UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:       811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Stockholders.

MAY 31, 2022

Annual Report

USAA Cornerstone Moderately
Conservative Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	32
Supplemental Information (Unaudited)	33
Trustee and Officer Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Example	39
Additional Federal Income Tax Information	40
Advisory Contract Renewal	41
Liquidity Risk Management Program	44
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Moderately Conservative Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderately Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of -5.95%. This compares to returns of -8.41% for the Bloomberg U.S. Universal Index, and -7.02% for the Cornerstone Moderately Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity and fixed income asset classes were negative over the past year, while real estate investment trusts and commodities were positive. The Fund outperformed the Cornerstone Moderately Conservative Composite Index.

Positive contributors to the relative performance included security selection within the U.S. large-cap, U.S. small-cap, and international portions of the portfolio. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year. Over the period, the Fund maintained a large allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in early 2022.

These positive drivers were slightly offset by an overweight to emerging market stocks as more developed markets withstood macroeconomic shocks better in the past year. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderately Conservative Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg U.S. Universal Index[1]	Cornerstone Moderately Conservative Composite Index[2]
One Year	–5.95%	–8.41%	–7.02%
Five Year	3.62%	1.33%	4.83%
Since Inception	4.59%	2.08%	5.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Conservative Fund — Growth of $10,000

*Inception Date for the USAA Cornerstone Moderately Conservative Fund is 6/8/12.

1The unmanaged Bloomberg U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderately Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (23%), the MSCI ACWI ex USA IMI Net (15%), the Bloomberg U.S. Universal Index (58%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg U.S. Treasury—Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income with a secondary focus on capital appreciation.

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.3%)
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 11/15/22 @ 100	$63	$64
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (a)	110	110
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	48	48
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	55	55
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 6/20/22 @ 100 (a)	59	56
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	107	102
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 10/15/23 @ 100 (a)	120	120
Total Asset-Backed Securities (Cost $561)		555
Collateralized Mortgage Obligations (0.2%)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51, Callable 6/10/22 @ 100 (b)	26	25
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 1.08% (LIBOR01M+19bps), 2/15/40, Callable 6/15/22 @ 100 (c)	3	3
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	500	470
Total Collateralized Mortgage Obligations (Cost $537)		498
Common Stocks (16.1%)
Communication Services (1.3%):
AT&T, Inc.	33,800	720
Comcast Corp. Class A	7,526	333
Omnicom Group, Inc.	3,624	271
The Interpublic Group of Cos., Inc.	19,124	616
Verizon Communications, Inc.	11,698	600
		2,540
Consumer Discretionary (1.1%):
Best Buy Co., Inc.	2,392	196
eBay, Inc.	5,669	276
Garmin Ltd.	779	82
Lennar Corp. Class A	8,376	672
Target Corp. (d)	3,508	568
Whirlpool Corp.	1,858	343
		2,137
Consumer Staples (0.8%):
Altria Group, Inc.	14,663	793
Philip Morris International, Inc.	5,046	536
Walgreens Boots Alliance, Inc.	8,616	378
		1,707

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.7%):
EOG Resources, Inc.	3,338	$457
Exxon Mobil Corp.	9,274	890
ONEOK, Inc.	1,333	88
		1,435
Financials (1.9%):
Discover Financial Services	3,447	391
JPMorgan Chase & Co.	4,349	575
M&T Bank Corp.	473	85
Moody's Corp.	2,114	637
Regions Financial Corp.	3,807	84
Synchrony Financial	11,463	425
T. Rowe Price Group, Inc.	4,963	631
The Goldman Sachs Group, Inc.	807	264
The Hartford Financial Services Group, Inc.	6,007	436
		3,528
Health Care (3.0%):
Abbott Laboratories	5,342	628
AbbVie, Inc.	2,571	379
Agilent Technologies, Inc.	5,327	680
Amgen, Inc.	2,105	540
Bristol-Myers Squibb Co.	2,929	221
Cardinal Health, Inc.	10,200	574
Gilead Sciences, Inc. (d)	12,599	817
Medtronic PLC	4,550	456
Merck & Co., Inc.	3,810	351
Pfizer, Inc.	4,805	255
West Pharmaceutical Services, Inc.	1,657	514
Zoetis, Inc.	3,191	545
		5,960
Industrials (1.3%):
3M Co.	5,027	751
Cintas Corp.	299	119
Cummins, Inc.	326	68
Lockheed Martin Corp.	981	432
Masco Corp.	8,628	489
Robert Half International, Inc.	3,318	299
United Parcel Service, Inc. Class B	2,477	451
		2,609
Information Technology (5.2%):
Accenture PLC Class A	732	218
Apple, Inc.	16,033	2,386
Applied Materials, Inc.	2,891	339
Broadcom, Inc.	1,201	697
Cisco Systems, Inc.	9,138	412
Cognizant Technology Solutions Corp. Class A	749	56
HP, Inc.	7,634	296
Intel Corp.	6,861	305
International Business Machines Corp.	5,969	829
KLA Corp.	1,549	565

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Lam Research Corp.	460	$239
Mastercard, Inc. Class A	327	117
Microsoft Corp. (d)	9,012	2,450
Monolithic Power Systems, Inc.	808	364
Motorola Solutions, Inc.	706	155
NetApp, Inc.	1,920	138
QUALCOMM, Inc.	1,767	253
Seagate Technology Holdings PLC	2,223	188
Skyworks Solutions, Inc.	502	55
Teradyne, Inc.	618	68
Visa, Inc. Class A	461	98
		10,228
Materials (0.2%):
LyondellBasell Industries NV Class A	4,352	497
Real Estate (0.2%):
American Tower Corp.	635	163
Crown Castle International Corp.	933	177
Equinix, Inc.	45	31
Prologis, Inc.	336	43
Public Storage	86	28
		442
Utilities (0.6%):
Evergy, Inc. (d)	1,003	70
NRG Energy, Inc.	18,237	839
The Southern Co. (d)	3,512	266
		1,175
Total Common Stocks (Cost $31,133)		32,258
Corporate Bonds (0.2%)
Financials (0.2%):
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/11/22 @ 100 (c)	$500	450
Total Corporate Bonds (Cost $462)		450
U.S. Government Agency Mortgages (0.1%)
Federal National Mortgage Association
Series 2016-M2, Class AV2, 2.15%, 1/25/23	136	135
Total U.S. Government Agency Mortgages (Cost $136)		135
U.S. Treasury Obligations (1.9%)
U.S. Treasury Notes, 1.63%, 4/30/23	3,800	3,784
Total U.S. Treasury Obligations (Cost $3,793)		3,784
Exchange-Traded Funds (41.2%)
First Trust TCW Securitized Plus ETF	239,250	5,594
Invesco DB Commodity Index Tracking Fund (e)	22,900	660

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Invesco FTSE RAFI Developed Markets ex-US ETF	35,176	$1,584
Invesco FTSE RAFI Emerging Markets ETF	86,305	1,710
iShares 7-10 Year Treasury Bond ETF	30,537	3,155
iShares Core MSCI Emerging Markets ETF	86,733	4,560
iShares Core S&P 500 ETF	4,196	1,741
iShares Core S&P Small-Cap ETF	34,499	3,494
iShares Core US Aggregate Bond ETF	76,799	7,946
iShares Core US REIT ETF (d)	2,685	156
iShares JP Morgan USD Emerging Markets Bond ETF	5,268	481
iShares MSCI Canada ETF (f)	67,168	2,541
iShares MSCI International Momentum Factor ETF	71,831	2,386
iShares MSCI International Quality Factor ETF	81,444	2,795
JPMorgan BetaBuilders Canada ETF	8,198	539
Schwab Fundamental Emerging Markets Large Co. Index ETF	170,705	4,766
Schwab Fundamental International Large Co. Index ETF	237,343	7,510
Schwab Fundamental International Small Co. Index ETF	50,100	1,692
SPDR Bloomberg High Yield Bond ETF (d)	5,106	504
SPDR Gold Shares (e)	9,286	1,589
SPDR S&P Emerging Markets SmallCap ETF	7,496	396
U.S. Oil Fund LP (e) (f)	7,312	625
VanEck Gold Miners ETF	13,586	431
Vanguard FTSE All-World ex-US ETF	39,958	2,187
Vanguard FTSE Developed Markets ETF	100,729	4,584
Vanguard Mortgage-Backed Securities ETF	56,777	2,759
Vanguard Real Estate ETF	15,719	1,557
Vanguard Short-Term Bond ETF	33,858	2,625
Vanguard Small-Cap Value ETF (d) (f)	11,516	1,933
Vanguard Total Bond Market ETF (f)	49,999	3,834
Vanguard Total Stock Market ETF (d)	16,013	3,304
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	5,259	263
Xtrackers USD High Yield Corporate Bond ETF (f)	69,791	2,547
Total Exchange-Traded Funds (Cost $78,077)		82,448
Affiliated Exchange-Traded Funds (38.8%)
Victoryshares ESG Core Plus Bond ETF (f)	672,115	15,102
VictoryShares USAA Core Intermediate-Term Bond ETF (f)	1,236,020	59,452
VictoryShares USAA Core Short-Term Bond ETF	54,683	2,712
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (d)	9,770	436
Total Affiliated Exchange-Traded Funds (Cost $85,605)		77,702
Collateral for Securities Loaned (6.5%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.67% (g)	6,215,197	6,215
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (g)	6,877,430	6,878
Total Collateral for Securities Loaned (Cost $13,093)		13,093
Total Investments (Cost $213,397) — 105.3%		210,923
Liabilities in excess of other assets — (5.3)%		(10,579)
NET ASSETS — 100.00%		$200,344

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2022

At May 31, 2022, the Fund's investments in foreign securities were 18.6% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $961 thousands and amounted to 0.5% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2022.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(d)  All or a portion of this security has been segregated as collateral for derivative instruments.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  Rate disclosed is the daily yield on May 31, 2022.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	17	6/20/22	$1,572,905	$1,624,693	$51,788
S&P/Toronto Stock Exchange 60 Index Futures	9	6/16/22	1,834,730	1,784,059	(50,671)
					$1,117

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Conservative Fund	Schedule of Portfolio Investments — continued May 31, 2022

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	11	6/16/22	$1,396,939	$1,423,016	$(26,077)
Euro Stoxx 50 Futures	28	6/20/22	1,099,679	1,137,288	(37,609)
Hang Seng Index Futures	7	6/29/22	912,096	954,237	(42,141)
Tokyo Price Index Futures	8	6/9/22	1,121,886	1,186,451	(64,565)
					$(170,392)
Total unrealized appreciation					$51,788
Total unrealized depreciation					(221,063)
Total net unrealized appreciation (depreciation)					$(169,275)

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Conservative Fund
Assets:
Affiliated investments, at value (Cost $85,605)	$77,702
Unaffiliated investments, at value (Cost $127,792)	133,221	(a)
Cash	2,814
Deposit with broker for futures contracts	445
Receivables:
Interest and dividends	92
Capital shares issued	55
Variation margin on open futures contracts	7
From Adviser	33
Prepaid expenses	15
Total Assets	214,384
Liabilities:
Payables:
Collateral received on loaned securities	13,093
Collateral received from broker for futures contract	84
Investments purchased	596
Capital shares redeemed	43
Variation margin on open futures contracts	36
Accrued expenses and other payables:
Investment advisory fees	84
Administration fees	25
Custodian fees	3
Transfer agent fees	34
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	41
Total Liabilities	14,040
Net Assets:
Capital	192,995
Total accumulated earnings/(loss)	7,349
Net Assets	$200,344
Shares (unlimited number of shares authorized with no par value):	17,847
Net asset value, offering and redemption price per share: (c)	$11.23

(a)  Includes $12,748 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Moderately Conservative Fund
Investment Income:
Income distributions from affiliated funds	$1,004
Dividends from unaffiliated investments	2,721
Interest from unaffiliated investments	849
Securities lending (net of fees)	54
Foreign tax withholding	— (a)
Total Income	4,628
Expenses:
Investment advisory fees	1,088
Administration fees	326
Sub-Administration fees	71
Custodian fees	20
Transfer agent fees	462
Trustees' fees	48
Compliance fees	2
Legal and audit fees	54
State registration and filing fees	23
Other expenses	55
Recoupment of prior expenses waived/reimbursed by Adviser	32
Total Expenses	2,181
Expenses waived/reimbursed by Adviser	(222)
Net Expenses	1,959
Net Investment Income (Loss)	2,669
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	13,887
Capital gain distributions received from affiliated funds	125
Net realized gains (losses) from futures contracts	291
Net change in unrealized appreciation/depreciation on affiliated investment securities	(7,625)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(22,136)
Net change in unrealized appreciation/depreciation on futures contracts	(46)
Net realized/unrealized gains (losses) on investments	(15,504)
Change in net assets resulting from operations	$(12,835)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Conservative Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$2,669	$3,052
Net realized gains (losses)	14,303	8,850
Net change in unrealized appreciation/depreciation	(29,807)	22,233
Change in net assets resulting from operations	(12,835)	34,135
Change in net assets resulting from distributions to shareholders	(14,110)	(3,777)
Change in net assets resulting from capital transactions	5,397	(29,253)
Change in net assets	(21,548)	1,105
Net Assets:
Beginning of period	221,892	220,787
End of period	$200,344	$221,892
Capital Transactions:
Proceeds from shares issued	$24,022	$24,253
Distributions reinvested	14,047	3,582
Cost of shares redeemed	(32,672)	(57,088)
Change in net assets resulting from capital transactions	$5,397	$(29,253)
Share Transactions:
Issued	1,948	2,002
Reinvested	1,142	303
Redeemed	(2,665)	(4,710)
Change in Shares	425	(2,405)

See notes to financial statements.

16

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17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Moderately Conservative Fund
Year Ended May 31:
2022	$12.74	0.15	(d)	(0.85)	(0.70)	(0.17)	(0.64)
2021	$11.14	0.16	(d)	1.64	1.80	(0.17)	(0.03)
2020	$10.94	0.23	(d)	0.22	0.45	(0.23)	(0.02)
2019	$11.29	0.24		(0.14)	0.10	(0.24)	(0.21)
2018	$11.34	0.21		0.23	0.44	(0.21)	(0.28)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased usage of quantitative investment strategies.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Conservative Fund
Year Ended May 31:
2022	(0.81)	$11.23	(5.95)%	0.90%	1.23%	1.00%	$200,344	61%
2021	(0.20)	$12.74	16.30%	0.90%	1.35%	1.02%	$221,892	52%
2020	(0.25)	$11.14	4.09%	0.90%	2.05%	1.02%	$220,787	84%
2019	(0.45)	$10.94	0.99%	0.90%	2.22%	1.08%	$226,484	77	%(e)
2018	(0.49)	$11.29	3.89%	0.90%	1.84%	1.07%	$221,721	45%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$555	$—	$555
Collateralized Mortgage Obligations	—	498	—	498
Common Stocks	32,258	—	—	32,258
Corporate Bonds	—	450	—	450
U.S. Government Agency Mortgages	—	135	—	135
U.S. Treasury Obligations	—	3,784	—	3,784
Exchange-Traded Funds	82,448	—	—	82,448
Affiliated Exchange-Traded Funds	77,702	—	—	77,702
Collateral for Securities Loaned	13,093	—	—	13,093
Total	$205,501	$5,422	$—	$210,923
Other Financial Investments*
Assets:
Futures Contracts	$52	$—	$—	$52
Liabilities:
Futures Contracts	$(221)	$—	$—	$(221)
Total	$(169)	$—	$—	$(169)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended May 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$52	$221

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$291	$(46)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$12,748	$—	$13,093

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$7,210	$127

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$131,098	$111,597	$—	$25,463

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 0.90%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the year ended May 31, 2022, the Fund incurred reimbursable expenses of $222 thousand, of which $175 thousand consisted of affiliated ETF Adviser fee reimbursements. The Fund has a receivable related to these reimbursable expenses from the Adviser for $33 thousand, pursuant to the Fund's expense limitation agreement.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$219	$246	$47	$512

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(395)	$395

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,440	$7,670	$14,110	$3,243	$534	$3,777

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$935	$9,720	$(1)	$10,654	$(3,305)	$7,349

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, futures, trust preferred and grantor trust securities accruals, partnership, and REITs/return of capital.

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$214,045	$9,749	$(13,054)	$(3,305)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$33,279	$(16,640)	$—	$—	$(1,537)	$15,102	$142
VictoryShares USAA Core Intermediate-Term Bond ETF	24,121	82,451	(41,225)	—	119	(5,895)	59,452	792
VictoryShares USAA Core Short-Term Bond ETF	2,838	—	—	—	6	(126)	2,712	49
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	503	—	—	—	—	(67)	436	21
	$27,462	$115,730	$(57,865)	$—	$125	$(7,625)	$77,702	$1,004

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

32

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

38

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$933.10	$1,020.39	$4.39	$4.58	0.91%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
12%	12%	$3,443	$8,025

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderately Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-year period ended September 30, 2021, and was below the average of its performance universe for the three- and five-year periods ended September 30, 2021, and was below its Lipper index for the one-, three- and five-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

44

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

97447-0722

MAY 31, 2022

Annual Report

USAA Cornerstone Aggressive Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	38
Supplemental Information (Unaudited)	39
Trustee and Officer Information	39
Proxy Voting and Portfolio Holdings Information	45
Expense Example	45
Additional Federal Income Tax Information	46
Advisory Contract Renewal	47
Liquidity Risk Management Program	50
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Aggressive Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of -3.84%. This compares to returns of -6.78% for the MSCI All-Country World Index, and -5.94% for the Cornerstone Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity and fixed income asset classes were negative over the past year, while real estate investment trusts and commodities were positive. The Fund outperformed the Cornerstone Aggressive Composite Index.

Positive contributors to the relative performance included security selection within the U.S. large-cap, U.S. small-cap, and international portions of the portfolio. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year. Over the period, the Fund maintained an allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in early 2022.

The Fund held modest positions in equity index futures to provide tactical adjustments to various equity asset classes. In particular, a short position in Russell 2000 Index futures positively contributed to the Fund's returns during the reporting period.

These positive drivers were slightly offset by an underweight to commodities, which performed well as prices of energy soared during the period.

Further detractors from the relative performance were led by an overweight to international stocks. The U.S. economy recovered faster than the international economies, in part due to the United States' rapid vaccine dissemination and geographic distance from the Russian conflict.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Aggressive Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Aggressive Composite Index[2]
One Year	–3.84%	–6.78%	–5.94%
Five Year	6.54%	9.00%	8.07%
Since Inception	6.88%	10.17%	8.43%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Aggressive Fund — Growth of $10,000

*Inception Date for the USAA Cornerstone Aggressive Fund is 6/8/12.

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (46%), the MSCI ACWI ex USA IMI Net (30%), the Bloomberg U.S. Universal Index (18%), the Bloomberg Commodity Index Total Return (2%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation over the long term and also considers the potential for current income.

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**  Percentage is less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.1%)
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 11/15/22 @ 100	$28	$28
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (a)	50	50
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	25	25
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	29	29
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 6/20/22 @ 100 (a)	25	24
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	47	45
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 10/15/23 @ 100 (a)	63	63
Total Asset-Backed Securities (Cost $267)		264
Collateralized Mortgage Obligations (0.0%) (b)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51, Callable 6/10/22 @ 100 (c)	7	7
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 1.08% (LIBOR01M+19bps), 2/15/40, Callable 6/15/22 @ 100 (d)	1	1
Total Collateralized Mortgage Obligations (Cost $8)		8
Common Stocks (35.7%)
Communication Services (2.2%):
Alphabet, Inc. Class C (e)	1,519	3,465
AMC Networks, Inc. Class A (e)	1,349	53
AT&T, Inc.	32,776	698
Cargurus, Inc. (e)	3,246	82
Comcast Corp. Class A	17,115	758
EchoStar Corp. Class A (e)	3,044	73
Gray Television, Inc.	2,455	49
Match Group, Inc. (e)	6,745	531
Sirius XM Holdings, Inc. (f)	78,749	504
TechTarget, Inc. (e)	1,222	87
The Interpublic Group of Cos., Inc.	14,126	455
Thryv Holdings, Inc. (e)	2,337	61
United States Cellular Corp. (e)	2,868	88
Verizon Communications, Inc.	13,902	713
World Wrestling Entertainment, Inc. Class A	2,503	167
Ziff Davis, Inc. (e)	663	51
		7,835
Consumer Discretionary (3.4%):
Adtalem Global Education, Inc. (e)	2,071	68
AutoNation, Inc. (e)	1,910	228
AutoZone, Inc. (e)	508	1,046

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Best Buy Co., Inc.	5,248	$431
Big Lots, Inc. (f)	3,144	77
Boot Barn Holdings, Inc. (e)	970	78
Crocs, Inc. (e)	1,349	75
Deckers Outdoor Corp. (e)	169	45
Dick's Sporting Goods, Inc. (f)	904	73
Dillard's, Inc. Class A (f)	233	70
eBay, Inc.	10,904	531
Ford Motor Co.	41,719	571
General Motors Co. (e)	14,516	561
G-III Apparel Group Ltd. (e)	3,108	78
Graham Holdings Co. Class B	275	169
Group 1 Automotive, Inc.	879	158
Harley-Davidson, Inc.	3,757	132
KB Home	3,436	119
Kontoor Brands, Inc.	2,786	112
Lennar Corp. Class A	6,829	548
Lithia Motors, Inc.	331	101
Lowe's Cos., Inc.	5,949	1,162
McDonald's Corp.	2,553	644
Meritage Homes Corp. (e)	990	84
Murphy USA, Inc.	387	96
O'Reilly Automotive, Inc. (e)	1,627	1,037
Perdoceo Education Corp. (e)	10,197	111
Ralph Lauren Corp.	975	99
Signet Jewelers Ltd.	1,156	69
Sonic Automotive, Inc. Class A	3,303	151
Target Corp. (g)	2,503	405
Taylor Morrison Home Corp. (e)	3,153	91
Tesla, Inc. (e)	1,392	1,055
The Home Depot, Inc.	5,069	1,535
Thor Industries, Inc. (f)	1,054	80
Toll Brothers, Inc.	1,552	78
Tri Pointe Homes, Inc. (e)	3,488	73
Williams-Sonoma, Inc. (f)	743	95
Wingstop, Inc.	989	79
YETI Holdings, Inc. (e)	886	41
		12,256
Consumer Staples (1.9%):
Altria Group, Inc.	10,939	592
BJ's Wholesale Club Holdings, Inc. (e)	1,220	71
Coca-Cola Consolidated, Inc.	147	83
Colgate-Palmolive Co.	6,670	526
Costco Wholesale Corp.	1,334	622
Ingles Markets, Inc. Class A	1,185	105
National Beverage Corp.	2,797	139
Nu Skin Enterprises, Inc. Class A	1,890	88
PepsiCo, Inc.	3,972	666
Philip Morris International, Inc.	6,077	646
Sprouts Farmers Market, Inc. (e)	5,671	154

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Clorox Co.	3,031	$440
The Coca-Cola Co.	10,965	695
The Hershey Co.	2,181	462
The Kroger Co.	9,932	526
Tyson Foods, Inc. Class A	5,750	515
Vector Group Ltd.	5,535	68
Walgreens Boots Alliance, Inc.	11,736	514
WD-40 Co.	503	95
		7,007
Energy (1.6%):
Antero Resources Corp. (e)	3,767	162
California Resources Corp.	2,829	124
CNX Resources Corp. (e)	3,549	77
ConocoPhillips	12,458	1,400
Denbury, Inc. (e)	987	72
Devon Energy Corp.	7,963	596
EOG Resources, Inc.	4,448	609
Exxon Mobil Corp.	10,045	964
HF Sinclair Corp.	3,158	155
Marathon Oil Corp.	4,143	130
Marathon Petroleum Corp.	5,604	570
Ovintiv, Inc.	5,260	295
PDC Energy, Inc.	1,972	156
Peabody Energy Corp. (e) (g)	2,695	64
SM Energy Co.	1,864	90
Texas Pacific Land Corp.	71	111
World Fuel Services Corp. (g)	5,304	132
		5,707
Financials (5.3%):
Affiliated Managers Group, Inc.	832	111
AGNC Investment Corp. (f)	1,416	17
American Express Co.	3,458	584
American Financial Group, Inc.	3,230	456
Annaly Capital Management, Inc.	3,774	25
Aon PLC Class A	1,897	523
Artisan Partners Asset Management, Inc. Class A	3,252	125
Bank of Hawaii Corp.	686	55
Berkshire Hathaway, Inc. Class B (e)	5,562	1,757
Blackstone, Inc.	5,370	633
Capital One Financial Corp.	4,526	579
Cathay General Bancorp	5,287	217
Citigroup, Inc.	12,068	645
Cohen & Steers, Inc.	1,254	96
Cowen, Inc. Class A	3,772	100
Cullen/Frost Bankers, Inc.	561	70
Enstar Group Ltd. (e)	651	151
Erie Indemnity Co. Class A	547	92
Essent Group Ltd.	4,995	214
International Bancshares Corp.	4,425	186

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Jefferies Financial Group, Inc.	3,408	$113
JPMorgan Chase & Co.	6,982	923
Lakeland Financial Corp.	1,706	123
M&T Bank Corp.	2,883	519
Marsh & McLennan Cos., Inc.	3,383	541
Meta Financial Group, Inc.	3,109	129
MetLife, Inc.	8,138	548
MGIC Investment Corp.	10,620	148
Morgan Stanley	7,539	649
MSCI, Inc.	1,289	570
NMI Holdings, Inc. Class A (e)	9,856	183
OneMain Holdings, Inc.	3,091	136
Peoples Bancorp, Inc.	2,367	68
PJT Partners, Inc. Class A	1,730	131
Prudential Financial, Inc.	5,191	552
Radian Group, Inc.	10,679	230
Raymond James Financial, Inc.	5,045	497
Regions Financial Corp.	23,215	513
RLI Corp.	894	108
S&P Global, Inc.	1,733	606
SEI Investments Co.	8,032	469
ServisFirst Bancshares, Inc.	2,015	168
Signature Bank	2,129	460
Starwood Property Trust, Inc.	3,503	84
SVB Financial Group (e)	1,032	504
T. Rowe Price Group, Inc.	3,961	503
The Bancorp, Inc. (e)	3,125	65
The Goldman Sachs Group, Inc.	1,965	642
The Progressive Corp.	4,776	570
Unum Group	3,784	138
Virtu Financial, Inc. Class A	2,540	66
Wells Fargo & Co.	29,518	1,351
Western Alliance Bancorp	1,248	102
		19,045
Health Care (5.6%):
AbbVie, Inc.	9,752	1,437
Alkermes PLC (e)	4,886	146
AmerisourceBergen Corp.	3,046	472
Amgen, Inc.	5,113	1,313
AMN Healthcare Services, Inc. (e)	1,078	104
Amneal Pharmaceuticals, Inc. (e)	23,545	85
Anthem, Inc.	2,425	1,236
Arrowhead Pharmaceuticals, Inc. (e)	2,761	92
Biogen, Inc. (e)	2,847	569
Bristol-Myers Squibb Co.	8,772	662
Bruker Corp.	1,420	89
Chemed Corp.	264	128
Cigna Corp.	2,258	606
Corcept Therapeutics, Inc. (e)	4,159	87
CVS Health Corp.	6,367	616
See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dynavax Technologies Corp. (e)	5,082	$60
Eli Lilly & Co.	4,711	1,477
Emergent BioSolutions, Inc. (e)	2,376	78
Encompass Health Corp.	1,716	112
Exelixis, Inc. (e)	5,464	100
Fulgent Genetics, Inc. (e)	2,016	110
Gilead Sciences, Inc. (g)	9,427	611
Halozyme Therapeutics, Inc. (e)	4,072	187
IDEXX Laboratories, Inc. (e)	1,410	552
Innoviva, Inc. (e) (f)	7,178	109
iTeos Therapeutics, Inc. (e)	3,096	54
Johnson & Johnson (g)	10,466	1,879
Maravai LifeSciences Holdings, Inc. Class A (e)	2,142	67
McKesson Corp.	1,541	507
MEDNAX, Inc. (e)	3,011	58
Medpace Holdings, Inc. (e)	546	78
Merck & Co., Inc.	8,200	755
Mettler-Toledo International, Inc. (e)	405	521
Multiplan Corp. (e)	12,052	60
National HealthCare Corp. (g)	1,863	131
Owens & Minor, Inc.	1,814	63
Pfizer, Inc.	15,876	842
Premier, Inc. Class A	2,131	80
Prestige Consumer Healthcare, Inc. (e)	1,630	91
QuidelOrtho Corp. (e)	1,363	130
Select Medical Holdings Corp.	3,774	92
Supernus Pharmaceuticals, Inc. (e)	3,955	110
Tenet Healthcare Corp. (e)	2,001	129
Thermo Fisher Scientific, Inc.	1,254	712
United Therapeutics Corp. (e)	568	131
UnitedHealth Group, Inc.	3,675	1,826
Waters Corp. (e)	1,498	491
West Pharmaceutical Services, Inc.	1,606	498
		20,343
Industrials (4.1%):
3M Co.	7,476	1,116
ACCO Brands Corp.	14,319	108
AGCO Corp.	683	88
Allison Transmission Holdings, Inc.	4,733	189
American Woodmark Corp. (e)	1,517	79
ArcBest Corp.	996	75
Atkore, Inc. (e)	1,336	146
Boise Cascade Co.	2,397	185
CACI International, Inc. Class A (e)	366	103
Cimpress PLC (e)	1,716	75
Cintas Corp.	1,306	520
Crane Holdings Co.	472	45
Cummins, Inc.	2,535	530
EMCOR Group, Inc.	1,020	108
Fastenal Co.	9,189	492

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FedEx Corp.	2,678	$601
General Dynamics Corp.	4,653	1,046
GrafTech International Ltd.	7,447	65
Hillenbrand, Inc.	1,297	54
HNI Corp.	2,040	78
Illinois Tool Works, Inc.	2,416	503
Insperity, Inc.	659	66
Kforce, Inc.	1,263	83
Landstar System, Inc.	432	65
Lockheed Martin Corp.	3,950	1,738
ManpowerGroup, Inc.	1,586	142
Masco Corp.	8,426	478
Masonite International Corp. (e)	1,328	122
Matson, Inc.	1,373	123
MSC Industrial Direct Co., Inc.	1,964	167
Mueller Industries, Inc.	2,854	154
Northrop Grumman Corp.	1,147	537
Old Dominion Freight Line, Inc.	1,763	455
Oshkosh Corp.	1,171	109
Otis Worldwide Corp.	6,411	477
PACCAR, Inc.	5,984	520
Republic Services, Inc. (g)	3,692	494
Rush Enterprises, Inc. Class A	2,084	106
SkyWest, Inc. (e)	1,766	48
Steelcase, Inc. Class A	6,952	85
The Timken Co.	2,348	143
The Toro Co.	497	41
TriNet Group, Inc. (e)	759	60
Triton International Ltd.	2,376	152
Union Pacific Corp.	2,636	579
United Parcel Service, Inc. Class B	3,493	637
W.W. Grainger, Inc.	1,004	489
Waste Management, Inc.	3,261	517
		14,793
Information Technology (8.0%):
Accenture PLC Class A	4,385	1,309
Adobe, Inc. (e)	1,670	695
Amkor Technology, Inc.	7,375	151
Apple, Inc.	25,097	3,735
Applied Materials, Inc.	5,661	664
Avid Technology, Inc. (e)	3,076	90
Badger Meter, Inc.	1,029	81
Broadcom, Inc.	2,458	1,426
Ciena Corp. (e)	1,946	99
Cisco Systems, Inc.	27,779	1,251
Cognizant Technology Solutions Corp. Class A	7,158	535
CSG Systems International, Inc.	2,858	178
Diodes, Inc. (e)	1,276	98
DXC Technology Co. (e)	3,240	114
Ebix, Inc.	1,879	55

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
EVERTEC, Inc.	2,999	$114
Fair Isaac Corp. (e)	1,369	561
Fortinet, Inc. (e)	1,991	586
Gartner, Inc. (e)	1,983	520
HP, Inc.	28,314	1,100
Intel Corp.	15,664	696
International Business Machines Corp.	4,631	643
Intuit, Inc.	1,498	621
Jabil, Inc.	1,708	105
Kulicke & Soffa Industries, Inc.	1,429	77
Lattice Semiconductor Corp. (e)	2,351	122
Lumentum Holdings, Inc. (e)	1,123	97
Manhattan Associates, Inc. (e)	692	84
Maximus, Inc.	1,473	95
Methode Electronics, Inc.	3,307	149
Micron Technology, Inc.	8,540	631
Microsoft Corp. (g)	17,046	4,634
MKS Instruments, Inc.	897	111
Motorola Solutions, Inc.	2,389	525
NCR Corp. (e)	3,060	106
NVIDIA Corp.	5,071	947
Oracle Corp.	8,660	623
Palo Alto Networks, Inc. (e) (g)	1,086	546
Paychex, Inc.	4,072	504
Perficient, Inc. (e)	1,173	115
QUALCOMM, Inc.	9,298	1,332
Qualys, Inc. (e)	1,015	133
Sanmina Corp. (e)	2,610	114
SPS Commerce, Inc. (e)	899	96
Synaptics, Inc. (e)	609	90
Teradata Corp. (e)	1,772	68
Texas Instruments, Inc.	7,620	1,347
The Hackett Group, Inc.	4,379	90
TTEC Holdings, Inc.	1,040	70
VeriSign, Inc. (e)	2,878	502
Vishay Intertechnology, Inc.	5,421	111
Xperi Holding Corp.	5,350	88
		28,834
Materials (1.3%):
Avery Dennison Corp.	2,656	458
CF Industries Holdings, Inc.	5,253	519
Commercial Metals Co.	2,845	113
Huntsman Corp.	2,562	93
Linde PLC	2,006	651
Louisiana-Pacific Corp. (f)	3,324	230
LyondellBasell Industries NV Class A	5,017	573
Minerals Technologies, Inc.	867	57
Nucor Corp.	7,955	1,054
Reliance Steel & Aluminum Co.	751	146
The Sherwin-Williams Co.	1,894	508

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tronox Holdings PLC Class A	4,189	$75
United States Steel Corp.	2,933	74
Warrior Met Coal, Inc.	2,891	97
		4,648
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	378	63
American Tower Corp.	1,341	343
AvalonBay Communities, Inc.	376	78
Boston Properties, Inc.	400	44
Brixmor Property Group, Inc.	2,598	63
Camden Property Trust	263	38
CBRE Group, Inc. Class A (e)	905	75
Cousins Properties, Inc.	1,378	48
Crown Castle International Corp.	1,273	241
CubeSmart	2,102	94
Digital Realty Trust, Inc.	759	106
Duke Realty Corp.	1,007	53
Equinix, Inc.	241	166
Equity LifeStyle Properties, Inc.	467	35
Equity Residential	958	74
Essex Property Trust, Inc.	175	50
Extra Space Storage, Inc.	360	64
Federal Realty Investment Trust	507	58
First Industrial Realty Trust, Inc.	1,825	97
Franklin Street Properties Corp.	12,562	57
Gaming and Leisure Properties, Inc.	1,545	72
Healthpeak Properties, Inc.	1,454	43
Host Hotels & Resorts, Inc.	1,905	38
Invitation Homes, Inc.	1,531	58
Iron Mountain, Inc.	779	42
Jones Lang LaSalle, Inc. (e)	363	72
Kimco Realty Corp.	4,921	116
Lamar Advertising Co. Class A	465	46
LTC Properties, Inc.	1,829	71
Medical Properties Trust, Inc.	1,587	30
Mid-America Apartment Communities, Inc.	308	56
National Health Investors, Inc.	2,031	120
Omega Healthcare Investors, Inc.	635	19
One Liberty Properties, Inc.	1,831	50
Prologis, Inc.	2,178	278
Public Storage	425	141
Realty Income Corp.	1,440	98
Regency Centers Corp.	412	28
Rexford Industrial Realty, Inc.	2,197	140
Ryman Hospitality Properties, Inc. (e)	1,239	111
SBA Communications Corp.	295	99
Simon Property Group, Inc.	886	102
SITE Centers Corp.	7,123	112
Sun Communities, Inc.	301	49
Tejon Ranch Co. (e)	3,100	53

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Terreno Realty Corp.	1,332	$81
UDR, Inc.	801	38
Ventas, Inc.	1,061	60
VICI Properties, Inc.	2,835	87
Vornado Realty Trust	439	15
Welltower, Inc.	1,118	100
Weyerhaeuser Co.	2,021	80
WP Carey, Inc.	480	40
Zillow Group, Inc. Class C (e)	603	24
		4,416
Utilities (1.1%):
American States Water Co.	1,937	154
CenterPoint Energy, Inc.	15,605	500
Exelon Corp.	10,687	525
FirstEnergy Corp.	11,329	487
MDU Resources Group, Inc.	5,622	154
National Fuel Gas Co.	2,194	161
NorthWestern Corp.	2,637	162
NRG Energy, Inc.	11,308	521
Otter Tail Corp. (g)	2,371	155
The AES Corp.	23,509	518
UGI Corp.	12,711	543
		3,880
Total Common Stocks (Cost $107,753)		128,764
Corporate Bonds (0.1%)
Financials (0.1%):
Capital One NA, 2.15%, 9/6/22, Callable 8/6/22 @ 100	$150	150
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/11/22 @ 100 (d)	175	157
		307
Total Corporate Bonds (Cost $312)		307
U.S. Government Agency Mortgages (0.0%) (b)
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	68	68
Total U.S. Government Agency Mortgages (Cost $68)		68
U.S. Treasury Obligations (0.4%)
U.S. Treasury Notes, 1.63%, 4/30/23	1,567	1,560
Total U.S. Treasury Obligations (Cost $1,577)		1,560
Exchange-Traded Funds (51.3%)
Invesco DB Commodity Index Tracking Fund (e)	28,600	824
Invesco FTSE RAFI Developed Markets ex-US ETF	43,991	1,980
Invesco FTSE RAFI Emerging Markets ETF (f)	240,641	4,767

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
iShares 7-10 Year Treasury Bond ETF	5,485	$567
iShares Core MSCI EAFE ETF	103,179	6,800
iShares Core MSCI Emerging Markets ETF	305,327	16,051
iShares Core S&P 500 ETF	55,688	23,103
iShares Core US Aggregate Bond ETF	47,109	4,874
iShares Core US REIT ETF (g)	13,132	762
iShares JP Morgan USD Emerging Markets Bond ETF	11,616	1,060
iShares MSCI Canada ETF (f)	216,200	8,179
iShares MSCI International Momentum Factor ETF	146,564	4,867
iShares MSCI International Quality Factor ETF	165,207	5,670
JPMorgan BetaBuilders Canada ETF	15,897	1,046
Schwab Fundamental Emerging Markets Large Co. Index ETF	430,014	12,006
Schwab Fundamental International Large Co. Index ETF	829,619	26,249
Schwab Fundamental International Small Co. Index ETF	91,800	3,101
SPDR Gold Shares (e)	14,022	2,400
SPDR S&P Emerging Markets SmallCap ETF	14,790	781
U.S. Oil Fund LP (e)	15,125	1,293
VanEck Gold Miners ETF	24,925	791
Vanguard FTSE All-World ex-US ETF	142,613	7,807
Vanguard FTSE Developed Markets ETF	434,913	19,793
Vanguard FTSE Emerging Markets ETF (g)	23,072	1,007
Vanguard Mortgage-Backed Securities ETF	18,666	907
Vanguard Real Estate ETF (f)	35,391	3,506
Vanguard S&P 500 ETF (g)	8,718	3,310
Vanguard Short-Term Bond ETF	54,018	4,189
Vanguard Short-Term Corporate Bond ETF (f)	23,551	1,823
Vanguard Total Bond Market ETF (f)	68,416	5,246
Vanguard Total Stock Market ETF (g)	40,024	8,259
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	16,645	833
Xtrackers USD High Yield Corporate Bond ETF (f)	42,134	1,538
Total Exchange-Traded Funds (Cost $164,004)		185,389
Affiliated Exchange-Traded Funds (10.9%)
VictoryShares ESG Core Plus Bond ETF	295,569	6,641
VictoryShares USAA Core Intermediate-Term Bond ETF (f)	559,715	26,922
VictoryShares USAA Core Short-Term Bond ETF	103,145	5,115
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	16,000	714
Total Affiliated Exchange-Traded Funds (Cost $43,129)		39,392
Collateral for Securities Loaned (5.9%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.67% (h)	2,035,117	2,035
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (h)	19,227,206	19,227
Total Collateral for Securities Loaned (Cost $21,262)		21,262
Total Investments (Cost $338,380) — 104.4%		377,014
Liabilities in excess of other assets — (4.4)%		(15,931)
NET ASSETS — 100.00%		$361,083

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

At May 31, 2022, the Fund's investments in foreign securities were 34.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $236 thousands and amounted to 0.1% of net assets.

(b)  Amount represents less than 0.05% of net assets.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2022.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  Rate disclosed is the daily yield on May 31, 2022.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	34	6/20/22	$3,125,527	$3,249,386	$123,859
S&P/Toronto Stock Exchange 60 Index Futures	18	6/16/22	3,669,462	3,568,119	(101,343)
					$22,516

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Cornerstone Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	23	6/16/22	$2,920,873	$2,975,397	$(54,524)
Hang Seng Index Futures	16	6/29/22	2,084,792	2,181,114	(96,322)
Russell 2000 E-Mini Index Futures	32	6/20/22	3,158,146	2,979,040	179,106
Tokyo Price Index Futures	8	6/09/22	1,121,886	1,186,451	(64,565)
					(36,305)
Total unrealized appreciation					$302,965
Total unrealized depreciation					(316,754)
Total net unrealized appreciation (depreciation)					$(13,789)

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Aggressive Fund
Assets:
Affiliated investments, at value (Cost $43,129)	$39,392
Unaffiliated investments, at value (Cost $295,251)	337,622	(a)
Cash	3,419
Deposit with broker for futures contracts	2,535
Receivables:
Interest and dividends	233
Capital shares issued	164
Variation margin on open futures contracts	40
From Adviser	5
Prepaid expenses	17
Total Assets	383,427
Liabilities:
Payables:
Collateral received on loaned securities	21,262
Collateral received from broker for futures contract	71
Investments purchased	376
Capital shares redeemed	213
Variation margin on open futures contracts	65
Accrued expenses and other payables:
Investment advisory fees	181
Administration fees	45
Custodian fees	4
Transfer agent fees	80
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	46
Total Liabilities	22,344
Net Assets:
Capital	310,930
Total accumulated earnings/(loss)	50,153
Net Assets	$361,083
Shares (unlimited number of shares authorized with no par value):	26,653
Net asset value, offering and redemption price per share: (c)	$13.55

(a)  Includes $20,708 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$549
Dividends from unaffliated investments	7,493
Interest from unaffiliated investments	393
Securities lending (net of fees)	101
Foreign tax withholding	— (a)
Total Income	8,536
Expenses:
Investment advisory fees	2,314
Administration fees	579
Sub-Administration fees	91
Custodian fees	25
Transfer agent fees	1,040
Trustees' fees	48
Compliance fees	3
Legal and audit fees	54
State registration and filing fees	27
Recoupment of prior expenses waived/reimbursed by Adviser	78
Other expenses	67
Total Expenses	4,326
Expenses waived/reimbursed by Adviser	(91)
Net Expenses	4,235
Net Investment Income (Loss)	4,301
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	19,222
Capital gain distributions from affiliated funds	65
Net realized gains (losses) from futures contracts	1,528
Net change in unrealized appreciation/depreciation on affiliated funds	(3,644)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(35,714)
Net change in unrealized appreciation/depreciation on futures contracts	(103)
Net realized/unrealized gains (losses) on investments	(18,646)
Change in net assets resulting from operations	$(14,345)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Aggressive Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$4,301	$3,261
Net realized gains (losses)	20,815	26,897
Net change in unrealized appreciation/depreciation	(39,461)	74,955
Change in net assets resulting from operations	(14,345)	105,113
Change in net assets resulting from distributions to shareholders	(31,884)	(7,114)
Change in net assets resulting from capital transactions	19,816	(54,063)
Change in net assets	(26,413)	43,936
Net Assets:
Beginning of period	387,496	343,560
End of period	$361,083	$387,496
Capital Transactions:
Proceeds from shares issued	$46,933	$43,105
Distributions reinvested	31,825	6,811
Cost of shares redeemed	(58,942)	(103,979)
Change in net assets resulting from capital transactions	$19,816	$(54,063)
Share Transactions:
Issued	3,145	3,112
Reinvested	2,151	494
Redeemed	(3,957)	(7,566)
Change in Shares	1,339	(3,960)

See notes to financial statements.

22

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23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Aggressive Fund
Year Ended May 31: 2022	$15.31	0.17	(d)	(0.66)	(0.49)	(0.17)	(1.10)
2021	$11.74	0.12	(d)	3.71	3.83	(0.18)	(0.08)
2020	$11.73	0.20	(d)	0.03	0.23	(0.15)	(0.07)
2019	$12.81	0.15		(0.57)	(0.42)	(0.18)	(0.48)
2018	$12.57	0.16		0.94	1.10	(0.14)	(0.72)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Aggressive Fund
Year Ended May 31: 2022	(1.27)	$13.55	(3.84)%	1.10%	1.11%	1.12%	$361,083	43%
2021	(0.26)	$15.31	32.91%	1.10%	0.88%	1.17%	$387,496	64%
2020	(0.22)	$11.74	1.78%	1.10%	1.68%	1.18%	$343,560	90%
2019	(0.66)	$11.73	(3.04)%	1.10%	1.54%	1.24%	$351,410	95	%(e)
2018	(0.86)	$12.81	8.85%	1.10%	1.18%	1.25%	$344,768	65%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$264	$—	$264
Collateralized Mortgage Obligations	—	8	—	8
Common Stocks	128,764	—	—	128,764
Corporate Bonds	—	307	—	307
U.S. Government Agency Mortgages	—	68	—	68
U.S. Treasury Obligations	—	1,560	—	1,560
Exchange-Traded Funds	185,389	—	—	185,389
Affiliated Exchange-Traded Funds	39,392	—	—	39,392
Collateral for Securities Loaned	21,262	—	—	21,262
Total	$374,807	$2,207	$—	$377,014
Other Financial Investments*
Assets:
Futures Contracts	$303	$—	$—	$303
Liabilities:
Futures Contracts	$(317)	$—	$—	$(317)
Total	$(14)	$—	$—	$(14)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended May 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$303	$317

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,528	$(103)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$20,708	$—	$21,262

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$2,957	$55

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$162,524	$162,770	$—	$9,603

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 1.10%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the year ended May 31, 2022, the Fund incurred reimbursable expenses of $91 thousand which consisted of affiliated ETF Adviser fee reimbursements. The Fund has a receivable related to these reimbursable expenses from the Adviser for $5 thousand, pursuant to the Fund's expense limitation agreement.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Total
$187	$236	$423

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

ETF Risk — ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(751)	$751

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$16,878	$15,006	$31,884	$6,174	$940	$7,114

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,970	$11,395	$(5)	$13,360	$36,793	$50,153

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, futures, trust preferred and grantor trust securities accruals, partnership, and REITs/return of capital.

As of May 31, 2022, the Fund had no capital loss carryforwards, for capital income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$339,904	$49,031	$(12,238)	$36,793

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$14,618	$(7,309)	$—	$—	$(668)	$6,641	$62
VictoryShares USAA Core Intermediate-Term Bond ETF	11,794	35,514	(17,758)	—	54	(2,628)	26,922	361
VictoryShares USAA Core Short-Term Bond ETF	5,353	—	—	—	11	(238)	5,115	92
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	824	—	—	—	—	(110)	714	34
	$17,971	$50,132	$(25,067)	$—	$65	$(3,644)	$39,392	$549

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

38

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$948.00	$1,019.40	$5.39	$5.59	1.11%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
20%	21%	$12,676	$15,584

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers over the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

50

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

97448-0722

MAY 31, 2022

Annual Report

USAA Cornerstone Conservative Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	22
Supplemental Information (Unaudited)	23
Trustee and Officer Information	23
Proxy Voting and Portfolio Holdings Information	28
Expense Example	28
Additional Federal Income Tax Information	29
Advisory Contract Renewal	30
Liquidity Risk Management Program	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Conservative Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Conservative Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Conservative Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of -6.19%. This compares to returns of -8.41% for the Bloomberg U.S. Universal Index, and -7.66% for the Cornerstone Conservative Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity and fixed income asset classes were negative over the past year, while real estate investment trust ("REITs") and commodities were positive. The Fund outperformed the Cornerstone Conservative Composite Index.

Positive contributors to the relative performance included the underlying funds' stock selection within fixed income. Over the period, the Fund maintained a large allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in early 2022. Other positive contributors to the relative performance included security selection within the U.S. large-cap, U.S. small-cap, and international portions of the portfolio. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year.

Another positive performance driver was a slight overweight to commodities, which performed well as prices of energy soared during the period.

Detractors to the relative performance were underweights to both REITs and cash. REITs did well due to investors seeking yield and concerns over rising interest rates.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Conservative Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	Bloomberg U.S. Universal Index[1]	Cornerstone Conservative Composite Index[2]
One Year	–6.19%	–8.41%	–7.66%
Five Year	3.26%	1.33%	3.07%
Since Inception	3.95%	2.08%	3.83%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Conservative Fund — Growth of $10,000

*The performance of the Bloomberg Barclays U.S. Universal Index and Cornerstone Conservative Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Aggressive Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1The unmanaged Bloomberg U.S. Universal Index is an index that represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Conservative Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (11%), the MSCI ACWI ex USA IMI Net (8%), the Bloomberg U.S. Universal Index (78%), the Bloomberg Commodity Index Total Return (0.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (0.5%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks current income and also considers the potential for capital appreciation.

Top 10 Holdings*:

May 31, 2022

(% of Net Assets)

USAA Intermediate-Term Bond Fund Institutional Shares	18.8%
VictoryShares USAA Core Short-Term Bond ETF	14.9%
USAA Government Securities Fund Institutional Shares	14.9%
USAA Income Fund Institutional Shares	11.5%
VictoryShares USAA Core Intermediate-Term Bond ETF	7.2%
USAA High Income Fund Institutional Shares	5.2%
USAA 500 Index Fund Reward Shares	4.3%
USAA International Fund Institutional Shares	3.4%
USAA Short-Term Bond Fund Institutional Shares	2.9%
USAA Target Managed Allocation Fund	2.5%

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Conservative Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (28.7%)
VictoryShares USAA Core Intermediate-Term Bond ETF	334,133	$16,072
VictoryShares USAA Core Short-Term Bond ETF	669,201	33,186
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	67,940	3,030
VictoryShares USAA MSCI International Value Momentum ETF	113,561	5,063
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	18,550	1,228
VictoryShares USAA MSCI USA Value Momentum ETF	81,189	5,364
Total Affiliated Exchange-Traded Funds (Cost $63,944)		63,943
Affiliated Mutual Funds (71.0%)
USAA 500 Index Fund Reward Shares	177,505	9,498
USAA Emerging Markets Fund Institutional Shares	120,040	2,397
USAA Government Securities Fund Institutional Shares	3,608,273	33,143
USAA Growth Fund Institutional Shares	59,004	1,584
USAA High Income Fund Institutional Shares	1,655,124	11,702
USAA Income Fund Institutional Shares	2,170,397	25,719
USAA Income Stock Fund Institutional Shares	100,587	1,942
USAA Intermediate-Term Bond Fund Institutional Shares	4,381,999	41,913
USAA International Fund Institutional Shares	314,618	7,592
USAA Nasdaq-100 Index Fund Class R6	47,363	1,588
USAA Precious Metals and Minerals Fund Institutional Shares	61,676	1,143
USAA Short-Term Bond Fund Institutional Shares	741,370	6,564
USAA Small Cap Stock Fund Institutional Shares	101,426	1,293
USAA Target Managed Allocation Fund	581,717	5,689
USAA Value Fund Institutional Shares	112,498	2,057
Victory Market Neutral Income Fund Class I	486,887	4,689
Total Affiliated Mutual Funds (Cost $163,063)		158,513
Total Investments (Cost $227,007) — 99.7%		222,456
Other assets in excess of liabilities — 0.3%		681
NET ASSETS — 100.00%		$223,137

At May 31, 2022, the Fund's investments in foreign securities were 8.1% of net assets.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Conservative Fund
Assets:
Affiliated investments, at value (Cost $227,007)	$222,456
Cash	654
Receivables:
Capital shares issued	160
Prepaid expenses	23
Total Assets	223,293
Liabilities:
Payables:
Capital shares redeemed	122
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(a)
Trustees' fees	—	(a)
Other accrued expenses	33
Total Liabilities	156
Net Assets:
Capital	223,843
Total accumulated earnings/(loss)	(706)
Net Assets	$223,137
Shares (unlimited number of shares authorized with no par value):	20,852
Net asset value, offering and redemption price per share: (b)	$10.70

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Conservative Fund
Investment Income:
Income distributions from affiliated funds	$6,718
Interest from unaffiliated investments	— (a)
Securities lending (net of fees)	1
Total Income	6,719
Expenses:
Sub-Administration fees	18
Custodian fees	7
Trustees' fees	48
Compliance fees	2
Printing fees	23
Legal and audit fees	50
State registration and filing fees	35
Interfund lending fees	— (a)
Other expenses	21
Total Expenses	204
Net Investment Income (Loss)	6,515
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	(339)
Capital gain distributions received from affiliated funds	4,343
Net change in unrealized appreciation/depreciation on affiliated funds	(25,778)
Net realized/unrealized gains (losses) on investments	(21,774)
Change in net assets resulting from operations	$(15,259)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Conservative Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$6,515	$5,871
Net realized gains (losses)	4,004	3,646
Net change in unrealized appreciation/depreciation	(25,778)	15,992
Change in net assets resulting from operations	(15,259)	25,509
Change in net assets resulting from distributions to shareholders	(9,581)	(8,183)
Change in net assets resulting from capital transactions	4,027	20,674
Change in net assets	(20,813)	38,000
Net Assets:
Beginning of period	243,950	205,950
End of period	$223,137	$243,950
Capital Transactions:
Proceeds from shares issued	$60,512	$66,446
Distributions reinvested	9,518	8,144
Cost of shares redeemed	(66,003)	(53,916)
Change in net assets resulting from capital transactions	$4,027	$20,674
Share Transactions:
Issued	5,222	5,750
Reinvested	819	711
Redeemed	(5,759)	(4,674)
Change in Shares	282	1,787
See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Conservative Fund
Year Ended May 31: 2022	$11.86	0.31	(d)	(1.01)	(0.70)	(0.31)	(0.15)
2021	$10.96	0.30	(d)	1.03	1.33	(0.31)	(0.12)
2020	$10.72	0.32	(d)	0.25	0.57	(0.33)	—
2019	$10.64	0.32		0.08	0.40	(0.32)	—
2018	$10.76	0.30		(0.11)	0.19	(0.31)	—

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023 instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Conservative Fund
Year Ended May 31: 2022	(0.46)	$10.70	(6.19)%	0.08%	2.68%	0.08%	$223,137	11%
2021	(0.43)	$11.86	12.28%	0.10%	2.61%	0.10%	$243,950	15%
2020	(0.33)	$10.96	5.45%	0.09%	2.92%	0.10%	$205,950	8%
2019	(0.32)	$10.72	3.84%	0.10%	2.99%	0.12%	$193,265	22%
2018	(0.31)	$10.64	1.79%	0.10%	2.87%	0.12%	$196,292	5%

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Conservative Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFS") managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM"), an affiliate of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$63,943	$—	$—	$63,943
Affiliated Mutual Funds	158,513	—	—	158,513
Total	$222,456	$—	$—	$222,456

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of May 31, 2022, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$31,005	$25,518

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA does not receive any fees from the Fund for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,245	1	1.33%	$1,245

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

(e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$6,665	$2,916	$9,581	$6,144	$2,039	$8,183

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$749	$3,684	$4,433	$(5,139)	$(706)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$227,595	$7,975	$(13,114)	$(5,139)

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA 500 Index Fund Reward Shares	$9,138	$2,349	$(1,470)	$196	$339	$(715)	$9,498	$121
USAA Aggressive Growth Fund Institutional Shares	1,899	214	(1,456)	18	212	(675)	—	2

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA Emerging Markets Fund Institutional Shares	$2,639	$270	$—	$—	$—	$(512)	$2,397	$24
USAA Government Securities Fund Institutional Shares	42,504	1,927	(7,601)	(714)	479	(2,973)	33,143	752
USAA Growth Fund Institutional Shares	2,141	200	(248)	80	167	(589)	1,584	33
USAA High Income Fund Institutional Shares	12,325	1,783	(1,230)	(23)	—	(1,153)	11,702	589
USAA Income Fund Institutional Shares	37,419	1,702	(8,866)	(538)	675	(3,998)	25,719	1,027
USAA Income Stock Fund Institutional Shares	2,749	475	(1,211)	201	166	(272)	1,942	64
USAA Intermediate-Term Bond Fund Institutional Shares	40,005	7,665	—	—	780	(5,757)	41,913	1,378
USAA International Fund Institutional Shares	8,430	1,908	(1,213)	(11)	395	(1,522)	7,592	290
USAA Nasdaq-100 Index Fund Class R6	—	1,500	—	—	—	88	1,588	—
USAA Precious Metals and Minerals Fund Institutional Shares	1,408	12	—	—	(1)	(277)	1,143	11
USAA Short-Term Bond Fund Institutional Shares	6,750	166	—	—	40	(352)	6,564	139
USAA Small Cap Stock Fund Institutional Shares	1,486	616	(253)	91	232	(647)	1,293	139
USAA Target Managed Allocation Fund	6,359	1,394	(508)	95	662	(1,651)	5,689	733
USAA Value Fund Institutional Shares	2,195	396	(483)	(2)	84	(49)	2,057	66
Victory Market Neutral Income Fund Class I	—	4,684	—	—	—	5	4,689	28
VictoryShares USAA Core Intermediate-Term Bond ETF	17,831	—	—	—	41	(1,759)	16,072	310
VictoryShares USAA Core Short-Term Bond ETF	30,971	3,744	—	—	72	(1,529)	33,186	574
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	3,500	—	—	—	—	(470)	3,030	144
VictoryShares USAA MSCI International Value Momentum ETF	5,763	—	—	—	—	(700)	5,063	191
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	1,313	—	—	—	—	(85)	1,228	12
VictoryShares USAA MSCI USA Value Momentum ETF	6,261	—	(979)	268	—	(186)	5,364	91
	$243,086	$31,005	$(25,518)	$(339)	$4,343	$(25,778)	$222,456	$6,718

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Conservative Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Conservative Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

22

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$932.00	$1,024.53	$0.39	$0.40	0.08%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
4%	10%	$98	$2,916	$344

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on May 31, 2022, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.01	$0.02

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Conservative Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one- and five-year periods ended September 30, 2021, and was above the average of its performance universe and below its Lipper index for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

97446-0722

MAY 31, 2022

Annual Report

USAA Cornerstone Equity Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Supplemental Information (Unaudited)	24
Trustee and Officer Information	24
Proxy Voting and Portfolio Holdings Information	30
Expense Example	30
Additional Federal Income Tax Information	31
Advisory Contract Renewal	32
Liquidity Risk Management Program	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Equity Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Equity Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Equity Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of –6.41%. This compares to returns of –6.78% for the MSCI All-Country World Index, and –5.50% for the Cornerstone Equity Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity asset classes were negative over the past year, while real estate investment trusts ("REITs") and commodities were positive. The Fund underperformed the Cornerstone Equity Composite Index.

Overall, the underlying funds' stock selection in equities was positive for the Fund, led by emerging markets, U.S. small-cap, and international stocks. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year. An overweight to U.S. large-cap stocks also aided the Fund as larger companies were able to absorb market shocks better than smaller companies.

These positive drivers were offset by an underweight to commodities, which performed well as prices of energy soared during the period. Other detractors to the relative performance included stock selection within U.S. large-cap and an underweight to REITs.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Equity Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	6/8/12
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Equity Composite Index[2]
One Year	–6.41%	–6.78%	–5.50%
Five Year	7.07%	9.00%	9.41%
Since Inception	8.50%	10.17%	10.62%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Equity Fund — Growth of $10,000

*The performance of the MSCI All-Country World Index and Cornerstone Equity Composite Index is calculated from the end of the month, May 31, 2012, while the inception date of the Cornerstone Equity Fund is June 8, 2012. There might be a slight variation of performance numbers because of the difference.

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Equity Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (56%), the MSCI ACWI ex USA IMI Net (37%), the Bloomberg Commodity Index Total Return (2.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (2.5%), and the Bloomberg U.S. Treasury — Bills (1–3M) (2%). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust
USAA Cornerstone Equity Fund  May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation over the long term.

Top 10 Holdings*:

May 31, 2022

(% of Net Assets)

USAA 500 Index Fund Reward Shares	20.6%
USAA International Fund Institutional Shares	14.7%
VictoryShares USAA MSCI USA Value Momentum ETF	12.9%
VictoryShares USAA MSCI International Value Momentum ETF	11.9%
USAA Target Managed Allocation Fund	6.7%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	5.7%
USAA Emerging Markets Fund Institutional Shares	5.0%
USAA Income Stock Fund Institutional Shares	4.4%
USAA Value Fund Institutional Shares	4.3%
USAA Growth Fund Institutional Shares	3.8%

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Cornerstone Equity Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (33.7%)
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	266,858	$11,900
VictoryShares USAA MSCI International Value Momentum ETF	555,112	24,749
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (a)	100,558	6,659
VictoryShares USAA MSCI USA Value Momentum ETF	405,692	26,806
Total Affiliated Exchange-Traded Funds (Cost $65,785)		70,114
Affiliated Mutual Funds (66.0%)
USAA 500 Index Fund Reward Shares	799,318	42,772
USAA Emerging Markets Fund Institutional Shares	521,672	10,418
USAA Growth Fund Institutional Shares	295,666	7,936
USAA Income Stock Fund Institutional Shares	478,100	9,232
USAA International Fund Institutional Shares	1,265,206	30,529
USAA Nasdaq-100 Index Fund Class R6	216,980	7,275
USAA Precious Metals and Minerals Fund Institutional Shares	44,305	821
USAA Small Cap Stock Fund Institutional Shares	416,784	5,314
USAA Target Managed Allocation Fund	1,425,755	13,944
USAA Value Fund Institutional Shares	485,864	8,882
Total Affiliated Mutual Funds (Cost $118,967)		137,123
Collateral for Securities Loaned (0.5%)^
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (b)	993,250	993
Total Collateral for Securities Loaned (Cost $993)		993
Total Investments (Cost $185,745) — 100.2%		208,230
Liabilities in excess of other assets — (0.2)%		(321)
NET ASSETS — 100.00%		$207,909

At May 31, 2022, the Fund's investments in foreign securities were 37.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on May 31, 2022.

ETF — Exchange-Traded Fund

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Equity Fund
Assets:
Affiliated investments, at value (Cost $184,752)	$207,237
Unaffiliated investments, at value (Cost $993)	993	(a)
Cash	633
Receivables:
Interest and dividends	3
Capital shares issued	154
Prepaid expenses	16
Total Assets	209,036
Liabilities:
Payables:
Collateral received on loaned securities	993
Capital shares redeemed	97
Accrued expenses and other payables:
Custodian fees	1
Compliance fees	—	(b)
Trustees' fees	—	(b)
Other accrued expenses	36
Total Liabilities	1,127
Net Assets:
Capital	176,291
Total accumulated earnings/(loss)	31,618
Net Assets	$207,909
Shares (unlimited number of shares authorized with no par value):	13,337
Net asset value, offering and redemption price per share: (c)	$15.59

(a)  Includes $960 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Equity Fund
Investment Income:
Income distributions from affiliated funds	$7,123
Securities lending (net of fees)	18
Total Income	7,141
Expenses:
Sub-Administration fees	19
Custodian fees	7
Trustees' fees	48
Compliance fees	2
Printing fees	25
Legal and audit fees	50
State registration and filing fees	23
Recoupment of prior expenses waived/reimbursed by Adviser	18
Other expenses	19
Total Expenses	211
Net Investment Income (Loss)	6,930
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	1,258
Capital gain distributions received from affiliated funds	9,193
Net change in unrealized appreciation/depreciation on affiliated funds	(31,549)
Net realized/unrealized gains (losses) on investments	(21,098)
Change in net assets resulting from operations	$(14,168)

See notes to financial statements.

10

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Equity Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$6,930	$3,618
Net realized gains (losses)	10,451	1,909
Net change in unrealized appreciation/depreciation	(31,549)	67,536
Change in net assets resulting from operations	(14,168)	73,063
Change in net assets resulting from distributions to shareholders	(10,625)	(16,403)
Change in net assets resulting from capital transactions	466	(15,437)
Change in net assets	(24,327)	41,223
Net Assets:
Beginning of period	232,236	191,013
End of period	$207,909	$232,236
Capital Transactions:
Proceeds from shares issued	$27,268	$26,443
Distributions reinvested	10,602	16,362
Cost of shares redeemed	(37,404)	(58,242)
Change in net assets resulting from capital transactions	$466	$(15,437)
Share Transactions:
Issued	1,585	1,681
Reinvested	608	1,061
Redeemed	(2,174)	(3,809)
Change in Shares	19	(1,067)

See notes to financial statements.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Equity Fund
Year Ended May 31:
2022	$17.44	0.52	(d)	(1.56)	(1.04)	(0.59)	(0.22)
2021	$13.28	0.27	(d)	5.16	5.43	(0.20)	(1.07)
2020	$13.90	0.34	(d)	(0.24)	0.10	(0.32)	(0.40)
2019	$15.49	0.26		(0.99)	(0.73)	(0.25)	(0.61)
2018	$14.31	0.22		1.26	1.48	(0.22)	(0.08)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased usage of quantitative investment strategies.

(f)  Reflects an increase in trading activity due to asset allocation shifts.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Equity Fund
Year Ended May 31:
2022	(0.81)	$15.59	(6.41)%	0.09%	3.04%	0.09%	$207,909	12%
2021	(1.27)	$17.44	42.26%	0.10%	1.74%	0.11%	$232,236	5%
2020	(0.72)	$13.28	0.14%	0.10%	2.38%	0.10%	$191,013	6%
2019	(0.86)	$13.90	(4.35)%	0.10%	1.79%	0.13%	$202,288	11	%(e)
2018	(0.30)	$15.49	10.32%	0.10%	1.46%	0.13%	$200,186	38	%(f)

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Equity Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act. The Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds ("ETFs") managed by the Fund's Adviser, Victory Capital Management Inc. ("VCM"), an affiliate of the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including ETFs, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$70,114	$—	$—	$70,114
Affiliated Mutual Funds	137,123	—	—	137,123
Collateral for Securities Loaned	993	—	—	993
Total	$208,230	$—	$—	$208,230

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$960	$—	$993

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$33,848	$28,012

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Fund for these services.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Fund for these services.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA does not receive any fees from the Fund for these services.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 0.10%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Equity Risk — The Fund may invest in underlying affiliated funds that invest in equity securities. The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

ETF Risk — The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be indirectly borne by the Fund. As a result, an investment by the Fund in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, performance may be lower than if the Fund were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(591)	$591

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$7,967	$2,658	$10,625	$2,667	$13,736	$16,403

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$480	$9,091	$9,571	$22,047	$31,618

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$186,183	$29,547	$(7,500)	$22,047

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on the Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA 500 Index Fund Reward Shares	$39,191	$7,649	$(942)	$57	$1,620	$(3,183)	$42,772	$559
USAA NASDAQ-100 INDEX FUND	—	7,020	—	—	—	255	7,275	—
USAA Aggressive Growth Fund Institutional Shares	10,431	1,138	(8,472)	(152)	1,128	(2,945)	—	10
USAA Emerging Markets Fund Institutional Shares	11,042	2,540	(891)	(99)	—	(2,174)	10,418	106
USAA Growth Fund Institutional Shares	11,057	1,062	(1,506)	191	885	(2,868)	7,936	178
USAA Income Stock Fund Institutional Shares	12,321	1,146	(3,760)	155	833	(630)	9,232	313
USAA International Fund Institutional Shares	32,254	6,282	(1,580)	(131)	1,646	(6,296)	30,529	1,206
USAA Precious Metals and Minerals Fund Institutional Shares	1,011	9	—	—	—	(199)	821	8
USAA Small Cap Stock Fund Institutional Shares	5,781	2,180	—	—	1,073	(2,647)	5,314	644

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022
	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
USAA Target Managed Allocation Fund	$15,092	$3,419	$(711)	$139	$1,622	$(3,995)	$13,944	$1,796
USAA Value Fund Institutional Shares	11,619	688	(3,127)	(141)	386	(157)	8,882	302
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	13,745	—	—	—	—	(1,845)	11,900	564
VictoryShares USAA MSCI International Value Momentum ETF	29,558	—	(1,399)	(74)	—	(3,336)	24,749	935
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	6,641	715	(240)	82	—	(539)	6,659	60
VictoryShares USAA MSCI USA Value Momentum ETF	31,949	—	(5,384)	1,231	—	(990)	26,806	442
	$231,692	$33,848	$(28,012)	$1,258	$9,193	$(31,549)	$207,237	$7,123

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Equity Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

23

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$924.70	$1,024.43	$0.48	$0.50	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
21%	42%	$135	$3,249	$1,436

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on May 31, 2022, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.06	$0.11

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Equity Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Adviser does not receive a management fee from the Fund. The data indicated that the Fund's total expenses, which included underlying fund expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and below its Lipper index for the one-year period ended September 30, 2021, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration that the Adviser does not collect a management fee from the Fund. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Adviser does not receive any advisory fees under the Advisory Agreement. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Funds' investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that each Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

97449-0722

MAY 31, 2022

Annual Report

USAA Cornerstone Moderate Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustee and Officer Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Example	41
Additional Federal Income Tax Information	42
Advisory Contract Renewal	43
Liquidity Risk Management Program	46
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderate Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Moderate Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderate Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of -5.82%. This compares to returns of -6.78% for the MSCI All-Country World Index, and -6.87% for the Cornerstone Moderate Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity and fixed income asset classes were negative over the past year, while real estate investment trusts and commodities were positive. The Fund outperformed the Cornerstone Moderate Composite Index.

Positive contributors to the relative performance included security selection within the U.S. large-cap, U.S. small-cap, and international portions of the portfolio. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year. Over the period, the Fund maintained a large allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in early 2022.

These positive drivers were slightly offset by an underweight to commodities, which performed well as prices of energy soared during the period, and an overweight to emerging market stocks, as more developed markets withstood macroeconomic shocks better in the past year. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderate Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	9/1/95
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderate Composite Index[2]
One Year	–5.82%	–6.78%	–6.87%
Five Year	4.38%	9.00%	5.66%
Ten Year	5.27%	10.25%	6.57%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderate Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderate Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (29%), the MSCI ACWI ex USA IMI Net (19%), the Bloomberg U.S. Universal Index (48%), the Bloomberg Commodity Index Total Return (1%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks high total return.

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.2%)
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 11/15/22 @ 100	$300	$301
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (a)	490	490
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	216	216
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	249	249
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 6/20/22 @ 100 (a)	268	257
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	506	483
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 10/15/23 @ 100 (a)	543	543
Total Asset-Backed Securities (Cost $2,570)		2,539
Collateralized Mortgage Obligations (0.1%)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51, Callable 6/10/22 @ 100 (b)	130	127
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 1.08% (LIBOR01M+19bps), 2/15/40, Callable 6/15/22 @ 100 (c)	25	24
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	1,500	1,410
Total Collateralized Mortgage Obligations (Cost $1,681)		1,561
Common Stocks (17.6%)
Communication Services (1.2%):
Alphabet, Inc. Class C (d)	2,827	6,448
AT&T, Inc.	61,000	1,299
Comcast Corp. Class A	31,852	1,410
Match Group, Inc. (d)	12,554	989
Sirius XM Holdings, Inc. (e)	146,514	938
The Interpublic Group of Cos., Inc.	26,226	845
Verizon Communications, Inc.	25,815	1,324
		13,253
Consumer Discretionary (1.5%):
AutoZone, Inc. (d)	946	1,948
Best Buy Co., Inc.	9,768	802
eBay, Inc.	20,294	988
Ford Motor Co.	77,643	1,062
General Motors Co. (d)	27,017	1,045
Lennar Corp. Class A	12,710	1,020
Lowe's Cos., Inc.	11,071	2,162
McDonald's Corp.	4,753	1,199
O'Reilly Automotive, Inc. (d)	3,029	1,930
Target Corp. (f)	4,658	754

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tesla, Inc. (d)	2,591	$1,965
The Home Depot, Inc.	9,434	2,856
		17,731
Consumer Staples (1.0%):
Altria Group, Inc.	20,358	1,101
Colgate-Palmolive Co.	12,414	978
Costco Wholesale Corp.	2,484	1,158
PepsiCo, Inc.	7,392	1,240
Philip Morris International, Inc.	11,311	1,202
The Clorox Co.	5,642	820
The Coca-Cola Co.	20,407	1,294
The Hershey Co.	4,059	859
The Kroger Co.	18,485	979
Tyson Foods, Inc. Class A	10,701	959
Walgreens Boots Alliance, Inc.	22,856	1,002
		11,592
Energy (0.7%):
ConocoPhillips	23,185	2,605
Devon Energy Corp.	14,820	1,110
EOG Resources, Inc.	8,278	1,134
Exxon Mobil Corp.	18,695	1,795
Marathon Petroleum Corp.	10,429	1,061
		7,705
Financials (2.6%):
AGNC Investment Corp. (e)	2,798	34
American Express Co.	6,436	1,087
American Financial Group, Inc.	6,011	849
Annaly Capital Management, Inc.	7,018	46
Aon PLC Class A	3,523	971
Berkshire Hathaway, Inc. Class B (d)	10,352	3,271
Blackstone, Inc.	9,995	1,177
Capital One Financial Corp.	8,424	1,077
Citigroup, Inc.	22,460	1,200
Erie Indemnity Co. Class A	1,017	171
JPMorgan Chase & Co.	12,994	1,718
M&T Bank Corp.	5,367	966
Marsh & McLennan Cos., Inc.	6,297	1,007
MetLife, Inc.	15,109	1,018
Morgan Stanley	14,031	1,209
MSCI, Inc.	2,398	1,061
Prudential Financial, Inc.	9,055	962
Raymond James Financial, Inc.	9,390	925
Regions Financial Corp.	43,206	954
S&P Global, Inc.	3,225	1,127
SEI Investments Co.	14,911	871
Signature Bank	3,963	857
SVB Financial Group (d)	1,921	939
T. Rowe Price Group, Inc.	7,373	937
See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Goldman Sachs Group, Inc.	3,657	$1,195
The Progressive Corp.	8,889	1,061
Wells Fargo & Co.	54,936	2,515
		29,205
Health Care (2.9%):
AbbVie, Inc.	18,149	2,675
AmerisourceBergen Corp.	5,669	877
Amgen, Inc.	9,517	2,443
Anthem, Inc.	4,514	2,300
Biogen, Inc. (d)	5,299	1,060
Bristol-Myers Squibb Co.	16,326	1,232
Cigna Corp.	4,202	1,127
CVS Health Corp.	11,820	1,144
Eli Lilly & Co.	8,769	2,749
Gilead Sciences, Inc. (f)	17,545	1,138
IDEXX Laboratories, Inc. (d)	2,625	1,028
Johnson & Johnson (f)	19,479	3,497
McKesson Corp.	2,869	943
Merck & Co., Inc.	15,261	1,404
Mettler-Toledo International, Inc. (d)	754	970
Pfizer, Inc.	29,478	1,564
Thermo Fisher Scientific, Inc.	2,329	1,322
UnitedHealth Group, Inc.	6,839	3,397
Waters Corp. (d)	2,782	912
West Pharmaceutical Services, Inc.	2,989	928
		32,710
Industrials (1.9%):
3M Co.	13,879	2,072
Cintas Corp.	2,432	969
Cummins, Inc.	4,706	984
Fastenal Co.	17,396	932
FedEx Corp.	4,985	1,119
General Dynamics Corp.	8,660	1,947
Illinois Tool Works, Inc.	4,488	934
Lockheed Martin Corp.	7,353	3,236
Masco Corp.	15,643	887
Northrop Grumman Corp.	2,135	999
Old Dominion Freight Line, Inc.	3,274	845
Otis Worldwide Corp.	11,905	886
PACCAR, Inc.	11,110	965
Republic Services, Inc. (f)	6,872	920
Union Pacific Corp.	4,906	1,078
United Parcel Service, Inc. Class B	6,501	1,185
W.W. Grainger, Inc.	1,868	910
Waste Management, Inc.	6,069	962
		21,830
Information Technology (4.2%):
Accenture PLC Class A	8,161	2,436

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Adobe, Inc. (d)	3,109	$1,295
Apple, Inc.	46,708	6,952
Applied Materials, Inc.	10,537	1,236
Broadcom, Inc.	4,563	2,647
Cisco Systems, Inc.	51,699	2,329
Cognizant Technology Solutions Corp. Class A	13,322	995
Fair Isaac Corp. (d)	2,549	1,044
Fortinet, Inc. (d)	3,706	1,090
Gartner, Inc. (d)	3,691	969
HP, Inc.	52,696	2,047
Intel Corp.	29,152	1,295
International Business Machines Corp.	8,619	1,197
Intuit, Inc.	2,788	1,155
Micron Technology, Inc.	15,895	1,174
Microsoft Corp. (f)	31,725	8,625
Motorola Solutions, Inc.	4,436	975
NVIDIA Corp.	9,437	1,762
Oracle Corp.	16,118	1,159
Palo Alto Networks, Inc. (d) (f)	2,021	1,016
Paychex, Inc.	7,579	938
QUALCOMM, Inc.	17,305	2,478
Texas Instruments, Inc.	14,181	2,507
VeriSign, Inc. (d)	5,357	935
		48,256
Materials (0.6%):
Avery Dennison Corp.	4,931	851
CF Industries Holdings, Inc.	9,777	966
Linde PLC	3,734	1,212
LyondellBasell Industries NV Class A	9,337	1,067
Nucor Corp.	14,806	1,961
The Sherwin-Williams Co.	3,524	945
		7,002
Real Estate (0.5%):
Alexandria Real Estate Equities, Inc.	636	106
American Tower Corp.	2,496	639
AvalonBay Communities, Inc.	708	147
Boston Properties, Inc.	747	83
Camden Property Trust	487	70
CBRE Group, Inc. Class A (d)	1,679	139
Crown Castle International Corp.	2,209	419
Digital Realty Trust, Inc.	1,370	191
Duke Realty Corp.	1,869	99
Equinix, Inc.	493	339
Equity LifeStyle Properties, Inc.	879	66
Equity Residential	1,868	143
Essex Property Trust, Inc.	327	93
Extra Space Storage, Inc.	661	118
Healthpeak Properties, Inc.	2,671	79
Host Hotels & Resorts, Inc.	3,450	69

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Invitation Homes, Inc.	2,844	$107
Iron Mountain, Inc.	1,461	79
Kimco Realty Corp.	3,379	80
Medical Properties Trust, Inc.	2,885	54
Mid-America Apartment Communities, Inc.	574	104
Prologis, Inc.	4,053	517
Public Storage	803	265
Realty Income Corp.	3,102	212
Regency Centers Corp.	861	59
SBA Communications Corp.	560	188
Simon Property Group, Inc.	1,694	194
Sun Communities, Inc.	501	82
UDR, Inc.	1,487	71
Ventas, Inc.	1,882	107
VICI Properties, Inc.	5,277	163
Vornado Realty Trust	808	28
Welltower, Inc.	2,095	187
Weyerhaeuser Co.	3,701	146
WP Carey, Inc.	880	74
Zillow Group, Inc. Class C (d)	1,120	45
		5,562
Utilities (0.5%):
CenterPoint Energy, Inc.	29,043	931
Exelon Corp.	19,891	978
FirstEnergy Corp.	21,085	906
NRG Energy, Inc.	21,046	969
The AES Corp.	43,753	964
UGI Corp.	23,599	1,008
		5,756
Total Common Stocks (Cost $166,244)		200,602
Corporate Bonds (0.2%)
Financials (0.2%):
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/11/22 @ 100 (c)	$2,500	2,248
Total Corporate Bonds (Cost $2,312)		2,248
U.S. Government Agency Mortgages (0.1%)
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	611	610
Total U.S. Government Agency Mortgages (Cost $611)		610
U.S. Treasury Obligations (1.3%)
U.S. Treasury Notes, 1.63%, 4/30/23	14,658	14,596
Total U.S. Treasury Obligations (Cost $14,643)		14,596

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (43.9%)
Invesco DB Commodity Index Tracking Fund (d)	114,500	$3,298
Invesco FTSE RAFI Developed Markets ex-US ETF	335,920	15,123
Invesco FTSE RAFI Emerging Markets ETF	686,690	13,603
iShares 7-10 Year Treasury Bond ETF	174,456	18,025
iShares Core MSCI EAFE ETF	123,049	8,109
iShares Core MSCI Emerging Markets ETF	608,488	31,988
iShares Core S&P 500 ETF	115,881	48,076
iShares Core S&P Small-Cap ETF	368,066	37,278
iShares Core US Aggregate Bond ETF	352,644	36,488
iShares Core US REIT ETF (f)	19,853	1,152
iShares JP Morgan USD Emerging Markets Bond ETF	45,129	4,118
iShares MSCI Canada ETF (e)	429,417	16,245
iShares MSCI International Momentum Factor ETF	401,271	13,326
iShares MSCI International Quality Factor ETF	457,001	15,684
JPMorgan BetaBuilders Canada ETF	42,837	2,819
Schwab Fundamental Emerging Markets Large Co. Index ETF	920,892	25,711
Schwab Fundamental International Large Co. Index ETF	1,549,839	49,037
Schwab Fundamental International Small Co. Index ETF	266,700	9,009
SPDR Gold Shares (d)	51,619	8,834
SPDR S&P Emerging Markets SmallCap ETF	34,497	1,822
U.S. Oil Fund LP (d) (e)	41,247	3,525
VanEck Gold Miners ETF	78,868	2,502
Vanguard FTSE All-World ex-US ETF	275,172	15,063
Vanguard FTSE Developed Markets ETF	605,569	27,559
Vanguard FTSE Emerging Markets ETF (f)	47,000	2,051
Vanguard Mortgage-Backed Securities ETF	131,392	6,386
Vanguard Real Estate ETF (e)	102,754	10,180
Vanguard S&P 500 ETF (f)	15,160	5,756
Vanguard Short-Term Bond ETF (e)	231,686	17,965
Vanguard Short-Term Corporate Bond ETF (e)	73,962	5,725
Vanguard Total Bond Market ETF	155,566	11,929
Vanguard Total Stock Market ETF (f)	82,822	17,091
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	59,797	2,993
Xtrackers USD High Yield Corporate Bond ETF (e)	332,534	12,138
Total Exchange-Traded Funds (Cost $454,612)		500,608
Affiliated Exchange-Traded Funds (34.9%)
VictoryShares ESG Core Plus Bond ETF	3,224,188	72,447
VictoryShares USAA Core Intermediate-Term Bond ETF	6,359,015	305,869
VictoryShares USAA Core Short-Term Bond ETF	341,251	16,922
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (f)	51,500	2,297
Total Affiliated Exchange-Traded Funds (Cost $438,635)		397,535

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (3.6%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.67% (g)	22,971,848	$22,972
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (g)	18,291,299	18,291
Total Collateral for Securities Loaned (Cost $41,263)		41,263
Total Investments (Cost $1,122,571) — 101.9%		1,161,562
Liabilities in excess of other assets — (1.9)%		(21,654)
NET ASSETS — 100.00%		$1,139,908

At May 31, 2022, the Fund's investments in foreign securities were 21.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $3,648 thousand and amounted to 0.3% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2022.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(d)  Non-income producing security.

(e)  All or a portion of this security is on loan.

(f)  All or a portion of this security has been segregated as collateral for derivative instruments.

(g)  Rate disclosed is the daily yield on May 31, 2022.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderate Fund	Schedule of Portfolio Investments — continued May 31, 2022
Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	118	6/20/22	$10,838,595	$11,277,280	$438,685
S&P/Toronto Stock Exchange 60 Index Futures	71	6/16/22	14,397,990	14,074,247	(323,743)
					$114,942
Futures Contracts Sold
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	74	6/16/22	$9,397,591	$9,573,016	$(175,425)
Euro Stoxx 50 Futures	78	6/20/22	3,063,391	3,168,159	(104,768)
Hang Seng Index Futures	27	6/29/22	3,518,087	3,680,630	(162,543)
Tokyo Price Index Futures	35	6/09/22	4,908,253	5,190,724	(282,471)
					(725,207)
Total unrealized appreciation					$438,685
Total unrealized depreciation					(1,048,950)
Total net unrealized appreciation (depreciation)					$(610,265)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderate Fund
Assets:
Affiliated investments, at value (Cost $438,635)	$397,535
Unaffiliated investments, at value (Cost $683,936)	764,027	(a)
Cash	21,684
Deposit with broker for futures contracts	2,607
Receivables:
Interest and dividends	447
Capital shares issued	667
Variation margin on open futures contracts	23
From Adviser	302
Prepaid expenses	22
Total Assets	1,187,314
Liabilities:
Payables:
Collateral received on loaned securities	41,263
Collateral received from brokers for futures contracts	325
Investments purchased	3,327
Capital shares redeemed	1,379
Variation margin on open futures contracts	162
Accrued expenses and other payables:
Investment advisory fees	564
Administration fees	143
Custodian fees	10
Transfer agent fees	166
Compliance fees	1
Trustees' fees	—	(b)
Other accrued expenses	66
Total Liabilities	47,406
Net Assets:
Capital	1,072,249
Total accumulated earnings/(loss)	67,659
Net Assets	$1,139,908
Shares (unlimited number of shares authorized with no par value):	76,497
Net asset value, offering and redemption price per share: (c)	$14.90

(a)  Includes $40,068 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Moderate Fund
Investment Income:
Income distributions from affiliated funds	$5,425
Dividends from unaffiliated investments	16,711
Interest from unaffiliated investments	4,133
Securities lending (net of fees)	275
Foreign tax withholding	— (a)
Total Income	26,544
Expenses:
Investment advisory fees	7,286
Administration fees	1,852
Sub-Administration fees	73
Custodian fees	64
Transfer agent fees	2,147
Trustees' fees	48
Compliance fees	9
Legal and audit fees	68
State registration and filing fees	35
Interfund lending fees	— (a)
Other expenses	129
Total Expenses	11,711
Expenses waived/reimbursed by Adviser	(940)
Net Expenses	10,771
Net Investment Income (Loss)	15,773
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	57,072
Capital gain distributions received from affiliated funds	678
Net realized gains (losses) from futures contracts	1,833
Net change in unrealized appreciation/depreciation on affiliated funds	(39,617)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(105,352)
Net change in unrealized appreciation/depreciation on futures contracts	(309)
Net realized/unrealized gains (losses) on investments	(85,695)
Change in net assets resulting from operations	$(69,922)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderate Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,773	$15,524
Net realized gains (losses)	59,583	48,393
Net change in unrealized appreciation/depreciation	(145,278)	163,676
Change in net assets resulting from operations	(69,922)	227,593
Change in net assets resulting from distributions to shareholders	(85,781)	(18,770)
Change in net assets resulting from capital transactions	30,079	(74,749)
Change in net assets	(125,624)	134,074
Net Assets:
Beginning of period	1,265,532	1,131,458
End of period	$1,139,908	$1,265,532
Capital Transactions:
Proceeds from shares issued	$94,555	$92,413
Distributions reinvested	85,309	18,673
Cost of shares redeemed	(149,785)	(185,835)
Change in net assets resulting from capital transactions	$30,079	$(74,749)
Share Transactions:
Issued	5,775	5,807
Reinvested	5,212	1,216
Redeemed	(9,130)	(11,817)
Change in Shares	1,857	(4,794)

See notes to financial statements.

18

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19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Cornerstone Moderate Fund
Year Ended May 31: 2022	$16.96	0.21	(d)	(1.11)	(0.90)	(0.23)	(0.93)
2021	$14.24	0.20	(d)	2.76	2.96	(0.21)	(0.03)
2020	$14.11	0.29	(d)	0.13	0.42	(0.29)	—
2019	$14.83	0.30		(0.31)	(0.01)	(0.29)	(0.42)
2018	$15.05	0.26		0.55	0.81	(0.26)	(0.77)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)	Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderate Fund
Year Ended May 31: 2022	(1.16)	$14.90	(5.82)%	0.87%	1.28%	0.95%	$1,139,908	47%
2021	(0.24)	$16.96	21.00%	0.97%	1.29%	0.98%	$1,265,532	53%
2020	(0.29)	$14.24	2.98%	1.00%	2.01%	1.00%	$1,131,458	87%
2019	(0.71)	$14.11	0.13%	1.00%	2.10%	1.02%	$1,163,374	81	%(e)
2018	(1.03)	$14.83	5.42%	1.00%	1.73%	1.03%	$1,184,032	51%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderate Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts (ADRs), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,539	$—	$2,539
Collateralized Mortgage Obligations	—	1,561	—	1,561
Common Stocks	200,602	—	—	200,602
Corporate Bonds	—	2,248	—	2,248
U.S. Government Agency Mortgages	—	610	—	610
U.S. Treasury Obligations	—	14,596	—	14,596
Exchange-Traded Funds	500,608	—	—	500,608
Affiliated Exchange-Traded Funds	397,535	—	—	397,535
Collateral for Securities Loaned	41,263	—	—	41,263
Total	$1,140,008	$21,554	$—	$1,161,562
Other Financial Investments*
Assets:
Futures Contracts	$439	$—	$—	$439
Liabilities:
Futures Contracts	$(1,049)	$—	$—	$(1,049)
Total	$(610)	$—	$—	$(610)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended May 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$439	$1,049

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$1,833	$(309)

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$40,068	$—	$41,263

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$36,688	$489

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$566,411	$511,265	$—	$101,954

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019, permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 1.00%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the year ended May 31, 2022, the Fund incurred affiliated ETFs advisory fee reimbursements of $940 thousand that were reimbursed by VCM and $302 thousand was receivable from the Adviser.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment. As of May 31, 2022, there are no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

ETF Risk — The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities, the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund's investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund's performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund's management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund's investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statement of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,276	3	0.55%	$2,276

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

(e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(1,639)	$1,639

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$41,491	$44,290	$85,781	$18,770	$18,770

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$1,583	$32,750	$(480)	$33,853	$33,806	$67,659

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, trust preferred and grantor trust securities accruals, futures, partnership, and REITs/return of capital.

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,126,812	$96,439	$(62,633)	$33,806

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$159,788	$(79,894)	$—	$—	$(7,447)	$72,447	$692
VictoryShares USAA Core Intermediate-Term Bond ETF	146,328	381,135	(190,567)	—	641	(31,027)	305,869	4,320
VictoryShares USAA Core Short-Term Bond ETF	17,709	—	—	—	37	(787)	16,922	304
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	2,653	—	—	—	—	(356)	2,297	109
	$166,690	$540,923	$(270,461)	$—	$678	$(39,617)	$397,535	$5,425

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderate Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

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USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$932.90	$1,020.69	$4.10	$4.28	0.85%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
12%	13%	$24,109	$45,770

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderate Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was equal to the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

26889-0722

MAY 31, 2022

Annual Report

USAA Cornerstone Moderately
Aggressive Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Supplemental Information (Unaudited)	35
Trustee and Officer Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Example	41
Additional Federal Income Tax Information	42
Advisory Contract Renewal	43
Liquidity Risk Management Program	46
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

2

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Cornerstone Moderately Aggressive Fund

Managers' Commentary (continued)

•  How did the USAA Cornerstone Moderately Aggressive Fund (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a total return of -5.43%. This compares to returns of -6.78% for the MSCI All-Country World Index, and -6.50% for the Cornerstone Moderately Aggressive Composite Index.

•  What strategies did you employ during the reporting period?

The Fund had a negative one-year total return, as both equity and fixed income markets sold off, as inflation concerns, rising interest rates, the end of Quantitative Easing, and the Russian invasion of Ukraine created a concerning and volatile investment environment. Major equity and fixed income asset classes were negative over the past year, while real estate investment trusts and commodities were positive. The Fund outperformed the Cornerstone Moderately Aggressive Composite Index.

Positive contributors to the relative performance included security selection within the U.S. large-cap, U.S. small-cap, and international portions of the portfolio. The Fund benefited from the rotation of growth stocks into value stocks around the beginning of the year. Over the period, the Fund maintained a large allocation to short term corporate bonds and an overall shorter duration, which contributed positively as rising interest rates weighed on traditional fixed income markets in early 2022.

These positive drivers were slightly offset by an underweight to commodities, which performed well as prices of energy soared during the period, and an overweight to emerging market stocks, as more developed markets withstood macroeconomic shocks better in the past year. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance.

Thank you for allowing us to assist you with your investment needs.

5

USAA Cornerstone Moderately Aggressive Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares
INCEPTION DATE	8/15/84
	Net Asset Value	MSCI All-Country World Index[1]	Cornerstone Moderately Aggressive Composite Index[2]
One Year	–5.43%	–6.78%	–6.50%
Five Year	4.93%	9.00%	6.45%
Ten Year	5.74%	10.25%	7.38%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Cornerstone Moderately Aggressive Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg U.S. Treasury — Bills (1-3M) (2%). This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation with a secondary focus on current income.

Asset Allocation*:

May 31, 2022

(% of Net Assets)

*  Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

**  Percentage is less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.2%)
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.09%, 1/15/26, Callable 11/15/22 @ 100	$515	$518
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 6/15/22 @ 100 (a)	850	851
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 8/20/22 @ 100 (a)	378	378
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 2/20/23 @ 100 (a)	436	435
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 6/20/22 @ 100 (a)	485	466
SCF Equipment Leasing LLC, Series 2020-1A, Class B, 2.02%, 3/20/28, Callable 3/20/25 @ 100 (a)	869	829
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 4/15/25, Callable 10/15/23 @ 100 (a)	952	952
Total Asset-Backed Securities (Cost $4,482)		4,429
Collateralized Mortgage Obligations (0.0%) (b)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51, Callable 6/10/22 @ 100 (c)	130	127
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 1.08% (LIBOR01M+19bps), 2/15/40, Callable 6/15/22 @ 100 (d)	55	54
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36, Callable 8/10/26 @ 100 (a)	1,000	940
Total Collateralized Mortgage Obligations (Cost $1,197)		1,121
Common Stocks (22.5%)
Communication Services (1.5%):
Alphabet, Inc. Class C (e)	8,618	19,656
AT&T, Inc.	185,910	3,958
Comcast Corp. Class A	97,076	4,299
Match Group, Inc. (e)	38,261	3,014
Sirius XM Holdings, Inc. (f)	431,383	2,761
The Interpublic Group of Cos., Inc.	79,936	2,576
Verizon Communications, Inc.	78,690	4,036
		40,300
Consumer Discretionary (2.0%):
AutoZone, Inc. (e)	2,885	5,942
Best Buy Co., Inc.	29,771	2,443
eBay, Inc.	61,852	3,010
Ford Motor Co.	236,633	3,237
General Motors Co. (e)	82,340	3,185
Lennar Corp. Class A	38,738	3,109
Lowe's Cos., Inc.	33,743	6,590
McDonald's Corp.	14,485	3,653
O'Reilly Automotive, Inc. (e)	9,232	5,883
Target Corp. (g)	14,197	2,298

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tesla, Inc. (e)	7,897	$5,988
The Home Depot, Inc.	28,752	8,705
		54,043
Consumer Staples (1.3%):
Altria Group, Inc.	62,046	3,356
Colgate-Palmolive Co.	37,836	2,982
Costco Wholesale Corp.	7,571	3,530
PepsiCo, Inc.	22,531	3,779
Philip Morris International, Inc.	34,472	3,663
The Clorox Co.	17,196	2,499
The Coca-Cola Co.	62,194	3,942
The Hershey Co.	12,370	2,619
The Kroger Co.	56,337	2,984
Tyson Foods, Inc. Class A	32,616	2,923
Walgreens Boots Alliance, Inc.	69,658	3,053
		35,330
Energy (0.9%):
ConocoPhillips	70,661	7,940
Devon Energy Corp.	45,168	3,383
EOG Resources, Inc.	25,229	3,455
Exxon Mobil Corp.	56,976	5,470
Marathon Petroleum Corp.	31,785	3,235
		23,483
Financials (3.3%):
AGNC Investment Corp. (f)	8,827	108
American Express Co.	19,616	3,312
American Financial Group, Inc.	18,321	2,589
Annaly Capital Management, Inc.	22,137	146
Aon PLC Class A	10,739	2,960
Berkshire Hathaway, Inc. Class B (e)	31,551	9,969
Blackstone, Inc.	30,463	3,588
Capital One Financial Corp.	25,674	3,283
Citigroup, Inc.	68,452	3,656
Erie Indemnity Co. Class A	3,102	520
JPMorgan Chase & Co.	39,603	5,237
M&T Bank Corp.	16,357	2,944
Marsh & McLennan Cos., Inc.	19,193	3,070
MetLife, Inc.	46,053	3,104
Morgan Stanley	42,764	3,684
MSCI, Inc.	7,311	3,234
Prudential Financial, Inc.	29,444	3,128
Raymond James Financial, Inc.	28,618	2,819
Regions Financial Corp.	131,679	2,909
S&P Global, Inc.	9,830	3,435
SEI Investments Co.	45,449	2,656
Signature Bank	12,079	2,612
SVB Financial Group (e)	5,856	2,861
T. Rowe Price Group, Inc.	22,471	2,856

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Goldman Sachs Group, Inc.	11,146	$3,643
The Progressive Corp.	27,093	3,234
Wells Fargo & Co.	167,430	7,663
		89,220
Health Care (3.7%):
AbbVie, Inc.	55,313	8,152
AmerisourceBergen Corp.	17,280	2,675
Amgen, Inc.	29,004	7,447
Anthem, Inc.	13,758	7,011
Biogen, Inc. (e)	16,151	3,230
Bristol-Myers Squibb Co.	49,756	3,754
Cigna Corp.	12,808	3,436
CVS Health Corp.	36,028	3,486
Eli Lilly & Co.	26,726	8,377
Gilead Sciences, Inc. (g)	53,473	3,468
IDEXX Laboratories, Inc. (e)	8,001	3,133
Johnson & Johnson (g)	59,368	10,658
McKesson Corp.	8,745	2,874
Merck & Co., Inc.	46,512	4,281
Mettler-Toledo International, Inc. (e)	2,300	2,958
Pfizer, Inc.	89,852	4,766
Thermo Fisher Scientific, Inc.	7,100	4,030
UnitedHealth Group, Inc.	20,845	10,355
Waters Corp. (e)	8,481	2,781
West Pharmaceutical Services, Inc.	9,112	2,828
		99,700
Industrials (2.4%):
3M Co.	42,303	6,315
Cintas Corp.	7,412	2,952
Cummins, Inc.	14,345	3,000
Fastenal Co.	51,679	2,768
FedEx Corp.	15,192	3,412
General Dynamics Corp.	26,395	5,937
Illinois Tool Works, Inc.	13,717	2,854
Lockheed Martin Corp.	22,409	9,863
Masco Corp.	47,680	2,703
Northrop Grumman Corp.	6,509	3,046
Old Dominion Freight Line, Inc.	9,980	2,577
Otis Worldwide Corp.	36,288	2,700
PACCAR, Inc.	33,862	2,941
Republic Services, Inc. (g)	20,946	2,803
Union Pacific Corp.	14,953	3,286
United Parcel Service, Inc. Class B	19,814	3,611
W.W. Grainger, Inc.	5,695	2,774
Waste Management, Inc.	18,498	2,932
		66,474

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (5.4%):
Accenture PLC Class A	24,873	$7,424
Adobe, Inc. (e)	9,476	3,946
Apple, Inc.	142,356	21,188
Applied Materials, Inc.	32,114	3,767
Broadcom, Inc.	13,910	8,070
Cisco Systems, Inc.	157,565	7,098
Cognizant Technology Solutions Corp. Class A	40,601	3,033
Fair Isaac Corp. (e)	7,770	3,182
Fortinet, Inc. (e)	11,295	3,322
Gartner, Inc. (e)	11,249	2,952
HP, Inc.	160,601	6,238
Intel Corp.	88,848	3,947
International Business Machines Corp.	26,269	3,647
Intuit, Inc.	8,499	3,522
Micron Technology, Inc.	48,443	3,577
Microsoft Corp. (g)	96,689	26,287
Motorola Solutions, Inc.	13,520	2,971
NVIDIA Corp.	28,764	5,371
Oracle Corp.	49,122	3,533
Palo Alto Networks, Inc. (e) (g)	6,160	3,097
Paychex, Inc.	23,100	2,860
QUALCOMM, Inc.	52,741	7,553
Texas Instruments, Inc.	43,221	7,640
VeriSign, Inc. (e)	16,327	2,850
		147,075
Materials (0.8%):
Avery Dennison Corp.	15,032	2,594
CF Industries Holdings, Inc.	29,797	2,943
Linde PLC	11,381	3,695
LyondellBasell Industries NV Class A	28,457	3,251
Nucor Corp.	45,125	5,977
The Sherwin-Williams Co.	10,742	2,880
		21,340
Real Estate (0.6%):
Alexandria Real Estate Equities, Inc.	2,007	333
American Tower Corp.	7,609	1,949
AvalonBay Communities, Inc.	2,235	465
Boston Properties, Inc.	2,356	262
Camden Property Trust	1,537	221
CBRE Group, Inc. Class A (e)	5,297	439
Crown Castle International Corp.	7,221	1,369
Digital Realty Trust, Inc.	4,323	603
Duke Realty Corp.	5,896	311
Equinix, Inc.	1,410	969
Equity LifeStyle Properties, Inc.	2,774	210
Equity Residential	5,893	453
Essex Property Trust, Inc.	1,030	292
Extra Space Storage, Inc.	2,085	372

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Healthpeak Properties, Inc.	8,426	$250
Host Hotels & Resorts, Inc.	10,884	218
Invitation Homes, Inc.	8,971	338
Iron Mountain, Inc.	4,610	248
Kimco Realty Corp.	10,300	244
Medical Properties Trust, Inc.	9,101	169
Mid-America Apartment Communities, Inc.	1,812	328
Prologis, Inc.	12,353	1,575
Public Storage	2,533	837
Realty Income Corp.	9,455	645
Regency Centers Corp.	2,715	185
SBA Communications Corp.	1,767	595
Simon Property Group, Inc.	5,343	613
Sun Communities, Inc.	1,582	260
UDR, Inc.	4,691	224
Ventas, Inc.	5,937	337
VICI Properties, Inc.	16,083	496
Vornado Realty Trust	2,548	89
Welltower, Inc.	6,609	589
Weyerhaeuser Co.	11,676	461
WP Carey, Inc.	2,776	234
Zillow Group, Inc. Class C (e)	3,416	136
		17,319
Utilities (0.6%):
CenterPoint Energy, Inc.	88,514	2,837
Exelon Corp.	60,622	2,979
FirstEnergy Corp.	64,261	2,761
NRG Energy, Inc.	64,144	2,953
The AES Corp.	133,347	2,939
UGI Corp.	71,928	3,074
		17,543
Total Common Stocks (Cost $501,767)		611,827
Corporate Bonds (0.2%)
Financials (0.2%):
Cullen/Frost Capital Trust II, 3.13% (LIBOR03M+155bps), 3/1/34, Callable 7/11/22 @ 100 (d)	$6,000	5,395
Total Corporate Bonds (Cost $5,545)		5,395
U.S. Government Agency Mortgages (0.0%) (b)
Federal National Mortgage Association Series 2016-M2, Class AV2, 2.15%, 1/25/23	1,018	1,017
Government National Mortgage Association 6.50%, 4/15/24	2	1
		1,018
Total U.S. Government Agency Mortgages (Cost $1,020)		1,018
See notes to financial statements.

12

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
U.S. Treasury Obligations (1.1%)
U.S. Treasury Notes, 1.63%, 4/30/23	$29,000	$28,878
Total U.S. Treasury Obligations (Cost $28,970)		28,878
Exchange-Traded Funds (48.4%)
Invesco DB Commodity Index Tracking Fund (e)	256,100	7,376
Invesco FTSE RAFI Developed Markets ex-US ETF	653,206	29,407
Invesco FTSE RAFI Emerging Markets ETF	1,539,501	30,498
iShares 7-10 Year Treasury Bond ETF	309,301	31,957
iShares Core MSCI EAFE ETF	32,626	2,150
iShares Core MSCI Emerging Markets ETF	2,061,951	108,397
iShares Core S&P 500 ETF	257,257	106,728
iShares Core S&P Small-Cap ETF	806,334	81,666
iShares Core US Aggregate Bond ETF	688,517	71,241
iShares Core US REIT ETF (g)	70,419	4,086
iShares JP Morgan USD Emerging Markets Bond ETF	103,852	9,476
iShares MSCI Canada ETF (f)	1,178,481	44,582
iShares MSCI International Momentum Factor ETF	1,164,448	38,671
iShares MSCI International Quality Factor ETF	1,315,008	45,131
JPMorgan BetaBuilders Canada ETF	97,469	6,413
Schwab Fundamental Emerging Markets Large Co. Index ETF	2,206,197	61,597
Schwab Fundamental International Large Co. Index ETF (f)	3,168,339	100,246
Schwab Fundamental International Small Co. Index ETF (f)	593,600	20,052
SPDR Gold Shares (e)	127,880	21,885
SPDR S&P Emerging Markets SmallCap ETF	107,983	5,705
U.S. Oil Fund LP (e) (f)	99,974	8,545
VanEck Gold Miners ETF	191,058	6,062
Vanguard FTSE All-World ex-US ETF	806,251	44,134
Vanguard FTSE Developed Markets ETF	3,688,130	167,847
Vanguard Mid-Capital ETF	30,077	6,556
Vanguard Mortgage-Backed Securities ETF	264,207	12,840
Vanguard Real Estate ETF (f)	247,167	24,487
Vanguard S&P 500 ETF (g)	79,469	30,173
Vanguard Short-Term Bond ETF	637,995	49,470
Vanguard Short-Term Corporate Bond ETF	186,391	14,427
Vanguard Small-Cap Value ETF (f) (g)	117,175	19,669
Vanguard Total Bond Market ETF	379,372	29,090
Vanguard Total Stock Market ETF (g)	180,196	37,185
Wisdom Tree Trust — WisdomTree Emerging Markets SmallCap Dividend Fund	202,622	10,141
Xtrackers USD High Yield Corporate Bond ETF (f)	770,152	28,111
Total Exchange-Traded Funds (Cost $1,194,011)		1,316,001
Affiliated Exchange-Traded Funds (26.2%)
VictoryShares ESG Core Plus Bond ETF	5,553,028	124,777
VictoryShares USAA Core Intermediate-Term Bond ETF	11,148,150	536,226
VictoryShares USAA Core Short-Term Bond ETF	969,310	48,068
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (g)	68,000	3,032
Total Affiliated Exchange-Traded Funds (Cost $784,101)		712,103

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (4.1%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.67% (h)	55,178,282	$55,178
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (h)	57,405,579	57,406
Total Collateral for Securities Loaned (Cost $112,584)		112,584
Total Investments (Cost $2,633,677) — 102.7%		2,793,356
Liabilities in excess of other assets — (2.7)%		(73,291)
NET ASSETS — 100.00%		$2,720,065

At May 31, 2022, the Fund's investments in foreign securities were 26.0% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $4,851 thousands and amounted to 0.2% of net assets.

(b)  Amount represents less than 0.05% of net assets.

(c)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2022.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(e)  Non-income producing security.

(f)  All or a portion of this security is on loan.

(g)  All or a portion of this security has been segregated as collateral for derivative instruments.

(h)  Rate disclosed is the daily yield on May 31, 2022.

bps — Basis points

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Cornerstone Moderately Aggressive Fund	Schedule of Portfolio Investments — continued May 31, 2022

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	276	6/20/22	$25,377,395	$26,377,367	$999,972
S&P/Toronto Stock Exchange 60 Index Futures	137	6/16/22	27,757,683	27,157,350	(600,333)
					$399,639

Futures Contracts Sold

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index Futures	202	6/16/22	$25,652,881	$26,131,747	$(478,866)
Euro Stoxx 50 Futures	177	6/20/22	6,951,540	7,189,283	(237,743)
Hang Seng Index Futures	78	6/29/22	10,163,360	10,632,930	(469,570)
Tokyo Price Index Futures	78	6/9/22	10,938,393	11,567,899	(629,506)
					$(1,815,685)
Total unrealized appreciation					$999,972
Total unrealized depreciation					(2,416,018)
Total net unrealized appreciation (depreciation)					$(1,416,046)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Cornerstone Moderately Aggressive Fund
Assets:
Affiliated investments, at value (Cost $784,101)	$712,103
Unaffiliated investments, at value (Cost $1,849,576)	2,081,253	(a)
Cash	37,599
Deposit with broker for futures contracts	5,539
Receivables:
Interest and dividends	1,229
Capital shares issued	586
Variation margin on open futures contracts	52
Reclaims	6
From Adviser	535
Prepaid expenses	39
Total Assets	2,838,941
Liabilities:
Payables:
Collateral received on loaned securities	112,584
Collateral received from brokers for futures contracts	2,467
Investments purchased	215
Capital shares redeemed	1,001
Variation margin on open futures contracts	421
Accrued expenses and other payables:
Investment advisory fees	1,341
Administration fees	333
Custodian fees	21
Transfer agent fees	399
Compliance fees	2
Trustees' fees	—	(b)
Other accrued expenses	92
Total Liabilities	118,876
Net Assets:
Capital	2,474,100
Total accumulated earnings/(loss)	245,965
Net Assets	$2,720,065
Shares (unlimited number of shares authorized with no par value):	105,598
Net asset value, offering and redemption price per share: (c)	$25.76

(a)  Includes $109,743 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

16

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Cornerstone Moderately Aggressive Fund
Investment Income:
Income distributions from affiliated funds	$9,773
Dividends from unaffiliated investments	45,676
Interest from unaffiliated investments	7,056
Securities lending (net of fees)	713
Foreign tax withholding	(5)
Total Income	63,213
Expenses:
Investment advisory fees	17,408
Administration fees	4,426
Sub-Administration fees	76
Custodian fees	126
Transfer agent fees	5,116
Trustees' fees	50
Compliance fees	20
Legal and audit fees	68
State registration and filing fees	41
Interfund lending fees	1
Other expenses	274
Total Expenses	27,606
Expenses waived/reimbursed by Adviser	(1,689)
Net Expenses	25,917
Net Investment Income (Loss)	37,296
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency transactions	126,892
Capital gain distributions received from affiliated funds	1,214
Net realized gains (losses) from futures contracts	2,816
Net change in unrealized appreciation/depreciation on affiliated investment securities	(69,445)
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	(254,354)
Net change in unrealized appreciation/depreciation on futures contracts	33
Net realized/unrealized gains (losses) on investments	(192,844)
Change in net assets resulting from operations	$(155,548)

See notes to financial statements.

17

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Cornerstone Moderately Aggressive Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$37,296	$33,724
Net realized gains (losses)	130,922	176,187
Net change in unrealized appreciation/depreciation	(323,766)	415,330
Change in net assets resulting from operations	(155,548)	625,241
Change in net assets resulting from distributions to shareholders	(229,481)	(55,505)
Change in net assets resulting from capital transactions	78,119	(205,115)
Change in net assets	(306,910)	364,621
Net Assets:
Beginning of period	3,026,975	2,662,354
End of period	$2,720,065	$3,026,975
Capital Transactions:
Proceeds from shares issued	$177,611	$174,743
Distributions reinvested	227,559	55,021
Cost of shares redeemed	(327,051)	(434,879)
Change in net assets resulting from capital transactions	$78,119	$(205,115)
Share Transactions:
Issued	6,233	6,386
Reinvested	8,036	2,015
Redeemed	(11,454)	(16,102)
Change in Shares	2,815	(7,701)

See notes to financial statements.

18

This page is intentionally left blank.

19

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments	Total Distributions
USAA Cornerstone Moderately Aggressive Fund
Year Ended May 31:
2022	$29.45	0.36	(d)	(1.77)	(1.41)	(0.35)	(1.93)	(2.28)
2021	$24.10	0.32	(d)	5.56	5.88	(0.37)	(0.16)	(0.53)
2020	$23.97	0.48	(d)	0.18	0.66	(0.39)	(0.14)	(0.53)
2019	$25.78	0.46		(0.79)	(0.33)	(0.39)	(1.09)	(1.48)
2018	$26.09	0.42		1.28	1.70	(0.44)	(1.57)	(2.01)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Effective June 22, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Fund to 0.98% of the Fund's average daily net assets.

(f)  For the year ended May 31, 2019, the portfolio turnover calculation excludes the value of securities purchased of $370,785 thousand and sold of $3,096 thousand after the Fund's acquisition of First Start Growth Fund. Reflects increased trading activity due to usage of quantitative investment strategies.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return(a)	Net Expenses(b)(c)		Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Cornerstone Moderately Aggressive Fund
Year Ended May 31:
2022	$25.76	(5.43)%	0.88%		1.26%	0.93%	$2,720,065	44%
2021	$29.45	24.58%	0.96%		1.18%	0.97%	$3,026,975	64%
2020	$24.10	2.59%	0.98%		1.94%	0.99%	$2,662,354	92%
2019	$23.97	(1.20)%	0.98	%(e)	1.91%	1.01%	$2,777,038	95	%(f)
2018	$25.78	6.52%	0.97%		1.64%	0.97%	$2,493,883	56%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Cornerstone Moderately Aggressive Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments in open-end investment companies, including underlying funds, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,429	$—	$4,429
Collateralized Mortgage Obligations	—	1,121	—	1,121
Common Stocks	611,827	—	—	611,827
Corporate Bonds	—	5,395	—	5,395
U.S. Government Agency Mortgages	—	1,018	—	1,018
U.S. Treasury Obligations	—	28,878	—	28,878
Exchange-Traded Funds	1,316,001	—	—	1,316,001
Affiliated Exchange-Traded Funds	712,103	—	—	712,103
Collateral for Securities Loaned	112,584	—	—	112,584
Total	$2,752,515	$40,841	$—	$2,793,356
Other Financial Investments*
Assets:
Futures Contracts	$1,000	$—	$—	$1,000
Liabilities:
Futures Contracts	$(2,416)	$—	$—	$(2,416)
Total	$(1,416)	$—	$—	$(1,416)

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts and Collateral received from broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended May 31, 2022, the Fund entered into futures contracts primarily for the strategy of gaining exposure to a particular asset class or securities market.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2022 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure	$1,000	$2,416

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$2,816	$33

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$109,743	$—	$112,584

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$62,899	$1,537

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,261,904	$1,390,122	$—	$186,469

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annualized rate of 0.59% of the Fund's average daily net assets. Amounts

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, which is based on the Fund's average daily net assets of the Fund Shares. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 0.98%.

In addition, the Fund invests in affiliated VCM exchange-traded fund(s) ("affiliated ETFs"). The Fund's advisory fee is reimbursed by VCM that to the extent of the indirect advisory fee incurred through the Fund's proportional investment in the affiliated ETFs. These affiliated ETF advisory fee reimbursements are not available for recoupment. For the year ended May 31, 2022, the Fund incurred affiliated ETFs advisory fee reimbursements of $1,689 thousand that were reimbursed by VCM and $535 thousand was receivable from the Adviser.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Tactical Allocation Risk — The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. The Fund's managers will tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the managers' tactical allocation will not be successful.

Affiliated Funds Risk — The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

Conflict of Interest Risk — In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$2,800	4	1.85%	$2,800

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$7,552	12	0.59%	$15,154

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(1,590)	$1,590

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$117,188	$112,293	$229,481	$51,092	$4,413	$55,505

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$25,740	$72,649	$(4)	$98,385	$147,580	$245,965

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, futures, trust preferred and grantor trust securities accruals, partnership, and REITs/return of capital.

As of May 31, 2022, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,643,598	$274,719	$(127,139)	$147,580

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares, an investment company managed by VCM, or an issuer under common control with a Fund or VCM. The Fund does not invest in affiliated securities for the purpose of exercising management or control. These securities are noted as affiliated on a Fund's Schedule of Portfolio Investments. The financial statements of the underlying funds can be found in shareholder reports filed with the SEC by each such underlying fund semi-annually on Form N-CSR and are available for

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

download from both the SEC's as well as each respective underlying fund's website. Transactions in affiliated securities during the year ended May 31, 2022, were as follows (amounts in thousands):

	Fair Value 5/31/2021	Purchases at Cost	Proceeds from Sales	Realized Gains (Losses)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 5/31/2022	Dividend Income
VictoryShares ESG Core Plus Bond ETF	$—	$274,908	$(137,454)	$—	$—	$(12,677)	$124,777	$1,178
VictoryShares USAA Core Intermediate-Term Bond ETF	257,355	665,870	(332,936)	—	1,110	(54,063)	536,226	7,586
VictoryShares USAA Core Short-Term Bond ETF	50,302	—	—	—	104	(2,234)	48,068	865
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	3,503	—	—	—	—	(471)	3,032	144
	$311,160	$940,778	$(470,390)	$—	$1,214	$(69,445)	$712,103	$9,773

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Cornerstone Moderately Aggressive Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Cornerstone Moderately Aggressive Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$935.60	$1,020.64	$4.15	$4.33	0.86%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
12%	13%	$80,038	$113,591

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Cornerstone Moderately Aggressive Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder

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services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was equal to the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance relative to its peers for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

46

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23405-0722

MAY 31, 2022

Annual Report

USAA Growth and Tax Strategy Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	7
Investment Objective & Portfolio Holdings (Unaudited)	8
Schedule of Portfolio Investments	9
Financial Statements
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	54
Supplemental Information (Unaudited)	55
Trustee and Officer Information	55
Proxy Voting and Portfolio Holdings Information	61
Expense Example	61
Additional Federal Income Tax Information	62
Advisory Contract Renewal	63
Liquidity Risk Management Program	67
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

USAA Growth and Tax Strategy Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Tax-exempt bonds as measured by the Bloomberg Municipal Bond Index generated negative returns during the 12-month reporting period ended May 31, 2022, due largely to rising municipal bond yields beginning at the start of 2022. (Bond prices and yields move in opposite directions.)

The reporting period began with the municipal market fighting the headwinds of potentially higher U.S. Treasury rates and inflation, but with several notable tailwinds in support to include: heavy fund flows into tax-exempt mutual funds, investor expectations of increasing tax rates, and stimulus money flowing to municipal borrowers. The Bloomberg Municipal Bond Index returned 0.73% from the start of the fiscal year through the end of calendar year 2021.

The municipal bond market turned meaningfully negative in 2022. The Bloomberg Municipal Bond Index returned -7.47% during the first five months of 2022. The negative returns were driven by a material increase in Treasury and AAA Municipal Bond yields. These rates rose significantly in response to the U.S. Federal Reserve's (the "Fed's") initiation of monetary tightening. Negative returns were also driven by significant outflows of assets from municipal bond mutual funds.

At the end of the reporting period, the yield on the Bloomberg Municipal Bond Index was 2.92%, which was notably higher than at the start of the fiscal year (1.02% on May 31, 2021). While the increase in rates detracted from performance during this fiscal year, we believe the higher rates should drive higher returns over the long-term.

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The Fed maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index.

USAA Growth and Tax Strategy Fund

Managers' Commentary (continued)

The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

The end of the reporting period saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

•  How did the USAA Growth and Tax Strategy Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and Class C. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, Class A, and Class C had total returns of -4.80%, -4.79%, -5.10%, and -5.78%, respectively. This compares to a total return of -0.30% for the S&P 500® Index (the "Index"), -6.79% for the Bloomberg Municipal Bond Index, -3.55% for the Composite Index (50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index), and -4.03% for the Lipper Composite Index (51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index).

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Northern Trust Investments, Inc., is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

USAA Growth and Tax Strategy Fund

Managers' Commentary (continued)

•  What strategies did you employ during the reporting period?

In keeping with our investment approach in the municipal bond portion of the Fund, we continued to focus on income generation. Because of the Fund's income orientation, it has a higher allocation to BBB and A rated categories when compared to its benchmark.

Our commitment to independent credit research continued to help us identify attractive opportunities for the Fund. We employ fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our credit research, we strive both to recognize relative value and to avoid potential pitfalls, which is especially important in volatile times like the present. As always, we worked with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Our team continuously monitors all the holdings in the Fund's portfolio.

The Fund continues to hold a diversified portfolio of longer-term, primarily investment- grade municipal bonds. To limit exposure to an unexpected event, the Fund is diversified by sector, issuer, and geography. In addition, we avoid bonds subject to the federal alternative minimum tax for individuals.

The equity portion of the Fund continues to seek performance similar to the Index. The relative strength or weakness of certain sectors in the Index did not have an outsized impact on the equity portion of the Fund, as its sector exposures are similar to those of the Index. The Fund had a small allocation to derivatives during the period that did not have a material impact on performance. In keeping with our investment approach, we sought to limit both short-term and long-term capital gains. More specifically, we attempted to keep realized capital gains down by limiting the sale of securities that had increased in value and realizing capital losses on securities that had decreased in value. In addition, our investment process continued to manage the "active risk" (the risk that the equity portion of the Fund will not perform in line with the Index because of our efforts to achieve tax efficiency) in the portfolio. To the extent the Fund has a loss carryforward position, it will help offset any potential future capital gains.

Thank you for allowing us to assist you with your investment needs.

USAA Growth and Tax Strategy Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A		Class C
INCEPTION DATE	1/11/89	6/29/20	6/29/20		6/29/20
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	S&P 500 Index[1]	Bloomberg Municipal Bond Index[2]	Composite Index[1,2,3]	Lipper Composite Index[4]
One Year	–4.80%	–4.79%	–5.10%	–7.23%	–5.78%	–6.71%	–0.30%	–6.79%	–3.55%	–4.03%
Five Year	7.02%	NA	NA	N/A	NA	N/A	13.37%	1.78%	7.58%	1.56%
Ten Year	7.84%	NA	NA	N/A	NA	N/A	14.38%	2.54%	8.46%	2.05%
Since Inception	NA	7.93%	7.63%	6.37%	6.82%	6.82%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Class C is not subject to an initial sales charge, but is subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Growth and Tax Strategy Fund — Growth of $10,000

1The S&P 500® Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Bloomberg Municipal Bond Index is generally considered to be representative of the municipal bond market. This index does not include the effect of sales charges, commissions, expenses or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

3The Composite Index is comprised of 50% of the S&P 500 Index and 50% of the Bloomberg Municipal Bond Index. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

4The Lipper Composite Index is comprised of 51% of the Lipper General & Insured Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General & Municipal Debt Funds Index tracks the total return performance of the funds within this same category. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the funds within this same category. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

Top 10 Sectors*:

May 31, 2022

(% of Net Assets)

Information Technology	11.7%
Health Care	6.2%
Financials	5.0%
Consumer Discretionary	4.8%
Communication Services	3.7%
Industrials	3.5%
Consumer Staples	2.8%
Energy	2.1%
Utilities	1.3%
Materials	1.2%

Top 5 Tax-Exempt Bonds:

May 31, 2022

(% of Net Assets)

Massachusetts Development Finance Agency Revenue	2.0%
Public Finance Authority Revenue	1.5%
Illinois Finance Authority Revenue	1.2%
Port of Port Arthur Navigation District Revenue	1.2%
New York State Dormitory Authority Revenue	0.9%

Top 5 Blue Chip Stocks:

May 31, 2022

(% of Net Assets)

Apple, Inc.	2.9%
Microsoft Corp.	2.5%
Amazon.com, Inc.	1.3%
Alphabet, Inc. Class A	0.8%
Alphabet, Inc. Class C	0.8%

Refer to the Schedule of Portfolio Investments for a complete list of securities.

* Does not include futures contracts, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (43.5%)
Blue Chip Stocks:
Communication Services (3.7%):
Activision Blizzard, Inc.	7,501	$584
Alphabet, Inc. Class A (a)	2,839	6,459
Alphabet, Inc. Class C (a)	2,729	6,224
AT&T, Inc. (j)	67,577	1,439
Charter Communications, Inc. Class A (a)	1,764	894
Comcast Corp. Class A	40,514	1,794
DISH Network Corp. Class A (a)	2,718	62
Electronic Arts, Inc.	2,332	323
Fox Corp. Class A	4,287	152
Fox Corp. Class B	1,615	53
Live Nation Entertainment, Inc. (a)	1,845	175
Lumen Technologies, Inc.	8,720	107
Match Group, Inc. (a)	1,963	155
Meta Platforms, Inc. Class A (a)	22,231	4,305
Netflix, Inc. (a)	3,933	776
News Corp. Class A	2,721	47
Omnicom Group, Inc.	2,667	199
Paramount Global Class B	5,699	196
Take-Two Interactive Software, Inc. (a)	1,750	218
The Interpublic Group of Cos., Inc.	4,839	156
The Walt Disney Co. (a)	17,228	1,903
T-Mobile U.S., Inc. (a)	5,556	741
Twitter, Inc. (a)	7,251	287
Verizon Communications, Inc.	26,469	1,358
Warner Bros Discovery, Inc. (a)	7,386	136
		28,743
Consumer Discretionary (4.8%):
Advance Auto Parts, Inc.	832	158
Amazon.com, Inc. (a)	4,213	10,129
Aptiv PLC (a)	2,354	250
AutoZone, Inc. (a)	255	525
Bath & Body Works, Inc.	2,727	112
Best Buy Co., Inc.	2,415	198
Booking Holdings, Inc. (a)	417	936
BorgWarner, Inc.	2,309	93
Caesars Entertainment, Inc. (a)	885	44
CarMax, Inc. (a)	2,090	207
Carnival Corp. (a)	2,980	41
Chipotle Mexican Grill, Inc. (a)	325	456
D.R. Horton, Inc.	3,030	228
Darden Restaurants, Inc.	1,633	204
Dollar General Corp.	2,461	542
Dollar Tree, Inc. (a)	1,591	255
Domino's Pizza, Inc.	149	54
eBay, Inc.	7,658	373
Etsy, Inc. (a) (j)	812	66

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Expedia Group, Inc. (a)	1,583	$205
Ford Motor Co.	48,980	670
Garmin Ltd.	1,682	178
General Motors Co. (a)	13,698	530
Genuine Parts Co.	1,110	152
Hasbro, Inc.	1,004	90
Hilton Worldwide Holdings, Inc.	3,015	425
Las Vegas Sands Corp. (a) (j)	1,219	43
Lennar Corp. Class A	2,669	214
Lennar Corp. Class B	1	—	(b)
LKQ Corp.	3,837	197
Lowe's Cos., Inc.	7,437	1,452
Marriott International, Inc. Class A	2,953	507
McDonald's Corp.	7,151	1,803
MGM Resorts International	5,858	205
Mohawk Industries, Inc. (a)	618	87
Newell Brands, Inc.	4,177	90
NIKE, Inc. Class B	12,097	1,438
Norwegian Cruise Line Holdings Ltd. (a)	3,415	55
O'Reilly Automotive, Inc. (a)	800	510
PulteGroup, Inc.	2,360	107
PVH Corp.	928	66
Ralph Lauren Corp.	420	42
Ross Stores, Inc.	3,606	307
Royal Caribbean Cruises Ltd. (a)	2,147	125
Starbucks Corp.	11,086	870
Tapestry, Inc.	3,021	104
Target Corp. (j)	5,209	843
Tesla, Inc. (a)	7,720	5,854
The Home Depot, Inc.	10,478	3,172
The TJX Cos., Inc.	9,986	635
Tractor Supply Co.	1,578	296
Ulta Beauty, Inc. (a)	550	233
Under Armour, Inc. Class A (a)	2,088	22
Under Armour, Inc. Class C (a)	2,104	20
VF Corp.	3,574	180
Victoria's Secret & Co. (a)	1	—	(b)
Whirlpool Corp.	792	146
Wynn Resorts Ltd. (a)	642	42
Yum! Brands, Inc.	3,711	451
		37,237
Consumer Staples (2.8%):
Altria Group, Inc.	17,147	928
Archer-Daniels-Midland Co.	6,080	552
Brown-Forman Corp. Class B	1,744	115
Campbell Soup Co.	1,914	92
Church & Dwight Co., Inc.	2,723	245
Colgate-Palmolive Co.	7,976	629
Conagra Brands, Inc.	5,311	175
Constellation Brands, Inc. Class A	1,408	346

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Costco Wholesale Corp.	4,112	$1,917
General Mills, Inc.	6,777	473
Hormel Foods Corp.	3,124	152
Kellogg Co.	1,080	75
Kimberly-Clark Corp.	2,235	297
Lamb Weston Holdings, Inc.	1,374	93
McCormick & Co., Inc.	2,942	273
Molson Coors Beverage Co. Class B	2,045	114
Mondelez International, Inc. Class A	12,769	812
Monster Beverage Corp. (a)	3,965	353
PepsiCo, Inc.	11,883	1,993
Philip Morris International, Inc.	14,666	1,558
Sysco Corp.	5,774	486
The Clorox Co.	1,340	195
The Coca-Cola Co.	32,518	2,061
The Estee Lauder Cos., Inc.	2,324	592
The Hershey Co.	1,885	399
The J.M. Smucker Co.	828	104
The Kraft Heinz Co.	7,759	294
The Kroger Co.	8,383	444
The Procter & Gamble Co.	22,787	3,370
Tyson Foods, Inc. Class A	2,142	192
Walgreens Boots Alliance, Inc.	5,210	228
Walmart, Inc.	13,093	1,684
		21,241
Energy (2.1%):
APA Corp.	1,896	89
Baker Hughes Co.	8,513	306
Chevron Corp.	19,016	3,321
ConocoPhillips	14,432	1,622
Coterra Energy, Inc.	4,263	146
Devon Energy Corp.	4,851	363
Diamondback Energy, Inc.	2,111	321
EOG Resources, Inc.	4,759	652
Exxon Mobil Corp. (j)	40,758	3,913
Halliburton Co.	9,010	365
Hess Corp.	2,683	330
Kinder Morgan, Inc.	7,546	149
Marathon Oil Corp.	10,479	329
Marathon Petroleum Corp.	8,076	822
Occidental Petroleum Corp.	6,361	441
ONEOK, Inc.	5,513	363
Phillips 66	3,380	341
Pioneer Natural Resources Co.	2,039	567
Schlumberger NV	18,134	833
The Williams Cos., Inc.	14,342	532
Valero Energy Corp.	4,779	619
		16,424

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (5.0%):
Aflac, Inc.	6,526	$395
American Express Co.	6,409	1,082
American International Group, Inc.	10,328	606
Ameriprise Financial, Inc.	1,259	348
Aon PLC Class A	2,360	651
Arthur J. Gallagher & Co.	2,370	384
Assurant, Inc.	653	115
Bank of America Corp.	80,700	3,002
Berkshire Hathaway, Inc. Class B (a)	16,505	5,215
BlackRock, Inc.	1,116	747
Capital One Financial Corp.	4,854	621
Cboe Global Markets, Inc.	1,027	115
Chubb Ltd.	3,972	839
Cincinnati Financial Corp.	1,898	243
Citigroup, Inc.	14,818	791
Citizens Financial Group, Inc.	5,249	217
CME Group, Inc.	3,693	734
Comerica, Inc.	1,808	150
Discover Financial Services	3,983	452
Everest Re Group Ltd.	435	123
Fifth Third Bancorp	8,885	350
First Republic Bank	413	64
Franklin Resources, Inc.	2,763	75
Huntington Bancshares, Inc.	12,687	176
Intercontinental Exchange, Inc.	5,160	528
Invesco Ltd.	4,735	92
JPMorgan Chase & Co.	30,506	4,034
KeyCorp	12,202	244
Lincoln National Corp.	1,769	102
Loews Corp.	3,046	199
M&T Bank Corp.	2,214	398
MarketAxess Holdings, Inc.	420	118
Marsh & McLennan Cos., Inc.	5,030	805
MetLife, Inc.	7,410	499
Moody's Corp.	1,624	490
Morgan Stanley	14,869	1,281
MSCI, Inc.	992	439
Nasdaq, Inc.	1,159	180
Northern Trust Corp. (c)	2,000	223
Principal Financial Group, Inc.	2,476	181
Prudential Financial, Inc.	4,971	528
Raymond James Financial, Inc.	1,989	196
Regions Financial Corp.	9,790	216
S&P Global, Inc.	3,313	1,158
State Street Corp.	2,324	168
SVB Financial Group (a)	645	315
Synchrony Financial	6,793	252
T. Rowe Price Group, Inc.	2,189	278
The Allstate Corp.	3,040	416
The Bank of New York Mellon Corp.	5,526	258

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Charles Schwab Corp.	13,865	$972
The Goldman Sachs Group, Inc.	3,096	1,012
The Hartford Financial Services Group, Inc.	2,900	210
The PNC Financial Services Group, Inc.	4,807	843
The Progressive Corp.	5,434	649
The Travelers Cos., Inc.	2,350	421
Truist Financial Corp.	9,641	480
U.S. Bancorp	11,380	604
W.R. Berkley Corp.	2,739	195
Wells Fargo & Co. (j)	35,551	1,627
Willis Towers Watson PLC	1,136	240
Zions Bancorp NA	2,017	115
		38,461
Health Care (6.2%):
Abbott Laboratories (j)	17,003	1,997
AbbVie, Inc.	16,903	2,491
ABIOMED, Inc. (a)	568	150
Agilent Technologies, Inc.	3,901	498
Align Technology, Inc. (a)	809	225
AmerisourceBergen Corp.	1,410	218
Amgen, Inc.	5,704	1,464
Anthem, Inc.	2,398	1,222
Baxter International, Inc.	4,106	312
Becton Dickinson & Co.	2,296	587
Biogen, Inc. (a)	1,391	278
Bio-Rad Laboratories, Inc. Class A (a)	240	129
Bio-Techne Corp.	372	138
Boston Scientific Corp. (a)	12,299	504
Bristol-Myers Squibb Co.	20,211	1,525
Cardinal Health, Inc.	2,310	130
Catalent, Inc. (a)	1,695	175
Centene Corp. (a)	5,336	435
Cerner Corp.	2,182	207
Charles River Laboratories International, Inc. (a)	478	112
Cigna Corp.	3,445	924
CVS Health Corp.	13,059	1,264
Danaher Corp.	6,489	1,712
DaVita, Inc. (a)	972	95
DENTSPLY SIRONA, Inc.	2,380	94
Dexcom, Inc. (a)	753	224
Edwards Lifesciences Corp. (a)	6,150	620
Eli Lilly & Co.	8,712	2,731
Gilead Sciences, Inc. (j)	11,871	770
HCA Healthcare, Inc.	2,625	552
Henry Schein, Inc. (a)	1,136	97
Hologic, Inc. (a)	2,461	185
Humana, Inc.	1,376	625
IDEXX Laboratories, Inc. (a)	1,036	406
Illumina, Inc. (a)	1,299	311
Incyte Corp. (a)	2,048	155

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intuitive Surgical, Inc. (a)	3,141	$715
IQVIA Holdings, Inc. (a)	1,890	407
Johnson & Johnson (j)	26,549	4,766
Laboratory Corp. of America Holdings	1,063	262
McKesson Corp.	1,450	477
Medtronic PLC	11,650	1,167
Merck & Co., Inc.	21,569	1,985
Mettler-Toledo International, Inc. (a)	250	322
Moderna, Inc. (a)	1,121	163
Organon & Co.	1,845	70
PerkinElmer, Inc.	1,164	174
Pfizer, Inc.	52,421	2,780
Quest Diagnostics, Inc.	1,126	159
Regeneron Pharmaceuticals, Inc. (a)	1,027	683
ResMed, Inc.	1,423	290
STERIS PLC	864	197
Stryker Corp.	3,361	788
The Cooper Cos., Inc.	445	156
Thermo Fisher Scientific, Inc.	3,958	2,246
UnitedHealth Group, Inc.	9,155	4,548
Universal Health Services, Inc. Class B	71	9
Vertex Pharmaceuticals, Inc. (a)	2,479	666
Viatris, Inc.	13,161	162
Waters Corp. (a)	690	226
West Pharmaceutical Services, Inc.	713	221
Zimmer Biomet Holdings, Inc.	2,312	278
Zoetis, Inc.	4,796	820
		48,299
Industrials (3.5%):
3M Co. (j)	6,322	944
Alaska Air Group, Inc. (a)	1,550	75
Allegion PLC	880	98
American Airlines Group, Inc. (a)	6,217	111
AMETEK, Inc.	2,905	353
AO Smith Corp.	1,795	108
C.H. Robinson Worldwide, Inc.	779	85
Carrier Global Corp.	7,990	314
Caterpillar, Inc.	5,175	1,117
Cintas Corp.	1,066	425
Copart, Inc. (a)	2,286	262
CSX Corp.	24,039	764
Cummins, Inc.	1,577	330
Deere & Co.	3,839	1,373
Delta Air Lines, Inc. (a)	7,217	301
Dover Corp.	1,435	192
Eaton Corp. PLC	4,316	598
Emerson Electric Co.	4,743	420
Equifax, Inc.	1,334	270
Expeditors International of Washington, Inc.	1,876	204
Fastenal Co.	5,972	320
See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FedEx Corp.	2,126	$477
Fortive Corp.	2,506	155
Fortune Brands Home & Security, Inc.	1,743	121
Generac Holdings, Inc. (a)	284	70
General Dynamics Corp.	1,726	388
General Electric Co.	11,338	888
Honeywell International, Inc.	6,699	1,297
Howmet Aerospace, Inc.	3,713	133
Huntington Ingalls Industries, Inc.	470	99
IDEX Corp.	1	—	(b)
Illinois Tool Works, Inc.	2,480	516
Ingersoll Rand, Inc. (j)	4,166	196
J.B. Hunt Transport Services, Inc.	714	123
Jacobs Engineering Group, Inc.	1,124	157
Johnson Controls International PLC	6,676	364
L3Harris Technologies, Inc.	2,025	488
Leidos Holdings, Inc.	184	19
Lockheed Martin Corp.	2,228	981
Masco Corp.	2,915	165
Nielsen Holdings PLC	4,460	114
Norfolk Southern Corp.	2,582	619
Northrop Grumman Corp.	1,594	746
Old Dominion Freight Line, Inc.	882	228
Otis Worldwide Corp.	3,056	227
PACCAR, Inc.	2,564	223
Parker-Hannifin Corp.	1,216	331
Pentair PLC	869	44
Quanta Services, Inc.	1,444	172
Raytheon Technologies Corp.	14,809	1,409
Republic Services, Inc. (j)	2,086	279
Robert Half International, Inc.	1,284	116
Rockwell Automation, Inc.	980	209
Roper Technologies, Inc.	942	417
Snap-on, Inc.	594	132
Southwest Airlines Co. (a)	4,959	227
Stanley Black & Decker, Inc.	1,804	214
Textron, Inc.	2,070	135
The Boeing Co. (a)	4,735	622
Trane Technologies PLC	2,877	397
TransDigm Group, Inc. (a)	593	359
Union Pacific Corp.	7,288	1,602
United Airlines Holdings, Inc. (a)	3,649	174
United Parcel Service, Inc. Class B	6,904	1,258
United Rentals, Inc. (a)	750	224
Verisk Analytics, Inc.	1,450	254
W.W. Grainger, Inc.	478	233
Waste Management, Inc.	3,869	613
Westinghouse Air Brake Technologies Corp.	1,745	165
Xylem, Inc.	1,548	130
		27,174

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (11.7%):
Accenture PLC Class A	6,227	$1,858
Adobe, Inc. (a)	4,570	1,903
Advanced Micro Devices, Inc. (a)	16,362	1,667
Akamai Technologies, Inc. (a)	1,562	158
Amphenol Corp. Class A	5,634	399
Analog Devices, Inc.	5,096	858
ANSYS, Inc. (a)	796	207
Apple, Inc. (j)	149,432	22,241
Applied Materials, Inc.	10,258	1,203
Arista Networks, Inc. (a)	2,364	242
Autodesk, Inc. (a)	2,021	420
Automatic Data Processing, Inc.	4,040	901
Broadcom, Inc.	4,130	2,396
Broadridge Financial Solutions, Inc.	369	54
Cadence Design Systems, Inc. (a)	2,583	397
CDW Corp.	1,428	243
Ceridian HCM Holding, Inc. (a)	1,295	73
Cisco Systems, Inc.	39,302	1,771
Citrix Systems, Inc.	1,224	123
Cognizant Technology Solutions Corp. Class A	5,181	387
Corning, Inc.	7,670	275
DXC Technology Co. (a)	3,194	112
Enphase Energy, Inc. (a)	816	152
EPAM Systems, Inc. (a)	537	182
F5, Inc. (a)	673	110
Fidelity National Information Services, Inc.	6,742	705
Fiserv, Inc. (a)	5,751	576
FleetCor Technologies, Inc. (a)	399	99
Fortinet, Inc. (a)	1,459	429
Gartner, Inc. (a)	387	102
Global Payments, Inc.	2,592	340
Hewlett Packard Enterprise Co.	12,525	195
HP, Inc.	13,953	542
Intel Corp.	37,425	1,662
International Business Machines Corp.	7,649	1,062
Intuit, Inc.	2,726	1,130
IPG Photonics Corp. (a)	388	41
Jack Henry & Associates, Inc.	691	130
Juniper Networks, Inc.	2,447	75
Keysight Technologies, Inc. (a)	1,866	272
KLA Corp.	1,555	567
Lam Research Corp.	1,595	829
Mastercard, Inc. Class A	8,421	3,014
Microchip Technology, Inc.	3,820	277
Micron Technology, Inc.	10,223	755
Microsoft Corp. (j)	71,508	19,441
Monolithic Power Systems, Inc.	418	188
Motorola Solutions, Inc.	1,485	326
NetApp, Inc.	2,488	179
NortonLifeLock, Inc.	1,010	25

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NVIDIA Corp.	24,116	$4,503
NXP Semiconductors NV	1,831	347
Oracle Corp.	20,366	1,465
Paychex, Inc.	2,957	366
Paycom Software, Inc. (a)	617	175
PayPal Holdings, Inc. (a)	12,206	1,040
PTC, Inc. (a)	359	42
Qorvo, Inc. (a)	1,188	133
QUALCOMM, Inc.	12,055	1,726
Salesforce, Inc. (a)	9,482	1,519
Seagate Technology Holdings PLC	2,345	199
ServiceNow, Inc. (a) (j)	2,147	1,004
Skyworks Solutions, Inc.	1,622	177
SolarEdge Technologies, Inc. (a)	224	61
Synopsys, Inc. (a)	1,398	446
TE Connectivity Ltd.	3,470	449
Teledyne Technologies, Inc. (a)	189	77
Teradyne, Inc.	796	87
Texas Instruments, Inc.	8,840	1,563
Trimble, Inc. (a)	896	61
Tyler Technologies, Inc. (a)	105	37
VeriSign, Inc. (a)	785	137
Visa, Inc. Class A	16,518	3,505
Western Digital Corp. (a)	1,869	113
Xerox Holdings Corp.	1	—	(b)
Zebra Technologies Corp. (a)	706	239
		90,764
Materials (1.2%):
Air Products and Chemicals, Inc.	1,923	473
Albemarle Corp.	1,201	313
Amcor PLC	6,953	91
Avery Dennison Corp.	906	156
Ball Corp.	3,726	264
Celanese Corp.	463	72
CF Industries Holdings, Inc.	2,763	273
Corteva, Inc.	8,159	511
Dow, Inc.	9,091	618
DuPont de Nemours, Inc.	3,671	249
Eastman Chemical Co.	1,432	158
Ecolab, Inc.	1,707	280
FMC Corp.	1,168	143
Freeport-McMoRan, Inc.	15,889	621
International Flavors & Fragrances, Inc.	2,819	373
International Paper Co.	3,667	178
Linde PLC	4,727	1,535
LyondellBasell Industries NV Class A	2,696	308
Martin Marietta Materials, Inc.	721	245
Newmont Corp.	8,551	580
Nucor Corp.	2,642	350
PPG Industries, Inc.	1,640	207

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sealed Air Corp.	1,340	$83
The Mosaic Co.	4,580	287
The Sherwin-Williams Co.	2,304	618
Vulcan Materials Co.	1,110	183
Westrock Co.	2,863	139
		9,308
Real Estate (1.2%):
Alexandria Real Estate Equities, Inc.	1,101	183
American Tower Corp.	4,297	1,101
AvalonBay Communities, Inc.	740	154
Boston Properties, Inc.	1,758	196
CBRE Group, Inc. Class A (a)	3,167	262
Crown Castle International Corp.	4,036	765
Digital Realty Trust, Inc.	2,478	346
Duke Realty Corp.	4,814	254
Equinix, Inc.	852	585
Equity Residential	2,215	170
Essex Property Trust, Inc.	290	82
Extra Space Storage, Inc.	1,147	204
Federal Realty Investment Trust	884	102
Healthpeak Properties, Inc.	5,103	152
Host Hotels & Resorts, Inc.	8,818	176
Iron Mountain, Inc.	3,600	194
Kimco Realty Corp.	5,368	127
Mid-America Apartment Communities, Inc.	1,273	230
Prologis, Inc.	6,287	802
Public Storage	1,221	404
Realty Income Corp.	6,263	427
Regency Centers Corp.	1,923	131
SBA Communications Corp.	1,109	373
Simon Property Group, Inc.	3,796	435
UDR, Inc.	3,662	175
Ventas, Inc.	4,666	265
Vornado Realty Trust	1,730	61
Welltower, Inc.	4,568	407
Weyerhaeuser Co.	6,892	272
		9,035
Utilities (1.3%):
Alliant Energy Corp.	3,054	195
Ameren Corp.	2,468	235
American Electric Power Co., Inc. (j)	4,277	436
American Water Works Co., Inc.	2,297	347
Atmos Energy Corp.	1,500	174
CenterPoint Energy, Inc.	6,318	203
CMS Energy Corp.	3,064	218
Consolidated Edison, Inc. (j)	3,917	389
Constellation Energy Corp.	3,575	222
Dominion Energy, Inc.	6,716	566
DTE Energy Co.	1,653	219
Duke Energy Corp. (j)	6,693	753

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Edison International	1,730	$121
Entergy Corp.	1,967	237
Evergy, Inc. (j)	2,539	178
Eversource Energy (j)	3,443	318
Exelon Corp.	10,726	527
FirstEnergy Corp.	1,793	77
NextEra Energy, Inc. (j)	18,576	1,406
NiSource, Inc.	4,671	147
NRG Energy, Inc.	2,789	128
Pinnacle West Capital Corp.	1,227	95
PPL Corp.	7,104	214
Public Service Enterprise Group, Inc.	6,188	424
Sempra Energy	2,076	340
The AES Corp.	6,122	135
The Southern Co. (j)	9,551	723
WEC Energy Group, Inc. (j)	3,492	367
Xcel Energy, Inc. (j)	5,211	393
		9,787
Total Common Stocks (Cost $105,367)		336,473
Corporate Bonds (0.1%)
Health Care (0.1%):
Christian Care Centers, Inc., DIP Loan, 12.00%, 11/30/22 (e)	$300	300
Real Estate (0.0%):
Northwest Senior Housing Corp. — Edgemere Project, Promissory Note, DIP Loan, 10.00%, 12/31/23 (d) (e) (f)	245	245
Total Corporate Bonds (Cost $538)		545
Municipal Bonds (54.3%)
Alabama (0.9%):
Columbia Industrial Development Board Revenue, Series B, 0.65%, 12/1/37, Continuously Callable @100 (g)	2,900	2,900
DCH Healthcare Authority Revenue, Series A, 4.00%, 6/1/51, Continuously Callable @100	1,000	983
Homewood Educational Building Authority Revenue, Series A, 4.00%, 12/1/51, Continuously Callable @100	2,000	1,921
The Lower Alabama Gas District Revenue, Series A, 5.00%, 9/1/46	1,000	1,130
		6,934
Alaska (0.1%):
Northern Tobacco Securitization Corp. Revenue, Series A, 4.00%, 6/1/50, Continuously Callable @100	500	469
Arizona (2.1%):
Arizona IDA Revenue 4.00%, 7/1/41, Continuously Callable @100	400	369
5.00%, 7/1/47, Continuously Callable @100	1,000	1,071
4.00%, 7/1/52, Continuously Callable @100	840	727
Series A, 4.00%, 7/1/51, Continuously Callable @100	750	661

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Phoenix IDA Revenue, 5.00%, 7/1/46, Continuously Callable @100	$1,300	$1,325
La Paz County IDA Revenue 4.00%, 2/15/41, Continuously Callable @100	425	399
4.00%, 2/15/46, Continuously Callable @100	345	312
4.00%, 2/15/51, Continuously Callable @100	300	265
Maricopa County IDA Revenue 4.00%, 7/1/51, Continuously Callable @100 (h)	1,500	1,356
Series A, 5.00%, 9/1/42, Continuously Callable @100	500	542
Series A, 4.00%, 7/1/46, Continuously Callable @100	735	747
Series A, 5.00%, 7/1/49, Continuously Callable @100	1,000	1,040
Series A, 5.00%, 7/1/54, Continuously Callable @100	1,275	1,323
Series A, 4.00%, 7/1/56, Continuously Callable @100	1,000	1,001
Pima County IDA Revenue, 4.00%, 4/1/46, Continuously Callable @100	2,000	2,001
Student & Academic Services LLC Revenue, 5.00%, 6/1/44, Continuously Callable @100	1,000	1,034
Tempe IDA Revenue, Series B, 4.00%, 12/1/46, Continuously Callable @102	1,185	926
The IDA of the County of Pima Revenue, 4.00%, 6/15/51, Continuously Callable @100 (h)	1,000	884
		15,983
Arkansas (0.1%):
Arkansas Development Finance Authority Revenue, 4.00%, 12/1/44, Continuously Callable @100	1,000	962
California (1.4%):
California Statewide Communities Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 11/15/49, Pre-refunded 11/15/24 @ 100	1,000	1,075
Jurupa Public Financing Authority Special Tax, Series A, 5.00%, 9/1/42, Continuously Callable @100	1,200	1,239
State of California, GO 5.00%, 2/1/43, Continuously Callable @100	1,000	1,018
5.00%, 8/1/45, Continuously Callable @100	1,000	1,065
Sutter Butte Flood Agency Special Assessment (INS — Build America Mutual Assurance Co.), 5.00%, 10/1/40, Continuously Callable @100	1,000	1,037
Twin Rivers Unified School District, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 8/1/40, Pre-refunded 2/1/24 @100	1,500	1,579
Val Verde Unified School District, GO (INS — Build America Mutual Assurance Co.), Series B, 5.00%, 8/1/44, Pre-refunded 8/1/25 @100	1,000	1,094
West Contra Costa Unified School District, GO (INS — National Public Finance Guarantee Corp.), 8/1/34 (i)	4,435	2,915
		11,022
Colorado (1.5%):
Colorado Educational & Cultural Facilities Authority Revenue 5.00%, 12/1/38, Continuously Callable @100	1,000	1,096
5.00%, 4/1/48, Continuously Callable @100	710	759
4.00%, 1/1/52, Continuously Callable @100	675	560
4.00%, 1/1/62, Continuously Callable @100	795	638

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Colorado Health Facilities Authority Revenue 5.00%, 6/1/45, Pre-refunded 6/1/25 @ 100	$1,000	$1,087
Series A, 4.00%, 9/1/50, Continuously Callable @100	1,000	910
Series A, 4.00%, 12/1/50, Continuously Callable @103	1,000	874
Denver Convention Center Hotel Authority Revenue, 5.00%, 12/1/40, Continuously Callable @100	1,000	1,036
Denver Health & Hospital Authority Certificate of Participation, 5.00%, 12/1/48, Continuously Callable @100	1,900	2,013
Park Creek Metropolitan District Revenue 5.00%, 12/1/41, Continuously Callable @100	250	265
5.00%, 12/1/45, Continuously Callable @100	1,000	1,052
Rampart Range Metropolitan District No. 1 Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,072
		11,362
Connecticut (1.0%):
Connecticut State Health & Educational Facilities Authority Revenue 4.00%, 7/1/52, Continuously Callable @100	1,750	1,750
Series T, 4.00%, 7/1/55, Continuously Callable @100	1,000	964
Series U, 4.00%, 7/1/52, Continuously Callable @100	2,000	1,965
State of Connecticut, GO Series A, 5.00%, 4/15/36, Continuously Callable @100	1,500	1,674
Series A, 5.00%, 4/15/37, Continuously Callable @100	1,000	1,100
		7,453
Florida (2.9%):
Brevard County Health Facilities Authority Revenue, Series A, 5.00%, 4/1/52, Continuously Callable @100	1,000	1,100
Capital Trust Agency, Inc. Revenue 5.00%, 8/1/40, Continuously Callable @100	300	307
5.00%, 8/1/55, Continuously Callable @100	400	406
City of Atlantic Beach Revenue, Series A, 5.00%, 11/15/53, Continuously Callable @103	1,000	1,049
City of Jacksonville Revenue, 5.00%, 10/1/29, Continuously Callable @100	1,000	1,010
City of Pompano Beach Revenue 4.00%, 9/1/50, Continuously Callable @103	1,500	1,407
Series A, 4.00%, 9/1/51, Continuously Callable @103	500	468
County of Miami-Dade Seaport Department Revenue, Series A-2, 4.00%, 10/1/49, Continuously Callable @100	1,000	1,015
County of Polk Florida Utility System Revenue, 4.00%, 10/1/43, Continuously Callable @100	2,000	2,041
Florida Development Finance Corp., 5.00%, 7/1/51, Continuously Callable @100	395	404
Florida Development Finance Corp. Revenue 4.00%, 2/1/52, Continuously Callable @100	2,000	1,796
Series A, 5.00%, 6/15/52, Continuously Callable @100	1,250	1,291
Halifax Hospital Medical Center Revenue, 5.00%, 6/1/46, Pre-refunded 6/1/25 @ 100	1,000	1,087
Lee County IDA Revenue, 5.50%, 10/1/47, Pre-refunded 10/1/22 @ 102	645	667
Lee County Industrial Development Authority Florida Revenue, Series A, 5.25%, 10/1/52, Continuously Callable @103	850	844
Lee Memorial Health System Revenue, Series A-1, 5.00%, 4/1/44, Continuously Callable @100	1,450	1,575

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Miami Beach Health Facilities Authority Revenue, 4.00%, 11/15/51, Continuously Callable @100	$500	$466
Miami-Dade County Health Facilities Authority Revenue, Series A, 4.00%, 8/1/51, Continuously Callable @100	1,000	986
Palm Beach County Educational Facilities Authority Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,000	962
Sarasota County Health Facilities Authority Revenue, 5.00%, 5/15/38, Continuously Callable @103	700	741
Seminole County IDA Revenue, 4.00%, 6/15/51, Continuously Callable @100 (h)	830	724
Southeast Overtown Park West Community Redevelopment Agency Tax Allocation, Series A-1, 5.00%, 3/1/30, Continuously Callable @100 (h)	1,000	1,042
Volusia County Educational Facility Authority Revenue, Series B, 5.00%, 10/15/45, Pre-refunded 4/15/25 @ 100	1,000	1,083
		22,471
Georgia (1.8%):
Cobb County Kennestone Hospital Authority Revenue, 4.00%, 4/1/52, Continuously Callable @100	3,875	3,882
Crisp County Hospital Authority Revenue, 4.00%, 7/1/51, Continuously Callable @100	575	566
Gainesville & Hall County Hospital Authority Revenue, 4.00%, 2/15/45, Continuously Callable @100	2,000	1,969
Glynn-Brunswick Memorial Hospital Authority Revenue, 5.00%, 8/1/47, Continuously Callable @100	1,000	1,040
Milledgeville & Baldwin County Development Authority Revenue, 4.00%, 6/15/37, Continuously Callable @100	1,300	1,373
Municipal Electric Authority of Georgia Revenue, 4.00%, 1/1/51, Continuously Callable @100	425	418
Private Colleges & Universities Authority Revenue 4.00%, 6/1/45, Continuously Callable @100	750	740
4.00%, 10/1/50, Continuously Callable @100	1,250	1,223
The Burke County Development Authority Revenue, 0.77%, 11/1/48, Continuously Callable @100 (g)	900	900
The Development Authority of Monroe County Revenue, 0.77%, 11/1/48, Continuously Callable @100 (g)	2,065	2,065
		14,176
Guam (0.2%):
Antonio B Won Pat International Airport Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.50%, 10/1/33, Pre-refunded 10/1/23 @ 100	750	790
Guam Government Waterworks Authority Revenue, 5.50%, 7/1/43, Pre-refunded 7/1/23 @ 100	1,000	1,045
		1,835
Illinois (5.3%):
Bureau County Township High School District No. 502, GO (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 12/1/37, Pre-refunded 12/1/27 @ 100	1,000	1,144
Chicago Board of Education, GO, Series A, 5.00%, 12/1/47, Continuously Callable @100	3,200	3,262
Chicago Midway International Airport Revenue, Series B, 5.00%, 1/1/41, Continuously Callable @100	1,000	1,055

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Chicago O'Hare International Airport Revenue, Series C, 5.00%, 1/1/41, Continuously Callable @100	$1,000	$1,061
Chicago O'Hare International Airport Revenue (INS — Assured Guaranty Municipal Corp.), 5.25%, 1/1/33, Continuously Callable @100	1,000	1,015
Chicago Park District, GO, Series C, 4.00%, 1/1/42, Continuously Callable @100	1,250	1,251
Chicago Transit Authority Sales Tax Receipts Fund Revenue Series A, 5.00%, 12/1/52, Continuously Callable @100	685	762
Series A, 4.00%, 12/1/55, Continuously Callable @100	2,000	1,938
City of Chicago Wastewater Transmission Revenue 5.00%, 1/1/44, Continuously Callable @100	1,000	1,025
Series A, 5.00%, 1/1/47, Continuously Callable @100	1,000	1,057
City of Chicago Waterworks Revenue, 5.00%, 11/1/44, Continuously Callable @100	1,000	1,033
City of Galesburg Revenue, Series A, 4.00%, 10/1/46, Continuously Callable @100	1,000	976
Cook County Community College District No. 508, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/47, Continuously Callable @100	1,000	1,056
County of Cook Sales Tax Revenue, 5.00%, 11/15/38, Continuously Callable @100	1,000	1,091
Illinois Educational Facilities Authority Revenue, 4.00%, 11/1/36, Continuously Callable @102	1,000	1,019
Illinois Finance Authority, 4.00%, 10/15/44, Continuously Callable @103	2,000	1,775
Illinois Finance Authority Revenue 3.90%, 3/1/30, Continuously Callable @100	1,000	1,020
5.00%, 5/15/37, Continuously Callable @100	1,000	1,053
5.00%, 5/15/40, Continuously Callable @100	1,275	1,308
5.00%, 8/15/44, Continuously Callable @100	1,000	1,042
5.00%, 10/1/44, Continuously Callable @100	1,000	1,118
5.00%, 5/15/45, Continuously Callable @100	1,000	1,006
Series A, 4.00%, 10/1/40, Continuously Callable @100	1,000	1,005
Series A, 4.00%, 8/1/51, Continuously Callable @100	1,000	921
Series C, 4.00%, 2/15/41, Continuously Callable @100	955	965
Series C, 4.00%, 2/15/41, Pre-refunded 2/15/27 @ 100	45	49
Metropolitan Pier & Exposition Authority Revenue, 4.00%, 6/15/50, Continuously Callable @100	2,500	2,419
Northern Illinois Municipal Power Agency Revenue, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,009
Northern Illinois University Revenue 4.00%, 10/1/37, Continuously Callable @100	550	567
4.00%, 10/1/39, Continuously Callable @100	425	435
Northern Illinois University Revenue (INS — Build America Mutual Assurance Co.), Series B, 4.00%, 4/1/40, Continuously Callable @100	600	607
Sangamon County Water Reclamation District, GO Series A, 4.00%, 1/1/49, Continuously Callable @100	1,000	1,002
Series A, 5.75%, 1/1/53, Continuously Callable @100	1,235	1,310
State of Illinois, GO 5.50%, 5/1/39, Continuously Callable @100	225	247
Series A, 5.00%, 3/1/46, Continuously Callable @100	1,000	1,048
Series B, 4.00%, 10/1/32, Continuously Callable @100	2,300	2,281
		40,932

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana (0.6%):
Evansville Redevelopment Authority Revenue (INS — Build America Mutual Assurance Co.), 4.00%, 2/1/39, Continuously Callable @100	$1,000	$1,016
Indiana Finance Authority Revenue 5.00%, 2/1/40, Continuously Callable @100	1,000	1,020
5.00%, 10/1/44, Pre-refunded 10/1/23 @ 100	1,000	1,040
Richmond Hospital Authority Revenue, 5.00%, 1/1/39, Continuously Callable @100	1,500	1,556
		4,632
Iowa (0.1%):
Iowa Tobacco Settlement Authority Revenue, Series A-2, 4.00%, 6/1/49, Continuously Callable @100	1,000	974
Kansas (1.3%):
City of Coffeyville Electric System Revenue (INS — National Public Finance Guarantee Corp.), Series B, 5.00%, 6/1/42, Pre-refunded 6/1/25 @ 100 (h)	1,000	1,087
City of Lawrence Revenue 5.00%, 7/1/43, Continuously Callable @100	1,500	1,622
Series A, 4.00%, 7/1/36, Continuously Callable @100	1,500	1,523
City of Manhattan Revenue, Series A, 4.00%, 6/1/46, Continuously Callable @103	1,000	858
City of Wichita Revenue, 4.63%, 9/1/33, Continuously Callable @100	1,000	997
Wyandotte County Kansas City Unified Government Revenue, 5.75%, 3/1/41, Continuously Callable @103 (h)	2,000	2,018
Wyandotte County-Kansas City Unified Government Utility System Revenue Series A, 5.00%, 9/1/44, Continuously Callable @100	1,250	1,290
Series A, 5.00%, 9/1/45, Continuously Callable @100	1,000	1,045
		10,440
Kentucky (0.7%):
City of Ashland Revenue, 5.00%, 2/1/40, Continuously Callable @100	1,000	1,046
City of Hazard Revenue, 4.00%, 7/1/51, Continuously Callable @100	1,000	968
Kentucky Bond Development Corp. Revenue, 4.00%, 6/1/46, Continuously Callable @100	750	732
Kentucky Economic Development Finance Authority Revenue, 5.00%, 5/15/46, Continuously Callable @100	1,000	836
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 12/1/45, Continuously Callable @100	1,000	1,113
Louisville Jefferson County Metropolitan Government Revenue, 5.00%, 5/15/52, Continuously Callable @100	1,000	1,075
		5,770
Louisiana (2.2%):
City of Shreveport Water & Sewer Revenue 5.00%, 12/1/40, Continuously Callable @100	1,000	1,059
Series B, 4.00%, 12/1/44, Continuously Callable @100	500	514
City of Shreveport Water & Sewer Revenue (INS — Build America Mutual Assurance Co.), Series C, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,053
Jefferson Sales Tax District Revenue, Series B, 4.00%, 12/1/42, Continuously Callable @100	1,500	1,506

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/39, Continuously Callable @100	$1,000	$1,082
5.00%, 10/1/43, Continuously Callable @100	1,000	1,084
4.00%, 10/1/46, Continuously Callable @100	1,000	1,009
Louisiana Public Facilities Authority Revenue 5.00%, 11/1/45, Pre-refunded 11/1/25 @ 100	1,000	1,097
4.00%, 10/1/51, Continuously Callable @100	1,175	1,109
5.00%, 7/1/52, Continuously Callable @100	1,000	1,056
4.00%, 1/1/56, Continuously Callable @100	1,000	958
Louisiana Public Facilities Authority Revenue (INS — Build America Mutual Assurance Co.), 5.25%, 6/1/51, Pre-refunded 6/1/25 @ 100	1,000	1,093
Parish of East Baton Rouge Capital Improvements District Revenue, 4.00%, 8/1/44, Continuously Callable @100	1,400	1,461
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, 5.00%, 5/1/45, Continuously Callable @100	1,500	1,629
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 5/15/35, Continuously Callable @100	1,000	1,022
		16,732
Maine (0.3%):
Maine Health & Higher Educational Facilities Authority Revenue Series A, 4.00%, 7/1/46, Continuously Callable @100	1,000	915
Series A, 4.00%, 7/1/50, Continuously Callable @100	1,175	1,147
		2,062
Maryland (0.4%):
City of Gaithersburg Maryland Revenue, 5.13%, 1/1/42, Continuously Callable @103	865	889
Maryland Health & Higher Educational Facilities Authority Revenue 4.00%, 7/1/45, Continuously Callable @100	1,100	1,072
Series B, 4.00%, 1/1/51, Continuously Callable @100	1,000	974
		2,935
Massachusetts (2.0%):
Massachusetts Development Finance Agency Revenue 5.00%, 4/15/40, Continuously Callable @100	1,000	1,015
5.25%, 11/15/41, Pre-refunded 11/15/23 @ 100	1,000	1,051
5.00%, 7/1/46, Continuously Callable @100	1,000	1,033
4.00%, 9/1/48, Continuously Callable @100	1,380	1,321
1.31% (MUNIPSA+60bps), 7/1/49, Continuously Callable @100 (h) (k)	1,250	1,244
4.00%, 7/1/51, Continuously Callable @100	1,500	1,336
5.00%, 10/1/57, Continuously Callable @105 (h)	1,000	1,057
Series A, 5.00%, 6/1/39, Pre-refunded 6/1/29 @ 100	1,000	1,096
Series A, 5.50%, 7/1/44, Continuously Callable @100	500	459
Series A, 5.00%, 7/1/44, Continuously Callable @100	1,600	1,718
Series B, 4.00%, 6/1/50, Continuously Callable @100	1,000	936
Series B, 4.00%, 7/1/50, Continuously Callable @100	850	806
Series D, 5.00%, 7/1/44, Continuously Callable @100	1,000	1,042
Series F, 5.75%, 7/15/43, Continuously Callable @100	1,000	1,008
		15,122

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Michigan (1.6%):
City of Wyandotte Electric System Revenue (INS — Build America Mutual Assurance Co.), Series A, 5.00%, 10/1/44, Continuously Callable @100	$1,000	$1,055
Detroit Downtown Development Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/43, Continuously Callable @100	1,750	1,817
Jackson Public Schools, GO (NBGA — Michigan School Bond Qualification & Loan Program), 5.00%, 5/1/42, Continuously Callable @100	1,000	1,089
Karegnondi Water Authority Revenue, 5.00%, 11/1/41, Continuously Callable @100	1,000	1,113
Kentwood Economic Development Corp. Revenue, 4.00%, 11/15/45, Continuously Callable @103	500	439
Lincoln Consolidated School District, GO (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 5/1/40, Continuously Callable @100	1,250	1,344
Livonia Public Schools, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 5/1/45, Continuously Callable @100	1,000	1,050
Michigan Finance Authority Revenue 4.00%, 2/1/42, Continuously Callable @100	745	698
4.00%, 9/1/45, Continuously Callable @100	1,000	989
4.00%, 12/1/51, Continuously Callable @100	1,665	1,539
Wayne County Airport Authority Revenue, 5.00%, 12/1/44, Continuously Callable @100	1,000	1,031
		12,164
Minnesota (0.3%):
Housing & Redevelopment Authority Revenue 5.00%, 11/15/44, Pre-refunded 11/15/25 @ 100	1,000	1,093
5.00%, 11/15/47, Continuously Callable @100	1,000	1,051
		2,144
Missouri (0.9%):
Cape Girardeau County IDA Revenue, 4.00%, 3/1/46, Continuously Callable @100	750	723
Health & Educational Facilities Authority of the State of Missouri Revenue 4.00%, 2/1/48, Continuously Callable @100	1,500	1,337
4.00%, 2/15/51, Continuously Callable @100	480	433
Health & Educational Facilities Authority Revenue 5.00%, 8/1/45, Continuously Callable @100	1,270	1,295
4.00%, 2/15/49, Continuously Callable @100	250	250
Missouri Development Finance Board Revenue, 4.00%, 3/1/51, Continuously Callable @100	1,000	874
St. Louis Municipal Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.) 5.00%, 10/1/38, Continuously Callable @100	1,000	1,087
5.00%, 10/1/49, Continuously Callable @100	1,000	1,116
		7,115
Montana (0.1%):
Montana Facility Finance Authority Revenue, Series A, 4.00%, 6/1/45, Continuously Callable @100	485	487
Nebraska (0.1%):
Douglas County Hospital Authority No. 3 Revenue, 5.00%, 11/1/48, Continuously Callable @100	1,000	1,043

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Nevada (0.5%):
City of Carson City Revenue, 5.00%, 9/1/42, Continuously Callable @100	$1,000	$1,048
Las Vegas Convention & Visitors Authority Revenue, Series C, 4.00%, 7/1/41, Continuously Callable @100	1,555	1,590
Las Vegas Redevelopment Agency Tax Allocation, 5.00%, 6/15/45, Continuously Callable @100	1,500	1,582
		4,220
New Hampshire (0.2%):
New Hampshire Business Finance Authority Revenue, 4.00%, 1/1/51, Continuously Callable @103	2,000	1,811
New Jersey (2.7%):
Essex County Improvement Authority Revenue, 4.00%, 6/15/51, Continuously Callable @100	1,100	972
New Jersey Economic Development Authority Revenue 5.00%, 6/15/42, Continuously Callable @100	2,000	2,094
5.00%, 6/15/43, Continuously Callable @100	1,000	1,066
Series A, 4.00%, 7/1/34, Continuously Callable @100	1,000	1,002
Series A, 5.00%, 6/15/47, Continuously Callable @100	1,000	1,050
Series B, 5.00%, 6/15/43, Continuously Callable @100	1,000	1,060
New Jersey Economic Development Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 6/1/37, Continuously Callable @100	500	542
New Jersey Educational Facilities Authority Revenue, Series B, 5.00%, 9/1/36, Continuously Callable @100	1,000	1,048
New Jersey Educational Facilities Authority Revenue (INS — Assured Guaranty Municipal Corp.), Series C, 4.00%, 7/1/50, Continuously Callable @100	1,000	1,022
New Jersey Health Care Facilities Financing Authority Revenue, 5.00%, 10/1/37, Continuously Callable @100	1,000	1,062
New Jersey Transportation Trust Fund Authority Revenue Series A, 5.00%, 12/15/35, Continuously Callable @100	1,000	1,071
Series AA, 5.00%, 6/15/44, Continuously Callable @100	1,000	1,020
Series AA, 4.00%, 6/15/50, Continuously Callable @100	1,000	972
Series BB, 4.00%, 6/15/50, Continuously Callable @100	1,000	963
New Jersey Turnpike Authority Revenue, Series A, 4.00%, 1/1/51, Continuously Callable @100	1,000	1,025
South Jersey Transportation Authority LLC Revenue, Series A, 5.00%, 11/1/39, Continuously Callable @100	1,250	1,285
South Jersey Transportation Authority Revenue, Series A, 4.00%, 11/1/50, Continuously Callable @100	2,250	2,105
The Atlantic County Improvement Authority Revenue, 4.00%, 7/1/53, Continuously Callable @100	750	745
Tobacco Settlement Financing Corp. Revenue, Series A, 5.25%, 6/1/46, Continuously Callable @100	500	537
		20,641
New Mexico (0.2%):
New Mexico Hospital Equipment Loan Council Revenue, Series LA, 5.00%, 7/1/49, Continuously Callable @102	1,500	1,462
New York (1.7%):
Genesee County Funding Corp. The Revenue, Series A, 5.25%, 12/1/52, Continuously Callable @100	500	535

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Metropolitan Transportation Authority Revenue, Series C, 5.00%, 11/15/42, Continuously Callable @100	$1,000	$1,013
New York Liberty Development Corp. Revenue 5.25%, 10/1/35	630	745
5.50%, 10/1/37	1,500	1,826
2.80%, 9/15/69, Continuously Callable @100	1,000	934
New York State Dormitory Authority Revenue 4.00%, 2/15/47, Continuously Callable @100	2,000	2,050
4.00%, 3/15/49, Continuously Callable @100	750	774
5.00%, 7/1/57, Continuously Callable @100	1,000	1,017
Series A, 4.00%, 9/1/50, Continuously Callable @100	2,000	1,828
Series A, 4.00%, 7/1/52, Continuously Callable @100	1,000	942
New York State Dormitory Authority Revenue (INS — AMBAC Assurance Corp.), Series 1, 5.50%, 7/1/40	1,205	1,497
		13,161
North Carolina (0.3%):
North Carolina Medical Care Commission Revenue 5.00%, 10/1/35, Continuously Callable @100	1,000	1,042
5.00%, 1/1/49, Continuously Callable @104	1,500	1,587
		2,629
North Dakota (0.6%):
City of Grand Forks Revenue, 4.00%, 12/1/51, Continuously Callable @100	2,450	2,303
County of Ward Revenue, Series C, 5.00%, 6/1/43, Continuously Callable @100	1,000	1,043
University of North Dakota Certificate of Participation, Series A, 4.00%, 6/1/51, Continuously Callable @100	1,000	977
		4,323
Ohio (0.7%):
County of Warren Revenue, Series A, 4.00%, 7/1/45, Continuously Callable @100	735	742
Ohio Higher Educational Facility Commission Revenue 4.00%, 12/1/46, Continuously Callable @100	750	753
5.25%, 1/1/52, Continuously Callable @100	1,000	1,073
4.00%, 10/1/52, Continuously Callable @100	2,000	1,884
Southeastern Ohio Port Authority Revenue, 5.00%, 12/1/43, Continuously Callable @100	750	755
		5,207
Oklahoma (0.4%):
Oklahoma Development Finance Authority Revenue, Series B, 5.50%, 8/15/57, Continuously Callable @100	1,000	1,021
Oklahoma Municipal Power Authority Revenue, Series A, 4.00%, 1/1/47, Continuously Callable @100	1,000	1,010
Pontotoc County Educational Facilities Authority Revenue, 4.00%, 9/1/40, Continuously Callable @100	500	504
Tulsa County Industrial Authority Revenue, 5.25%, 11/15/37, Continuously Callable @102	750	788
		3,323

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Oregon (0.5%):
Medford Hospital Facilities Authority Revenue, Series A, 4.00%, 8/15/50, Continuously Callable @100	$1,000	$1,005
Oregon State Facilities Authority Revenue, Series A, 4.00%, 10/1/51, Continuously Callable @100	1,000	977
Salem Hospital Facility Authority Revenue 4.00%, 5/15/47, Continuously Callable @103	1,000	912
5.00%, 5/15/53, Continuously Callable @102	1,250	1,294
		4,188
Pennsylvania (6.0%):
Adams County General Authority Revenue, 4.00%, 8/15/45, Continuously Callable @100	1,455	1,435
Allegheny County Hospital Development Authority Revenue 4.00%, 7/15/39, Continuously Callable @100	1,185	1,218
5.00%, 4/1/47, Continuously Callable @100	1,000	1,067
Altoona Area School District, GO (INS — Build America Mutual Assurance Co.), 5.00%, 12/1/48, Pre-refunded 12/1/25 @ 100	1,000	1,099
Berks County IDA Revenue 5.00%, 5/15/43, Continuously Callable @102	350	366
5.00%, 11/1/50, Continuously Callable @100	1,500	1,392
Bucks County IDA Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,000	953
Butler County Hospital Authority Revenue, 5.00%, 7/1/39, Continuously Callable @100	1,125	1,168
Canon Mcmillan School District, GO, 4.00%, 6/1/48, Continuously Callable @100	1,500	1,516
Central Bradford Progress Authority Revenue, Series B, 4.00%, 12/1/51, Continuously Callable @100	2,000	1,957
Chester County IDA Revenue, 5.00%, 10/1/44, Continuously Callable @100	1,000	1,010
City of Erie Higher Education Building Authority Revenue, 5.00%, 5/1/47, Continuously Callable @100	1,050	1,135
Commonwealth Financing Authority Revenue, 5.00%, 6/1/35, Continuously Callable @100	1,000	1,086
Commonwealth of Pennsylvania Certificate of Participation, Series A, 5.00%, 7/1/43, Continuously Callable @100	1,000	1,067
County of Lehigh Revenue, 4.00%, 7/1/49, Continuously Callable @100	1,000	997
Indiana County Hospital Authority Revenue, Series A, 6.00%, 6/1/39, Continuously Callable @100	1,625	1,650
Lancaster County Hospital Authority Revenue, 5.00%, 11/1/35, Continuously Callable @100	1,000	1,044
Lancaster IDA Revenue, 4.00%, 7/1/51, Continuously Callable @103	500	436
Latrobe IDA Revenue, 4.00%, 3/1/51, Continuously Callable @100	800	692
Montgomery County Higher Education And Health Authority Revenue, Series B, 4.00%, 5/1/52, Continuously Callable @100	3,000	2,899
Montgomery County IDA Revenue 5.25%, 1/15/45, Pre-refunded 1/15/25 @ 100	1,000	1,080
4.00%, 10/1/46, Continuously Callable @100	625	561
4.00%, 10/1/51, Continuously Callable @100	825	721
Series C, 4.00%, 11/15/43, Continuously Callable @103	600	594
Northampton County General Purpose Authority Revenue 4.00%, 8/15/40, Continuously Callable @100	1,000	983
5.00%, 8/15/43, Continuously Callable @100	1,000	1,065

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pennsylvania Economic Development Financing Authority Revenue 4.00%, 7/1/46, Continuously Callable @103	$1,000	$1,000
Series A, 4.00%, 10/15/51, Continuously Callable @100	1,000	993
Pennsylvania Higher Educational Facilities Authority Revenue, Series A, 4.00%, 7/15/46, Continuously Callable @100	1,575	1,500
Pennsylvania Turnpike Commission Revenue 4.00%, 12/1/51, Continuously Callable @100	1,000	996
Series A-1, 5.00%, 12/1/46, Continuously Callable @100	1,000	1,039
Series A-1, 5.00%, 12/1/47, Continuously Callable @100	1,000	1,072
Series B, 5.00%, 12/1/39, Continuously Callable @100	1,000	1,090
Series B, 5.25%, 12/1/44, Continuously Callable @100	1,000	1,037
Series B, 4.00%, 12/1/51, Continuously Callable @100	1,000	994
Philadelphia IDA Revenue, 5.00%, 8/1/50, Continuously Callable @100	1,050	1,074
Reading School District, GO (INS — Assured Guaranty Municipal Corp.), 5.00%, 3/1/38, Continuously Callable @100	1,500	1,624
School District of Philadelphia, GO, Series F, 5.00%, 9/1/37, Continuously Callable @100	1,000	1,076
The Philadelphia School District, GO, Series A, 5.00%, 9/1/38, Continuously Callable @100	1,000	1,100
The School District of Philadelphia, GO, Series A, 4.00%, 9/1/46, Continuously Callable @100	1,000	1,020
Wilkes-Barre Area School District, GO (INS — Build America Mutual Assurance Co.), 4.00%, 4/15/49, Continuously Callable @100	1,500	1,506
		46,312
Rhode Island (0.1%):
Rhode Island Housing & Mortgage Finance Corp. Revenue, Series 15-A, 6.85%, 10/1/24, Continuously Callable @100	40	40
Rhode Island Turnpike & Bridge Authority Revenue, Series A, 5.00%, 10/1/40, Continuously Callable @100	1,000	1,063
		1,103
South Carolina (1.0%):
Patriots Energy Group Revenue Series A, 4.00%, 6/1/46, Continuously Callable @100	500	502
Series A, 4.00%, 6/1/51, Continuously Callable @100	600	600
South Carolina Jobs-Economic Development Authority Revenue 5.00%, 11/15/47, Continuously Callable @103	1,000	1,067
4.00%, 4/1/49, Continuously Callable @103	620	535
4.00%, 4/1/52, Continuously Callable @100	2,500	2,538
South Carolina Public Service Authority Revenue, Series A, 4.00%, 12/1/55, Continuously Callable @100	2,500	2,439
		7,681
Tennessee (0.8%):
Greeneville Health & Educational Facilities Board Revenue, 5.00%, 7/1/37, Continuously Callable @100	1,500	1,622
Metropolitan Government Nashville & Davidson Country Health & Educational Facilities Board Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,000	858
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue
5.00%, 10/1/45, Continuously Callable @100	1,000	1,052

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 7/1/46, Continuously Callable @100	$1,000	$1,039
5.00%, 10/1/48, Continuously Callable @100	500	517
The Metropolitan Nashville Airport Authority Revenue, Series A, 4.00%, 7/1/49, Continuously Callable @100	1,000	998
		6,086
Texas (7.0%):
Arlington Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund), 4.00%, 8/15/44, Continuously Callable @100	2,165	2,184
Bexar County Health Facilities Development Corp. Revenue, 5.00%, 7/15/37, Continuously Callable @105	1,000	1,018
Central Texas Regional Mobility Authority Revenue 4.00%, 1/1/41, Continuously Callable @100	1,000	996
Series A, 5.00%, 1/1/45, Pre-refunded 7/1/25 @ 100	1,000	1,088
Central Texas Turnpike System Revenue, Series C, 5.00%, 8/15/42, Continuously Callable @100	1,000	1,027
City of Arlington Special Tax (INS — Assured Guaranty Municipal Corp.), Series A, 5.00%, 2/15/48, Continuously Callable @100	1,000	1,071
City of Arlington Tax Allocation, 4.00%, 8/15/50, Continuously Callable @100	1,700	1,530
City of Garland Texas Electric Utility System Revenue, Series A, 4.00%, 3/1/51, Continuously Callable @100	1,000	975
City of Houston Hotel Occupancy Tax & Special Revenue 5.00%, 9/1/39, Continuously Callable @100	1,000	1,045
5.00%, 9/1/40, Continuously Callable @100	1,000	1,043
City of Irving Texas Revenue, 5.00%, 8/15/43, Continuously Callable @100	1,000	1,086
City of Laredo Waterworks & Sewer System Revenue, 4.00%, 3/1/41, Continuously Callable @100	1,000	1,019
City of Lewisville Special Assessment (INS — ACA Financial Guaranty Corp.), 5.80%, 9/1/25 (j)	2,895	3,089
Clifton Higher Education Finance Corp. Revenue (NBGA — Texas Permanent School Fund) 5.00%, 8/15/39, Continuously Callable @100	1,000	1,046
4.00%, 8/15/44, Continuously Callable @100	1,000	1,031
County of Bexar Revenue, 4.00%, 8/15/44, Continuously Callable @100	1,500	1,519
Everman Independent School District, GO (NBGA — Texas Permanent School Fund), 4.00%, 2/15/50, Continuously Callable @100	1,500	1,542
Greater Texas Cultural Education Facilities Finance Corp. Revenue, 4.00%, 3/1/50, Continuously Callable @100	2,000	2,012
Harris County Cultural Education Facilities Finance Corp. Revenue, 5.00%, 6/1/38, Continuously Callable @100	1,000	1,012
Harris County Hospital District Revenue, 4.00%, 2/15/42, Continuously Callable @100	1,000	1,021
Hidalgo County Regional Mobility Authority Revenue Series A, 4.00%, 12/1/41, Continuously Callable @100	735	697
Series B, 4.00%, 12/1/41, Continuously Callable @100	700	663
Houston Higher Education Finance Corp. Revenue, 4.00%, 10/1/51, Continuously Callable @100	1,100	1,052
Karnes County Hospital District Revenue, 5.00%, 2/1/44, Continuously Callable @100	1,000	1,031
Martin County Hospital District, GO, 4.00%, 4/1/36, Continuously Callable @100	350	359

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Matagorda County Navigation District No. 1 Revenue, 4.00%, 6/1/30, Continuously Callable @100	$1,000	$1,007
Mesquite Health Facilities Development Corp. Revenue, 2/15/35, Continuously Callable @100 (l) (m)	1,000	793
New Hope Cultural Education Facilities Finance Corp. Revenue 2.25%, 7/1/47 (l)	1,000	894
Series A, 5.00%, 4/1/47, Pre-refunded 4/1/25 @ 100	1,600	1,731
New Hope Cultural Education Facilities Finance Corp. Revenue (INS — Assured Guaranty Municipal Corp.), Series A1, 5.00%, 7/1/38, Continuously Callable @100	225	241
North Texas Tollway Authority Revenue Series B, 5.00%, 1/1/31, Continuously Callable @100	1,500	1,564
Series B, 5.00%, 1/1/45, Continuously Callable @100	1,000	1,040
Port of Port Arthur Navigation District Revenue 0.84%, 4/1/40, Continuously Callable @100 (g)	2,415	2,415
Series B, 0.84%, 4/1/40, Continuously Callable @100 (g)	2,000	2,000
Series C, 0.86%, 4/1/40, Continuously Callable @100 (g)	4,700	4,700
Princeton Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/43, Continuously Callable @100	1,000	1,103
Prosper Independent School District, GO (NBGA — Texas Permanent School Fund), 5.00%, 2/15/48, Continuously Callable @100	1,000	1,099
San Antonio Education Facilities Corp. Revenue, 4.00%, 4/1/54, Continuously Callable @100	1,000	948
Tarrant County Cultural Education Facilities Finance Corp. Revenue 5.00%, 11/15/46, Continuously Callable @100	1,000	1,078
Series A, 11/15/45 (l) (m)	1,000	400
Series B, 11/15/36 (l) (m)	1,000	400
Series B, 5.00%, 7/1/48, Continuously Callable @100	1,500	1,601
Waco Educational Finance Corp. Revenue, 4.00%, 3/1/51, Continuously Callable @100	1,000	970
		54,140
Utah (0.5%):
Military Installation Development Authority Revenue, Series A-1, 4.00%, 6/1/41, Continuously Callable @103	500	414
Utah Charter School Finance Authority Revenue Series A, 4.00%, 10/15/46, Continuously Callable @100	860	860
Series A, 4.00%, 4/15/52, Continuously Callable @100	3,000	2,979
		4,253
Vermont (0.1%):
Vermont Economic Development Authority Revenue, 4.00%, 5/1/45, Continuously Callable @103	1,000	835
Virginia (0.1%):
Alexandria IDA Revenue, 5.00%, 10/1/45, Pre-refunded 10/1/25 @ 100	1,000	1,095
Washington (0.7%):
King County Public Hospital District No 2, GO, Series A, 4.00%, 12/1/41, Continuously Callable @100	1,000	1,021
Washington Health Care Facilities Authority Revenue 4.00%, 7/1/42, Continuously Callable @100	1,000	1,002
5.00%, 1/1/47, Pre-refunded 1/1/27 @ 100	1,000	1,122

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington Higher Education Facilities Authority Revenue, 4.00%, 5/1/45, Continuously Callable @100	$1,100	$1,110
Washington State Housing Finance Commission Revenue 5.00%, 1/1/38, Continuously Callable @102 (h)	1,000	1,071
Series A-1, 3.50%, 12/20/35	296	275
		5,601
West Virginia (0.2%):
West Virginia Hospital Finance Authority Revenue, 4.00%, 1/1/38, Continuously Callable @100	1,500	1,452
Wisconsin (2.1%):
Public Finance Authority Revenue 5.00%, 7/1/38, Continuously Callable @100	1,000	1,090
5.00%, 1/1/42, Continuously Callable @103 (h)	600	600
4.00%, 1/1/45, Continuously Callable @100	1,440	1,433
4.00%, 1/1/47, Continuously Callable @103	1,000	1,003
4.00%, 2/1/51, Continuously Callable @100	1,000	952
Series A, 5.25%, 3/1/47, Continuously Callable @100	2,000	2,080
Series A, 4.00%, 10/1/47, Continuously Callable @100	1,000	983
Series A, 5.25%, 10/1/48, Continuously Callable @100	1,500	1,602
Series A, 4.00%, 10/1/49, Continuously Callable @100	1,500	1,477
Series A, 4.00%, 7/1/51, Continuously Callable @100	880	747
Public Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 5.00%, 7/1/44, Continuously Callable @100	600	661
Wisconsin Health & Educational Facilities Authority Revenue 5.25%, 4/15/35, Pre-refunded 4/15/23 @ 100	1,000	1,033
5.00%, 9/15/45, Pre-refunded 9/15/23 @ 100	1,000	1,041
4.00%, 1/1/47, Continuously Callable @103	600	498
4.00%, 1/1/57, Continuously Callable @103	1,000	808
		16,008
Total Municipal Bonds (Cost $444,262)		420,750
U.S. Treasury Obligations (0.1%)
U.S. Treasury Bills, 0.85%, 6/30/22 (n)	700	700
Total U.S. Treasury Obligations (Cost $700)		700
Total Investments (Cost $550,867) — 98.0%		758,468
Other assets in excess of liabilities — 2.0%		15,509
NET ASSETS — 100.00%		$773,977

(a)  Non-income producing security.

(b)  Rounds to less than $1 thousand.

(c)  Northern Trust Corp. is the parent of Northern Trust Investments Inc., which is the sub adviser of the Fund.

(d)  The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At May 31, 2022, the Fund held unfunded or partially unfunded loan commitments of $196 thousands, which are held at par.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2022, illiquid securities were less than 0.05% of the Fund's net assets.

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of May 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(h)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $11,083 thousands and amounted to 1.4% of net assets.

(i)  Zero-coupon bond.

(j)  All or a portion of this security has been segregated as collateral for derivative instruments, delayed delivered, and/or when-issued securities.

(k)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(l)  Currently the issuer is in default with respect to interest and/or principal payments.

(m)  Issuer filed for bankruptcy.

(n)  Rate represents the effective yield at May 31, 2022.

AMBAC — American Municipal Bond Assurance Corporation

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

DIP — Debtor-In-Possession

GO — General Obligation

IDA — Industrial Development Authority

LLC — Limited Liability Company

MUNIPSA — Municipal Swap Index

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust USAA Growth and Tax Strategy Fund	Schedule of Portfolio Investments — continued May 31, 2022
Futures Contracts Purchased
(Amounts not in thousands)
	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Futures	25	6/20/22	$4,961,444	$5,164,062	$202,618
Total unrealized appreciation					$202,618
Total unrealized depreciation					—
Total net unrealized appreciation (depreciation)					$202,618

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth and Tax Strategy Fund
Assets:
Investments, at value (Cost $550,867)	$758,468
Cash	10,610
Receivables:
Interest and dividends	5,963
Capital shares issued	408
Investments sold	1,513
Variation margin on open futures contracts	4
Prepaid expenses	46
Total Assets	777,012
Liabilities:
Payables:
Investments purchased	2,221
Capital shares redeemed	369
Variation margin on open futures contracts	37
Accrued expenses and other payables:
Investment advisory fees	195
Administration fees	94
Custodian fees	7
Transfer agent fees	61
Compliance fees	—	(a)
Trustees' fees	—	(a)
12b-1 fees	3
Other accrued expenses	48
Total Liabilities	3,035
Net Assets:
Capital	567,859
Total accumulated earnings/(loss)	206,118
Net Assets	$773,977
Net Assets
Fund Shares	$694,234
Institutional Shares	64,446
Class A	9,754
Class C	5,543
Total	$773,977
Shares (unlimited number of shares authorized with no par value):
Fund Shares	29,337
Institutional Shares	2,725
Class A	413
Class C	236
Total	32,711
Net asset value, offering and redemption price per share: (b)
Fund Shares	$23.66
Institutional Shares	$23.65
Class A	$23.59
Class C (c)	$23.46
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$24.13

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Growth and Tax Strategy Fund
Investment Income:
Dividends	$5,204
Interest	12,977
Securities lending (net of fees)	— (a)
Foreign tax withholding	— (a)
Total Income	18,181
Expenses:
Investment advisory fees	2,655
Administration fees — Fund Shares	1,113
Administration fees — Institutional Shares	64
Administration fees — Class A	11
Administration fees — Class C	5
Sub-Administration fees	45
12b-1 fees — Class A	19
12b-1 fees — Class C	36
Custodian fees	43
Transfer agent fees — Fund Shares	417
Transfer agent fees — Institutional Shares	64
Transfer agent fees — Class A	7
Transfer agent fees — Class C	4
Trustees' fees	48
Compliance fees	6
Legal and audit fees	68
State registration and filing fees	73
Interfund lending fees	— (a)
Other expenses	122
Recoupment of prior expenses waived/reimbursed by Adviser	5
Total Expenses	4,805
Expenses waived/reimbursed by Adviser	(14)
Net Expenses	4,791
Net Investment Income (Loss)	13,390
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	6,825
Net realized gains (losses) from futures contracts	78
Net change in unrealized appreciation/depreciation on investment securities	(63,258)
Net change in unrealized appreciation/depreciation on futures contracts	87
Net realized/unrealized gains (losses) on investments	(56,268)
Change in net assets resulting from operations	$(42,878)

(a)  Rounds to less than $1 thousand.
See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth and Tax Strategy Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$13,390	$12,399
Net realized gains (losses)	6,903	6,824
Net change in unrealized appreciation/depreciation	(63,171)	116,209
Change in net assets resulting from operations	(42,878)	135,432
Distributions to Shareholders:
Fund Shares	(11,818)	(11,933)
Institutional Shares	(1,016)	(467)
Class A	(113)	(1)
Class C	(32)	(5)
Change in net assets resulting from distributions to shareholders	(12,979)	(12,406)
Change in net assets resulting from capital transactions	70,706	42,523
Change in net assets	14,849	165,549
Net Assets:
Beginning of period	759,128	593,579
End of period	$773,977	$759,128

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth and Tax Strategy Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$133,271	$128,688
Distributions reinvested	11,312	11,096
Cost of shares redeemed	(102,872)	(149,077)
Total Fund Shares	$41,711	$(9,293)
Institutional Shares
Proceeds from shares issued	$28,783	$56,777
Distributions reinvested	281	130
Cost of shares redeemed	(15,453)	(6,753)
Total Institutional Shares	$13,611	$50,154
Class A
Proceeds from shares issued	$19,318	$520
Distributions reinvested	42	1
Cost of shares redeemed	(8,755)	(22)
Total Class A	$10,605	$499
Class C
Proceeds from shares issued	$4,830	$1,181
Distributions reinvested	28	4
Cost of shares redeemed	(79)	(22)
Total Class C	$4,779	$1,163
Change in net assets resulting from capital transactions	$70,706	$42,523
Share Transactions:
Fund Shares
Issued	5,188	5,514
Reinvested	440	491
Redeemed	(4,081)	(6,530)
Total Fund Shares	1,547	(525)
Institutional Shares
Issued	1,128	2,477
Reinvested	11	6
Redeemed	(615)	(282)
Total Institutional Shares	524	2,201
Class A
Issued	753	22
Reinvested	2	— (a)
Redeemed	(363)	(1)
Total Class A	392	21
Class C
Issued	189	50
Reinvested	1	— (a)
Redeemed	(3)	(1)
Total Class C	187	49
Change in Shares	2,650	1,746

(a) Rounds to less than 1 thousand shares.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth and Tax Strategy Fund
Fund Shares
Year Ended May 31 2022	$25.25	0.42	(h)	(1.60)	(1.18)	(0.41)	—
2021	$20.96	0.43	(h)	4.29	4.72	(0.43)	—
2020	$20.18	0.47	(h)	0.77	1.24	(0.46)	—
2019	$19.77	0.47		0.47	0.94	(0.48)	(0.05)
2018	$18.76	0.44		1.01	1.45	(0.44)	—
Institutional Shares
Year Ended May 31, 2022	$25.24	0.42	(h)	(1.60)	(1.18)	(0.41)	—
June 29, 2020 (j) through May 31, 2021	$21.05	0.40	(h)	4.12	4.52	(0.33)	—
Class A
Year Ended May 31, 2022	$25.22	0.36	(h)	(1.62)	(1.26)	(0.37)	—
June 29, 2020 (j) through May 31, 2021	$21.05	0.31	(h)	4.16	4.47	(0.30)	—
Class C
Year Ended May 31, 2022	$25.12	0.17	(h)	(1.60)	(1.43)	(0.23)	—
June 29, 2020 (j) through May 31, 2021	$21.05	0.16	(h)	4.13	4.29	(0.22)	—

(a)  Not annualized for periods less than one year.

(b)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(c)  Annualized for periods less than one year.

(d)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, for Fund Shares, and June 29, 2020, for Institutional Shares, Class A, and Class C, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(e)  Does not include acquired fund fees and expenses, if any.

(f)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  Per share net investment income (loss) has been calculated using the average daily shares method.

(i)  Reflects an overall increase in purchases and sales of securities.

(j)  Commencement of operations.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)(b)	Net Expenses(c)(d)(e)(f)	Net Investment Income (Loss)(c)	Gross Expenses(c)(e)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(g)
USAA Growth and Tax Strategy Fund
Fund Shares
Year Ended May 31 2022	(0.41)	$23.66	(4.80)%	0.58%	1.64%	0.58%	$694,234	14%
2021	(0.43)	$25.25	22.79%	0.59%	1.86%	0.59%	$701,841	11%
2020	(0.46)	$20.96	6.25%	0.57%	2.25%	0.57%	$593,579	34	%(i)
2019	(0.53)	$20.18	4.83%	0.60%	2.44%	0.60%	$526,320	7%
2018	(0.44)	$19.77	7.81%	0.68%	2.32%	0.68%	$459,682	10%
Institutional Shares
Year Ended May 31, 2022	(0.41)	$23.65	(4.79)%	0.57%	1.65%	0.57%	$64,446	14%
June 29, 2020 (j) through May 31, 2021	(0.33)	$25.24	21.62%	0.56%	1.80%	0.59%	$55,541	11%
Class A
Year Ended May 31, 2022	(0.37)	$23.59	(5.10)%	0.86%	1.42%	1.03%	$9,754	14%
June 29, 2020 (j) through May 31, 2021	(0.30)	$25.22	21.35%	0.86%	1.38%	13.45%	$525	11%
Class C
Year Ended May 31, 2022	(0.23)	$23.46	(5.78)%	1.61%	0.66%	1.67%	$5,543	14%
June 29, 2020 (j) through May 31, 2021	(0.22)	$25.12	20.47%	1.60%	0.70%	5.63%	$1,221	11%

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth and Tax Strategy Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class C. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETF's, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$336,473	$—	$—	$336,473
Corporate Bonds	—	300	245	545
Municipal Bonds	—	420,750	—	420,750
U.S. Treasury Obligations	—	700	—	700
Total	$336,473	$421,750	$245	$758,468
Other Financial Investments*
Assets:
Futures Contracts	203	—	—	203
Total	$203	$—	$—	$203

*  Futures contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Below-Investment-Grade Securities:

The Fund may invest in below-investment-grade securities (i.e., lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

Management has determined that no offsetting requirements exist as a result of their conclusion that the Fund is not subject to master netting agreements for futures contracts. During the year ended May 31, 2022, the Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of May 31, 2022 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure	$203

*  Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended May 31, 2022 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result of Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure	$78	$87

All open derivative positions at year end are reflected on the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

gains or losses on applicable securities, if any, are recorded as components of Interest income on the Statement of Operations.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of May 31, 2022, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$42,115	$46,150	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Custodian fees.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$199,383	$105,423

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.30% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Composite Index which is comprised of 51% of the Lipper General & Insured Municipal Bond Funds Index and 49% of the Lipper Large-Cap Core Funds Index.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Composite Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $203, $1, less than $1, and less than $(1) for Fund Shares, Institutional Shares, Class A, and Class C, in thousands, respectively. Performance adjustments were 0.03%, less than 0.01%, less than 0.01%, and less than (0.01)% for Fund Shares, Institutional Shares, Class A, and Class C, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into a Subadvisory Agreement with Northern Trust Investments, Inc. ("NTI") under which NTI directs the investment and reinvestment of the Fund's assets allocated to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Board and VCM. This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%. and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class C, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class C are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 1.00% of the average daily net assets of Class C and 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A and Class C. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received less than $4 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes,

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 0.61%, 0.57%, 0.86%, and 1.61% for Fund Shares, Institutional Shares, Class A, and Class C, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2024	Expires 2025	Total
$33	$14	$47

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Debt Securities Risk — The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

Credit Risk — The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities related below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for tax-exempt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the year ended May 31, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,418	2	0.76%	$1,794

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Tax-Exempt Income	Total Distributions Paid	Ordinary Income	Tax-Exempt Income	Total Distributions Paid
$3,675	$9,304	$12,979	$3,509	$8,897	$12,406

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,997	$2,997	$(4,358)	$207,479	$206,118

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, futures, defaulted bond accruals, and REITs/return of capital.

As of May 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$4,358	$4,358

During the tax year ended May 31, 2022, the Fund utilized $6,902 thousand of capital loss carryforwards.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$550,989	$235,325	$(27,846)	$207,479

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth and Tax Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth and Tax Strategy Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

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Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund	$1,000.00	$906.60	$1,022.04	$2.76	$2.92	0.58%
Institutional	1,000.00	907.00	1,021.99	2.81	2.97	0.59%
Class A	1,000.00	905.50	1,020.59	4.13	4.38	0.87%
Class C	1,000.00	902.30	1,016.85	7.68	8.15	1.62%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Tax Exempt Distributions
100%	100%	$9,304

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

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Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Growth & Tax Strategy Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Northern Trust Investments, Inc. (the "Subadviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement and Subadvisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended September 30, 2021, and was above the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2021, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23403-0722

MAY 31, 2022

Annual Report

USAA Emerging Markets Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	38
Supplemental Information (Unaudited)	39
Trustee and Officer Information	39
Proxy Voting and Portfolio Holdings Information	45
Expense Examples	45
Additional Federal Income Tax Information	46
Advisory Contract Renewal	47
Liquidity Risk Management Program	51
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Emerging Markets Fund

Managers' Commentary
(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Emerging Markets Fund

Managers' Commentary (continued)

The end of the reporting period saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

•  How did the USAA Emerging Markets Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, and Class A had total returns of -17.79%, -17.62%, and -17.70%, respectively. This compares to returns of -19.83% for the MSCI Emerging Markets Index, and -22.34% for the Lipper Emerging Markets Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Lazard Asset Management is an external subadviser to the Fund, while Sophus Capital and Trivalent Investments are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

During the one-year period ending on May 31, 2022, the Fund outperformed its benchmark MSCI Emerging Markets Index. On a country basis, an underweight and stock selection in China were positive contributors to performance. On the negative side, an underweight and stock selection in India were detractors.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in health care and materials. The financials sector had a negative stock selection effect. An underweight to the consumer discretionary sector benefited results during the reporting period.

Thank you for allowing us to assist you with your investment needs.

5

USAA Emerging Markets Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	11/7/94	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	MSCI Emerging Markets Index[1]	Lipper Emerging Markets Funds Index[2]
One Year	–17.79%	–17.62%	–17.70%	–22.43%	–19.83%	–22.34%
Five Year	3.36%	3.57%	3.21%	1.99%	3.80%	3.53%
Ten Year	3.47%	3.70%	3.26%	2.65%	4.17%	4.37%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Emerging Markets Fund — Growth of $10,000

1The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the Lipper Emerging Markets Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Emerging Markets Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors:

May 31, 2022

(% of Net Assets)

Information Technology	24.3%
Financials	21.7%
Consumer Discretionary	10.6%
Materials	8.9%
Communication Services	7.4%
Industrials	7.1%
Consumer Staples	5.1%
Energy	4.6%
Health Care	3.9%
Real Estate	2.6%

Country Allocation:

May 31, 2022

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.7%)
Brazil (7.5%):
Consumer Discretionary (0.9%):
Grupo SBF SA	81,214	$411
Vibra Energia SA	1,453,181	5,945
		6,356
Consumer Staples (1.3%):
Sao Martinho SA	268,400	2,846
Sendas Distribuidora SA	785,018	2,617
SLC Agricola SA	263,070	3,036
		8,499
Energy (1.0%):
3R Petroleum Oleo e Gas SA (a)	70,600	724
Petro Rio SA (a)	108,000	636
Petroleo Brasileiro SA, ADR	380,897	5,287
		6,647
Financials (1.4%):
Banco Bradesco SA, ADR	471,420	2,004
Banco do Brasil SA	431,295	3,324
Banco do Estado do Rio Grande do Sul SA Preference Shares	161,500	350
Itau Unibanco Holding SA, ADR	714,646	3,916
		9,594
Health Care (0.4%):
Hypera SA	310,000	2,530
Industrials (1.1%):
CCR SA	1,047,520	2,941
Randon SA Implementos e Participacoes Preference Shares	1,016,400	2,188
SIMPAR SA	1,005,056	2,521
		7,650
Information Technology (0.3%):
Cielo SA	689,200	573
Pagseguro Digital Ltd. Class A (a)	92,681	1,424
		1,997
Materials (0.9%):
Dexco SA	594,175	1,402
Gerdau SA Preference Shares	352,800	2,165
Vale SA, ADR	119,344	2,154
		5,721
Utilities (0.2%):
Eneva SA (a)	143,200	469
Equatorial Energia SA	86,900	435
Omega Energia SA (a)	175,912	400
		1,304
		50,298

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Canada (1.7%):
Energy (0.6%):
Parex Resources, Inc.	170,902	$3,785
Materials (1.1%):
First Quantum Minerals Ltd.	268,328	7,770
		11,555
Chile (0.1%):
Consumer Staples (0.0%): (b)
Cencosud SA	215,686	346
Real Estate (0.1%):
Cencosud Shopping SA	343,994	367
		713
China (22.8%):
Communication Services (4.2%):
Baidu, Inc. Class A (a)	142,700	2,609
Baidu, Inc., ADR (a)	24,264	3,405
NetEase, Inc., ADR	49,585	5,144
Tencent Holdings Ltd.	377,063	17,239
		28,397
Consumer Discretionary (4.9%):
Alibaba Group Holding Ltd., ADR (a)	51,793	4,975
Alibaba Group Holding Ltd., GDR (a)	618,904	7,431
BYD Co. Ltd. Class H	93,500	3,323
China Harmony Auto Holding Ltd.	968,000	431
China Meidong Auto Holdings Ltd.	456,000	1,636
Fuyao Glass Industry Group Co. Ltd. Class H (c)	397,200	1,921
Gree Electric Appliances, Inc. Class A	489,000	2,357
JD.com, Inc., ADR	79,940	4,486
JD.com, Inc. Class A	54,023	1,518
Jiumaojiu International Holdings Ltd. (c) (d)	777,000	1,821
Meituan Class B (a) (c)	131,800	3,093
		32,992
Consumer Staples (2.1%):
Chacha Food Co. Ltd. Class A	278,400	2,313
Chenguang Biotech Group Co. Ltd. Class A (a)	844,200	2,042
Hengan International Group Co. Ltd.	601,000	2,976
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	396,100	2,256
Wuliangye Yibin Co. Ltd. Class A	176,100	4,519
		14,106
Energy (1.0%):
China Shenhua Energy Co. Ltd. Class H	636,500	2,125
PetroChina Co. Ltd. Class H	8,822,000	4,646
		6,771
Financials (4.0%):
China Construction Bank Corp. Class H	8,261,000	6,124

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
China Merchants Bank Co. Ltd. Class H	430,000	$2,720
Industrial & Commercial Bank of China Ltd. Class H	5,303,000	3,175
PICC Property & Casualty Co. Ltd. Class H	3,426,000	3,318
Ping An Insurance Group Co. of China Ltd.	948,000	6,070
Postal Savings Bank of China Co. Ltd. Class H (c) (d)	7,394,000	5,492
		26,899
Health Care (1.3%):
China Animal Healthcare Ltd. (a) (e) (f)	1,673,000	—
China Medical System Holdings Ltd.	293,000	433
Hygeia Healthcare Holdings Co. Ltd. (c)	264,200	1,467
Pharmaron Beijing Co. Ltd. Class H (c)	110,400	1,331
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	42,100	1,907
Sinopharm Group Co. Ltd. Class H	1,505,599	3,724
		8,862
Industrials (1.8%):
Airtac International Group	76,344	2,485
China Railway Group Ltd. Class H	6,244,000	4,316
Xinte Energy Co. Ltd. Class H	1,090,800	2,561
Zhejiang Expressway Co. Ltd. Class H	512,000	452
ZTO Express Cayman, Inc., ADR	75,280	2,028
		11,842
Information Technology (0.9%):
Luxshare Precision Industry Co. Ltd. Class A	307,500	1,558
WUS Printed Circuit Kunshan Co. Ltd. Class A	1,220,160	2,881
Yonyou Network Technology Co. Ltd. Class A	434,200	1,258
		5,697
Materials (1.5%):
Anhui Conch Cement Co. Ltd. Class H	636,500	3,224
China Hongqiao Group Ltd. (d)	2,450,500	3,038
Shandong Nanshan Aluminum Co. Ltd. Class A	2,723,108	1,445
Wanhua Chemical Group Co. Ltd. Class A	212,600	2,679
		10,386
Real Estate (0.6%):
A-Living Smart City Services Co. Ltd. Class H (c)	1,116,250	1,780
China Vanke Co. Ltd. Class H	1,089,100	2,406
		4,186
Utilities (0.5%):
China Longyuan Power Group Corp. Ltd. Class H	1,532,000	3,262
Xinyi Energy Holdings Ltd.	640,000	352
		3,614
		153,752
Colombia (0.8%):
Financials (0.8%):
Bancolombia SA, ADR	124,945	5,611

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Egypt (0.3%):
Communication Services (0.1%):
Telecom Egypt Co.	519,749	$422
Financials (0.2%):
Commercial International Bank Egypt SAE Registered Shares, GDR	862,286	1,728
		2,150
Greece (1.3%):
Consumer Discretionary (0.3%):
OPAP SA	152,091	2,270
Financials (0.5%):
National Bank of Greece SA (a)	779,977	2,969
Industrials (0.4%):
Mytilineos SA	116,158	2,071
Star Bulk Carriers Corp. (d)	21,792	713
		2,784
Utilities (0.1%):
Terna Energy SA	24,589	476
		8,499
Hong Kong (3.6%):
Consumer Discretionary (0.5%):
Bosideng International Holdings Ltd.	4,040,000	2,150
JS Global Lifestyle Co. Ltd. (c)	1,350,500	1,439
		3,589
Financials (0.5%):
BOC Hong Kong Holdings Ltd.	913,000	3,508
Health Care (0.1%):
The United Laboratories International Holdings Ltd.	800,000	382
Industrials (1.3%):
Pacific Basin Shipping Ltd.	6,342,000	3,308
Techtronic Industries Co. Ltd.	395,000	5,160
		8,468
Information Technology (0.5%):
Lenovo Group Ltd.	3,588,000	3,535
Materials (0.0%): (b)
Nine Dragons Paper Holdings Ltd.	357,000	321
Real Estate (0.6%):
China Overseas Grand Oceans Group Ltd.	1,162,000	592
China Resources Land Ltd.	718,000	3,196
		3,788
Utilities (0.1%):
China Water Affairs Group Ltd.	556,000	553
		24,144

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hungary (0.4%):
Financials (0.3%):
OTP Bank Nyrt	79,384	$1,895
Health Care (0.1%):
Richter Gedeon Nyrt	26,217	514
		2,409
India (10.3%):
Communication Services (0.5%):
Indus Towers Ltd.	770,170	1,989
Sun TV Network Ltd.	231,502	1,323
		3,312
Consumer Discretionary (1.8%):
Bajaj Auto Ltd.	48,250	2,389
Balkrishna Industries Ltd.	112,516	3,368
Indian Hotels Co. Ltd.	126,796	382
KPR Mill Ltd.	80,201	642
Mahindra & Mahindra Ltd.	346,848	4,590
Mahindra CIE Automotive Ltd.	212,035	529
		11,900
Consumer Staples (0.2%):
Dabur India Ltd.	212,935	1,421
Energy (0.6%):
Aegis Logistics, Ltd.	135,533	378
Reliance Industries Ltd.	110,150	3,711
		4,089
Financials (3.0%):
Angel One Ltd.	24,123	455
Axis Bank Ltd. (a)	287,844	2,526
Canara Bank (a)	280,666	734
Cholamandalam Investment & Finance Co. Ltd.	385,238	3,353
CreditAccess Grameen, Ltd. (a)	30,954	424
ICICI Bank Ltd., ADR	569,176	10,957
Power Finance Corp. Ltd.	371,065	531
UTI Asset Management Co. Ltd.	123,842	1,090
		20,070
Health Care (0.5%):
Ajanta Pharma Ltd.	16,957	374
Apollo Hospitals Enterprise Ltd.	50,599	2,583
Aster Dm Healthcare, Ltd. (a) (c)	162,943	417
JB Chemicals & Pharmaceuticals Ltd.	18,675	390
		3,764
Industrials (1.0%):
Allcargo Logistics, Ltd.	116,889	479
Bharat Electronics Ltd.	213,872	645
Cummins India Ltd.	33,108	437

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HG Infra Engineering Ltd.	49,074	$357
KEI Industries Ltd.	63,745	1,008
Larsen & Toubro Ltd.	169,082	3,581
		6,507
Information Technology (1.4%):
eClerx Services Ltd.	35,223	916
Infosys Ltd., ADR	262,730	4,955
Mindtree Ltd.	16,774	656
WNS Holdings Ltd., ADR (a)	37,118	2,701
		9,228
Materials (0.9%):
Finolex Industries Ltd.	210,084	422
Jindal Steel & Power Ltd.	145,857	709
National Aluminium Co. Ltd.	312,621	387
NMDC Ltd.	827,598	1,343
Tata Chemicals, Ltd.	51,501	626
Tata Steel Ltd.	195,192	2,651
		6,138
Real Estate (0.1%):
Oberoi Realty, Ltd. (a)	32,236	332
Prestige Estates Projects Ltd.	77,178	424
		756
Utilities (0.3%):
CESC Ltd.	452,001	452
GAIL India Ltd.	837,801	1,587
		2,039
		69,224
Indonesia (2.4%):
Communication Services (0.6%):
PT Media Nusantara Citra Tbk	5,930,600	394
PT Telekomunikasi Indonesia Persero Tbk, ADR	121,161	3,557
		3,951
Consumer Staples (0.0%): (b)
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	5,773,700	404
Financials (1.8%):
PT Bank Mandiri Persero Tbk	10,600,190	6,185
PT Bank Rakyat Indonesia Persero Tbk	18,450,046	5,845
		12,030
		16,385
Korea, Republic Of (14.9%):
Communication Services (1.0%):
Cheil Worldwide, Inc.	18,188	381
JYP Entertainment Corp.	71,470	3,271

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
LG Uplus Corp.	270,452	$3,024
		6,676
Consumer Discretionary (0.9%):
Coway Co. Ltd.	5,427	312
Hyundai Mobis Co. Ltd.	17,972	3,158
Shinsegae, Inc.	12,435	2,540
Youngone Corp.	12,042	449
		6,459
Consumer Staples (0.3%):
Cosmax, Inc.	3,503	197
KT&G Corp.	22,711	1,559
Lotte Chilsung Beverage Co., Ltd.	2,498	393
		2,149
Financials (2.1%):
BNK Financial Group, Inc.	81,821	522
DB Insurance Co. Ltd.	8,946	468
Hana Financial Group, Inc.	98,964	3,959
Samsung Securities Co. Ltd.	66,927	2,137
Shinhan Financial Group Co. Ltd.	101,143	3,521
Woori Financial Group, Inc.	310,513	3,740
		14,347
Health Care (0.7%):
InBody Co. Ltd.	54,161	1,214
Osstem Implant Co. Ltd.	5,400	477
PharmaResearch Co. Ltd.	7,701	513
Samsung Biologics Co. Ltd. (a) (c)	3,633	2,480
		4,684
Industrials (0.7%):
CJ Corp.	21,972	1,511
DL E&C Co. Ltd.	12,131	511
Hyundai Glovis Co. Ltd.	2,856	487
KCC Corp.	1,308	366
LIG Nex1 Co. Ltd.	9,750	624
LX International Corp.	15,206	467
Samsung Engineering Co. Ltd. (a)	33,196	656
		4,622
Information Technology (8.6%):
DB HiTek Co., Ltd.	10,024	553
Innox Advanced Materials Co. Ltd.	71,130	2,512
LEENO Industrial, Inc.	3,796	478
LG Innotek Co. Ltd.	3,017	932
LX Semicon Co. Ltd.	7,806	797
Partron Co. Ltd.	45,983	414
Samsung Electro-Mechanics Co. Ltd.	16,333	2,030

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Samsung Electronics Co. Ltd.	615,955	$33,500
SK Hynix, Inc.	193,592	16,782
		57,998
Materials (0.6%):
LOTTE Fine Chemical Co. Ltd.	7,155	483
OCI Co., Ltd.	4,453	462
PI Advanced Materials Co. Ltd.	62,024	2,495
Poongsan Corp.	21,598	531
		3,971
		100,906
Luxembourg (0.1%):
Materials (0.1%):
Ternium SA, ADR	22,413	985
Malaysia (1.7%):
Communication Services (0.1%):
TIME dotCom Bhd	447,000	446
Consumer Discretionary (0.2%):
MR DIY Group M Bhd (c)	1,740,300	1,292
Consumer Staples (0.3%):
Heineken Malaysia Bhd	74,000	421
Kuala Lumpur Kepong Bhd	288,100	1,683
		2,104
Financials (0.6%):
Alliance Bank Malaysia BHD	689,400	566
Public Bank Bhd	3,325,700	3,594
		4,160
Materials (0.3%):
Petronas Chemicals Group Bhd	739,600	1,733
Ta Ann Holdings Bhd	350,400	398
		2,131
Real Estate (0.1%):
Eco World Development Group Bhd	3,621,000	611
Utilities (0.1%):
Mega First Corp. Bhd	637,100	536
		11,280
Mexico (3.7%):
Communication Services (0.4%):
America Movil SAB de CV, ADR	137,703	2,939
Consumer Discretionary (0.2%):
Alsea SAB de CV (a)	727,330	1,558
Consumer Staples (0.4%):
Kimberly-Clark de Mexico SAB de CV Class A (d)	1,542,500	2,389

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.1%):
Vista Energy SAB de CV, ADR (a)	76,648	$700
Financials (1.3%):
Banco del Bajio SA (c) (d)	272,956	673
Grupo Financiero Banorte SAB de CV Class O	1,266,923	8,215
		8,888
Industrials (0.1%):
Controladora Vuela Cia de Aviacion SAB de CV Class A (a)	196,743	307
Materials (0.8%):
Alpek SAB de CV	267,133	354
GCC SAB de CV (d)	136,843	954
Grupo Mexico SAB de CV Class B	853,599	4,217
		5,525
Real Estate (0.4%):
Corp Inmobiliaria Vesta SAB de CV (d)	1,011,040	2,061
Macquarie Mexico Real Estate Management SA de CV (c)	366,715	489
		2,550
		24,856
Peru (0.5%):
Financials (0.5%):
Credicorp Ltd.	23,437	3,290
Philippines (0.4%):
Financials (0.4%):
BDO Unibank, Inc.	1,111,780	2,829
Portugal (0.5%):
Energy (0.5%):
Galp Energia SGPS SA	279,271	3,646
Qatar (0.9%):
Energy (0.1%):
Qatar Gas Transport Co. Ltd.	499,104	513
Financials (0.5%):
Qatar Islamic Bank SAQ	491,209	3,123
Industrials (0.3%):
Industries Qatar QSC	471,607	2,370
		6,006
Russian Federation (0.0%): (b)
Communication Services (0.0%):
Mobile TeleSystems PJSC, ADR (e) (f)	253,826	20
Consumer Staples (0.0%):
Magnit PJSC (e) (f)	29,318	1

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (0.0%):
Gazprom PJSC (e) (f) (i) (j)	1,087,480	$60
Rosneft Oil Co. PJSC, GDR (e) (f) (i) (j)	457,159	31
		91
Financials (0.0%):
Moscow Exchange MICEX-RTS PJSC (a) (e) (f)	196,760	5
Sberbank of Russia PJSC (a) (e) (f) (i) (j)	687,954	2
Sberbank of Russia PJSC, ADR (a) (e) (f) (i) (j)	329,652	3
		10
		122
Saudi Arabia (2.1%):
Consumer Discretionary (0.2%):
Leejam Sports Co. JSC	55,483	1,486
Energy (0.1%):
Aldrees Petroleum and Transport Services Co.	17,838	364
Financials (1.2%):
Alinma Bank	333,159	3,414
The Saudi National Bank	249,355	4,821
		8,235
Health Care (0.2%):
Mouwasat Medical Services Co.	28,499	1,660
Materials (0.4%):
Saudi Arabian Mining Co. (a)	156,032	2,704
		14,449
South Africa (3.1%):
Communication Services (0.4%):
MTN Group Ltd.	279,003	3,009
Consumer Discretionary (0.3%):
Truworths International Ltd.	119,751	417
Woolworths Holdings Ltd.	470,311	1,672
		2,089
Energy (0.1%):
Exxaro Resources Ltd.	31,885	452
Financials (1.6%):
Absa Group Ltd.	334,071	3,926
Capitec Bank Holdings Ltd.	28,955	4,168
Standard Bank Group Ltd.	236,804	2,707
		10,801
Industrials (0.1%):
KAP Industrial Holdings Ltd.	1,742,279	523

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.5%):
African Rainbow Minerals Ltd. (d)	44,947	$747
Impala Platinum Holdings Ltd.	223,729	3,052
		3,799
Real Estate (0.1%):
Redefine Properties Ltd.	1,763,333	494
		21,167
Taiwan (14.3%):
Communication Services (0.1%):
International Games System Co. Ltd.	19,000	490
Consumer Discretionary (0.3%):
Fulgent Sun International Holding Co. Ltd.	109,000	570
Global PMX Co. Ltd.	86,000	453
KMC Kuei Meng International, Inc.	71,000	417
O-TA Precision Industry Co., Ltd.	83,000	409
Taiwan Paiho Ltd.	133,000	310
		2,159
Financials (0.6%):
CTBC Financial Holding Co. Ltd.	3,928,000	3,648
King's Town Bank Co. Ltd.	380,000	469
		4,117
Health Care (0.1%):
Pegavision Corp.	36,000	544
Industrials (0.2%):
Bizlink Holding, Inc.	45,000	481
Chicony Power Technology Co. Ltd.	203,000	495
Eva Airways Corp. (a)	357,000	417
		1,393
Information Technology (12.6%):
Alchip Technologies, Ltd.	12,000	381
ASE Technology Holding Co. Ltd.	998,000	3,554
ASE Technology Holding Co. Ltd., ADR (d)	532,186	3,805
Chipbond Technology Corp.	308,000	734
E Ink Holdings, Inc.	180,000	1,252
Gigabyte Technology Co. Ltd.	187,000	722
Gold Circuit Electronics Ltd.	1,069,000	2,973
Hon Hai Precision Industry Co. Ltd.	944,000	3,661
Hon Hai Precision Industry Co. Ltd., GDR	436,013	3,365
King Yuan Electronics Co. Ltd.	339,000	533
Kinsus Interconnect Technology Corp.	109,000	647
Macronix International Co. Ltd.	322,000	435
MediaTek, Inc.	402,000	12,432
Parade Technologies Ltd.	14,000	722
Phison Electronics Corp.	22,000	298
Quanta Computer, Inc.	580,000	1,583
Radiant Opto-Electronics Corp.	139,000	498
See notes to financial statements.

18

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Silicon Motion Technology Corp., ADR	67,476	$6,094
Simplo Technology Co. Ltd.	46,000	475
Taiwan Semiconductor Manufacturing Co. Ltd.	1,806,000	34,159
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	35,600	3,393
Tong Hsing Electronic Industries Ltd.	85,000	745
Unimicron Technology Corp.	256,000	1,879
Zhen Ding Technology Holding Ltd.	154,000	637
		84,977
Materials (0.4%):
China General Plastics Corp.	325,550	351
Formosa Plastics Corp.	708,000	2,553
		2,904
		96,584
Thailand (2.6%):
Communication Services (0.0%): (b)
BEC World PCL	801,400	363
Consumer Discretionary (0.0%): (b)
Sri Trang Agro-Industry PCL	376,400	271
Energy (0.5%):
PTT PCL	2,789,700	3,107
Financials (0.4%):
SCB X PCL (a)	848,200	2,801
Health Care (0.5%):
Chularat Hospital PCL	4,951,200	538
Mega Lifesciences PCL	1,823,600	2,772
		3,310
Materials (0.6%):
Indorama Ventures PCL	1,907,300	2,737
The Siam Cement PCL (f)	116,300	1,237
		3,974
Real Estate (0.5%):
AP Thailand PCL	8,239,300	2,697
Origin Property PCL	1,683,200	535
		3,232
Utilities (0.1%):
Gunkul Engineering PCL	2,715,500	458
		17,516
Turkey (0.3%):
Communication Services (0.0%): (b)
Turk Telekomunikasyon AS (d)	487,282	291
Consumer Discretionary (0.1%):
Arcelik A/S (d)	161,500	767

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.1%):
Coca-Cola Icecek A/S	83,273	$661
Industrials (0.0%): (b)
Tekfen Holding A/S (d)	199,108	239
Utilities (0.1%):
Enerjisa Enerji A/S (c)	424,492	384
		2,342
United Arab Emirates (0.2%):
Industrials (0.1%):
Air Arabia PJSC	900,331	492
Real Estate (0.1%):
Emaar Development PJSC (a)	472,085	567
		1,059
United Kingdom (1.2%):
Consumer Staples (0.4%):
Unilever PLC	56,772	2,732
Materials (0.8%):
Anglo American PLC	112,578	5,545
		8,277
Total Common Stocks (Cost $584,242)		660,054
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares MSCI Emerging Markets Small-Cap ETF (d)	14,141	754
Total Exchange-Traded Funds (Cost $770)		754
Collateral for Securities Loaned (0.6%)^
United States (0.6%):
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (g)	3,970,387	3,970
Total Collateral for Securities Loaned (Cost $3,970)		3,970
Total Investments (Cost $588,982) — 98.4%		664,778
Other assets in excess of liabilities — 1.6%		10,650
NET ASSETS — 100.00%		$675,428

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $24,079 thousand and amounted to 3.6% of net assets.

(d)  All or a portion of this security is on loan.

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Emerging Markets Fund	Schedule of Portfolio Investments — continued May 31, 2022

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of May 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At May 31, 2022, illiquid securities were 0.2% of the Fund's net assets.

(g)  Rate disclosed is the daily yield on May 31, 2022.

(i)  Restricted security that is not registered under the Securities Act of 1933.

(j)  The following table details the acquisition date and cost of the Fund's restricted securities at May 31, 2022 (amount in thousand):

Security Name	Acquisition Date	Cost
Gazprom PJSC	8/25/2021	$4,261
Rosneft Oil Co. PJSC, GDR	12/21/2021	2,920
Sberbank of Russia PJSC	9/29/2015	800
Sberbank of Russia PJSC, ADR	7/27/2021	4,362

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Emerging Markets Fund
Assets:
Investments, at value (Cost $588,982)	$664,778	(a)
Foreign currency, at value (Cost $292)	304
Cash	11,688
Receivables:
Interest and dividends	2,027
Capital shares issued	118
Investments sold	2,209
Reclaims	3
From Adviser	19
Prepaid expenses	29
Total Assets	681,175
Liabilities:
Payables:
Collateral received on loaned securities	3,970
Capital shares redeemed	357
Accrued foreign capital gains taxes	528
Accrued expenses and other payables:
Investment advisory fees	577
Administration fees	67
Custodian fees	58
Transfer agent fees	86
Compliance fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	104
Total Liabilities	5,747
Net Assets:
Capital	612,321
Total accumulated earnings/(loss)	63,107
Net Assets	$675,428
Net Assets
Fund Shares	$276,456
Institutional Shares	398,909
Class A	63
Total	$675,428
Shares (unlimited number of shares authorized with no par value):
Fund Shares	13,822
Institutional Shares	19,978
Class A	3
Total	33,803
Net asset value, offering and redemption price per share: (c)
Fund Shares	$20.00
Institutional Shares	19.97
Class A	20.09
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$21.32

(a)  Includes $5,685 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

22

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Emerging Markets Fund
Investment Income:
Dividends	$21,957
Interest	2
Securities lending (net of fees)	62
Foreign tax withholding	(2,046)
Total Income	19,975
Expenses:
Investment advisory fees	6,952
Administration fees — Fund Shares	485
Administration fees — Institutional Shares	379
Administration fees — Class A	— (a)
Sub-Administration fees	55
12b-1 fees — Class A	— (a)
Custodian fees	400
Transfer agent fees — Fund Shares	669
Transfer agent fees — Institutional Shares	379
Transfer agent fees — Class A	— (a)
Trustees' fees	48
Compliance fees	5
Legal and audit fees	122
State registration and filing fees	46
Interfund lending fees	— (a)
Other expenses	141
Recoupment of prior expenses waived/reimbursed by Adviser	29
Total Expenses	9,710
Expenses waived/reimbursed by Adviser	(111)
Net Expenses	9,599
Net Investment Income (Loss)	10,376
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	30,126
Foreign taxes on realized gains	(749)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(182,925)
Net change in accrued foreign taxes on unrealized gains	1,385
Net realized/unrealized gains (losses) on investments	(152,163)
Change in net assets resulting from operations	$(141,787)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

23

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Emerging Markets Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$10,376	$6,334
Net realized gains (losses)	29,377	106,033
Net change in unrealized appreciation/depreciation	(181,540)	195,626
Change in net assets resulting from operations	(141,787)	307,993
Distributions to Shareholders:
Fund Shares	(2,223)	(3,653)
Institutional Shares	(3,355)	(4,890)
Class A	—	(53)
Change in net assets resulting from distributions to shareholders	(5,578)	(8,596)
Change in net assets resulting from capital transactions	49,614	(139,789)
Change in net assets	(97,751)	159,608
Net Assets:
Beginning of period	773,179	613,571
End of period	$675,428	$773,179

(continues on next page)

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Emerging Markets Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$20,578	$26,675
Distributions reinvested	2,195	3,610
Cost of shares redeemed	(51,176)	(77,583)
Total Fund Shares	$(28,403)	$(47,298)
Institutional Shares
Proceeds from shares issued	$122,913	$11,577
Distributions reinvested	3,352	4,886
Cost of shares redeemed	(48,191)	(102,386)
Total Institutional Shares	$78,074	$(85,923)
Class A
Proceeds from shares issued	$— (a)	$4,791
Distributions reinvested	—	1
Cost of shares redeemed	(57)	(11,360)
Total Class A	$(57)	$(6,568)
Change in net assets resulting from capital transactions	$49,614	$(139,789)
Share Transactions:
Fund Shares
Issued	918	1,211
Reinvested	101	167
Redeemed	(2,309)	(3,708)
Total Fund Shares	(1,290)	(2,330)
Institutional Shares
Issued	5,737	537
Reinvested	154	227
Redeemed	(2,177)	(4,773)
Total Institutional Shares	3,714	(4,009)
Class A
Issued	— (b)	278
Reinvested	—	— (b)
Redeemed	(3)	(551)
Total Class A	(3)	(273)
Change in Shares	2,421	(6,612)

(a)  Rounds to less than $1 thousand.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

25

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Emerging Markets Fund
Fund Shares
Year Ended May 31: 2022	$24.66	0.30	(g)	(4.81)	(4.51)	(0.15)	(0.15)
2021	$16.16	0.16	(g)	8.57	8.73	(0.23)	(0.23)
2020	$17.14	0.25	(g)	(1.17)	(0.92)	(0.06)	(0.06)
2019	$18.84	0.17		(1.67)	(1.50)	(0.20)	(0.20)
2018	$17.60	0.16		1.15	1.31	(0.07)	(0.07)
Institutional Shares
Year Ended May 31: 2022	$24.62	0.35	(g)	(4.80)	(4.45)	(0.20)	(0.20)
2021	$16.14	0.20	(g)	8.55	8.75	(0.27)	(0.27)
2020	$17.10	0.29	(g)	(1.17)	(0.88)	(0.08)	(0.08)
2019	$18.79	0.18		(1.62)	(1.44)	(0.25)	(0.25)
2018	$17.55	0.20		1.14	1.34	(0.10)	(0.10)
Class A
Year Ended May 31: 2022	$24.58	0.35	(g)	(4.84)	(4.49)	—	—
2021	$16.08	0.07	(g)	8.62	8.69	(0.19)	(0.19)
2020	$17.08	0.20	(g)	(1.16)	(0.96)	(0.04)	(0.04)
2019	$18.76	0.10		(1.62)	(1.52)	(0.16)	(0.16)
2018	$17.55	0.12		1.13	1.25	(0.04)	(0.04)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2019, 2018 and 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(e)  Does not include acquired fund fees and expenses, if any.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Per share net investment income (loss) has been calculated using the average daily shares method.

(h)  Reflects a return to normal trading levels after a prior year transition.

(i)  Reflects increased trading activity due to current year transition or asset allocation shift.

(j)  Prior to October 1, 2017, USAA Asset Management Company (AMCO) (previous Adviser) voluntarily agreed to limit the annual expenses of Class A to 1.65% of the Class A's average daily net assets.

See notes to financial statements.

26

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)(e)		Net Investment Income (Loss)	Gross Expenses(d)(e)	Net Assets, End of Period (000's)	Portfolio Turnover(f)
USAA Emerging Markets Fund
Fund Shares
Year Ended May 31: 2022	$20.00	(18.33)%	1.47%		1.35%	1.47%	$276,456	54%
2021	$24.66	54.25%	1.45%		0.77%	1.47%	$372,624	73	%(h)
2020	$16.16	(5.41)%	1.48%		1.44%	1.54%	$281,937	124	%(i)
2019	$17.14	(7.86)%	1.48%		1.02%	1.48%	$340,465	68%
2018	$18.84	7.41%	1.46%		0.86%	1.46%	$402,401	59%
Institutional Shares
Year Ended May 31: 2022	$19.97	(18.15)%	1.28%		1.59%	1.31%	$398,909	54%
2021	$24.62	54.46%	1.26%		0.96%	1.29%	$400,408	73	%(h)
2020	$16.14	(5.17)%	1.29%		1.67%	1.33%	$327,156	124	%(i)
2019	$17.10	(7.58)%	1.25%		1.24%	1.25%	$491,978	68%
2018	$18.79	7.62%	1.28%		1.09%	1.28%	$596,185	59%
Class A
Year Ended May 31: 2022	$20.09	(18.27)%	1.24%		1.57%	11.21%	$63	54%
2021	$24.58	54.22%	1.72%		0.36%	1.98%	$147	73	%(h)
2020	$16.08	(5.65)%	1.75%		1.13%	1.76%	$4,478	124	%(i)
2019	$17.08	(8.07)%	1.75%		0.73%	1.79%	$4,745	68%
2018	$18.76	7.09%	1.72	%(j)	0.61%	1.81%	$5,186	59%

See notes to financial statements.

27

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Emerging Markets Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETFs, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$164,990	$494,942	$122	$660,054
Exchange-Traded Funds	754	—	—	754
Collateral for Securities Loaned	3,970	—	—	3,970
Total	$169,714	$494,942	$122	$664,778

For the year ended May 31, 2022, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,685	$2,013	$3,970

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$423,707	$370,301

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of May 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.4
USAA Cornerstone Equity Fund	1.5

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Emerging Markets Fund Index. The Lipper Emerging Markets Fund Index tracks the total return performance of the largest funds within the Lipper Emerging Markets Fund category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Fund Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $(45), $(26) and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.01)%, (0.01)%, and (0.51)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into an Investment Subadvisory Agreement with Lazard Asset Management LLC ("Lazard"), under which Lazard directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares and of the Class A, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended May 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 1.48%, 1.29%, and 1.75% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$316	$215	$111	$642

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,063	1	0.55%	$1,063

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

(e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$5,578	$5,578	$8,596	$8,596

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$11,571	$(514)	$11,057	$(13,777)	$65,827	$63,107

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of May 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$13,777	$13,777

During the tax year ended May 31, 2022, the Fund utilized $29,524 thousand of capital loss carryforwards.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$598,951	$132,884	$(67,057)	$65,827

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Emerging Markets Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

38

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

43

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

44

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund	$1,000.00	$938.10	$1,017.40	$7.30	$7.59	1.51%
Institutional	1,000.00	939.50	1,018.35	6.38	6.64	1.32%
Class A	1,000.00	935.30	1,015.31	9.31	9.70	1.93%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

45

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Qualified Dividend Income (non-corporate shareholders)	Foreign Taxes Paid
83%	$2,775

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on May 31, 2022, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.63	$0.08

46

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Emerging Markets Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Lazard Asset Management LLC (the "Subadviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management

47

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was above the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were above the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

48

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2021, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

51

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593

Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

25558-0722

MAY 31, 2022

Annual Report

USAA Precious Metals and Minerals Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Supplemental Information (Unaudited)	27
Trustee and Officer Information	27
Proxy Voting and Portfolio Holdings Information	33
Expense Examples	33
Additional Federal Income Tax Information	34
Advisory Contract Renewal	35
Liquidity Risk Management Program	38
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Precious Metals and Minerals Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Precious Metals and Minerals Fund

Managers' Commentary (continued)

The end of the reporting period saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

The GOLDS Commodities Index posted a return of -3.65% during the one-year period, outperforming major equity and fixed income markets. The stocks of gold mining companies, as represented by the MSCI ACWI Gold Miners IMI Index, fared worse with a -20.26% return.

•  How did the USAA Precious Metals and Minerals Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return of -18.93%, -18.84%, and -19.08%, respectively. This compares to a total return of -6.78% for the MSCI All-Country World Index, -20.26% for the MSCI ACWI Gold Miners IMI Index, and -18.73% for the Lipper Precious Metals Equity Funds Index.

•  What strategies did you employ during the reporting period?

At the end of May 2022, the Fund held approximately 99% of its net assets in gold stocks. For the period, the Fund outperformed the MSCI ACWI Gold Miners IMI Index.

Within the MSCI ACWI Gold Miners IMI Index, two securities, Newmont Corp. and Barrick Gold Corp., accounted for approximately 30% of the index. Over the period, both Newmont and Barrick significantly outperformed other mining companies. The Fund's underweight to these securities detracted from relative performance.

Large positions in Russian securities Polymetal International and Polyus detracted from the Fund's absolute performance, although this was offset on a relative basis by similar weights in the index.

As always, we believe the primary purpose of maintaining exposure to gold should be to help diversify investor portfolios.

Thank you for allowing us to assist you with your investment needs.

Holdings are subject to change. There is no guarantee that securities mentioned remain in or out of the Fund

5

USAA Precious Metals and Minerals Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	8/15/94	8/1/08	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	MSCI All-Country World Index[1]	MSCI ACWI Gold Miners IMI Index[2]	Lipper Precious Metals Equity Funds Index[3]
One Year	–18.93%	–18.84%	–19.08%	–23.73%	–6.78%	–20.26%	–18.73%
Five Year	7.23%	7.50%	7.10%	5.84%	9.00%	8.43%	6.68%
Ten Year	–2.63%	–2.37%	–2.74%	–3.32%	10.25%	–2.73%	–1.45%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Precious Metals and Minerals Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted , market-capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The MSCI ACWI Select Gold Miners IMI Index aims to focus on companies in the gold mining industry that are highly sensitive to underlying prices of gold. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

3The unmanaged Lipper Precious Metals Equity Funds Index tracks the total return performance of the 10 largest funds within the Lipper Precious Metals Equity Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation.

Top 10 Equity Holdings*:

May 31, 2022

(% of Net Assets)

Newmont Corp.	16.1%
Barrick Gold Corp.	10.1%
Aginco Eagle Mines Ltd.	8.3%
Franco-Nevada Corp.	6.6%
Wheaton Precious Metals Corp.	4.3%
B2Gold Corp.	4.1%
Newcrest Mining Ltd.	3.9%
SSR Mining, Inc.	3.1%
Yamana Gold, Inc.	2.8%
Gold Fields Ltd., ADR	2.8%

Portfolio Composition*:

May 31, 2022

(% of Net Assets)

*  Does not include short-term investments purchased with cash collateral from securities loaned.

**  Percentage is less than 0.05%.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.6%)
Metals & Mining (99.6%):
Aginco Eagle Mines Ltd.	915,857	$48,548
Alamos Gold, Inc.	1,064,184	7,943
Aneka Tambang Tbk	27,567,500	4,746
AngloGold Ashanti Ltd.	786,708	13,792
B2Gold Corp. (a)	5,999,753	23,815
Barrick Gold Corp.	2,880,649	59,025
Centamin PLC	3,894,110	3,941
Centerra Gold, Inc. (a)	1,499,019	11,699
Cia de Minas Buenaventura SAA, ADR	68,157	582
Coeur Mining, Inc. (b)	370,107	1,440
De Grey Mining, Ltd. (b)	1,771,859	1,437
Dundee Precious Metals, Inc.	1,781,264	10,549
Eldorado Gold Corp. (b)	536,879	4,311
Endeavour Mining PLC (a)	570,692	13,136
Equinox Gold Corp. (b)	68,782	405
Evolution Mining Ltd.	4,391,696	12,100
Franco-Nevada Corp.	271,530	38,416
Gold Fields Ltd., ADR	1,724,650	16,108
Gold Road Resources Ltd.	1,493,113	1,457
Great Basin Gold Ltd. (b) (c) (d)	8,566,400	—	(e)
Great Basin Gold Ltd. (b) (c) (d)	6,500,000	—	(e)
Harmony Gold Mining Co. Ltd.	1,463,504	5,068
IAMGOLD Corp. (b)	411,532	911
IAMGOLD Corp. (a) (b)	1,265,194	2,783
K92 Mining, Inc. (b)	483,061	3,346
Karora Resources, Inc. (b)	419,439	1,466
Kinross Gold Corp.	2,256,438	10,154
Koza Altin Isletmeleri A/S (a) (b)	298,319	3,591
Lundin Gold, Inc. (b)	78,200	611
Nautilus Minerals, Inc. (b) (c) (d)	5,757,622	—	(e)
New Gold, Inc. (a) (b)	1,183,000	1,534
Newcrest Mining Ltd.	1,259,625	22,631
Newcrest Mining Ltd.	187,467	3,318
Newmont Corp.	1,385,967	94,038
Northern Star Mining Corp. (b) (c) (d)	375,000	—
Northern Star Resources Ltd.	1,570,255	10,084
OceanaGold Corp. (b)	2,084,516	4,846
Osisko Gold Royalties Ltd. (a)	303,400	3,423
Perseus Mining Ltd.	4,308,434	5,791
Polymetal International PLC (d)	757,840	2,257
Polyus PJSC (c) (d)	62,088	161
Ramelius Resources Ltd.	4,425,457	4,175
Regis Resources Ltd.	2,733,555	3,962
Royal Gold, Inc.	141,793	16,034
Sandstorm Gold Ltd. (a)	658,794	4,355
Shandong Gold Mining Co. Ltd. Class H (a) (f)	1,330,950	2,368
Silver Lake Resources Ltd. (b)	4,268,850	4,839
SSR Mining, Inc.	914,627	17,771

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Precious Metals and Minerals Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Torex Gold Resources, Inc. (b)	946,862	$9,299
Victoria Gold Corp. (b)	112,390	1,169
Wesdome Gold Mines Ltd. (b)	722,933	6,648
West African Resources, Ltd. (b)	1,930,796	1,801
Wheaton Precious Metals Corp.	604,258	24,960
Yamana Gold, Inc.	745,819	4,010
Yamana Gold, Inc.	3,023,400	16,205
Zhaojin Mining Industry Co. Ltd. Class H (a)	2,609,000	2,271
Zijin Mining Group Co. Ltd. Class H	8,206,000	11,148
		580,478
Total Common Stocks (Cost $449,732)		580,478
Collateral for Securities Loaned (1.4%)^
Goldman Sachs Financial Square Government Fund, Institutional Shares, 0.67% (g)	7,896,616	7,896
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (g)	70,671	71
Total Collateral for Securities Loaned (Cost $7,967)		7,967
Total Investments (Cost $457,699) — 101.0%		588,445
Liabilities in excess of other assets — (1.0)%		(6,066)
NET ASSETS — 100.00%		$582,379

At May 31, 2022, the Fund's investments in foreign securities were 80.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of May 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At May 31, 2022, illiquid securities were 0.4% of the Fund's net assets.

(e)  Rounds to less than $1 thousand.

(f)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $2,368 thousands and amounted to 0.4% of net assets.

(g)  Rate disclosed is the daily yield on May 31, 2022.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Precious Metals and Minerals Fund
Assets:
Investments, at value (Cost $457,699)	$588,445	(a)
Cash	2,086
Receivables:
Interest and dividends	1,422
Capital shares issued	199
Investments sold	15
From Adviser	3
Prepaid expenses	33
Total Assets	592,203
Liabilities:
Payables:
Collateral received on loaned securities	7,967
Capital shares redeemed	354
Accrued foreign capital gains taxes	877
Accrued expenses and other payables:
Investment advisory fees	381
Administration fees	75
Custodian fees	16
Transfer agent fees	101
Compliance fees	—	(b)
Trustees' fees	—	(b)
12b-1 fees	3
Other accrued expenses	50
Total Liabilities	9,824
Net Assets:
Capital	1,217,656
Total accumulated earnings/(loss)	(635,277)
Net Assets	$582,379
Net Assets
Fund Shares	$533,574
Institutional Shares	20,602
Class A	28,203
Total	$582,379
Shares (unlimited number of shares authorized with no par value):
Fund Shares	29,406
Institutional Shares	1,112
Class A	1,575
Total	32,093
Net asset value, offering and redemption price per share: (c)
Fund Shares	$18.14
Institutional Shares	$18.53
Class A	$17.91
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$19.00

(a)  Includes $7,461 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Precious Metals and Minerals Fund
Investment Income:
Dividends	$14,526
Securities lending (net of fees)	127
Foreign tax withholding	(1,531)
Total Income	13,122
Expenses:
Investment advisory fees	4,545
Administration fees — Fund Shares	871
Administration fees — Institutional Shares	22
Administration fees — Class A	38
Sub-Administration fees	23
12b-1 fees — Class A	63
Custodian fees	86
Transfer agent fees — Fund Shares	1,087
Transfer agent fees — Institutional Shares	22
Transfer agent fees — Class A	25
Trustees' fees	48
Compliance fees	4
Legal and audit fees	72
State registration and filing fees	50
Other expenses	113
Total Expenses	7,069
Expenses waived/reimbursed by Adviser	(22)
Net Expenses	7,047
Net Investment Income (Loss)	6,075
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	6,161
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(155,244)
Net realized/unrealized gains (losses) on investments	(149,083)
Change in net assets resulting from operations	$(143,008)

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Precious Metals and Minerals Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$6,075	$3,056
Net realized gains (losses)	6,161	54,050
Net change in unrealized appreciation/depreciation	(155,244)	55,454
Change in net assets resulting from operations	(143,008)	112,560
Distributions to Shareholders:
Fund Shares	(4,645)	(302)
Institutional Shares	(198)	(40)
Class A	(166)	—
Change in net assets resulting from distributions to shareholders	(5,009)	(342)
Change in net assets resulting from capital transactions	(20,193)	(72,907)
Change in net assets	(168,210)	39,311
Net Assets:
Beginning of period	750,589	711,278
End of period	$582,379	$750,589

(continues on next page)

See notes to financial statements.

12

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Precious Metals and Minerals Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$71,209	$104,788
Distributions reinvested	4,526	294
Cost of shares redeemed	(103,473)	(172,453)
Total Fund Shares	$(27,738)	$(67,371)
Institutional Shares
Proceeds from shares issued	$1,422	$4,482
Distributions reinvested	198	37
Cost of shares redeemed	(2,089)	(3,514)
Total Institutional Shares	$(469)	$1,005
Class A
Proceeds from shares issued	$18,346	$37,689
Distributions reinvested	166	—
Cost of shares redeemed	(10,498)	(44,230)
Total Class A	$8,014	$(6,541)
Change in net assets resulting from capital transactions	$(20,193)	$(72,907)
Share Transactions:
Fund Shares
Issued	3,591	4,879
Reinvested	250	14
Redeemed	(5,358)	(8,129)
Total Fund Shares	(1,517)	(3,236)
Institutional Shares
Issued	74	194
Reinvested	11	2
Redeemed	(115)	(160)
Total Institutional Shares	(30)	36
Class A
Issued	922	1,864
Reinvested	9	—
Redeemed	(535)	(2,183)
Total Class A	396	(319)
Change in Shares	(1,151)	(3,519)

See notes to financial statements.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Total Distributions
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended May 31: 2022	$22.57	0.19	(f)	(4.46)	(4.27)	(0.16)	(0.16)
2021	$19.34	0.09	(f)	3.15	3.24	(0.01)	(0.01)
2020	$12.16	(0.04	)(f)	7.22	7.18	—	—
2019	$12.87	(0.03	)(f)	(0.68)	(0.71)	—	—
2018	$12.93	(0.05	)(f)	(0.01)	(0.06)	—	—
Institutional Shares
Year Ended May 31: 2022	$23.06	0.22	(f)	(4.56)	(4.34)	(0.19)	(0.19)
2021	$19.76	0.12	(f)	3.22	3.34	(0.04)	(0.04)
2020	$12.40	(0.01	)(f)	7.37	7.36	—	—
2019	$13.06	0.01	(f)	(0.67)	(0.66)	—	—
2018	$13.07	(0.01	)(f)	— (h)	(0.01)	—	—
Class A
Year Ended May 31: 2022	$22.29	0.14	(f)	(4.39)	(4.25)	(0.13)	(0.13)
2021	$19.13	0.04	(f)	3.12	3.16	—	—
2020	$12.04	(0.05	)(f)	7.14	7.09	—	—
2019	$12.74	(0.03	)(f)	(0.67)	(0.70)	—	—
2018	$12.82	0.16		(0.24)	(0.08)	—	—

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(c)  Does not include acquired fund fees and expenses, if any.

(d)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Precious Metals and Minerals Fund
Fund Shares
Year Ended May 31: 2022	—		$18.14	(18.93)%	1.12%		0.97%	1.12%	$533,574	8%
2021	—		$22.57	16.69%	1.12%		0.41%	1.12%	$697,969	7%
2020	—		$19.34	59.13%	1.19%		(0.25)%	1.19%	$660,770	47	%(g)
2019	—		$12.16	(5.52)%	1.31%		(0.22)%	1.31%	$468,208	7%
2018	—		$12.87	(0.46)%	1.23%		(0.36)%	1.23%	$540,952	13%
Institutional Shares
Year Ended May 31: 2022	—		$18.53	(18.84)%	0.98%		1.13%	1.05%	$20,602	8%
2021	—		$23.06	16.90%	0.99%		0.55%	1.05%	$26,338	7%
2020	—		$19.76	59.35%	1.00%		(0.05)%	1.06%	$21,855	47	%(g)
2019	—		$12.40	(5.05)%	1.00	%(h)	0.12%	1.19%	$21,327	7%
2018	—		$13.06	(0.08)%	0.89%		(0.07)%	0.89%	$3,632	13%
Class A
Year Ended May 31: 2022	—		$17.91	(19.08)%	1.31%		0.74%	1.34%	$28,203	8%
2021	—		$22.29	16.52%	1.31%		0.21%	1.34%	$26,282	7%
2020	—		$19.13	58.89%	1.27%		(0.32)%	1.27%	$28,653	47	%(g)
2019	—		$12.04	(5.49)%	1.38%		(0.27)%	1.38%	$17,744	7%
2018	—	(i)	$12.74	(0.62)%	1.30%		(0.43)%	1.30%	$16,881	13%
(g)  Reflects increased trading activity due to current year transition or asset allocation shift.

(h)  Effective June 6, 2018, USAA Asset Management Company ("AMCO") (previous Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(i)  Amount is less than $0.005 per share.

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Precious Metals and Minerals Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETF's, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$580,317	$—	$161	$580,478
Collateral for Securities Loaned	7,967	—	—	7,967
Total	$588,284	$—	$161	$588,445

For the year ended May 31, 2022, there were no significant changes into/out of Level 3.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund are not expected to reoccur on a consistent basis. Class action litigation income received by the Fund for the year ended May 31, 2022, amounted to $753 (amount in thousands) and is reflected on the Statement of Operations within Net realized gains (losses) from investment securities and foreign currency transactions.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$7,461	$—	$7,967

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$47,089	$59,462

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of May 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.2
USAA Cornerstone Equity Fund	0.1
USAA Target Retirement Income Fund	0.4
USAA Target Retirement 2030 Fund	0.8
USAA Target Retirement 2040 Fund	0.9
USAA Target Retirement 2050 Fund	0.5
USAA Target Retirement 2060 Fund	0.1

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Precious Metals Equity Funds Index. The Lipper Precious Metals Equity Funds Index tracks the total return performance of the largest funds within the Lipper Precious Metals Equity Funds category.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Precious Metals Equity Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $(146), $(5), and $(8) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were (0.03)%, (0.02)%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares and of the Class A, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 1.27%, 1.00%, and 1.34% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement;

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$12	$23	$22	$57

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$5,009	$5,009	$342	$342

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Other Earnings (Loss)	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$4,801	$(878)	$3,923	$(757,613)	$118,413	$(635,277)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and passive foreign investment company adjustments.

As of May 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$10,375	$747,238	$757,613

During the tax year ended May 31, 2022, the Fund utilized $2,968 thousand of capital loss carryforwards.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$470,033	$187,406	$(68,993)	$118,413

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Precious Metals and Minerals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Precious Metals and Minerals Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

26

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

28

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

29

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

31

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund Shares	$1,000.00	$988.00	$1,019.30	$5.60	$5.69	1.13%
Institutional Shares	1,000.00	988.70	1,020.00	4.91	4.99	0.99%
Class A	1,000.00	986.80	1,018.35	6.54	6.64	1.32%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Foreign Taxes Paid
56%	100%	$1,417

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on May 31, 2022, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.34	$0.04

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Precious Metals & Minerals Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the reasons for the Fund's underperformance for the three-year period ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices and the Adviser is appropriately monitoring the Fund's performance; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

38

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23407-0722

MAY 31, 2022

Annual Report

USAA International Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	29
Statement of Operations	31
Statements of Changes in Net Assets	32
Financial Highlights	34
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	47
Supplemental Information (Unaudited)	48
Trustee and Officer Information	48
Proxy Voting and Portfolio Holdings Information	54
Expense Examples	54
Additional Federal Income Tax Information	55
Advisory Contract Renewal	56
Liquidity Risk Management Program	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

2

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA International Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA International Fund

Managers' Commentary (continued)

The end of the reporting period saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

•  How did the USAA International Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had a total return of -10.81%, -10.73%, -10.88%, and -9.78%, respectively. This compares to returns of -12.17% for the Lipper International Funds Index and -10.38% for the MSCI EAFE Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. As the investment adviser, VCM employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company is an external subadviser to the Fund, while RS Investments Global, Trivalent Investments, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the subadviser and the investment franchises.

•  What strategies did you employ during the reporting period?

During the one-year period ending on May 31, 2022, the Fund underperformed the benchmark MSCI EAFE Index primarily due to stock selection across various countries and sectors. On a country basis, stock selection in the United Kingdom was a detractor while selection in Japan was a contributor. A small overweight to China relative to the benchmark also hindered results.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in information technology and industrials. The health care sector had a negative stock selection effect. An overweight to the energy sector, the best performing sector, benefited results during the reporting period.

Thank you for allowing us to assist you with your investment needs.

5

USAA International Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	2/1/91	8/1/08	8/1/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI EAFE Index[1]	Lipper International Funds Index[2]
One Year	–10.81%	–10.73%	–10.88%	–16.00%	–9.78%	–10.38%	–12.17%
Five Year	3.86%	3.94%	3.61%	2.40%	NA	4.17%	4.78%
Ten Year	7.01%	7.13%	6.73%	6.11%	NA	7.15%	7.41%
Since Inception	NA	NA	NA	NA	4.18%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA International Fund — Growth of $10,000

1The unmanaged MSCI EAFE Index reflects the movements of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper International Funds Index tracks the total return performance of funds within the Lipper International Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA International Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors:

May 31, 2022

(% of Net Assets)

Financials	17.7%
Industrials	15.0%
Health Care	11.8%
Consumer Discretionary	10.8%
Information Technology	9.8%
Consumer Staples	7.5%
Energy	7.1%
Materials	7.0%
Communication Services	5.1%
Utilities	3.0%

Country Allocation:

May 31, 2022

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.9%)
Argentina (0.0%): (a)
Energy (0.0%):
YPF SA, ADR (b)	96,381	$434
Australia (5.6%):
Consumer Discretionary (0.8%):
Aristocrat Leisure Ltd.	597,067	14,422
Lovisa Holdings Ltd.	226,325	2,434
PWR Holdings Ltd.	632,898	3,522
		20,378
Consumer Staples (0.0%): (a)
Select Harvests Ltd.	302,733	1,278
Energy (0.3%):
Santos Ltd.	384,579	2,238
Woodside Energy Group Ltd.	260,567	5,496
		7,734
Financials (0.9%):
Macquarie Group Ltd.	138,056	18,338
National Australia Bank Ltd.	199,841	4,479
		22,817
Health Care (1.1%):
CSL Ltd.	120,302	23,399
Nanosonics Ltd. (b)	435,857	1,190
Sonic Healthcare Ltd.	97,607	2,561
		27,150
Industrials (0.3%):
Austal Ltd.	1,436,152	2,036
IPH Ltd.	420,261	2,366
Johns Lyng Group Ltd.	867,380	3,709
		8,111
Information Technology (0.0%): (a)
Bravura Solutions Ltd.	722,992	822
Materials (1.4%):
BHP Group Ltd.	860,723	27,018
Imdex Ltd.	1,419,819	2,525
Ramelius Resources Ltd.	3,048,308	2,856
Rio Tinto Ltd.	34,866	2,852
		35,251
Real Estate (0.7%):
Charter Hall Group	191,652	1,822
Scentre Group	6,845,355	14,072
Stockland	712,922	2,043
		17,937

See notes to financial statements.

8

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.1%):
Origin Energy Ltd.	592,129	$2,900
		144,378
Austria (0.2%):
Financials (0.1%):
Erste Group Bank AG	83,890	2,619
Industrials (0.1%):
ANDRITZ AG	45,075	2,088
		4,707
Belgium (0.5%):
Financials (0.1%):
Ageas SA	70,880	3,567
Information Technology (0.4%):
Melexis NV	111,060	9,634
		13,201
Brazil (0.8%):
Communication Services (0.1%):
Telefonica Brasil SA	265,513	2,852
Consumer Staples (0.0%): (a)
Atacadao SA	188,440	767
Energy (0.2%):
Petro Rio SA (b)	665,400	3,919
Ultrapar Participacoes SA	520,809	1,575
		5,494
Financials (0.1%):
Banco do Brasil SA	368,600	2,841
Materials (0.1%):
Gerdau SA Preference Shares	432,700	2,656
Utilities (0.3%):
Cia de Saneamento Basico do Estado de Sao Paulo	421,209	4,058
Cia Energetica de Minas Gerais Preference Shares	951,990	2,334
		6,392
		21,002
Canada (2.3%):
Consumer Discretionary (0.1%):
BRP, Inc.	27,542	2,141
Energy (0.6%):
ARC Resources Ltd.	169,935	2,560
Cameco Corp.	85,078	2,085
Headwater Exploration, Inc. (b)	319,008	1,846
Parex Resources, Inc.	122,330	2,709
Pason Systems, Inc.	174,758	2,212

See notes to financial statements.

9

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Suncor Energy, Inc.	68,845	$2,770
Trican Well Service Ltd. (b)	708,675	2,595
		16,777
Financials (0.6%):
Element Fleet Management Corp.	227,306	2,532
Fairfax Financial Holdings Ltd.	3,534	1,962
Intact Financial Corp.	24,166	3,492
National Bank of Canada	53,072	4,074
The Bank of Nova Scotia	56,481	3,831
		15,891
Industrials (0.1%):
Finning International, Inc.	68,738	1,827
Savaria Corp. (c)	174,865	1,997
		3,824
Information Technology (0.1%):
Quarterhill, Inc. (c)	855,238	1,406
Materials (0.8%):
Barrick Gold Corp.	212,809	4,360
Karora Resources, Inc. (b)	648,651	2,267
Kinross Gold Corp.	422,386	1,901
Nutrien Ltd.	35,533	3,473
Teck Resources Ltd. Class B	71,061	2,946
Wesdome Gold Mines Ltd. (b)	288,239	2,651
West Fraser Timber Co. Ltd.	26,824	2,475
		20,073
		60,112
Chile (0.1%):
Consumer Discretionary (0.1%):
Falabella SA	630,531	1,848
Consumer Staples (0.0%): (a)
Cencosud SA	986,523	1,582
		3,430
China (1.9%):
Communication Services (0.6%):
Tencent Holdings Ltd.	324,500	14,836
Consumer Discretionary (0.5%):
Alibaba Group Holding Ltd., ADR (b)	18,030	1,732
Alibaba Group Holding Ltd. (b)	71,400	857
BYD Co. Ltd. Class H	62,500	2,221
Dongfeng Motor Group Co. Ltd. Class H	3,979,764	3,126
Guangzhou Automobile Group Co. Ltd. Class H	1,734,000	1,640
JD.com, Inc., ADR	20,450	1,148
JD.com, Inc. Class A	5,404	152
Zhongsheng Group Holdings Ltd.	427,000	3,028
		13,904

See notes to financial statements.

10

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.3%):
Agricultural Bank of China Ltd. Class H	4,024,000	$1,532
Bank of China Ltd. Class H	5,682,000	2,272
China Construction Bank Corp. Class H	3,292,000	2,441
Huatai Securities Co. Ltd. Class H (d)	1,188,400	1,663
		7,908
Health Care (0.1%):
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	410,500	1,727
Industrials (0.2%):
China Railway Group Ltd. Class H	4,091,000	2,828
COSCO SHIPPING Holdings Co. Ltd. Class H (b)	1,010,700	1,788
		4,616
Materials (0.1%):
Anhui Conch Cement Co. Ltd. Class H	631,000	3,196
Utilities (0.1%):
China Longyuan Power Group Corp. Ltd. Class H	958,000	2,040
		48,227
Denmark (2.1%):
Consumer Discretionary (0.4%):
Pandora A/S	120,965	9,774
TCM Group A/S	93,642	1,314
		11,088
Consumer Staples (0.5%):
Royal Unibrew A/S	142,790	12,531
Health Care (0.9%):
Novo Nordisk A/S Class B	203,426	22,594
Industrials (0.3%):
AP Moller - Maersk A/S Class B	1,176	3,447
INVISIO AB (c)	188,153	3,020
Per Aarsleff Holding A/S	44,295	1,555
		8,022
		54,235
Finland (0.5%):
Health Care (0.1%):
Revenio Group Oyj	64,563	3,353
Industrials (0.1%):
Metso Outotec Oyj	213,133	1,989
Wartsila Oyj Abp	165,782	1,406
		3,395
Information Technology (0.3%):
Nokia Oyj	1,217,342	6,117
		12,865

See notes to financial statements.

11

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
France (8.4%):
Communication Services (0.3%):
Orange SA	343,490	$4,299
Publicis Groupe SA	43,773	2,398
Vivendi SE	133,975	1,599
		8,296
Consumer Discretionary (2.2%):
La Francaise des Jeux SAEM (d)	389,911	14,222
LVMH Moet Hennessy Louis Vuitton SE	64,193	41,439
Renault SA (b)	92,774	2,558
		58,219
Consumer Staples (0.3%):
Carrefour SA (c)	158,520	3,251
Pernod Ricard SA	17,753	3,486
		6,737
Energy (0.9%):
Gaztransport Et Technigaz SA	86,643	11,361
TotalEnergies SE (c)	214,617	12,700
		24,061
Financials (0.9%):
AXA SA (c)	304,627	7,707
BNP Paribas SA (c)	139,818	8,001
SCOR SE (c)	72,010	1,892
Societe Generale SA (c)	166,373	4,483
		22,083
Health Care (0.2%):
Korian SA	1	—	(e)
Pharmagest Interactive	20,988	1,834
Vetoquinol SA	20,263	2,708
		4,542
Industrials (1.3%):
Cie de Saint-Gobain (c)	164,864	9,771
Dassault Aviation SA	13,823	2,343
Eiffage SA	16,996	1,684
Rexel SA (b)	191,373	4,072
Safran SA	107,417	11,128
Teleperformance	4,847	1,609
Thermador Groupe	33,378	3,328
		33,935
Information Technology (1.1%):
Aubay	36,883	2,194
Capgemini SE (c)	88,405	17,176
Edenred	34,392	1,698
Esker SA	11,966	1,900

See notes to financial statements.

12

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lectra	80,344	$3,151
MGI Digital Graphic Technology (b) (c)	34,869	1,247
		27,366
Materials (0.9%):
Arkema SA (c)	195,022	23,608
Real Estate (0.1%):
Klepierre SA	71,361	1,629
Utilities (0.2%):
Engie SA (c)	450,614	6,056
		216,532
Germany (6.6%):
Communication Services (0.2%):
Deutsche Telekom AG	234,151	4,817
Consumer Discretionary (0.8%):
Ceconomy AG	221,541	744
Continental AG	36,025	2,768
Mercedes-Benz Group AG	86,936	6,194
Volkswagen AG Preference Shares	67,311	11,232
		20,938
Consumer Staples (0.1%):
Henkel AG And Co. KGaA	44,755	3,064
Energy (0.2%):
CropEnergies AG	180,221	1,951
VERBIO Vereinigte BioEnergie AG	39,955	2,159
		4,110
Financials (1.1%):
Allianz SE Registered Shares	122,737	25,761
Hannover Rueck SE	13,592	2,081
		27,842
Health Care (0.7%):
Bayer AG Registered Shares	53,473	3,825
Eckert & Ziegler Strahlen- und Medizintechnik AG	43,282	2,021
Fresenius SE & Co. KGaA	146,761	5,033
Merck KGaA	19,977	3,766
Nexus AG	66,298	3,838
		18,483
Industrials (1.9%):
2G Energy AG	29,918	3,460
Amadeus Fire AG	21,626	3,160
Cewe Stiftung & Co. KGaA	22,217	2,145
Daimler Truck Holding AG (b)	119,751	3,748
Deutsche Post AG Registered Shares	71,013	2,938
Dr Hoenle AG (c)	51,056	1,328

See notes to financial statements.

13

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SFC Energy AG (b)	73,375	$1,984
Siemens AG Registered Shares	232,340	30,665
		49,428
Information Technology (1.4%):
Basler AG	27,276	3,315
Infineon Technologies AG	60,159	1,875
PVA TePla AG (b)	101,779	2,668
SAP SE	234,776	23,532
Secunet Security Networks AG	10,116	3,612
		35,002
Materials (0.2%):
Covestro AG (d)	52,822	2,421
HeidelbergCement AG	55,370	3,233
		5,654
Real Estate (0.0%): (a)
LEG Immobilien SE	13,326	1,374
		170,712
Hong Kong (2.1%):
Consumer Discretionary (0.1%):
Chow Tai Fook Jewellery Group Ltd.	1,114,800	1,930
Consumer Staples (0.0%): (a)
WH Group Ltd. (d)	1,676,028	1,282
Financials (0.7%):
AIA Group Ltd.	1,827,600	18,935
Information Technology (0.2%):
Lenovo Group Ltd.	4,064,000	4,004
Real Estate (1.1%):
CK Asset Holdings Ltd.	4,364,957	28,461
		54,612
India (0.8%):
Communication Services (0.0%): (a)
Zee Entertainment Enterprises Ltd.	170,459	551
Energy (0.2%):
Oil & Natural Gas Corp. Ltd.	690,866	1,348
Reliance Industries Ltd.	109,322	3,683
		5,031
Financials (0.2%):
Angel One Ltd.	63,451	1,196
Canara Bank (b)	1,611,841	4,217
		5,413
Health Care (0.1%):
Sun Pharmaceutical Industries Ltd.	204,169	2,258

See notes to financial statements.

14

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Mindtree Ltd.	34,213	$1,338
Tata Consultancy Services Ltd.	34,480	1,487
		2,825
Materials (0.1%):
UPL Ltd.	262,682	2,631
Utilities (0.1%):
Power Grid Corp. of India Ltd.	809,806	2,419
		21,128
Indonesia (0.3%):
Communication Services (0.0%): (a)
PT Sarana Menara Nusantara Tbk	25,307,700	1,735
Consumer Staples (0.1%):
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	26,955,500	1,885
Financials (0.2%):
PT Bank Mandiri Persero Tbk	7,624,203	4,449
		8,069
Ireland (0.4%):
Financials (0.2%):
AIB Group PLC	807,093	2,161
Bank of Ireland Group PLC	533,571	3,604
		5,765
Health Care (0.1%):
ICON PLC (b)	12,276	2,747
Industrials (0.1%):
DCC PLC	37,334	2,640
		11,152
Israel (0.3%):
Consumer Discretionary (0.1%):
Maytronics Ltd.	134,933	2,431
Financials (0.1%):
Bank Leumi Le	175,592	1,750
Information Technology (0.1%):
Allot Ltd. (b) (c)	161,674	851
Nice Ltd. (b)	9,987	1,990
		2,841
		7,022
Italy (3.1%):
Energy (0.3%):
Eni SpA	505,190	7,650

See notes to financial statements.

15

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.4%):
Assicurazioni Generali SpA (c)	209,230	$3,808
BPER Banca	738,848	1,523
UniCredit SpA	461,645	5,412
		10,743
Health Care (0.5%):
El.En. SpA	349,648	4,741
Recordati Industria Chimica e Farmaceutica SpA	226,873	10,165
		14,906
Industrials (0.1%):
Leonardo SpA (b)	197,437	2,126
Information Technology (0.3%):
Be Shaping The Future SpA (c)	691,693	2,441
Nexi SpA (b) (c) (d)	141,531	1,443
Sesa SpA	25,200	3,473
		7,357
Utilities (1.5%):
Enel SpA	2,990,882	19,429
Iren SpA	600,983	1,566
Snam SpA	3,028,504	17,615
		38,610
		81,392
Japan (21.4%):
Communication Services (1.7%):
Akatsuki, Inc.	67,700	1,513
Capcom Co. Ltd.	557,400	15,693
DeNA Co. Ltd.	110,280	1,591
Fuji Media Holdings, Inc.	71,148	605
Intage Holdings, Inc.	196,700	2,145
Kakaku.com, Inc.	521,000	10,269
Konami Holdings Corp.	26,000	1,760
MarkLines Co. Ltd.	133,200	2,472
Nippon Telegraph & Telephone Corp.	109,000	3,331
Nippon Television Holdings, Inc.	136,234	1,288
ValueCommerce Co. Ltd.	100,500	2,460
ZIGExN Co. Ltd.	394,100	1,136
		44,263
Consumer Discretionary (3.9%):
Arcland Service Holdings Co. Ltd. (c)	120,000	1,918
Benesse Holdings, Inc.	9,089	145
Honda Motor Co. Ltd.	290,162	7,226
Isuzu Motors Ltd.	280,994	3,298
Mitsubishi Motors Corp. (b)	330,164	987
Nikon Corp.	223,235	2,770
Nissan Motor Co. Ltd.	663,213	2,578
Open House Group Co. Ltd.	40,000	1,665

See notes to financial statements.

16

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Shimamura Co. Ltd.	36,378	$3,074
Shoei Co. Ltd.	93,500	3,484
Sony Group Corp.	63,800	5,985
Stanley Electric Co. Ltd.	79,610	1,443
Subaru Corp.	217,790	3,781
Sumitomo Electric Industries Ltd.	299,110	3,313
Sumitomo Rubber Industries Ltd.	138,120	1,259
The Furukawa Battery Co. Ltd. (c)	188,500	1,747
Toyota Motor Corp.	2,626,400	43,700
ZOZO, Inc.	545,400	11,578
		99,951
Consumer Staples (1.0%):
Ajinomoto Co., Inc.	86,900	2,107
Create SD Holdings Co. Ltd. (c)	85,700	1,952
G-7 Holdings, Inc.	131,200	1,442
Kirin Holdings Co. Ltd.	177,440	2,745
Retail Partners Co. Ltd.	189,300	1,644
Seven & i Holdings Co. Ltd.	71,300	2,985
Toyo Suisan Kaisha Ltd.	321,400	12,027
Transaction Co. Ltd. (c)	274,300	2,337
		27,239
Energy (0.2%):
Inpex Corp.	314,864	4,041
Financials (3.0%):
Dai-ichi Life Holdings, Inc.	213,073	4,403
Mitsubishi UFJ Financial Group, Inc.	5,187,892	29,517
Mizuho Financial Group, Inc.	188,850	2,246
MS&AD Insurance Group Holdings, Inc.	134,690	4,286
Nomura Holdings, Inc.	318,544	1,252
ORIX Corp.	201,400	3,829
Resona Holdings, Inc.	1,192,156	4,482
Sumitomo Mitsui Financial Group, Inc.	181,104	5,555
Sumitomo Mitsui Trust Holdings, Inc.	131,027	3,964
T&D Holdings, Inc.	437,683	5,057
Tokio Marine Holdings, Inc.	222,300	12,936
		77,527
Health Care (2.1%):
Alfresa Holdings Corp.	115,530	1,517
BML, Inc.	55,200	1,479
Eisai Co. Ltd.	22,856	941
Hoya Corp.	208,900	22,237
Japan Lifeline Co. Ltd.	180,000	1,279
Japan Medical Dynamic Marketing, Inc.	131,500	1,669
Ono Pharmaceutical Co. Ltd.	283,110	7,497
Shionogi & Co. Ltd.	249,882	13,314
Takeda Pharmaceutical Co. Ltd.	120,721	3,470
		53,403

See notes to financial statements.

17

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (5.2%):
AGC, Inc.	51,700	$1,945
Altech Corp.	120,500	1,763
BeNext-Yumeshin Group Co.	156,618	1,743
CTI Engineering Co. Ltd.	97,100	1,857
Dai-Dan Co. Ltd.	97,800	1,555
Denyo Co. Ltd.	149,100	1,833
en Japan, Inc.	160,100	2,474
Fuji Corp./Aichi	108,100	1,852
Fuji Electric Co. Ltd.	500,300	23,465
Giken Ltd.	38,600	1,054
gremz, Inc.	151,400	1,784
Hino Motors Ltd.	412,852	2,308
Hitachi Ltd.	60,400	3,134
Hokuetsu Industries Co. Ltd. (c)	127,900	840
ITOCHU Corp.	128,300	3,681
JAC Recruitment Co. Ltd.	120,200	1,685
Japan Airlines Co. Ltd. Class C (b)	174,690	3,202
JGC Holdings Corp.	268,658	3,769
Kamigumi Co. Ltd.	82,970	1,645
Komatsu Ltd.	89,500	2,225
METAWATER Co. Ltd.	102,100	1,594
Mirait Holdings Corp.	140,300	1,762
Mitsubishi Heavy Industries Ltd.	54,608	2,084
Mitsui & Co. Ltd.	110,100	2,766
Nichireki Co. Ltd.	218,000	2,210
Nihon Flush Co. Ltd.	169,800	1,221
Nippon Express Holdings, Inc.	34,900	2,027
Nippon Yusen	164,100	13,567
NS Tool Co. Ltd.	189,900	1,939
OKUMA Corp.	145,900	5,868
Organo Corp.	45,600	3,461
Sanwa Holdings Corp.	1,380,100	13,224
Shinwa Co. Ltd.	122,800	2,071
Sinko Industries Ltd.	149,800	1,831
S-Pool, Inc.	380,600	3,599
Sumitomo Heavy Industries Ltd.	89,990	2,122
THK Co. Ltd.	119,356	2,438
Tocalo Co. Ltd.	222,000	2,347
TOPPAN, Inc.	18,060	339
Weathernews, Inc.	39,700	2,061
Yamato Holdings Co. Ltd.	168,950	2,922
		135,267
Information Technology (3.0%):
Alps Alpine Co. Ltd.	145,880	1,565
Comture Corp.	113,400	2,490
Cresco Ltd.	110,100	1,850
Digital Arts, Inc.	41,600	2,259
Double Standard, Inc.	81,000	1,255
Fujitsu Ltd.	159,300	23,922

See notes to financial statements.

18

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Fukui Computer Holdings, Inc.	110,600	$2,824
Future Corp.	241,200	3,080
Kanematsu Electronics Ltd.	56,700	1,740
Murata Manufacturing Co. Ltd.	31,400	2,018
NTT Data Corp.	108,900	1,704
Oracle Corp. (c)	177,600	10,753
Pole To Win Holdings, Inc.	177,500	1,412
Softcreate Holdings Corp.	106,400	3,423
TechMatrix Corp.	128,000	1,601
Tokyo Electron Ltd.	8,200	3,759
Ulvac, Inc.	262,000	11,039
V Technology Co. Ltd.	49,000	1,104
		77,798
Materials (0.4%):
JCU Corp.	106,300	3,048
Maeda Kosen Co. Ltd.	84,400	1,710
Shin-Etsu Chemical Co. Ltd.	16,500	2,335
Taiheiyo Cement Corp.	89,030	1,330
Tosoh Corp.	148,900	2,164
		10,587
Real Estate (0.5%):
Daiwa House Industry Co. Ltd.	71,700	1,727
Mitsubishi Estate Co. Ltd.	262,786	3,908
Sumitomo Realty & Development Co. Ltd.	280,900	7,574
		13,209
Utilities (0.4%):
Chubu Electric Power Co., Inc.	775,300	7,802
Osaka Gas Co. Ltd.	110,100	2,064
		9,866
		553,151
Korea, Republic Of (1.7%):
Communication Services (0.3%):
Cheil Worldwide, Inc.	85,632	1,795
JYP Entertainment Corp.	45,751	2,094
KT Corp.	148,256	4,528
		8,417
Consumer Discretionary (0.4%):
Coway Co. Ltd.	47,103	2,711
Hankook Tire & Technology Co. Ltd.	54,403	1,561
Hyundai Mobis Co. Ltd.	13,779	2,421
Kia Corp.	33,544	2,314
LG Electronics, Inc.	20,772	1,752
		10,759

See notes to financial statements.

19

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.5%):
Hana Financial Group, Inc.	54,049	$2,162
KB Financial Group, Inc.	104,642	5,115
Shinhan Financial Group Co. Ltd.	156,956	5,465
		12,742
Industrials (0.1%):
Samsung Engineering Co. Ltd. (b)	122,607	2,424
Information Technology (0.4%):
LG Innotek Co. Ltd.	16,534	5,111
Samsung Electronics Co. Ltd.	79,399	4,318
		9,429
		43,771
Luxembourg (0.3%):
Communication Services (0.1%):
RTL Group SA	42,660	1,977
Energy (0.1%):
Tenaris SA	144,209	2,404
Materials (0.1%):
ArcelorMittal SA	76,524	2,450
		6,831
Malaysia (0.3%):
Consumer Staples (0.1%):
Kuala Lumpur Kepong Bhd	278,500	1,628
Financials (0.2%):
CIMB Group Holdings Bhd	1,694,368	1,990
RHB Bank Bhd	2,375,600	3,292
		5,282
		6,910
Mexico (0.2%):
Communication Services (0.1%):
America Movil SAB de CV Class L	1,650,399	1,745
America Movil SAB de CV, ADR	62,780	1,340
		3,085
Consumer Staples (0.1%):
Arca Continental SAB de CV	296,727	2,018
		5,103
Netherlands (3.6%):
Communication Services (0.9%):
Koninklijke KPN NV	6,193,555	22,541
VEON Ltd., ADR (b)	825,596	401
		22,942

See notes to financial statements.

20

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.2%):
Heineken NV	17,458	$1,755
Koninklijke Ahold Delhaize NV	130,999	3,612
		5,367
Financials (1.0%):
ABN AMRO Bank NV (d)	256,705	2,997
ING Groep NV	1,897,906	21,458
NN Group NV (c)	48,324	2,395
		26,850
Health Care (0.1%):
QIAGEN NV (b)	40,789	1,877
Industrials (0.7%):
PostNL NV (c)	307,709	1,047
SIF Holding NV (c)	160,874	1,803
Wolters Kluwer NV	168,158	16,590
		19,440
Information Technology (0.7%):
ASM International NV	47,056	14,588
STMicroelectronics NV	86,410	3,460
		18,048
		94,524
New Zealand (0.4%):
Consumer Staples (0.1%):
Scales Corp. Ltd.	534,312	1,590
Health Care (0.2%):
Fisher & Paykel Healthcare Corp. Ltd.	475,006	6,481
Information Technology (0.1%):
Pushpay Holdings Ltd. (b)	1,502,081	1,424
		9,495
Norway (1.4%):
Consumer Staples (0.1%):
Mowi ASA	70,820	1,850
Energy (0.6%):
Aker BP ASA (c)	204,950	8,835
Equinor ASA	48,717	1,850
Magseis Fairfield ASA (b)	1,817,715	1,180
TGS ASA	138,285	2,283
Var Energi ASA	400,946	1,911
		16,059
Financials (0.5%):
SpareBank 1 SMN	999,949	13,584
Health Care (0.1%):
Medistim ASA	80,939	2,269

See notes to financial statements.

21

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Bouvet ASA	384,120	$2,607
Materials (0.0%): (a)
Norsk Hydro ASA	84,642	679
		37,048
Russian Federation (0.0%): (a)
Communication Services (0.0%):
Mobile TeleSystems PJSC, ADR (f) (g)	177,615	14
Consumer Staples (0.0%):
Magnit PJSC, GDR (f) (g)	94,274	—	(e)
Energy (0.0%):
Gazprom PJSC, ADR (f) (g) (i) (j)	153,287	12
LUKOIL PJSC, ADR (f) (g) (i) (j)	34,917	4
		16
Financials (0.0%):
Sberbank of Russia PJSC (b) (f) (g) (i) (j)	564,350	3
Sberbank of Russia PJSC, ADR (b) (f) (g) (i) (j)	126,456	1
		4
		34
Saudi Arabia (0.2%):
Energy (0.1%):
Aldrees Petroleum and Transport Services Co.	77,006	1,571
Financials (0.1%):
Alinma Bank	281,412	2,884
		4,455
Singapore (0.4%):
Consumer Staples (0.1%):
Wilmar International Ltd.	1,035,600	3,152
Financials (0.2%):
DBS Group Holdings Ltd.	137,200	3,094
iFAST Corp. Ltd.	543,900	1,928
		5,022
Utilities (0.1%):
Sembcorp Industries Ltd.	859,000	1,784
		9,958
South Africa (0.2%):
Communication Services (0.0%): (a)
MTN Group Ltd.	75,932	819
Financials (0.1%):
Absa Group Ltd.	155,069	1,822
Old Mutual Ltd.	2,294,681	1,875
		3,697
See notes to financial statements.

22

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Impala Platinum Holdings Ltd.	115,501	$1,576
		6,092
Spain (1.5%):
Financials (1.1%):
Banco Bilbao Vizcaya Argentaria SA	3,597,187	19,682
Banco Santander SA	807,681	2,620
CaixaBank SA	1,642,945	5,946
		28,248
Health Care (0.2%):
Faes Farma SA	600,210	2,584
Laboratorios Farmaceuticos Rovi SA	27,692	1,858
		4,442
Information Technology (0.1%):
Global Dominion Access SA (d)	581,608	2,568
Utilities (0.1%):
Corp. ACCIONA Energias Renovables SA	63,847	2,497
		37,755
Sweden (2.9%):
Consumer Discretionary (0.1%):
Boozt AB (b) (c) (d)	114,228	1,158
Lyko Group AB (b) (c)	60,693	1,375
		2,533
Consumer Staples (0.1%):
Swedish Match AB	244,808	2,532
Health Care (0.6%):
BioGaia AB B Shares	227,115	2,244
Biotage AB	182,558	3,725
Cellavision AB	57,570	2,042
Sectra AB Class B (b)	147,792	2,162
SwedenCare AB (c)	257,221	2,519
Xvivo Perfusion AB (b)	109,195	2,747
		15,439
Industrials (2.0%):
Atlas Copco AB Class B	2,117,832	20,518
Atlas Copco AB (b)	529,458	433
BTS Group AB B Shares	108,097	4,156
CTT Systems AB (c)	50,526	1,062
Eolus Vind AB Class B (c)	139,230	1,385
GARO AB	205,986	3,069
Hexatronic Group AB	68,547	3,120
Nibe Industrier AB Class B	1,194,081	10,430
Sandvik AB	106,073	2,182
SKF AB B Shares	177,035	3,137
Volvo AB Class B	95,365	1,673
		51,165

See notes to financial statements.

23

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.1%):
Boliden AB (b)	70,417	$112
Boliden AB	70,417	2,965
		3,077
		74,746
Switzerland (10.5%):
Consumer Discretionary (0.2%):
Cie Financiere Richemont SA Registered Shares	20,046	2,231
The Swatch Group AG (c)	10,044	2,587
		4,818
Consumer Staples (2.8%):
Coca-Cola HBC AG	484,439	10,671
Nestle SA Registered Shares	510,132	62,411
		73,082
Financials (1.9%):
Julius Baer Group Ltd.	65,627	3,390
Partners Group Holding AG	6,912	7,439
Swiss Life Holding AG	9,679	5,489
UBS Group AG	1,724,602	32,531
		48,849
Health Care (4.0%):
Alcon, Inc.	24,549	1,843
Coltene Holding AG Registered Shares	26,804	2,627
Novartis AG Registered Shares	522,350	47,460
Roche Holding AG	153,128	52,195
		104,125
Industrials (0.8%):
Adecco Group AG	326,490	12,730
Kardex Holding AG Registered Shares	18,715	3,420
Schweiter Technologies AG Class BR	1,498	1,515
Zehnder Group AG Registered Shares	26,839	1,961
		19,626
Information Technology (0.3%):
Landis+Gyr Group AG (c)	43,425	2,536
u-blox Holding AG (b)	44,878	4,248
		6,784
Materials (0.5%):
Gurit Holding AG (c)	23,810	2,667
Holcim Ltd.	173,970	8,628
Vetropack Holding AG	50,122	2,088
		13,383
		270,667

See notes to financial statements.

24

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan (1.0%):
Financials (0.2%):
Chailease Holding Co. Ltd.	239,846	$1,846
Fubon Financial Holding Co. Ltd.	1,016,159	2,228
		4,074
Information Technology (0.8%):
Catcher Technology Co. Ltd.	475,442	2,677
Hon Hai Precision Industry Co. Ltd.	862,473	3,345
MediaTek, Inc.	85,000	2,629
Realtek Semiconductor Corp.	262,000	3,977
Taiwan Semiconductor Manufacturing Co. Ltd.	484,000	9,154
		21,782
		25,856
Thailand (0.3%):
Financials (0.2%):
Kasikornbank PCL	1,153,203	4,947
Health Care (0.1%):
Chularat Hospital PCL	20,950,000	2,277
		7,224
Turkey (0.1%):
Communication Services (0.1%):
Turk Telekomunikasyon AS (c)	1,919,927	1,147
Turkcell Iletisim Hizmetleri A/S (c)	1,064,048	1,255
		2,402
United Arab Emirates (0.1%):
Real Estate (0.1%):
Emaar Development PJSC (b)	1,646,518	1,980
United Kingdom (15.4%):
Communication Services (0.7%):
4imprint Group PLC	60,328	2,038
BT Group PLC	1,671,264	3,939
Frontier Developments PLC (b) (c)	53,219	841
ITV PLC	4,012,051	3,555
Team17 Group PLC (b)	231,250	1,368
WPP PLC	589,339	6,841
		18,582
Consumer Discretionary (1.1%):
AB Dynamics PLC (c)	124,343	1,699
Barratt Developments PLC	225,985	1,437
Focusrite PLC	262,754	3,189
JD Sports Fashion PLC (b)	1,515,561	2,341
Kingfisher PLC	528,529	1,755
Marks & Spencer Group PLC (b)	314,574	592

See notes to financial statements.

25

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Next PLC	136,688	$11,173
Stellantis NV (c)	331,211	4,969
		27,155
Consumer Staples (1.9%):
Diageo PLC	536,903	24,941
Imperial Brands PLC	845,788	19,095
J Sainsbury PLC	910,600	2,619
Tesco PLC	921,961	3,006
		49,661
Energy (3.4%):
BP PLC	6,645,887	36,112
Harbour Energy PLC	372,951	1,795
Shell PLC	1,645,665	48,665
		86,572
Financials (2.8%):
3i Group PLC	223,259	3,570
Barclays PLC	7,123,893	15,183
CMC Markets PLC (d)	460,469	1,835
HSBC Holdings PLC	3,749,987	25,107
Intermediate Capital Group PLC	283,389	5,626
Legal & General Group PLC	3,471,606	11,364
Standard Chartered PLC	1,165,684	9,264
		71,949
Health Care (0.6%):
Advanced Medical Solutions Group PLC	522,004	1,981
AstraZeneca PLC	20,749	2,742
AstraZeneca PLC	18,618	2,460
CVS Group PLC	220,276	4,979
EKF Diagnostics Holdings PLC	1,989,087	877
Ergomed PLC (b)	192,616	2,676
Tristel PLC	222,075	1,036
		16,751
Industrials (2.0%):
Ashtead Group PLC	327,879	17,177
Avon Protection PLC	93,933	1,380
Babcock International Group PLC (b)	414,677	1,763
BAE Systems PLC	381,232	3,636
Bunzl PLC	51,177	1,784
Concentric AB	121,948	2,525
easyJet PLC (b)	428,403	2,796
Ferguson PLC	18,252	2,195
Judges Scientific PLC	56,985	5,754
Renew Holdings PLC	343,697	2,999
Robert Walters PLC	328,150	2,064
Royal Mail PLC	379,816	1,487
SThree PLC	680,692	3,330
Volex PLC	580,513	2,006
		50,896

See notes to financial statements.

26

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.3%):
Aptitude Software Group PLC	350,141	$1,456
GB Group PLC	229,590	1,609
Kainos Group PLC	245,522	3,900
		6,965
Materials (2.2%):
Anglo American PLC	241,664	11,904
Croda International PLC	165,232	14,385
Endeavour Mining PLC (c)	80,558	1,854
Rio Tinto PLC	352,694	25,587
Treatt PLC	326,954	3,609
		57,339
Real Estate (0.3%):
Land Securities Group PLC	239,711	2,314
Safestore Holdings PLC	120,327	1,724
The British Land Co. PLC	348,992	2,310
Watkin Jones PLC	592,864	1,731
		8,079
Utilities (0.1%):
Centrica PLC (b)	1,551,756	1,548
Drax Group PLC	243,731	2,068
		3,616
		397,565
Total Common Stocks (Cost $2,270,644)		2,528,777
Exchange-Traded Funds (0.2%)
United States (0.2%):
iShares Core MSCI EAFE ETF	80,677	5,317
iShares Core MSCI Emerging Markets ETF	5,337	280
		5,597
Total Exchange-Traded Funds (Cost $5,690)		5,597
Collateral for Securities Loaned (5.2%)^
United States (5.2%):
HSBC US Government Money Market Fund, I Shares, 0.76% (h)	12,077,234	12,077
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (h)	121,668,113	121,668
Total Collateral for Securities Loaned (Cost $133,745)		133,745
Total Investments (Cost $2,410,079) — 103.3%		2,668,119
Liabilities in excess of other assets — (3.3)%		(86,258)
NET ASSETS — 100.00%		$2,581,861

^  Purchased with cash collateral from securities on loan.

(a)  Amount represents less than 0.05% of net assets.

(b)  Non-income producing security.

See notes to financial statements.

27

USAA Mutual Funds Trust USAA International Fund	Schedule of Portfolio Investments — continued May 31, 2022

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $29,589 thousand and amounted to 1.1% of net assets.

(e)  Rounds to less than $1 thousand.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of May 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At May 31, 2022, illiquid securities were less than 0.05% of the Fund's net assets.

(h)  Rate disclosed is the daily yield on May 31, 2022.

(i)  Restricted security that is not registered under the Securities Act of 1933.

(j)  The following table details the acquisition date and cost of the Fund's restricted securities at May 31, 2022 (amount in thousand):

Security Name	Acquisition Date	Cost
Gazprom PJSC	2/19/2016	$486
LUKOIL PJSC, ADR	12/21/2021	2,087
Sberbank of Russia PJSC	11/19/2020	2,134
Sberbank of Russia PJSC, ADR	1/20/2016	556

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

28

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA International Fund
Assets:
Investments, at value (Cost $2,410,079)	$2,668,119	(a)
Foreign currency, at value (Cost $613)	631
Cash	29,144
Receivables:
Interest and dividends	12,803
Capital shares issued	158
Investments sold	218
Reclaims	8,277
From Adviser	28
Prepaid expenses	56
Total Assets	2,719,434
Liabilities:
Payables:
Collateral received on loaned securities	133,745
Investments purchased	149
Capital shares redeemed	1,069
Accrued foreign capital gains taxes	338
Accrued expenses and other payables:
Investment advisory fees	1,497
Administration fees	268
Custodian fees	90
Transfer agent fees	237
Compliance fees	2
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	178
Total Liabilities	137,573
Net Assets:
Capital	2,320,243
Total accumulated earnings/(loss)	261,618
Net Assets	$2,581,861
Net Assets
Fund Shares	$1,301,727
Institutional Shares	1,278,976
Class A	931
Class R6	227
Total	$2,581,861
Shares (unlimited number of shares authorized with no par value):
Fund Shares	53,763
Institutional Shares	53,005
Class A	38
Class R6	9
Total	106,815

(continues on next page)

See notes to financial statements.

29

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)   (continued)

USAA International Fund
Net asset value, offering and redemption price per share: (c)
Fund Shares	$24.21
Institutional Shares	24.13
Class A	24.27
Class R6	24.53
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$25.75

(a)  Includes $127,219 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

30

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA International Fund
Investment Income:
Dividends	$104,083
Interest	5
Securities lending (net of fees)	706
Foreign tax withholding	(10,858)
Total Income	93,936
Expenses:
Investment advisory fees	21,078
Administration fees — Fund Shares	2,258
Administration fees — Institutional Shares	1,484
Administration fees — Class A	2
Administration fees — Class R6	— (a)
Sub-Administration fees	76
12b-1 fees — Class A	3
Custodian fees	593
Transfer agent fees — Fund Shares	1,603
Transfer agent fees — Institutional Shares	1,484
Transfer agent fees — Class A	1
Transfer agent fees — Class R6	— (a)
Trustees' fees	50
Compliance fees	21
Legal and audit fees	196
State registration and filing fees	57
Interfund lending fees	— (a)
Line of credit fees	1
Other expenses	329
Recoupment of prior expenses waived/reimbursed by Adviser	148
Total Expenses	29,384
Expenses waived/reimbursed by Adviser	(85)
Net Expenses	29,299
Net Investment Income (Loss)	64,637
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	95,675
Foreign taxes on realized gains	(547)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(459,118)
Net change in accrued foreign taxes on unrealized gains	195
Net realized/unrealized gains (losses) on investments	(363,795)
Change in net assets resulting from operations	$(299,158)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

31

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA International Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$64,637	$60,275
Net realized gains (losses)	95,128	194,425
Net change in unrealized appreciation/depreciation	(458,923)	764,549
Change in net assets resulting from operations	(299,158)	1,019,249
Distributions to Shareholders:
Fund Shares	(127,097)	(28,796)
Institutional Shares	(122,526)	(31,477)
Class A	(79)	(127)
Class R6	(22)	(87)
Change in net assets resulting from distributions to shareholders	(249,724)	(60,487)
Change in net assets resulting from capital transactions	(123,154)	(537,018)
Change in net assets	(672,036)	421,744
Net Assets:
Beginning of period	3,253,897	2,832,153
End of period	$2,581,861	$3,253,897

(continues on next page)

See notes to financial statements.

32

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA International Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$75,918	$80,765
Distributions reinvested	125,118	28,329
Cost of shares redeemed	(224,413)	(359,583)
Total Fund Shares	$(23,377)	$(250,489)
Institutional Shares
Proceeds from shares issued	$179,428	$78,811
Distributions reinvested	122,400	31,451
Cost of shares redeemed	(401,879)	(384,872)
Total Institutional Shares	$(100,051)	$(274,610)
Class A
Proceeds from shares issued	$106	$6,788
Distributions reinvested	60	16
Cost of shares redeemed	(138)	(14,243)
Total Class A	$28	$(7,439)
Class R6
Proceeds from shares issued	$262	$50
Distributions reinvested	22	— (a)
Cost of shares redeemed	(38)	(4,530)
Total Class R6	$246	$(4,480)
Change in net assets resulting from capital transactions	$(123,154)	$(537,018)
Share Transactions:
Fund Shares
Issued	2,716	3,115
Reinvested	4,549	1,111
Redeemed	(8,108)	(14,241)
Total Fund Shares	(843)	(10,015)
Institutional Shares
Issued	6,628	3,189
Reinvested	4,466	1,238
Redeemed	(14,102)	(15,106)
Total Institutional Shares	(3,008)	(10,679)
Class A
Issued	4	305
Reinvested	2	1
Redeemed	(5)	(568)
Total Class A	1	(262)
Class R6
Issued	8	2
Reinvested	1	— (b)
Redeemed	(1)	(157)
Total Class R6	8	(155)
Change in Shares	(3,842)	(21,111)

(a)  Rounds to less than $1 thousand.

(b)  Rounds to less than 1 thousand shares.

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA International Fund
Fund Shares
Year Ended May 31:
2022	$29.46	0.59	(i)	(3.43)	(2.84)	(0.51)	(1.90)
2021	$21.53	0.49	(i)	7.94	8.43	(0.50)	—
2020	$28.70	0.44	(i)	(1.12)	(0.68)	(0.73)	(5.76)
2019	$32.82	0.53		(2.41)	(1.88)	(0.44)	(1.80)
2018	$31.16	0.60		2.08	2.68	(0.63)	(0.39)
Institutional Shares
Year Ended May 31:
2022	$29.36	0.61	(i)	(3.41)	(2.80)	(0.53)	(1.90)
2021	$21.46	0.51	(i)	7.91	8.42	(0.52)	—
2020	$28.61	0.47	(i)	(1.12)	(0.65)	(0.74)	(5.76)
2019	$32.72	0.56		(2.41)	(1.85)	(0.46)	(1.80)
2018	$31.07	0.64		2.06	2.70	(0.66)	(0.39)
Class A
Year Ended May 31:
2022	$29.25	0.57	(i)	(3.44)	(2.87)	(0.21)	(1.90)
2021	$21.39	0.37	(i)	7.93	8.30	(0.44)	—
2020	$28.58	0.36	(i)	(1.10)	(0.74)	(0.69)	(5.76)
2019	$32.67	0.47		(2.41)	(1.94)	(0.35)	(1.80)
2018	$31.04	0.53		2.04	2.57	(0.55)	(0.39)
Class R6
Year Ended May 31:
2022	$29.65	0.80	(i)	(3.36)	(2.56)	(0.66)	(1.90)
2021	$21.52	0.49	(i)	8.19	8.68	(0.55)	—
2020	$28.66	0.49	(i)	(1.12)	(0.63)	(0.75)	(5.76)
August 17, 2018(l) through May 31, 2019	$32.01	0.52	(i)	(1.54)	(1.02)	(0.53)	(1.80)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(e)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 for Fund Shares, Institutional Shares, and Class A, and August 17, 2018 for Class R6, and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)(b)	Net Expenses(c)(d)(e)(f)(g)	Net Investment Income (Loss)(c)	Gross Expenses(c)(f)(g)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(h)
USAA International Fund
Fund Shares
Year Ended May 31:
2022	(2.41)	$24.21	(10.51)%	1.02%	2.12%	1.02%	$1,301,727	34%
2021	(0.50)	$29.46	39.52%	1.01%	1.94%	1.03%	$1,608,436	67	%(j)
2020	(6.49)	$21.53	(6.13)%	1.06%	1.68%	1.07%	$1,391,279	119	%(k)
2019	(2.24)	$28.70	(5.14)%	1.08%	1.76%	1.08%	$1,690,782	30%
2018	(1.02)	$32.82	8.61%	1.08%	1.58%	1.08%	$1,876,020	36%
Institutional Shares
Year Ended May 31:
2022	(2.43)	$24.13	(10.43)%	0.94%	2.20%	0.95%	$1,278,976	34%
2021	(0.52)	$29.36	39.61%	0.94%	2.00%	0.95%	$1,644,340	67	%(j)
2020	(6.50)	$21.46	(6.05)%	0.99%	1.77%	0.99%	$1,431,107	119	%(k)
2019	(2.26)	$28.61	(5.06)%	1.00%	1.81%	1.00%	$1,979,758	30%
2018	(1.05)	$32.72	8.68%	1.00%	1.62%	1.00%	$2,349,281	36%
Class A
Year Ended May 31:
2022	(2.11)	$24.27	(10.57)%	1.11%	2.07%	2.17%	$931	34%
2021	(0.44)	$29.25	39.11%	1.30%	1.47%	1.56%	$1,093	67	%(j)
2020	(6.45)	$21.39	(6.37)%	1.35%	1.37%	1.39%	$6,402	119	%(k)
2019	(2.15)	$28.58	(5.39)%	1.35%	1.52%	1.41%	$7,715	30%
2018	(0.94)	$32.67	8.29%	1.35%	1.29%	1.42%	$8,101	36%
Class R6
Year Ended May 31:
2022	(2.56)	$24.53	(9.53)%	0.31%	2.87%	3.83%	$227	34%
2021	(0.55)	$29.65	40.78%	0.80%	1.95%	1.22%	$28	67	%(j)
2020	(6.51)	$21.52	(5.95)%	0.85%	1.83%	1.18%	$3,365	119	%(k)
August 17, 2018(l) through May 31, 2019	(2.33)	$28.66	(2.55)%	0.85%	2.19%	2.03%	$4,477	30%

(f)  Reflects total annual operating expenses for reductions of expenses paid indirectly for the May 31 fiscal years ended 2020, 2019, 2018, and 2017. Expenses paid indirectly decreased the expense ratio for each of these respective years by less than 0.01%.

(g)  Does not include acquired fund fees and expenses, if any.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(i)  Per share net investment income (loss) has been calculated using the average daily shares method.

(j)  Reflects a return to normal trading levels after a prior year transition.

(k)  Reflects increased trading activity due to current year transition or asset allocation shift.

(l)  Commencement of operations.

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA International Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETF's, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$98,508	$2,430,235	$34	$2,528,777
Exchange-Traded Funds	5,597	—	—	5,597
Collateral for Securities Loaned	133,745	—	—	133,745
Total	$237,850	$2,430,235	$34	$2,668,119

For the year ended May 31, 2022, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$127,219	$—	$133,745

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

The Fund filed for additional European Union reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. For the year ended May 31, 2022, the Fund recognized $112 thousand in reclaims, of which $3 thousand of the amount is related to interest on the filed reclaims. These reclaims and interest are reflected on the Statement of Operations as Dividend Income and Interest Income, respectively. In July 2022, the French Tax Authority issued favorable decisions relating to claims for France and related interest entitlements and acknowledgments of payments in an amount approximating $7 million.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,007,060	$1,317,821

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of May 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	0.3
USAA Cornerstone Equity Fund	1.2
USAA Target Retirement Income Fund	0.0	(a)
USAA Target Retirement 2040 Fund	0.0	(a)
USAA Target Retirement 2050 Fund	0.0	(a)
USAA Target Retirement 2060 Fund	0.0	(a)

(a) Amount is less than 0.05%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper International Funds Index. The Lipper International Funds Index tracks the total return performance of the largest funds within the Lipper International Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper International Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $(663), $(684), $(3), and $(1) for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.04)%, (0.05)%, (0.24)%, and (0.54)% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM entered into an Investment Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"). Wellington Management directs the investment and reinvestment of a

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15%, and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A, and Class R6 are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A shares. For the year ended May 31, 2022, the Distributor did not receive any commissions.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 1.06%, 0.99%, 1.35%, and 0.85% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$17	$372	$85	$474

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$7,000	10	1.21%	$8,000

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended May 31, 2022, were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at May 31, 2022	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,603	12	0.58%	$2,640

*  For the year ended May 31, 2022, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(8,746)	$8,746

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$105,145	$144,579	$249,724	$60,487	$60,487

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$37,365	$33,708	$(717)	$70,356	$(9,626)	$200,888	$261,618

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, and passive foreign investment company adjustments.

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,467,231	$480,190	$(279,302)	$200,888

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA International Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

47

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

49

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

50

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

51

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

52

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

53

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund Shares	$1,000.00	$915.10	$1,019.80	$4.92	$5.19	1.03%
Institutional Shares	1,000.00	915.70	1,020.24	4.49	4.73	0.94%
Class A	1,000.00	914.90	1,019.25	5.44	5.74	1.14%
Class R6	1,000.00	918.30	1,022.99	1.87	1.97	0.39%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

54

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)		Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Foreign Taxes Paid
—	%(a)	81%	$49,454	$151,059	$9,403

(a)  Less than 1%.

The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on May 31, 2022, were as follows:

Foreign Source Income	Foreign Tax Expense
$0.84	$0.09

55

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA International Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") and the Subadvisory Agreement between the Adviser and Wellington Management Company LLP (the "Subadviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement and Subadvisory Agreement were approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement and Subadvisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Adviser and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and Subadvisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and the Subadviser in providing services to the Fund.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser and the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser and Subadviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the

56

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board considered the Adviser's process for monitoring the performance of the Subadviser and the Adviser's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Adviser. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Adviser after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

57

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2021, and was below the average of its performance universe and its Lipper index for the three-, five- and ten-year periods ended September 30, 2021. The Board took into account management's discussion of the Fund's performance, including the Fund's improved more recent performance as well certain changes made to the portfolio management of the Fund during the prior year.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser pays the Fund's subadvisory fees and also noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board considered the fact that the Adviser also pays the Fund's subadvisory fees. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Subadvisory Agreement

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationships; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

58

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Nature, Extent, and Quality of Services Provided; Investment Personnel — The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's levels of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Adviser's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) quarterly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

Subadviser Compensation — The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Adviser. The Trustees also relied on the ability of the Adviser to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement.

Subadvisory Fees and Fund Performance — The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Adviser and that, in turn, the Adviser pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended September 30, 2021, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Adviser's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Adviser's focus on the Subadviser's performance. The Board also noted the Subadviser's performance record for similar accounts, as applicable.

Conclusions — The Board reached the following conclusions regarding the Subadvisory Agreement: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

59

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

60

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23409-0722

MAY 31, 2022

Annual Report

USAA Sustainable World Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	48
Supplemental Information (Unaudited)	49
Trustee and Officer Information	49
Proxy Voting and Portfolio Holdings Information	55
Expense Examples	55
Additional Federal Income Tax Information	56
Advisory Contract Renewal	57
Liquidity Risk Management Program	60
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Sustainable World Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

At the start of the reporting period, equity markets consolidated, and interest rates leveled off after large upswings during the second quarter of 2021. With strong first quarter gross domestic product and corporate earnings growth in the rearview mirror, investors seemed to be contemplating their next move. Equity markets rotated from value to growth leadership as U.S. Treasury bond yields retreated from the highs of March 2021. Inflation data increased as the economy reopened more quickly than expected. The U.S. Federal Reserve (the "Fed") maintained that inflationary pressure is transitory but could become more persistent. The inflationary environment would be a key metric moving into the second half of the year.

The financial markets produced broadly flat returns in the third quarter. Conditions were initially supportive in July and August, thanks to positive economic data and continued strength in corporate earnings. The picture changed in September, however, as investors began to focus on risk factors such as supply chain disruptions and rising inflation. In addition, the Fed indicated it may begin tapering its stimulative quantitative easing policy — a development investors took as an indication that the first interest-rate increases may be on the way in 2022. News flow from overseas also took a negative turn in September, with the emergence of energy shortages in Europe and worries that the debt problems of Chinese property developer Evergrande could have a broader, systemic effect on China's economy.

Despite a number of headwinds to sentiment, U.S. equities posted solid gains in the fourth quarter of 2021, as reflected in the 11.03% return for the bellwether S&P 500® Index. The markets faced a shift in Fed policy as persistent inflation, driven by supply chain issues and rising commodity prices, led the central bank to announce, and subsequently accelerate, the tapering of its bond purchases that had helped keep longer-term borrowing costs low. In addition, the Fed began to signal the likelihood of two or more hikes in its benchmark overnight lending rate in 2022, representing a moving forward of the prior timetable. Prolonged negotiations over President Biden's Build Back Better spending bill put into question a source of anticipated fiscal stimulus. Finally, investors had to contend with the rapid emergence and spread of the Omicron variant of COVID-19, which threatened a new wave of lockdowns. Nonetheless, most major U.S. equity indices closed 2021 at or near all-time highs, supported by robust corporate profits and investor inflows given fixed income yields that remained unattractive.

The Russian invasion of Ukraine in February of 2022 added significant volatility to both equity and bond markets that were already concerned with elevated levels of inflation, a hawkish Fed, and rising interest rates. In the first quarter of 2022, the combination of widening credit spreads and rising interest rates led to the worst quarter for the Bloomberg US Aggregate Bond Index in 40 years. Equity markets did not fare any better, as the bellwether S&P 500 also posted a negative return during the quarter. With the Fed now embarking on a tightening cycle, the markets remained focused on the Fed and whether it can engineer a soft landing amidst the highest inflation readings in 40 years.

4

USAA Sustainable World Fund

Managers' Commentary (continued)

The end of the reporting period saw continued pressure on stocks and bonds. The Fed's hawkish pivot, which started in the fourth quarter of 2021, continued to put pressure on equity valuation multiples, especially for long-duration growth stocks. With inflation readings hitting four-decade highs, the Fed now faced an increasingly difficult task of implementing policy strong enough to tame inflation and provide a "soft landing" for the economy, while not being too aggressive and tilting the economy into recession. This risk contributed to the heightened stock market volatility, in addition to mounting COVID-related lockdowns in China, rising oil prices, and the ongoing conflict between Russia and the Ukraine.

•  How did the USAA Sustainable World Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, and Class A had a total return of -8.90%, -8.89%, and -9.18% respectively. This compares to returns of -6.78% for the MSCI All Country World Index, and -11.37% for the Lipper Global Funds Index.

Victory Capital Management Inc. ("VCM") is the Fund's investment adviser. RS Investments Global, RS Investments Value, Sophus Capital, Trivalent Investments, NewBridge Asset Management, and THB Asset Management are VCM investment franchises that each manage portions of the Fund. Primary responsibility for the day-to-day discretionary management of the Fund lies with the investment franchises.

•  What strategies did you employ during the reporting period?

During the one-year period ending on May 31, 2022, the Fund underperformed the MSCI All Country World Index. On a country basis, the United Kingdom and Switzerland were detractors from overall performance, mainly driven by negative stock selection. This was offset by positive stock selection in Japan and China.

Reviewing performance from a sector standpoint, stock selection was a positive contributor in information technology. The health care and consumer discretionary sectors had a negative stock selection effect. An underweight to the consumer services sector benefited results during the reporting period.

Thank you for allowing us to assist you with your investment needs.

5

USAA Sustainable World Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A
INCEPTION DATE	10/1/92	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	MSCI All-Country World Index[1]	Lipper Global Funds Index[2]
One Year	–8.90%	–8.89%	–9.18%	–14.39%	–6.78%	–11.37%
Five Year	8.50%	8.56%	8.21%	6.93%	9.00%	7.32%
Ten Year	11.06%	NA	10.77%	10.12%	10.25%	9.77%
Since Inception	NA	8.34%	NA	NA	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Sustainable World Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of large- and mid-cap stocks across developed and emerging markets. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

2The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. The index reflects the reinvestment of dividends paid on the stocks constituting the index net of withholding taxes. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Sustainable World Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks capital appreciation.

Top 10 Sectors:

May 31, 2022

(% of Net Assets)

Information Technology	21.2%
Financials	16.0%
Health Care	12.8%
Consumer Discretionary	11.4%
Industrials	9.1%
Communication Services	7.1%
Consumer Staples	7.0%
Energy	5.2%
Materials	4.6%
Utilities	2.5%

Country Allocation:

May 31, 2022

(% of Net Assets)

*  Includes countries with less than 3.0% of portfolio and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.2%)
Australia (2.2%):
Consumer Discretionary (0.5%):
Aristocrat Leisure Ltd.	216,889	$5,239
Lovisa Holdings Ltd.	39,845	428
PWR Holdings Ltd.	69,861	389
		6,056
Energy (0.1%):
Santos Ltd.	79,586	463
Woodside Energy Group Ltd.	19,081	403
		866
Financials (0.7%):
Macquarie Group Ltd.	57,380	7,622
National Australia Bank Ltd.	47,251	1,059
		8,681
Health Care (0.7%):
CSL Ltd.	41,707	8,112
Nanosonics Ltd. (a)	86,965	237
Sonic Healthcare Ltd.	21,208	557
		8,906
Industrials (0.1%):
Austal Ltd.	248,175	352
IPH Ltd.	41,079	231
Johns Lyng Group Ltd.	97,070	415
		998
Materials (0.1%):
Imdex Ltd.	177,379	316
Ramelius Resources Ltd.	412,835	387
Rio Tinto Ltd.	9,635	788
		1,491
Real Estate (0.0%): (b)
Charter Hall Group	37,952	361
Stockland	137,623	394
		755
Utilities (0.0%): (b)
Origin Energy Ltd.	122,135	598
		28,351
Austria (0.0%): (b)
Industrials (0.0%):
ANDRITZ AG	9,366	434
Belgium (0.4%):
Information Technology (0.4%):
Melexis NV	54,771	4,751

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bermuda (0.5%):
Industrials (0.5%):
Triton International Ltd.	101,709	$6,486
Brazil (0.4%):
Consumer Discretionary (0.1%):
Vibra Energia SA	228,956	937
Consumer Staples (0.1%):
Sao Martinho SA	67,400	715
Sendas Distribuidora SA	172,322	574
SLC Agricola SA	44,860	518
		1,807
Financials (0.1%):
Itau Unibanco Holding SA, ADR	152,421	835
Health Care (0.0%): (b)
Hypera SA	72,300	590
Industrials (0.0%): (b)
Randon SA Implementos e Participacoes Preference Shares	172,800	372
SIMPAR SA	156,100	392
		764
Materials (0.1%):
Dexco SA	135,642	320
Gerdau SA Preference Shares	87,000	534
		854
		5,787
Canada (4.3%):
Consumer Discretionary (0.2%):
Lululemon Athletica, Inc. (a)	7,579	2,218
Consumer Staples (0.8%):
Alimentation Couche-Tard, Inc.	216,877	9,855
Energy (0.6%):
Parex Resources, Inc. (c)	319,539	7,077
Pason Systems, Inc.	15,950	202
Trican Well Service Ltd. (a)	70,976	260
		7,539
Financials (0.4%):
Fairfax Financial Holdings Ltd.	9,700	5,384
Industrials (0.7%):
Canadian Pacific Railway Ltd.	123,386	8,805
Savaria Corp.	19,253	220
		9,025
Information Technology (0.9%):
Constellation Software, Inc.	7,372	11,604
See notes to financial statements.

9

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.7%):
Aginco Eagle Mines Ltd.	156,497	$8,296
Karora Resources, Inc. (a)	63,952	224
Wesdome Gold Mines Ltd. (a)	60,276	554
		9,074
		54,699
China (3.6%):
Communication Services (1.2%):
Baidu, Inc., ADR (a)	5,769	810
NetEase, Inc., ADR	11,111	1,152
Tencent Holdings Ltd.	307,300	14,050
		16,012
Consumer Discretionary (0.5%):
Alibaba Group Holding Ltd., ADR (a)	19,097	1,834
BYD Co. Ltd. Class H	22,000	782
China Meidong Auto Holdings Ltd.	90,000	323
Fuyao Glass Industry Group Co. Ltd. Class H (d)	104,400	505
JD.com, Inc. Class A	11,274	317
JD.com, Inc., ADR	18,570	1,042
Jiumaojiu International Holdings Ltd. (c) (d)	194,000	455
Meituan Class B (a) (d)	26,400	619
		5,877
Consumer Staples (0.5%):
Chacha Food Co. Ltd. Class A	70,000	582
Chenguang Biotech Group Co. Ltd. Class A (a)	212,300	513
Foshan Haitian Flavouring & Food Co. Ltd. Class A	400,857	4,600
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	96,300	549
		6,244
Energy (0.1%):
PetroChina Co. Ltd. Class H	2,188,000	1,152
Financials (0.8%):
Industrial & Commercial Bank of China Ltd. Class H	14,701,370	8,804
PICC Property & Casualty Co. Ltd. Class H	826,000	800
Postal Savings Bank of China Co. Ltd. Class H (d)	1,712,000	1,271
		10,875
Health Care (0.1%):
Hygeia Healthcare Holdings Co. Ltd. (d)	69,400	385
Pharmaron Beijing Co. Ltd. Class H (d)	28,800	348
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	11,000	498
		1,231
Industrials (0.1%):
China Railway Group Ltd. Class H	1,507,000	1,041
Xinte Energy Co. Ltd. Class H	218,000	512
		1,553

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (0.1%):
Luxshare Precision Industry Co. Ltd. Class A	80,200	$406
WUS Printed Circuit Kunshan Co. Ltd. Class A	300,330	709
Yonyou Network Technology Co. Ltd. Class A	94,075	273
		1,388
Materials (0.1%):
China Hongqiao Group Ltd.	578,000	716
Shandong Nanshan Aluminum Co. Ltd. Class A	683,100	363
Wanhua Chemical Group Co. Ltd. Class A	51,200	645
		1,724
Utilities (0.1%):
China Longyuan Power Group Corp. Ltd. Class H	346,000	737
		46,793
Denmark (0.8%):
Consumer Discretionary (0.3%):
Pandora A/S	46,496	3,757
Consumer Staples (0.3%):
Royal Unibrew A/S	53,114	4,661
Health Care (0.1%):
Novo Nordisk A/S Class B	12,785	1,420
Industrials (0.1%):
AP Moller — Maersk A/S Class B	247	724
INVISIO AB	15,234	244
		968
		10,806
Finland (0.1%):
Health Care (0.0%): (b)
Revenio Group Oyj	5,527	287
Industrials (0.1%):
Metso Outotec Oyj	42,735	399
Information Technology (0.0%): (b)
Nokia Oyj	68,710	345
		1,031
France (2.7%):
Communication Services (0.1%):
Publicis Groupe SA	8,842	484
Vivendi SE	25,797	308
		792
Consumer Discretionary (0.5%):
La Francaise des Jeux SAEM (d)	140,540	5,126
LVMH Moet Hennessy Louis Vuitton SE	2,334	1,507
		6,633

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (0.1%):
Pernod Ricard SA	3,636	$714
Energy (0.6%):
Gaztransport Et Technigaz SA	53,956	7,075
Financials (0.1%):
AXA SA	23,737	600
BNP Paribas SA (c)	10,446	598
		1,198
Health Care (0.0%): (b)
Pharmagest Interactive	2,628	230
Vetoquinol SA	2,414	322
		552
Industrials (0.6%):
Cie de Saint-Gobain (c)	10,876	645
Eiffage SA	3,622	359
Rexel SA (a)	18,131	386
Safran SA (c)	57,067	5,912
Teleperformance	1,164	386
Thermador Groupe	4,487	447
		8,135
Information Technology (0.1%):
Capgemini SE (c)	3,474	675
Edenred	7,120	352
Esker SA	1,123	178
Lectra	8,890	349
		1,554
Materials (0.6%):
Arkema SA	64,881	7,854
Real Estate (0.0%): (b)
Klepierre SA	12,829	293
		34,800
Germany (1.2%):
Communication Services (0.1%):
Deutsche Telekom AG	51,777	1,065
Consumer Discretionary (0.4%):
Mercedes-Benz Group AG	8,461	603
Volkswagen AG Preference Shares	31,638	5,279
		5,882
Energy (0.1%):
CropEnergies AG	14,189	154
VERBIO Vereinigte BioEnergie AG	11,272	609
		763

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
Allianz SE Registered Shares	2,770	$582
Hannover Rueck SE	2,659	407
		989
Health Care (0.2%):
Bayer AG Registered Shares	10,835	775
Eckert & Ziegler Strahlen- und Medizintechnik AG	4,222	197
Merck KGaA	4,290	809
Nexus AG	4,466	259
		2,040
Industrials (0.1%):
2G Energy AG	2,978	344
Amadeus Fire AG	1,977	289
Deutsche Post AG Registered Shares	14,594	604
SFC Energy AG (a)	6,098	165
		1,402
Information Technology (0.2%):
AIXTRON SE	13,296	393
Basler AG	2,473	301
Infineon Technologies AG	12,177	379
LPKF Laser & Electronics AG (a) (c)	10,544	131
PVA TePla AG (a)	12,535	329
SAP SE	2,896	290
Secunet Security Networks AG	973	348
		2,171
Materials (0.0%): (b)
Covestro AG (d)	11,044	506
Real Estate (0.0%): (b)
LEG Immobilien SE	2,834	292
		15,110
Greece (0.1%):
Financials (0.0%): (b)
National Bank of Greece SA (a)	122,354	466
Industrials (0.1%):
Mytilineos SA	28,809	513
		979
Hong Kong (0.3%):
Consumer Discretionary (0.1%):
Bosideng International Holdings Ltd.	938,000	499
Chow Tai Fook Jewellery Group Ltd.	207,800	360
		859
Financials (0.1%):
BOC Hong Kong Holdings Ltd.	220,000	845

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.0%): (b)
Pacific Basin Shipping Ltd.	1,484,000	$774
Real Estate (0.1%):
China Resources Land Ltd.	170,000	757
CK Asset Holdings Ltd.	56,817	370
		1,127
		3,605
India (0.7%):
Communication Services (0.0%): (b)
Sun TV Network Ltd.	41,666	238
Consumer Discretionary (0.1%):
Balkrishna Industries Ltd.	23,998	718
Mahindra & Mahindra Ltd.	81,748	1,082
		1,800
Consumer Staples (0.0%): (b)
Dabur India Ltd.	53,270	356
Financials (0.2%):
Cholamandalam Investment & Finance Co. Ltd.	92,254	803
ICICI Bank Ltd., ADR	66,070	1,272
UTI Asset Management Co. Ltd.	22,547	198
		2,273
Health Care (0.1%):
Apollo Hospitals Enterprise Ltd.	12,278	627
Industrials (0.1%):
Larsen & Toubro Ltd.	40,435	856
Information Technology (0.1%):
Infosys Ltd., ADR	63,586	1,199
WNS Holdings Ltd., ADR (a)	9,272	675
		1,874
Materials (0.1%):
NMDC Ltd.	201,247	327
Tata Steel Ltd. (e)	48,849	663
		990
Utilities (0.0%): (b)
GAIL India Ltd.	203,016	385
		9,399
Indonesia (0.9%):
Communication Services (0.8%):
PT Telkom Indonesia Persero Tbk	36,834,138	10,876
Financials (0.1%):
PT Bank Mandiri Persero Tbk	1,133,100	661
		11,537

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ireland (1.0%):
Health Care (0.0%): (b)
ICON PLC (a)	2,440	$546
Industrials (1.0%):
DCC PLC	7,728	546
Eaton Corp. PLC	75,800	10,506
Johnson Controls International PLC	22,200	1,210
		12,262
		12,808
Israel (0.1%):
Consumer Discretionary (0.0%): (b)
Maytronics Ltd.	14,458	261
Financials (0.0%): (b)
Bank Leumi Le	36,654	365
Information Technology (0.1%):
Allot Ltd. (a)	23,173	122
Nice Ltd. (a)	1,942	387
		509
		1,135
Italy (1.4%):
Health Care (0.5%):
El.En. SpA	42,010	570
Recordati Industria Chimica e Farmaceutica SpA	130,743	5,858
		6,428
Industrials (0.0%): (b)
Leonardo SpA (a)	39,159	422
Information Technology (0.1%):
Nexi SpA (a) (c) (d)	30,509	311
Sesa SpA	3,615	498
		809
Utilities (0.8%):
Enel SpA	791,797	5,144
Iren SpA	126,720	330
Snam SpA	855,435	4,975
		10,449
		18,108
Japan (5.6%):
Communication Services (1.1%):
Capcom Co. Ltd.	282,408	7,950
Intage Holdings, Inc.	19,700	215
Kakaku.com, Inc.	226,191	4,458
Konami Holdings Corp.	4,800	325
MarkLines Co. Ltd.	14,700	273

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Nippon Telegraph & Telephone Corp.	28,234	$863
ValueCommerce Co. Ltd.	11,200	274
		14,358
Consumer Discretionary (0.7%):
Open House Group Co. Ltd.	7,891	328
Shoei Co. Ltd.	13,100	488
Sony Group Corp.	14,651	1,374
The Furukawa Battery Co. Ltd.	18,300	170
Toyota Motor Corp.	53,600	892
ZOZO, Inc.	245,500	5,212
		8,464
Consumer Staples (0.6%):
Ajinomoto Co., Inc.	19,200	466
Create SD Holdings Co. Ltd.	9,100	207
Retail Partners Co. Ltd.	22,100	192
Seven & i Holdings Co. Ltd.	15,216	637
Toyo Suisan Kaisha Ltd.	154,149	5,768
		7,270
Financials (0.7%):
Mitsubishi UFJ Financial Group, Inc.	1,316,312	7,489
Mizuho Financial Group, Inc.	40,911	487
ORIX Corp.	47,674	906
Sumitomo Mitsui Financial Group, Inc.	15,275	469
		9,351
Health Care (0.5%):
Hoya Corp.	48,802	5,195
Japan Lifeline Co. Ltd.	20,600	146
Ono Pharmaceutical Co. Ltd.	13,200	350
		5,691
Industrials (1.2%):
AGC, Inc.	9,600	361
Altech Corp.	14,900	218
Denyo Co. Ltd.	14,700	181
Fuji Electric Co. Ltd.	72,300	3,391
gremz, Inc.	15,200	179
Hitachi Ltd.	12,945	672
ITOCHU Corp.	29,209	838
JAC Recruitment Co. Ltd.	15,100	212
Komatsu Ltd.	17,900	445
METAWATER Co. Ltd.	10,800	169
Mirait Holdings Corp.	16,400	206
Mitsui & Co. Ltd.	25,920	651
Nippon Express Holdings, Inc.	7,600	442
Nippon Yusen	76,654	6,337
Organo Corp.	4,100	311
S-Pool, Inc.	67,700	640

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tocalo Co. Ltd.	28,100	$297
Weathernews, Inc.	4,400	228
		15,778
Information Technology (0.7%):
Comture Corp.	14,400	316
Digital Arts, Inc.	3,700	201
Fujitsu Ltd.	4,059	609
Fukui Computer Holdings, Inc.	9,600	245
Future Corp.	29,800	381
Murata Manufacturing Co. Ltd.	6,741	433
NTT Data Corp.	23,261	364
Softcreate Holdings Corp.	11,200	360
TechMatrix Corp.	15,700	196
Tokyo Electron Ltd.	1,801	826
Ulvac, Inc.	106,582	4,491
		8,422
Materials (0.1%):
JCU Corp.	9,300	267
Maeda Kosen Co. Ltd.	9,100	184
Shin-Etsu Chemical Co. Ltd.	3,243	459
Tosoh Corp.	30,082	437
		1,347
Real Estate (0.0%): (b)
Daiwa House Industry Co. Ltd.	14,372	346
Utilities (0.0%): (b)
Osaka Gas Co. Ltd.	23,237	436
		71,463
Korea, Republic Of (1.9%):
Communication Services (0.1%):
JYP Entertainment Corp.	15,232	697
LG Uplus Corp.	69,614	778
		1,475
Consumer Discretionary (0.0%): (b)
Shinsegae, Inc.	2,963	605
Financials (0.2%):
Hana Financial Group, Inc.	23,404	936
Samsung Securities Co. Ltd.	16,707	534
Woori Financial Group, Inc.	72,751	876
		2,346
Health Care (0.1%):
InBody Co. Ltd.	14,096	316
Samsung Biologics Co. Ltd. (a) (d)	875	597
		913

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.0%): (b)
CJ Corp.	5,449	$375
Information Technology (1.5%):
Innox Advanced Materials Co. Ltd.	14,502	512
Samsung Electro-Mechanics Co. Ltd.	4,035	501
Samsung Electronics Co. Ltd.	307,928	16,747
SK Hynix, Inc.	12,628	1,095
		18,855
Materials (0.0%): (b)
PI Advanced Materials Co. Ltd.	11,946	481
		25,050
Luxembourg (0.1%):
Energy (0.1%):
Tenaris SA	33,102	552
Materials (0.0%): (b)
ArcelorMittal SA	16,261	520
		1,072
Malaysia (0.1%):
Consumer Discretionary (0.0%): (b)
MR DIY Group M Bhd (d)	431,600	320
Consumer Staples (0.0%): (b)
Kuala Lumpur Kepong Bhd	71,400	417
Financials (0.1%):
Public Bank Bhd	801,300	866
Materials (0.0%): (b)
Petronas Chemicals Group Bhd	183,400	430
		2,033
Mexico (0.1%):
Consumer Discretionary (0.0%): (b)
Alsea SAB de CV (a)	180,386	386
Financials (0.1%):
Grupo Financiero Banorte SAB de CV Class O	140,658	912
Real Estate (0.0%): (b)
Corp Inmobiliaria Vesta SAB de CV	200,600	409
		1,707
Netherlands (0.7%):
Consumer Staples (0.1%):
Heineken NV	3,656	368
Koninklijke Ahold Delhaize NV	27,098	747
		1,115

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
ING Groep NV	38,230	$432
NN Group NV (c)	9,661	479
		911
Health Care (0.0%): (b)
QIAGEN NV (a)	8,357	384
Information Technology (0.5%):
ASM International NV	17,135	5,312
STMicroelectronics NV	18,451	739
		6,051
		8,461
New Zealand (0.3%):
Health Care (0.3%):
Fisher & Paykel Healthcare Corp. Ltd.	288,197	3,932
Norway (1.1%):
Consumer Staples (0.0%): (b)
Mowi ASA	14,843	387
Energy (0.7%):
Aker BP ASA (c)	172,570	7,439
Equinor ASA	10,659	405
Magseis Fairfield ASA (a)	531,668	345
TGS ASA	12,537	207
Var Energi ASA	93,489	446
		8,842
Financials (0.4%):
SpareBank 1 SMN	341,023	4,633
Information Technology (0.0%): (b)
Bouvet ASA	31,371	213
		14,075
Peru (0.1%):
Financials (0.1%):
Credicorp Ltd.	5,647	793
Philippines (0.0%): (b)
Financials (0.0%):
BDO Unibank, Inc.	237,310	604
Qatar (0.1%):
Financials (0.1%):
Qatar Islamic Bank SAQ	118,052	751
Industrials (0.0%): (b)
Industries Qatar QSC	107,646	541
		1,292

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Russian Federation (0.0%): (b)
Consumer Staples (0.0%):
Magnit PJSC (f) (g)	7,278	$—	(h)
Energy (0.0%):
Gazprom PJSC (f) (g) (j) (k)	303,950	17
Rosneft Oil Co. PJSC, GDR (f) (g) (j) (k)	124,892	8
		25
Financials (0.0%):
Sberbank of Russia PJSC, ADR (a) (f) (g) (j) (k)	91,313	1
		26
Saudi Arabia (0.3%):
Consumer Discretionary (0.0%): (b)
Leejam Sports Co. JSC	13,379	358
Financials (0.2%):
Alinma Bank	83,352	854
The Saudi National Bank	62,375	1,206
		2,060
Health Care (0.0%): (b)
Mouwasat Medical Services Co.	6,804	396
Materials (0.1%):
Saudi Arabian Mining Co. (a)	38,698	671
		3,485
Singapore (0.5%):
Consumer Staples (0.0%): (b)
Wilmar International Ltd.	218,929	666
Financials (0.5%):
DBS Group Holdings Ltd.	30,405	686
iFAST Corp. Ltd.	64,300	228
Singapore Exchange Ltd.	741,527	5,142
		6,056
Utilities (0.0%): (b)
Sembcorp Industries Ltd.	172,900	359
		7,081
South Africa (0.8%):
Communication Services (0.1%):
MTN Group Ltd.	68,918	743
Consumer Discretionary (0.5%):
Mr Price Group Ltd.	468,817	6,211
Woolworths Holdings Ltd.	115,752	411
		6,622

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.1%):
Absa Group Ltd.	76,430	$898
Capitec Bank Holdings Ltd.	6,293	906
		1,804
Materials (0.1%):
Impala Platinum Holdings Ltd.	51,630	705
		9,874
Spain (0.7%):
Financials (0.6%):
Banco Bilbao Vizcaya Argentaria SA	1,250,936	6,845
Banco Santander SA (c)	168,132	545
		7,390
Health Care (0.0%): (b)
Laboratorios Farmaceuticos Rovi SA	5,272	354
Information Technology (0.0%): (b)
Global Dominion Access SA (d)	57,640	255
Utilities (0.1%):
Corp. ACCIONA Energias Renovables SA	12,773	499
		8,498
Sweden (1.2%):
Consumer Staples (0.0%): (b)
Swedish Match AB	53,409	552
Health Care (0.1%):
BioGaia AB B Shares	16,875	167
Biotage AB	15,338	313
Cellavision AB	5,515	196
SwedenCare AB	20,387	200
Xvivo Perfusion AB (a)	9,235	232
		1,108
Industrials (1.0%):
Atlas Copco AB Class B	680,904	6,597
Atlas Copco AB (a)	170,226	139
CTT Systems AB	8,920	187
GARO AB	17,621	263
Hexatronic Group AB	6,462	294
Nibe Industrier AB Class B	556,762	4,863
Sandvik AB	21,814	449
Volvo AB Class B	18,823	330
		13,122
Materials (0.1%):
Boliden AB (a)	13,695	22
Boliden AB	13,695	576
		598
		15,380

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Switzerland (2.5%):
Consumer Discretionary (0.0%): (b)
Cie Financiere Richemont SA Registered Shares	4,284	$477
Consumer Staples (0.1%):
Coca-Cola HBC AG	14,453	318
Nestle SA Registered Shares	12,367	1,513
		1,831
Financials (0.5%):
Julius Baer Group Ltd.	10,202	527
Partners Group Holding AG	3,543	3,813
Swiss Life Holding AG	2,216	1,257
UBS Group AG	26,949	508
		6,105
Health Care (1.4%):
Alcon, Inc.	4,956	372
Coltene Holding AG Registered Shares	4,194	411
Novartis AG Registered Shares	13,477	1,225
Roche Holding AG	45,374	15,466
		17,474
Industrials (0.3%):
Adecco Group AG	91,671	3,574
Kardex Holding AG Registered Shares	1,944	355
Zehnder Group AG Registered Shares	2,706	198
		4,127
Information Technology (0.1%):
Landis+Gyr Group AG	5,534	323
u-blox Holding AG (a)	3,921	371
		694
Materials (0.1%):
Gurit Holding AG (c)	2,330	261
Holcim Ltd.	8,902	442
Vetropack Holding AG	5,570	232
		935
		31,643
Taiwan (2.0%):
Financials (0.7%):
Cathay Financial Holding Co. Ltd.	3,993,000	7,618
CTBC Financial Holding Co. Ltd.	928,000	862
		8,480
Information Technology (1.3%):
Gold Circuit Electronics Ltd.	222,000	617
Hon Hai Precision Industry Co. Ltd.	212,000	822
Lite-On Technology Corp.	3,186,000	6,894
MediaTek, Inc.	41,000	1,268

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd.	335,000	$6,336
Unimicron Technology Corp.	64,000	470
		16,407
Materials (0.0%): (b)
Formosa Plastics Corp.	157,000	566
		25,453
Thailand (0.3%):
Energy (0.1%):
PTT PCL	637,900	711
Financials (0.1%):
SCB X PCL (a)	236,100	780
Health Care (0.0%): (b)
Mega Lifesciences PCL	373,100	567
Materials (0.1%):
Indorama Ventures PCL	461,500	662
Real Estate (0.0%): (b)
AP Thailand PCL	1,836,700	601
		3,321
United Kingdom (5.3%):
Communication Services (0.2%):
4imprint Group PLC	6,897	233
ITV PLC	2,672,277	2,368
WPP PLC	26,301	305
		2,906
Consumer Discretionary (0.6%):
Aptiv PLC (a)	14,623	1,553
Barratt Developments PLC	47,584	303
Focusrite PLC (c)	33,624	408
JD Sports Fashion PLC (a)	326,255	504
Next PLC	41,094	3,359
Stellantis NV (c)	69,673	1,045
		7,172
Consumer Staples (0.5%):
Imperial Brands PLC	286,003	6,457
Tesco PLC	188,957	616
		7,073
Energy (0.1%):
BP PLC	171,746	933
Harbour Energy PLC	71,795	346
		1,279
Financials (1.6%):
3i Group PLC	46,192	739
Barclays PLC	2,459,456	5,242
CMC Markets PLC (d)	45,163	180

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HSBC Holdings PLC	967,390	$6,477
Intermediate Capital Group PLC	135,315	2,686
Legal & General Group PLC	109,379	358
Standard Chartered PLC	77,243	614
Willis Towers Watson PLC	17,100	3,609
		19,905
Health Care (0.1%):
AstraZeneca PLC	8,237	1,089
Ergomed PLC (a)	14,702	204
		1,293
Industrials (0.8%):
Alpha Financial Markets Consulting PLC	49,436	246
Ashtead Group PLC	86,925	4,554
Bunzl PLC	9,902	345
Concentric AB	11,502	238
Ferguson PLC	3,758	452
Judges Scientific PLC	5,411	546
Renew Holdings PLC	36,672	320
Robert Walters PLC	34,399	217
Royal Mail PLC	79,074	310
Sensata Technologies Holding PLC	42,200	2,027
SThree PLC	69,514	340
Volex PLC	61,981	214
		9,809
Information Technology (0.0%): (b)
GB Group PLC	24,928	175
Kainos Group PLC	22,249	353
		528
Materials (1.4%):
Anglo American PLC	46,917	2,311
Croda International PLC	55,033	4,791
Rio Tinto PLC	145,759	10,575
Treatt PLC	34,714	383
		18,060
Real Estate (0.0%): (b)
Safestore Holdings PLC	22,791	326
Utilities (0.0%): (b)
Drax Group PLC	42,532	361
		68,712
United States (53.8%):
Communication Services (3.4%):
Alphabet, Inc. Class C (a)	11,437	26,085
Alphabet, Inc. Class A (a)	400	910
EverQuote, Inc. Class A (a)	26,284	235
Meta Platforms, Inc. Class A (a)	83,260	16,123
		43,353

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (6.9%):
Airbnb, Inc. Class A (a)	14,978	$1,810
Amazon.com, Inc. (a)	7,895	18,981
America's Car-Mart, Inc. (a)	3,090	335
Bassett Furniture Industries, Inc.	27,928	455
BJ's Restaurants, Inc. (a)	11,375	299
Burlington Stores, Inc. (a)	9,291	1,564
Century Communities, Inc.	11,691	636
Holley, Inc. (a)	16,609	174
Lazydays Holdings, Inc. (a) (c)	17,665	274
LKQ Corp.	62,000	3,186
M/I Homes, Inc. (a)	5,919	277
MasterCraft Boat Holdings, Inc. (a)	9,039	212
McDonald's Corp.	78,992	19,923
Movado Group, Inc.	18,444	626
NIKE, Inc. Class B	18,209	2,164
O'Reilly Automotive, Inc. (a)	3,919	2,497
PulteGroup, Inc.	192,934	8,732
Ross Stores, Inc.	94,800	8,060
Ruth's Hospitality Group, Inc.	22,647	417
Target Corp.	41,645	6,741
Tesla, Inc. (a)	11,378	8,627
Tractor Supply Co.	6,373	1,194
Universal Technical Institute, Inc. (a)	47,182	428
Vera Bradley, Inc. (a)	38,998	266
		87,878
Consumer Staples (3.9%):
Colgate-Palmolive Co.	175,657	13,844
Keurig Dr Pepper, Inc.	91,300	3,172
Lamb Weston Holdings, Inc.	22,500	1,521
Mondelez International, Inc. Class A	31,400	1,996
PepsiCo, Inc.	100,860	16,919
The Estee Lauder Cos., Inc.	41,388	10,539
U.S. Foods Holding Corp. (a)	49,200	1,629
		49,620
Energy (2.7%):
Cactus, Inc. Class A	136,567	7,159
Clean Energy Fuels Corp. (a)	58,959	326
ConocoPhillips	120,036	13,487
Enterprise Products Partners LP	98,500	2,701
Expro Group Holdings NV (a)	17,243	236
Hess Corp.	15,600	1,920
Marathon Oil Corp.	82,400	2,590
Ovintiv, Inc.	44,800	2,508
Profire Energy, Inc. (a)	208,057	277
RPC, Inc. (a)	80,443	753
Select Energy Services, Inc. Class A (a)	36,482	309
Solaris Oilfield Infrastructure, Inc. Class A	18,502	249

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TETRA Technologies, Inc. (a)	180,847	$908
Valero Energy Corp.	9,900	1,283
		34,706
Financials (7.3%):
Bank of America Corp.	359,885	13,388
BayCom Corp.	14,816	343
Blackstone, Inc.	19,974	2,353
Cboe Global Markets, Inc.	28,800	3,234
Coastal Financial Corp. (a)	4,916	194
Comerica, Inc.	37,700	3,137
First Busey Corp.	43,177	1,012
Heritage Financial Corp.	26,577	694
Interactive Brokers Group, Inc.	36,400	2,240
JPMorgan Chase & Co.	96,214	12,722
KeyCorp	39,900	796
LPL Financial Holdings, Inc.	46,904	9,202
MSCI, Inc.	4,709	2,083
Old Second Bancorp, Inc.	50,492	771
S&P Global, Inc.	30,027	10,494
State Street Corp.	13,200	957
Synchrony Financial	201,400	7,460
The First Bancshares, Inc.	11,782	355
The PNC Financial Services Group, Inc.	34,078	5,978
The Progressive Corp.	45,900	5,480
Unum Group	278,186	10,140
		93,033
Health Care (8.6%):
AbbVie, Inc.	19,700	2,903
Addus HomeCare Corp. (a)	3,623	303
Align Technology, Inc. (a)	5,280	1,466
Amedisys, Inc. (a)	27,528	3,191
Amgen, Inc.	51,151	13,133
Amneal Pharmaceuticals, Inc. (a)	84,524	307
Atrion Corp.	633	398
BioLife Solutions, Inc. (a)	16,954	233
Catalyst Pharmaceuticals, Inc. (a)	38,066	274
Cigna Corp.	14,500	3,890
CryoLife, Inc. (a)	13,167	258
CVS Health Corp.	121,492	11,754
Dexcom, Inc. (a)	5,821	1,734
Eli Lilly & Co.	45,873	14,378
Humana, Inc.	9,800	4,451
IDEXX Laboratories, Inc. (a)	18,823	7,371
Johnson & Johnson	124,565	22,363
Lantheus Holdings, Inc. (a)	5,183	355
LeMaitre Vascular, Inc.	13,427	614
Medtronic PLC	31,800	3,185
Merck & Co., Inc.	31,900	2,936
Meridian Bioscience, Inc. (a)	14,285	393

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ModivCare, Inc. (a)	3,043	$290
Orthofix Medical, Inc. (a)	18,589	511
Sotera Health Co. (a)	118,300	2,520
Thermo Fisher Scientific, Inc.	5,562	3,157
UnitedHealth Group, Inc.	5,400	2,683
Veeva Systems, Inc. Class A (a)	10,328	1,758
Vericel Corp. (a)	9,233	251
Zoetis, Inc.	19,191	3,280
		110,340
Industrials (2.3%):
Allied Motion Technologies, Inc.	13,482	331
ARC Document Solutions, Inc.	89,179	267
CIRCOR International, Inc. (a)	13,623	265
Concrete Pumping Holdings, Inc. (a)	33,637	182
CoStar Group, Inc. (a)	26,770	1,631
Generac Holdings, Inc. (a)	7,230	1,786
Harsco Corp. (a)	25,807	214
Honeywell International, Inc.	60,481	11,710
Hyster-Yale Materials Handling, Inc.	10,250	379
Insteel Industries, Inc.	17,424	722
Karat Packaging, Inc. (a)	11,009	216
L3Harris Technologies, Inc.	5,600	1,349
Leidos Holdings, Inc.	22,300	2,330
NN, Inc. (a)	56,885	159
Northwest Pipe Co. (a)	10,499	351
NOW, Inc. (a)	28,356	313
PACCAR, Inc.	6,600	573
Parker-Hannifin Corp.	4,500	1,225
Preformed Line Products Co.	3,890	241
Raytheon Technologies Corp.	13,800	1,313
The Greenbrier Cos., Inc.	14,792	616
The Shyft Group, Inc.	6,099	135
Transcat, Inc. (a)	9,640	611
Twin Disc, Inc. (a)	20,108	201
Uber Technologies, Inc. (a)	76,858	1,783
Union Pacific Corp.	5,200	1,143
		30,046
Information Technology (15.1%):
Adobe, Inc. (a)	6,564	2,734
Apple, Inc.	305,488	45,469
Arista Networks, Inc. (a)	21,921	2,242
Broadcom, Inc.	3,297	1,913
Cadence Design Systems, Inc. (a)	21,967	3,377
CDW Corp.	13,404	2,277
Cisco Systems, Inc.	210,155	9,467
Crowdstrike Holdings, Inc. Class A (a)	7,201	1,152
ePlus, Inc. (a)	13,319	756
Euronet Worldwide, Inc. (a)	14,800	1,793
Fidelity National Information Services, Inc.	27,900	2,915

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
FleetCor Technologies, Inc. (a)	7,000	$1,742
Fortinet, Inc. (a)	34,387	10,115
Global Payments, Inc.	13,500	1,769
Grid Dynamics Holdings, Inc. (a)	36,838	663
Ichor Holdings Ltd. (a)	18,465	558
Luna Innovations, Inc. (a)	73,822	446
Mastercard, Inc. Class A	43,265	15,483
Microsoft Corp.	165,454	44,982
Motorola Solutions, Inc.	8,272	1,818
Napco Security Technologies, Inc. (a)	29,048	570
NVIDIA Corp.	89,994	16,804
Palo Alto Networks, Inc. (a)	3,285	1,652
PAR Technology Corp. (a) (c)	10,800	406
Perficient, Inc. (a)	4,405	431
ServiceNow, Inc. (a)	7,430	3,473
Texas Instruments, Inc.	66,426	11,741
The Trade Desk, Inc. Class A (a)	30,754	1,601
Ultra Clean Holdings, Inc. (a)	13,455	451
Visa, Inc. Class A	21,410	4,543
Wayside Technology Group, Inc.	7,331	277
		193,620
Materials (0.9%):
Alcoa Corp.	59,201	3,654
Freeport-McMoRan, Inc.	26,000	1,016
Hawkins, Inc.	6,820	247
Koppers Holdings, Inc.	17,507	474
Newmont Corp.	32,500	2,205
PPG Industries, Inc.	7,500	949
Sealed Air Corp.	48,000	2,985
UFP Technologies, Inc. (a)	5,904	451
		11,981
Real Estate (1.2%):
Gladstone Land Corp.	11,050	297
Host Hotels & Resorts, Inc.	75,900	1,517
Prologis, Inc.	103,999	13,258
		15,072
Utilities (1.5%):
Constellation Energy Corp.	24,833	1,542
Exelon Corp.	47,500	2,334
FirstEnergy Corp.	41,300	1,774
MGE Energy, Inc.	118,041	9,369
The York Water Co.	7,161	293
Vistra Corp.	171,700	4,528
		19,840
		689,489
Total Common Stocks (Cost $1,064,302)		1,260,063

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (0.1%)
United States (0.1%):
iShares Core MSCI EAFE ETF	114	$7
iShares MSCI EAFE Small-Cap ETF (c)	5,697	353
iShares Russell 2000 ETF (c)	1,768	328
Total Exchange-Traded Funds (Cost $757)		688
Collateral for Securities Loaned (1.5%)^
United States (1.5%):
Invesco Government & Agency Portfolio, Institutional Shares, 0.67% (i)	19,138,333	19,138
Total Collateral for Securities Loaned (Cost $19,138)		19,138
Total Investments (Cost $1,084,197) — 99.8%		1,279,889
Other assets in excess of liabilities — 0.2%		2,581
NET ASSETS — 100.00%		$1,282,470

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $10,878 thousand and amounted to 0.8% of net assets.

(e)  Issuer filed for bankruptcy.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of net assets as of May 31, 2022. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(g)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of May 31, 2022, illiquid securities were less than 0.05% of the Fund's net assets.

(h)  Rounds to less than $1 thousand.

(i)  Rate disclosed is the daily yield on May 31, 2022.

(j)  Restricted security that is not registered under the Securities Act of 1933.

(k)  The following table details the acquisition date and cost of the Fund's restricted securities at May 31, 2022 (amount in thousand):

Security Name	Acquisition Date	Cost
Gazprom PJSC	9/16/2021	$1,231
Rosneft Oil Co. PJSC, GDR	10/4/2021	964
Sberbank of Russia PJSC, ADR	7/7/2021	1,405

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Sustainable World Fund	Schedule of Portfolio Investments — continued May 31, 2022

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See notes to financial statements.

30

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Sustainable World Fund
Assets:
Investments, at value (Cost $1,084,197)	$1,279,889	(a)
Foreign currency, at value (Cost $857)	880
Cash	16,000
Receivables:
Interest and dividends	2,945
Capital shares issued	196
Investments sold	2,904
Reclaims	2,114
From Adviser	3
Prepaid expenses	39
Total Assets	1,304,970
Liabilities:
Payables:
Collateral received on loaned securities	19,138
Investments purchased	1,572
Capital shares redeemed	524
Accrued foreign capital gains taxes	43
Accrued expenses and other payables:
Investment advisory fees	800
Administration fees	160
Custodian fees	45
Transfer agent fees	115
Compliance fees	1
Trustees' fees	—	(b)
12b-1 fees	—	(b)
Other accrued expenses	102
Total Liabilities	22,500
Net Assets:
Capital	1,084,196
Total accumulated earnings/(loss)	198,274
Net Assets	$1,282,470
Net Assets
Fund Shares	$1,272,993
Institutional Shares	5,301
Class A	4,176
Total	$1,282,470
Shares (unlimited number of shares authorized with no par value):
Fund Shares	53,718
Institutional Shares	223
Class A	176
Total	54,117
Net asset value, offering and redemption price per share: (c)
Fund Shares	$23.70
Institutional Shares	23.78
Class A	23.77
Maximum Sales Charge — Class A	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$25.22

(a)  Includes $17,962 thousand of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

31

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Sustainable World Fund
Investment Income:
Dividends	$30,586
Interest	5
Securities lending (net of fees)	109
Foreign tax withholding	(2,432)
Total Income	28,268
Expenses:
Investment advisory fees	11,033
Administration fees — Fund Shares	2,197
Administration fees — Institutional Shares	3
Administration fees — Class A	5
Sub-Administration fees	103
12b-1 fees — Class A	8
Custodian fees	320
Transfer agent fees — Fund Shares	1,396
Transfer agent fees — Institutional Shares	3
Transfer agent fees — Class A	3
Trustees' fees	49
Compliance fees	10
Legal and audit fees	135
State registration and filing fees	43
Other expenses	179
Total Expenses	15,487
Expenses waived/reimbursed by Adviser	(21)
Net Expenses	15,466
Net Investment Income (Loss)	12,802
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency transactions	48,933
Foreign taxes on realized gains	(32)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(187,082)
Net change in accrued foreign taxes on unrealized gains	94
Net realized/unrealized gains (losses) on investments	(138,087)
Change in net assets resulting from operations	$(125,285)
See notes to financial statements.

32

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Sustainable World Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$12,802	$11,845
Net realized gains (losses)	48,901	265,661
Net change in unrealized appreciation/depreciation	(186,988)	176,212
Change in net assets resulting from operations	(125,285)	453,718
Distributions to Shareholders:
Fund Shares	(247,859)	(64,664)
Institutional Shares	(505)	(328)
Class A	(464)	(321)
Change in net assets resulting from distributions to shareholders	(248,828)	(65,313)
Change in net assets resulting from capital transactions	143,070	(116,446)
Change in net assets	(231,043)	271,959
Net Assets:
Beginning of period	1,513,513	1,241,554
End of period	$1,282,470	$1,513,513

(continues on next page)

See notes to financial statements.

33

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Sustainable World Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$72,669	$72,139
Distributions reinvested	245,078	63,933
Cost of shares redeemed	(180,222)	(241,694)
Total Fund Shares	$137,525	$(105,622)
Institutional Shares
Proceeds from shares issued	$4,067	$1,307
Distributions reinvested	496	96
Cost of shares redeemed	(1,169)	(6,761)
Total Institutional Shares	$3,394	$(5,358)
Class A
Proceeds from shares issued	$2,341	$6,709
Distributions reinvested	253	61
Cost of shares redeemed	(443)	(12,236)
Total Class A	$2,151	$(5,466)
Change in net assets resulting from capital transactions	$143,070	$(116,446)
Share Transactions:
Fund Shares
Issued	2,521	2,582
Reinvested	8,958	2,305
Redeemed	(6,358)	(8,859)
Total Fund Shares	5,121	(3,972)
Institutional Shares
Issued	161	48
Reinvested	18	3
Redeemed	(42)	(227)
Total Institutional Shares	137	(176)
Class A
Issued	89	280
Reinvested	9	2
Redeemed	(15)	(464)
Total Class A	83	(182)
Change in Shares	5,341	(4,330)

See notes to financial statements.

34

This page is intentionally left blank.

35

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Sustainable World Fund
Fund Shares
Year Ended May 31: 2022	$31.03	0.25	(f)	(2.36)	(2.11)	(0.27)	(4.95)
2021	$23.38	0.23	(f)	8.74	8.97	(0.18)	(1.14)
2020	$30.71	0.27	(f)	2.87	3.14	(0.32)	(10.15)
2019	$31.82	0.33		0.51	0.84	(0.28)	(1.67)
2018	$31.16	0.30		1.78	2.08	(0.23)	(1.19)
Institutional Shares
Year Ended May 31: 2022	$31.10	0.31	(f)	(2.41)	(2.10)	(0.27)	(4.95)
2021	$23.42	0.24	(f)	8.77	9.01	(0.19)	(1.14)
2020	$30.74	0.29	(f)	2.86	3.15	(0.32)	(10.15)
2019	$31.75	0.38		0.48	0.86	(0.20)	(1.67)
2018	$31.14	0.29		1.80	2.09	(0.29)	(1.19)
Class A
Year Ended May 31: 2022	$31.06	0.19	(f)	(2.40)	(2.21)	(0.13)	(4.95)
2021	$23.40	0.15	(f)	8.76	8.91	(0.11)	(1.14)
2020	$30.77	0.19	(f)	2.86	3.05	(0.27)	(10.15)
2019	$31.86	0.24	(f)	0.53	0.77	(0.19)	(1.67)
2018	$31.07	0.18	(f)	1.80	1.98	— (j)	(1.19)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Reflects a return to normal trading levels after a prior year subadviser termination.

(h)  Reflects increased trading activity due to current year transition or asset allocation shift.

(i)  Effective October 1, 2018, USAA Asset Management Company ("AMCO") (previous Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average daily net assets.

(j)  Amount is less than $0.005 per share.

(k)  Effective October 1, 2017, AMCO had voluntarily agreed to limit the annual expenses of the Class A shares to 1.35% of the Class A shares' average daily net assets.

See notes to financial statements.

36

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficiary Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Sustainable World Fund
Fund Shares
Year Ended May 31: 2022	(5.22)	—		$23.70	(8.90)%	1.05%		0.87%	1.05%	$1,272,993	37	%(g)
2021	(1.32)	—		$31.03	39.07%	1.05%		0.86%	1.05%	$1,507,963	88%
2020	(10.47)	—		$23.38	7.81%	1.07%		0.98%	1.07%	$1,228,986	103	%(h)
2019	(1.95)	—		$30.71	3.23%	1.09%		1.09%	1.09%	$1,280,661	8%
2018	(1.42)	—		$31.82	6.68%	1.10%		0.98%	1.10%	$1,353,880	10%
Institutional Shares
Year Ended May 31: 2022	(5.22)	—		$23.78	(8.87)%	1.00%		1.10%	1.29%	$5,301	37	%(g)
2021	(1.33)	—		$31.10	39.17%	0.99%		0.87%	1.27%	$2,660	88%
2020	(10.47)	—		$23.42	7.85%	1.00%		1.00%	1.13%	$6,143	103	%(h)
2019	(1.87)	—		$30.74	3.29%	1.05	%(i)	1.13%	1.11%	$12,567	8%
2018	(1.48)	—		$31.75	6.70%	1.10%		1.19%	1.10%	$30,127	10%
Class A
Year Ended May 31: 2022	(5.08)	—		$23.77	(9.18)%	1.32%		0.67%	1.68%	$4,176	37	%(g)
2021	(1.25)	—		$31.06	38.73%	1.32%		0.53%	1.62%	$2,890	88%
2020	(10.42)	—		$23.40	7.49%	1.35%		0.68%	1.43%	$6,425	103	%(h)
2019	(1.86)	—		$30.77	2.98%	1.35%		0.76%	1.46%	$8,133	8%
2018	(1.19)	—	(j)	$31.86	6.36%	1.39	%(k)	0.57%	1.43%	$10,114	10%

See notes to financial statements.

37

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Sustainable World Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Portfolio securities listed or traded on securities exchanges, including Exchange-Traded Funds ("ETFs"), and American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies, other than ETF's, are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. The valuations are categorized as Level 2 in the fair value hierarchy.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$787,337	$472,700	$26	$1,260,063
Exchange-Traded Funds	688	—	—	688
Collateral for Securities Loaned	19,138	—	—	19,138
Total	$807,163	$472,700	$26	$1,279,889

For the year ended May 31, 2022, the Fund had transfers into/out of Level 3 that were under 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities often designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although the lack of liquidity of

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of May 31, 2022, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of May 31, 2022.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$17,962	$—	$19,138

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency transactions on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$534,048	$632,499

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the largest funds within the Lipper Global Funds category.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $0, $0, and $(1) for Fund Shares, Institutional Shares, and Class A, in thousands, respectively. Performance adjustments were 0.00%, 0.00%, and (0.03)% for Fund Shares, Institutional Shares, and Class A, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10% and 0.15%, which is based on the Fund's average daily net assets of the Fund Shares, Institutional Shares, and Class A, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares and Class A are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.10%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended May 31, 2022, the Distributor received less than $1 thousand from commissions earned in connection with sales of Class A.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 1.09%, 1.00%, and 1.35% for Fund Shares, Institutional Shares, and Class A, respectively.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement;

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$14	$37	$21	$72

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended May 31, 2022.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Risk — The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic and political conditions and other factors. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods.

Foreign Securities Risk — Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows (amounts in thousands):

Total Accumulated Earnings/(Loss)	Capital
$(1,546)	$1,546

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$54,516	$194,312	$248,828	$9,425	$55,888	$65,313

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Earnings (Loss)	Accumulated Earnings	Qualified Late-Year Losses* Deferral	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$4,578	$27,712	$(122)	$32,168	$(16,017)	$182,123	$198,274

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, passive foreign investment company adjustments, partnership, and REITs/return of capital.

As of May 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,097,766	$281,915	$(99,792)	$182,123

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Sustainable World Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Sustainable World Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

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USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund Shares	$1,000.00	$890.60	$1,019.65	$5.00	$5.34	1.06%
Institutional Shares	1,000.00	890.70	1,019.95	4.71	5.04	1.00%
Class A	1,000.00	889.10	1,018.20	6.36	6.79	1.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Dividends Received Deduction (corporate shareholders)	Qualified Dividend Income (non-corporate shareholders)	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
37%	80%	$39,594	$195,567

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Sustainable World Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

57

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was equal to the median of its expense group and above the median of the expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were equal to the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

58

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

59

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

60

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23411-0722

MAY 31, 2022

Annual Report

USAA Government Securities Fund

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Schedule of Portfolio Investments	8
Financial Statements
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Supplemental Information (Unaudited)	32
Trustee and Officer Information	32
Proxy Voting and Portfolio Holdings Information	38
Expense Examples	38
Additional Federal Income Tax Information	39
Advisory Contract Renewal	40
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Government Securities Fund

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

As we began the reporting year in June of 2021, conditions were still dominated by the COVID-19 pandemic. Between various COVID-19 variants, the waves of infection throughout the year caused fears of reinstating lockdowns and potentially another global recession. However, economies remained resilient as they were supported by massive stimulus programs, quantitative easing, interest rates at or near zero, and people adapting to the pandemic. With economies running above long-term growth rates, supply chain disruptions in many industries, and consumers flush with liquidity from multiple stimulus checks, a new threat to the economy emerged: inflation.

In March of 2021, a widely recognized inflation yardstick, the Consumer Price Index ("CPI"), signaled that the economy was finally getting back to normal as CPI increased by 2.6%, exceeding the U.S Federal Reserve's (the "Fed") 2% long-term inflation target for the first time since February 2020. As 2021 progressed, CPI hit an alarming 6.8% in November, which was the largest increase since June 1982. All of 2021, the Fed had been attributing inflationary factors as being largely transitory and vowed to stay the course with current policies in place. However, that strong November inflation print led to a capitulation by the Fed. As late as September 2021, at the Federal Open Market Committee ("FOMC") meeting, Fed Chair Jerome Powell announced that the FOMC had decided to keep the target range for the federal funds rate at 0% to 0.25% and continue the current pace of asset purchases. The November CPI number forced a Fed strategy pivot. At its very next meeting, the FOMC announced that it intended to begin paring back its bond purchases, a process known as tapering. With higher CPI prints in the months following November, the FOMC began raising the federal funds rate, with a 25 basis point increase in March and a subsequent 50 basis point increase in May, to bring the federal funds target rate to between 0.75% and 1.0% on May 31, 2022. (A basis point is 1/100th of a percentage point.) The Fed has stated its intention to try and bring inflation down while not causing a recession, which we believe will not be easy. Current market expectations based on the Fed's guidance is for the federal funds rate to be almost 3% by the end of 2022.

U.S. Treasury yields across the curve ended the reporting period much higher than they started. The short end of the curve rose significantly, with the two-year U.S. Treasury yield up 2.39% from the beginning of the reporting period, to end at 2.53%. The longer end of the curve rose as well, with the 10-year U.S. Treasury yield up 1.27%, to finish the period at 2.85%. Residential mortgage interest rates, which have historically been tied to the 10-year U.S. Treasury yield, rose during the reporting period given the increase in treasury rates. The interest rate on a 15-year residential mortgage started the period at 2.37%, and ended the period at 4.62%. The interest rate on a 30-year residential mortgage increased from 3.08% at the beginning of the period, and ended the period at 5.35%.

4

USAA Government Securities Fund

Managers' Commentary (continued)

•  How did the USAA Government Securities Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A, and R6 Shares. For the reporting period ended May 31, 2022, the Fund Shares, Institutional Shares, Class A, and R6 Shares had total returns of -5.71%, -5.64%, -5.70%, and -5.36%, respectively. This compares to a total return of -6.57% for the Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index (the "Index"), and -7.23% for the Lipper Intermediate U.S. Government Funds Index.

•  What strategies did you employ during the reporting period?

The Fund outperformed its benchmark index, the Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index, for the year ended May 31, 2022. The largest contributor to outperformance was the Fund's underweight position in agency mortgage-backed securities ("MBS"), as the increase in interest rates during the annual reporting period negatively impacted the prices of these securities. In particular, the MBS extension risk that we have discussed in previous annual reports came to fruition as the duration of the MBS portion of the Index extended during the reporting period. The Fund's slightly shorter duration and an underweight to U.S. Treasuries also benefited performance during the annual reporting period. An overweight to Agency Commercial Mortgage-Backed Securities ("CMBS") and high-quality municipal securities relative to the benchmark detracted from overall performance.

During the reporting period, we purchased floating rate Small Business Administration loan pools and added government guaranteed student loan asset-backed securities in anticipation of short-term rates increasing over the next year. We also purchased Treasuries with proceeds received from the sale of an Agency CMBS, as spreads for Agency CMBS have tightened significantly over the past year. The U.S. Treasuries we purchased primarily had longer maturities and were utilized to increase the duration of the portfolio as the duration of the index increased because of the MBS duration extension. We also increased the Fund's allocation to MBS as prices have fallen on these securities and return opportunities have increased in our view. We have and will continue to manage the Fund to seek to minimize both contraction and extension risk. (Contraction risk is the risk that mortgage prepayments will accelerate, causing the average life of mortgage prepayments to accelerate, causing the average life of a mortgage to shorten, resulting in the reinvestment of proceeds at lower yields. Extension risk is the risk that mortgage prepayments will decelerate, causing the average life of a mortgage to lengthen — or extend — and become more sensitive to upward interest rate movement.)

Thank you for allowing us to assist in your investment needs.

5

USAA Government Securities Fund

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

	Fund Shares	Institutional Shares	Class A		Class R6
INCEPTION DATE	2/1/91	8/10/15	8/1/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maximum Offering Price	Net Asset Value	Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index[1]	Lipper Intermediate U.S. Government Funds Index[2]
One Year	–5.71%	–5.64%	–5.70%	–7.81%	–5.36%	–6.57%	–7.23%
Five Year	1.06%	1.17%	0.86%	0.40%	1.26%	0.81%	0.71%
Ten Year	1.23%	NA	0.96%	0.73%	NA	1.18%	0.95%
Since Inception	NA	1.31%	NA	NA	1.44%	NA	NA

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The maximum offering price figures reflect a maximum sales charge of 2.25% for Class A. Net Asset Value does not reflect sales charges.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Government Securities Fund — Growth of $10,000

1The unmanaged Bloomberg U.S. Aggregate Government Intermediate & Mortgage-Backed Securities Index consists of intermediate U.S. Treasury and Agency unsecured notes and securities backed by pools of mortgages issued by U.S. Government Agencies, GNMA, Fannie Mae, or Freddie Mac. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index. As of August 24, 2021, Bloomberg rebranded the Bloomberg Barclays fixed income indices as "Bloomberg Indices."

2The unmanaged Lipper Intermediate U.S. Government Funds Index is considered representative of intermediate U.S. government funds. This index does not include the effect of sales charges, commissions, expenses, or taxes, is not representative of the Fund, and it is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

6

USAA Mutual Funds Trust USAA Government Securities Fund	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund provides investors a high level of current income consistent with preservation of principal.

Asset Allocation:

May 31, 2022

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (2.9%)
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A3, 3.03%, 10/15/25	$3,468	$3,462
Montana Higher Education Student Assistance Corp., Series 2012-1, Class A2, 1.93% (LIBOR01M+100bps), 5/20/30 (a)	1,916	1,915
Navient Student Loan Trust, Series 2014-1, Class A3, 1.52% (LIBOR01M+51bps), 6/25/31 (a)	1,965	1,890
Nelnet Student Loan Trust, Series 2006-3, Class B, 1.22% (LIBOR03M+25bps), 6/25/41, Callable 9/25/24 @ 100 (a)	2,303	2,110
Nelnet Student Loan Trust, Series 2015-3, Class A2, 1.61% (LIBOR01M+60bps), 2/27/51, Callable 2/25/34 @ 100 (a) (b)	2,952	2,897
Nelnet Student Loan Trust, Series 2019-5, Class A, 2.53%, 10/25/67, Callable 4/25/35 @ 100 (b)	7,682	7,150
SLM Student Loan Trust, Series 2006-4, Class B, 1.38% (LIBOR03M+20bps), 1/25/70, Callable 10/25/32 @ 100 (a)	3,369	3,208
SLM Student Loan Trust, Series 2013-6, Class A3, 1.66% (LIBOR01M+65bps), 6/26/28 (a)	2,647	2,584
SunTrust Student Loan Trust, Series 2006-1A, Class B, 1.51% (LIBOR03M+27bps), 10/28/37, Callable 4/28/25 @ 100 (a) (b)	867	859
Wepco Environmental Trust Finance I LLC, Series 2021-1, Class A, 1.58%, 12/15/35	4,344	3,907
Total Asset-Backed Securities (Cost $31,191)		29,982
Municipal Bonds (5.7%)
Hawaii (0.0%): (c)
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A-2, 3.24%, 1/1/31	177	178
Kansas (0.3%):
Kansas Development Finance Authority Revenue, Series H, 3.94%, 4/15/26	3,000	3,035
Louisiana (0.9%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Series A, 4.15%, 2/1/33	3,000	2,999
Series A, 4.28%, 2/1/36	2,000	2,007
State of Louisiana, GO, Series C-1, 0.84%, 6/1/25	5,000	4,687
		9,693
Michigan (0.2%):
Michigan State Building Authority Revenue, Series II, 0.46%, 10/15/22	1,500	1,493
Mississippi (0.9%):
State of Mississippi, GO, Series E, 1.67%, 10/1/27	10,000	9,152
Ohio (0.2%):
State of Ohio, GO, Series A, 1.78%, 8/1/32	3,000	2,489
Tennessee (0.2%):
State of Tennessee, GO, Series B, 1.73%, 11/1/32, Continuously Callable @100	2,400	1,992

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (2.1%):
Boerne School District, GO, 1.77%, 2/1/32, Continuously Callable @100	$650	$537
City of Abilene, GO 2.41%, 2/15/26	1,715	1,665
2.54%, 2/15/27	1,195	1,151
2.64%, 2/15/29	1,000	936
City of Houston Texas Combined Utility System Revenue 3.82%, 11/15/29, Continuously Callable @100	3,000	2,968
Series E, 3.72%, 11/15/28	1,530	1,517
State of Texas, GO 1.61%, 10/1/22	1,585	1,587
2.53%, 10/1/31, Continuously Callable @100	3,500	3,149
Texas Public Finance Authority Revenue, 0.93%, 2/1/26	2,000	1,839
Texas Public Finance Authority State of Texas, GO Series C, 2.83%, 10/1/25	3,000	2,985
Series C, 3.01%, 10/1/26, Continuously Callable @100	4,000	3,972
		22,306
Virginia (0.8%):
Virginia Public Building Authority Revenue Series C, 2.25%, 8/1/26	1,370	1,324
Series C, 2.40%, 8/1/27	1,475	1,414
Series C, 2.56%, 8/1/29	2,700	2,544
Virginia Public School Authority Revenue, Series C, 0.55%, 8/1/23	3,000	2,924
		8,206
Wisconsin (0.1%):
State of Wisconsin, GO, Series 4, 1.90%, 5/1/33, Continuously Callable @100	1,000	814
Total Municipal Bonds (Cost $62,870)		59,358
U.S. Government Agency Mortgages (46.3%)
Federal Home Loan Mortgage Corporation Series K022, Class A2, 2.36%, 7/25/22	1,847	1,844
Series K026, Class A2, 2.51%, 11/25/22	4,865	4,857
Series K027, Class A2, 2.64%, 1/25/23	4,992	4,985
Series K029, Class A2, 3.32%, 2/25/23 (d)	2,878	2,887
Series K725, Class A2, 3.00%, 1/25/24	5,000	4,998
Series K037, Class A2, 3.49%, 1/25/24	10,030	10,095
Series K038, Class A2, 3.39%, 3/25/24	3,000	3,015
Series K727, Class A2, 2.95%, 7/25/24	20,000	19,949
Series K052, Class A1, 2.60%, 1/25/25	1,646	1,639
Series K730, Class A2, 3.59%, 1/25/25	5,000	5,056
Series K056, Class A1, 2.20%, 7/25/25	3,309	3,245
Series K049, Class A2, 3.01%, 7/25/25	4,000	3,987
Series K051, Class A2, 3.31%, 9/25/25	10,000	10,049
Series K733, Class AM, 3.75%, 9/25/25	5,000	5,083
Series K045, Class A2, 3.02%, 11/25/25	2,770	2,765
Series K056, Class A2, 2.53%, 5/25/26	5,000	4,889
Series K057, Class A2, 2.57%, 7/25/26	7,000	6,853

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series K061, Class A1, 3.01%, 8/25/26	$1,463	$1,465
Series 3987, Class A, 2.00%, 9/15/26	420	417
Series K059, Class A2, 3.12%, 9/25/26 (d)	4,500	4,493
Series K061, Class A2, 3.35%, 11/25/26 (d)	4,000	4,029
Series K066, Class A2, 3.12%, 6/25/27	3,000	2,997
Series K067, Class A2, 3.19%, 7/25/27	9,274	9,278
Series K069, Class A2, 3.19%, 9/25/27 (d)	2,879	2,878
Series K071, Class A2, 3.29%, 11/25/27	5,000	5,022
Series K078, Class A2, 3.85%, 6/25/28	12,500	12,898
Series K080, Class A2, 3.93%, 7/25/28 (d)	15,000	15,550
3.00%, 3/1/32 – 6/1/42	9,160	9,101
3.50%, 10/1/33 – 8/1/48	15,598	15,608
4.00%, 10/1/33 – 8/1/48	16,995	17,395
5.50%, 12/1/35	250	272
Series 3134, Class FA, 1.17% (LIBOR01M+30bps), 3/15/36 (a)	414	412
Series 4023, Class PF, 1.42% (LIBOR01M+55bps), 10/15/41 (a)	370	371
4.50%, 9/1/48	1,069	1,099
		199,481
Federal National Mortgage Association 2.42%, 11/1/22	18,731	18,731
Series M1, Class A2, 3.12%, 7/25/23 (d)	508	510
Series M7, Class AV2, 2.16%, 10/25/23	1,858	1,852
Series M13, Class A2, 2.70%, 6/25/25 (d)	1,919	1,895
3.00%, 2/1/27 – 2/1/52	15,110	14,673
Series M8, Class A2, 3.06%, 5/25/27 (d)	3,854	3,835
Series M12, Class A2, 3.07%, 6/25/27 (d)	4,990	4,974
Series 73, Class DC, 1.50%, 7/25/27 – 10/25/27	2,464	2,404
Series 102, Class GA, 1.38%, 9/25/27	569	554
Series M4, Class A2, 3.06%, 3/25/28 (d)	2,577	2,565
Series M10, Class A2, 3.36%, 7/25/28 (d)	8,049	8,133
Series 29, Class FY, 1.31% (LIBOR01M+60bps), 4/25/35 – 8/25/37 (a)	1,357	1,350
5.00%, 12/1/35	280	297
5.50%, 11/1/37	156	170
6.00%, 5/1/38	225	244
4.00%, 8/1/39 – 6/1/52	49,569	49,667
3.50%, 1/1/42 – 2/1/50	20,258	20,143
2.50%, 11/1/50	9,521	8,768
2.00%, 11/1/51 – 12/1/51	28,423	25,255
4.50%, 6/1/52	25,000	25,438
		191,458
Government National Mortgage Association 6.00%, 8/15/22 – 12/15/38	5,605	6,123
8.00%, 12/20/22 – 9/15/30	211	230
4.50%, 4/20/24 – 3/20/41	13,409	14,039
7.00%, 5/15/27 – 7/15/32	718	777
7.50%, 2/15/28 – 11/15/31	157	170
6.50%, 5/15/28 – 8/20/34	1,633	1,778
6.75%, 5/15/28	5	6
5.50%, 4/20/33 – 6/15/39	8,318	9,010

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
5.00%, 5/20/33 – 2/15/39	$2,414	$2,558
4.00%, 7/15/40 – 11/20/40	2,466	2,546
3.00%, 8/20/51 – 10/20/51	21,137	20,460
2.50%, 12/20/51	19,475	18,291
		75,988
Small Business Administration Pools 0.65% (PRIME-285bps), 9/25/31 (a)	4,957	4,936
3.13% (PRIME-38bps), 2/25/32 (a)	4,928	5,249
5.08% (PRIME+158bps), 2/25/32 (a)	3,864	4,324
1.75% (PRIME-175bps), 10/25/34 (a)	1,742	1,787
		16,296
		483,223
Total U.S. Government Agency Mortgages (Cost $492,526)		483,223
U.S. Treasury Obligations (42.8%)
U.S. Treasury Notes 1.88%, 7/31/22	10,000	10,013
2.00%, 11/30/22	11,000	11,022
1.38%, 6/30/23	20,000	19,828
0.13%, 9/15/23	6,000	5,837
0.25%, 9/30/23	10,000	9,738
0.38%, 10/31/23	30,000	29,194
0.25%, 11/15/23	5,000	4,852
2.13%, 11/30/23	22,000	21,927
2.00%, 6/30/24	20,000	19,775
0.38%, 8/15/24	5,000	4,764
1.88%, 8/31/24	10,000	9,840
2.25%, 11/15/24	5,000	4,950
2.13%, 11/30/24	4,000	3,947
2.50%, 1/31/25	7,000	6,964
2.00%, 2/15/25	4,000	3,927
2.13%, 5/15/25	4,500	4,423
0.25%, 7/31/25	6,000	5,545
0.25%, 8/31/25	12,000	11,062
0.25%, 10/31/25	20,000	18,361
0.38%, 1/31/26	34,000	31,131
1.38%, 8/31/26	7,000	6,596
0.88%, 9/30/26	25,000	23,010
1.63%, 10/31/26	7,000	6,650
1.13%, 2/29/28	15,000	13,610
1.25%, 4/30/28	5,000	4,556
1.25%, 5/31/28	10,000	9,100
1.25%, 6/30/28	16,000	14,541
1.00%, 7/31/28	3,000	2,680
1.13%, 8/31/28	5,000	4,497
1.38%, 10/31/28	20,000	18,227
2.38%, 3/31/29	30,000	29,048
2.38%, 5/15/29	10,000	9,684
1.50%, 2/15/30	20,000	18,153

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Government Securities Fund	Schedule of Portfolio Investments — continued May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
0.88%, 11/15/30	$7,000	$5,971
1.63%, 5/15/31	10,000	9,034
1.25%, 8/15/31	40,000	34,831
Total U.S. Treasury Obligations (Cost $470,084)		447,288
Investment Companies (0.2%)
Federated Treasury Obligations Fund Institutional Shares, 0.35% (e)	1,589,541	1,590
Total Investment Companies (Cost $1,590)		1,590
Repurchase Agreements (1.9%)
Credit Agricole CIB NY, 0.76%, 6/1/22, purchased on 5/31/22, with a maturity date of 6/1/22, with a value of $20,000 (collateralized by Government National Mortgage Association, 3.50%, due 10/20/51, with a value of $20,400)	20,000	20,000
Total Repurchase Agreements (Cost $20,000)		20,000
Total Investments (Cost $1,078,261) — 99.8%		1,041,441
Other assets in excess of liabilities — 0.2%		2,467
NET ASSETS — 100.00%		$1,043,908

(a)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid (unless otherwise noted as illiquid) based upon procedures approved by the Board of Trustees. As of May 31, 2022, the fair value of these securities was $10,906 thousand and amounted to 1.0% of net assets.

(c)  Amount represents less than 0.05% of net assets.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at May 31, 2022.

(e)  Rate disclosed is the daily yield on May 31, 2022.

bps — Basis points

Continuously callable — Investment is continuously callable or will be continuously callable on any date after the first call date until its maturity.

GO — General Obligation

LIBOR — London Interbank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of May 31, 2022, based on the last reset date of the security

LLC — Limited Liability Company

PRIME — US Prime Rate

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Government Securities Fund
Assets:
Investments, at value (Cost $1,058,261)	$1,021,441
Repurchase agreements, at value (Cost $20,000)	20,000
Receivables:
Interest	2,897
Capital shares issued	33
From Adviser	4
Prepaid expenses	40
Total Assets	1,044,415
Liabilities:
Payables:
Distributions	22
Capital shares redeemed	77
Accrued expenses and other payables:
Investment advisory fees	153
Administration fees	100
Custodian fees	7
Transfer agent fees	94
Compliance fees	1
Trustees' fees	—	(a)
12b-1 fees	—	(a)
Other accrued expenses	53
Total Liabilities	507
Net Assets:
Capital	1,087,070
Total accumulated earnings/(loss)	(43,162)
Net Assets	$1,043,908
Net Assets
Fund Shares	$272,233
Institutional Shares	771,104
Class A	40
Class R6	531
Total	$1,043,908
Shares (unlimited number of shares authorized with no par value):
Fund Shares	29,609
Institutional Shares	83,839
Class A	4
Class R6	58
Total	113,510
Net asset value, offering and redemption price per share: (b)
Fund Shares	$9.19
Institutional Shares	9.20
Class A	9.19
Class R6	9.20
Maximum Sales Charge — Class A	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A	$9.40

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Government Securities Fund
Investment Income:
Dividends	$8
Interest	19,682
Securities lending (net of fees)	6
Total Income	19,696
Expenses:
Investment advisory fees	1,209
Administration fees — Fund Shares	451
Administration fees — Institutional Shares	697
Administration fees — Class A	1
Administration fees — Class R6	— (a)
Sub-Administration fees	23
12b-1 fees — Class A	1
Custodian fees	41
Transfer agent fees — Fund Shares	360
Transfer agent fees — Institutional Shares	697
Transfer agent fees — Class A	— (a)
Transfer agent fees — Class R6	— (a)
Trustees' fees	48
Compliance fees	7
Legal and audit fees	70
State registration and filing fees	49
Other expenses	106
Recoupment of prior expenses waived/reimbursed by Adviser	— (a)
Total Expenses	3,760
Expenses waived/reimbursed by Adviser	(25)
Net Expenses	3,735
Net Investment Income (Loss)	15,961
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(3,196)
Net change in unrealized appreciation/depreciation on investment securities	(75,241)
Net realized/unrealized gains (losses) on investments	(78,437)
Change in net assets resulting from operations	$(62,476)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Government Securities Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income (Loss)	$15,961	$19,586
Net realized gains (losses)	(3,196)	12,560
Net change in unrealized appreciation/depreciation	(75,241)	(25,484)
Change in net assets resulting from operations	(62,476)	6,662
Distributions to Shareholders:
Fund Shares	(8,608)	(8,877)
Institutional Shares	(21,688)	(15,022)
Class A	(11)	(110)
Class R6	(13)	(146)
Change in net assets resulting from distributions to shareholders	(30,320)	(24,155)
Change in net assets resulting from capital transactions	263,131	(124,512)
Change in net assets	170,335	(142,005)
Net Assets:
Beginning of period	873,573	1,015,578
End of period	$1,043,908	$873,573

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Government Securities Fund
	Year Ended May 31, 2022	Year Ended May 31, 2021
Capital Transactions:
Fund Shares
Proceeds from shares issued	$36,461	$56,454
Distributions reinvested	8,152	8,356
Cost of shares redeemed	(74,015)	(95,166)
Total Fund Shares	$(29,402)	$(30,356)
Institutional Shares
Proceeds from shares issued	$300,038	$7,535
Distributions reinvested	21,687	15,018
Cost of shares redeemed	(29,311)	(104,247)
Total Institutional Shares	$292,414	$(81,694)
Class A
Proceeds from shares issued	$113	$5,434
Distributions reinvested	11	20
Cost of shares redeemed	(413)	(10,287)
Total Class A	$(289)	$(4,833)
Class R6
Proceeds from shares issued	$450	$186
Distributions reinvested	13	27
Cost of shares redeemed	(55)	(7,842)
Total Class R6	$408	$(7,629)
Change in net assets resulting from capital transactions	$263,131	$(124,512)
Share Transactions:
Fund Shares
Issued	3,749	5,550
Reinvested	837	824
Redeemed	(7,580)	(9,376)
Total Fund Shares	(2,994)	(3,002)
Institutional Shares
Issued	30,328	739
Reinvested	2,234	1,480
Redeemed	(3,125)	(10,224)
Total Institutional Shares	29,437	(8,005)
Class A
Issued	12	531
Reinvested	1	2
Redeemed	(45)	(1,015)
Total Class A	(32)	(482)
Class R6
Issued	46	18
Reinvested	1	3
Redeemed	(6)	(777)
Total Class R6	41	(756)
Change in Shares	26,452	(12,245)

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Government Securities Fund
Fund Shares
Year Ended May 31: 2022	$10.03	0.15	(f)	(0.71)	(0.56)	(0.17)	(0.11)
2021	$10.23	0.21	(f)	(0.15)	0.06	(0.22)	(0.04)
2020	$9.84	0.24	(f)	0.39	0.63	(0.24)	—
2019	$9.55	0.23		0.29	0.52	(0.23)	—
2018	$9.86	0.20		(0.31)	(0.11)	(0.20)	—
Institutional Shares
Year Ended May 31: 2022	$10.04	0.16	(f)	(0.71)	(0.55)	(0.18)	(0.11)
2021	$10.23	0.22	(f)	(0.14)	0.08	(0.23)	(0.04)
2020	$9.85	0.24	(f)	0.39	0.63	(0.25)	—
2019	$9.55	0.24		0.30	0.54	(0.24)	—
2018	$9.86	0.21		(0.31)	(0.10)	(0.21)	—
Class A
Year Ended May 31: 2022	$10.03	0.15	(f)	(0.71)	(0.56)	(0.17)	(0.11)
2021	$10.22	0.19	(f)	(0.14)	0.05	(0.20)	(0.04)
2020	$9.84	0.20	(f)	0.39	0.59	(0.21)	—
2019	$9.54	0.21		0.30	0.51	(0.21)	—
2018	$9.85	0.18		(0.31)	(0.13)	(0.18)	—
Class R6
Year Ended May 31: 2022	$10.01	0.16	(f)	(0.67)	(0.51)	(0.19)	(0.11)
2021	$10.22	0.23	(f)	(0.15)	0.08	(0.25)	(0.04)
2020	$9.84	0.24	(f)	0.39	0.63	(0.25)	—
2019	$9.55	0.24		0.29	0.53	(0.24)	—
2018	$9.85	0.22		(0.30)	(0.08)	(0.22)	—

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  From the period beginning July 1, 2019, the amount of any waivers or reimbursements and the amount of any recoupment are calculated without regard to the impact of any performance adjustment to the Fund's management fee.

(c)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(d)  Does not include acquired fund fees and expenses, if any.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

						Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Expenses(b)(c)(d)		Net Investment Income (Loss)	Gross Expenses(d)	Net Assets, End of Period (000's)	Portfolio Turnover(e)
USAA Government Securities Fund
Fund Shares
Year Ended May 31: 2022	(0.28)	—		$9.19	(5.71)%	0.42%		1.56%	0.42%	$272,233	34%
2021	(0.26)	—		$10.03	0.56%	0.41%		2.04%	0.41%	$327,111	15%
2020	(0.24)	—		$10.23	6.49%	0.43%		2.36%	0.43%	$364,077	11%
2019	(0.23)	—		$9.84	5.56%	0.47%		2.42%	0.47%	$328,123	9%
2018	(0.20)	—		$9.55	(1.09)%	0.48%		2.09%	0.48%	$333,464	15%
Institutional Shares
Year Ended May 31: 2022	(0.29)	—		$9.20	(5.64)%	0.35%		1.61%	0.35%	$771,104	34%
2021	(0.27)	—		$10.04	0.75%	0.32%		2.12%	0.32%	$545,930	15%
2020	(0.25)	—		$10.23	6.45%	0.36%		2.43%	0.36%	$638,299	11%
2019	(0.24)	—		$9.85	5.76%	0.38%		2.55%	0.38%	$742,233	9%
2018	(0.21)	—		$9.55	(1.01)%	0.39%		2.18%	0.39%	$251,297	15%
Class A
Year Ended May 31: 2022	(0.28)	—		$9.19	(5.70)%	0.41	%(g)	1.56%	3.28%	$40	34%
2021	(0.24)	—		$10.03	0.43%	0.70%		1.89%	1.06%	$365	15%
2020	(0.21)	—		$10.22	6.04%	0.75%		2.03%	0.80%	$5,299	11%
2019	(0.21)	—		$9.84	5.37%	0.75%		2.14%	0.87%	$5,042	9%
2018	(0.18)	—	(h)	$9.54	(1.36)%	0.75%		1.82%	0.87%	$4,804	15%
Class R6
Year Ended May 31: 2022	(0.30)	—		$9.20	(5.26)%	0.26	%(g)	1.65%	3.55%	$531	34%
2021	(0.29)	—		$10.01	0.75%	0.31%		2.30%	0.46%	$167	15%
2020	(0.25)	—		$10.22	6.46%	0.35%		2.43%	0.39%	$7,903	11%
2019	(0.24)	—		$9.84	5.68%	0.35%		2.54%	0.51%	$6,425	9%
2018	(0.22)	—		$9.55	(0.87)%	0.35%		2.22%	0.64%	$6,345	15%
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Per share net investment income (loss) has been calculated using the average daily shares method.

(g)  Includes impact of voluntary waiver. Without this voluntary waiver, the net expense ratio would have been 0.40% and 0.22% higher for Class A and Class R6, respectively.

(h)  Amount is less than $0.005 per share.

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Government Securities Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A, and Class R6. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges, except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risks associated with entering into those investments.

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Trust's Board of Trustees' (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Investments in open-end investment companies are valued at their net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued each business day by a pricing service approved by the Board. The approved pricing service uses the evaluated bid or the last sale price to value securities. Debt obligations maturing within 60 days may be valued at amortized cost, provided that the amortized cost represents the fair value of such securities. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Repurchase agreements are valued at cost.

In the event that price quotations or valuations are not readily available, investments are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of May 31, 2022, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$29,982	$—	$29,982
Municipal Bonds	—	59,358	—	59,358
U.S. Government Agency Mortgages	—	483,223	—	483,223
U.S. Treasury Obligations	—	447,288	—	447,288
Investment Companies	1,590	—	—	1,590
Repurchase Agreements	—	20,000	—	20,000
Total	$1,590	$1,039,851	$—	$1,041,441

For the year ended May 31, 2022, there were no transfers in or out of Level 3 in the fair value hierarchy.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At May 31, 2022, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payables for Investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payments of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis. Paydown gains or losses on applicable securities, if any, are recorded as components of Interest Income on the Statement of Operations.

Securities Lending:

The Fund, through a Securities Lending Agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are generally cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and other securities as permitted by Securities and Exchange Commission ("SEC") guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Fund's Schedule of Portfolio Investments. The Fund effectively does not have control of the non-cash collateral and therefore it is not disclosed on the Fund's Schedule of Portfolio Investments. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or repledged, except to satisfy borrower default.

As of May 31, 2022, the Fund did not have any securities on loan.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees, and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended May 31, 2022, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$10,196	$—	$—

3. Purchases and Sales:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended May 31, 2022, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$44,147	$9,006	$544,545	$317,128

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at www.vcm.com. As of May 31, 2022, certain fund-of-funds owned total outstanding shares of the Fund as follows:

Affiliated USAA Mutual Funds	Ownership %
USAA Cornerstone Conservative Fund	3.2
USAA Target Retirement Income Fund	19.7
USAA Target Retirement 2030 Fund	18.6
USAA Target Retirement 2040 Fund	9.4
USAA Target Retirement 2050 Fund	2.0
USAA Target Retirement 2060 Fund	0.4

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the SEC. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment advisory fees.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the prior investment adviser to the Fund, announced that AMCO would be acquired by Victory Capital Holdings Inc. (the "Transaction"). A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and VCM. The Transaction closed on July 1, 2019, and effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019 and thereafter is utilized in calculating future performance adjustments.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The performance adjustment for each share class is accrued daily and calculated monthly by comparing the respective class' performance to that of the Lipper Intermediate U.S. Government Funds Index. The Lipper Intermediate U.S. Government Funds Index tracks the total return performance of the largest funds within the Lipper Intermediate U.S. Government Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate U.S. Government Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period June 1, 2021, to May 31, 2022, performance adjustments were $(30), $(8), $(1), and less than $1 for Fund Shares, Institutional Shares, Class A, and Class R6, in thousands, respectively. Performance adjustments were (0.01)%, less than (0.01)%, (0.30)%, and 0.07% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36 month performance periods.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended May 31, 2022, the Fund had no subadvisers.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.15%, 0.10%, 0.15% and 0.05%, which is based on the Fund's average daily net assets of the Fund Shares, of the Institutional Shares, of the Class A and of the Class R6, respectively. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. VCTA provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent fees for Institutional Shares, Class A and Class R6 are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10% and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A. Amounts incurred and paid to the Distributor for the year ended May 31, 2022, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commissions in connection with sales of Class A. For the year ended May 31, 2022, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limits for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Performance adjustments, acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of May 31, 2022, the expense limits (excluding voluntary waivers) were 0.48%, 0.39%, 0.75%, and 0.35% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$1	$25	$23	$49

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. For the year ended May 31, 2022, the Adviser voluntarily waived fees of $2 thousand.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Interest Rate Risk — The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.

Prepayment and Extension Risk — Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner's default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage's cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.

Liquidity Risk — Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund's performance. In addition, significant securities market disruptions related to outbreaks of the coronavirus disease ("COVID-19") have led to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which has decreased liquidity and sharply reduced returns.

LIBOR Discontinuation Risk — The London Interbank Offered Rate ("LIBOR") discontinuation may adversely affect the financial markets generally and the Fund's operations, finances and investments specifically. LIBOR has been the principal floating-rate benchmark in the financial markets, and a large portion of the Fund's assets are tied to LIBOR. However, LIBOR has been or will be discontinued as a floating rate benchmark. The date of discontinuation depends on the LIBOR currency and tenor. With limited exceptions, no new LIBOR obligations will be entered into after December 31, 2021. Existing LIBOR obligations have transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.

Non-LIBOR floating-rate obligations, including Secured Overnight Financing Rate ("SOFR")-based obligations, may have returns and values that fluctuate more than those of floating-rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest-rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates are expected to develop in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Such rates include AMERIBOR (American Interbank Offered Rate), BSBY (Bloomberg Short-Term Bank Yield Index) and BYI (Bank Yield Index). Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

It is not clear how replacement rates for LIBOR — including SOFR-based rates and non-SOFR-based rates — will develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Fund and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

another country or region. The impact of these and other factors may be short-term or may last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month LIBOR) plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

Interfund Lending:

The Trust and the Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other fund in the Victory Funds Complex that is permitted to participate in the Facility, relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period, is reflected on the Statement of Operations under Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended May 31, 2022.

8. Federal Income Tax Information:

Distributions from the Fund's net investment income are accrued daily and distributed on the last business day of each month. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022			Year Ended May 31, 2021
Distributions Paid From			Distributions Paid From
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$17,779	$12,541	$30,320	$20,872	$3,283	$24,155

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$244	$(1,559)	$(1,315)	$(5,027)	$(36,820)	$(43,162)

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of May 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$5,027	$5,027

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,078,261	$3,303	$(40,123)	$(36,820)

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Government Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Government Securities Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

31

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

32

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

33

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

34

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

35

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

36

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

37

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21- 5/31/22*	Hypothetical Expenses Paid During Period 12/1/21- 5/31/22*	Annualized Expense Ratio During Period 12/1/21- 5/31/22
Fund Shares	$1,000.00	$947.70	$1,022.74	$2.14	$2.22	0.44%
Institutional Shares	1,000.00	948.10	1,023.09	1.80	1.87	0.37%
Class A	1,000.00	947.00	1,021.99	2.86	2.97	0.59%
Class R6	1,000.00	949.20	1,023.29	1.60	1.66	0.33%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

38

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended May 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2022 (amounts in thousands):

Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions
$1	$12,541

39

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Government Securities Fund (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

40

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services and the effects of any performance adjustment1, as well as any fee waivers and reimbursements — was below the medians of its expense group and its expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and its expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, five- and ten-year periods ended September 30, 2021, and was equal to the average of its performance universe for the three-year period ended September 30, 2021, and was above its Lipper index for the one- and five-year periods ended September 30, 2021, and was below its Lipper index for the three- and ten-year periods ended September 30, 2021.

1  The Adviser previously agreed that no performance adjustment (positive or negative) would be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020.

41

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Adviser waived a portion of its management fee and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the change in size, if any, of each of the Fund's classes on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

42

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Liquidity Risk Management Program:

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources, including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Fund's Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid, or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

At a meeting held on March 11, 2022, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Fund reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a highly liquid investment minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23413-0722

MAY 31, 2022

Annual Report

USAA Treasury Money Market Trust®

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member of FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Capital website gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Schedule of Portfolio Investments	7
Financial Statements
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	20
Supplemental Information (Unaudited)	21
Trustee and Officer Information	21
Proxy Voting and Portfolio Holdings Information	27
Expense Example	27
Advisory Contract Renewal	28
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396, and form W-4P (OMB No. 1545-0074 withholding certificate for pension or annuity payments) will be electronically sent.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

• NOT FDIC INSURED • NO BANK GUARANTEE •  MAY LOSE VALUE

1

(Unaudited)

Dear Shareholder,

Looking back over our most recent annual reporting period offers us a stark reminder that markets go up and down, and that investor sentiment can shift quickly from risk-on to risk-off.

Although most of 2021 was constructive for financial markets, the script flipped as we entered the new calendar year. More recently, investors have been focused on a host of worries. Inflation data has been running hotter than expected; the U.S. Federal Reserve (the "Fed") has embarked on a new rate-hike cycle; and a terrible war is now taking place in Eastern Europe. All these issues, among other factors, have ratcheted up market volatility in both stock and bond markets. Many broad market stock indices have pulled back substantially during the first five months of 2022, while wide swaths of the bond market have struggled in the face of rising interest rates.

Throughout the ups and downs of the past annual reporting period, there have been interesting differences playing out within the broader market. In general, large-cap stocks outperformed smaller capitalization companies for the full annual reporting period. Meanwhile, growth-oriented styles led value-oriented investments during the earlier part of our annual reporting period, while the reverse was true during the latter segment of the reporting period (as measured by the Russell family of indices). Perhaps this reflects investors' realization and expectations for future higher interest rates and corresponding higher borrowing costs.

There were other notable subplots, too during the reporting period. During much of 2021 we watched crypto assets captivate investors, only to see them cycle up and down several times as the market sought to grasp the potential of their emerging blockchain technologies. More recently we've seen a spike in oil prices in 2022, which helped fuel gains across the energy landscape while many other sectors have lagged. Energy (and other commodities) has been one of the bright spots for many investor portfolios, and if anything, this exemplifies the benefits of diversification and investing across asset types, investment styles, and even geographies.

Looking at the numbers, we see that the S&P 500® Index, the bell-weather proxy for our domestic stock market, had an annual total return of -0.30% for the 12-month period ended May 31, 2022. Over this same annual period, the yield on the 10-Year U.S. Treasury jumped 1.27%, thanks largely to the Fed's shift toward a less accommodative monetary policy and the first interest rate hike in three years. At the end of our reporting period, the yield on the 10-Year U.S. Treasury finished at 2.85%.

Given the market environment of the past few months, it's no surprise that investors have become more focused on risk management and downside protection. But remember, our experience managing portfolios through various economic cycles has taught us to remain calm in the face of market turmoil. It is our view that, a long-term perspective, a well-diversified portfolio across asset classes and investment types, and a clear understanding of individual risk tolerances are some of the key ingredients for staying the course and progressing on investment goals.

Of course, no one knows for certain what the future will bring. The Fed has already announced its intent to continue raising rates until the recent elevated inflation

2

readings decline. Labor shortages, continuing supply chain issues, elevated commodity prices, and the Russia-Ukraine war are among the headwinds investors continue to navigate. It is our view that, there will be other challenges ahead, with some yet to be identified.

Thus, we cannot tell you with any certainty what markets will do in the future, but we can assure you that the investment professionals at all our independent franchises continually monitor the environment and work hard to position portfolios opportunistically no matter what the markets bring.

On the following pages, you will find information relating to your USAA® Mutual Funds, brought to you by Victory Capital. If you have any questions regarding the current market dynamics or your specific portfolio or investment plan, we encourage you to contact our representatives. Call (800) 235-8396 or visit our website at www.vcm.com.

From all of us here at Victory Capital, thank you for letting us help you work toward your investment goals.

Christopher K. Dyer, CFA

President,
USAA Mutual Funds Trust

3

USAA Treasury Money Market Trust

Managers' Commentary

(Unaudited)

•  What were the market conditions during the reporting period?

Throughout much of the 12-month reporting period ended May 31, 2022, the target federal funds ("fed funds") rate was held at a range of between 0.00% and 0.25%. Officials at the U.S. Federal Reserve (the "Fed") set the short-term rate to these low levels in order to support the U.S. economy during the country's battle with COVID-19. During March 2022, however, officials at the Fed raised the target range by a quarter of a percentage point to between 0.25% and 0.50%. This marked the first increase since December 2018. Officials at the Fed then increased the target range again in May 2022 to between 0.75% and 1.00%. These increases in the fed funds rate reflect the Fed's desire to control inflation, particularly as the pandemic has subsided. Additional increases are expected later this year.

As a result of the Fed's interest rate target of zero during most of the reporting period, short-term interest rates remained extremely low. This resulted in extremely low yields on U.S. Treasury bills, repurchase agreements, and short-term notes. However, as the Fed has increased the fed funds rate, short-term interest rates have also moved higher. We would expect this trend to continue should the Fed continue to increase the fed funds rate.

•  How did the USAA Treasury Money Market Trust (the "Fund") perform during the reporting period?

For the reporting period ended May 31, 2022, the Fund had a return of 0.04%, compared to an average of 0.04% for the funds in the Lipper U.S. Treasury Money Market Funds category.

•  What strategies did you employ during the period?

In keeping with our investment approach, we continued to invest the Fund's portfolio in securities with maturities of 397 days or less that are backed by the full faith and credit of the U.S. government. During the reporting period, the Fund shortened its weighted average maturity in order to take advantage of rising short-term yields. The Fund also increased its weighting in U.S. Treasury floating-rate notes in anticipation that short-term interest rates would continue to move higher over the near term.

Thank you for allowing us to assist in your investment needs.

4

USAA Treasury Money Market Trust

Investment Overview
(Unaudited)

Average Annual Total Return

Year Ended May 31, 2022

Fund Shares
INCEPTION DATE	2/1/91
Net Asset Value
One Year	0.04%
Five Year	0.81%
Ten Year	0.41%

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors.

An investment in the Fund is not a deposit in a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. Generally Accepted Accounting Principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees. Without such fee waivers, the total returns would have been lower.

USAA Treasury Money Market Trust — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Past performance is not indicative of future results.

5

USAA Mutual Funds Trust USAA Treasury Money Market Trust	May 31, 2022

  (Unaudited)

Investment Objective and Portfolio Holdings:

The Fund seeks to provide investors maximum current income while maintaining the highest degree of safety and liquidity.

Portfolio Mix:

May 31, 2022

(% of Net Assets)

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA Treasury Money Market Trust	Schedule of Portfolio Investments May 31, 2022

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Treasury Obligations (48.1%)
U.S. Treasury Bills, 0.48%, 6/16/22 (a)	$25,000	$24,999
U.S. Treasury Notes 1.18% (USBMMY3M+6bps), 7/31/22 (b)	50,000	50,023
1.18% (USBMMY3M+6bps), 10/31/22 (b)	75,000	75,068
1.17% (USBMMY3M+5bps), 1/31/23 (b)	75,000	75,090
1.16% (USBMMY3M+3bps), 4/30/23 (b)	25,000	25,070
Total U.S. Treasury Obligations (Cost $250,250)		250,250
Repurchase Agreements (51.0%)
Bank of America Corp., 0.77%, 6/1/22, purchased on 5/31/22, with a maturity date of 6/1/22, with a value of $90,000 (collateralized by U.S. Treasury Inflation Note Index (c), 2.84% – 2.96%, due 5/15/29 – 5/15/33, with a value of $91,800)	90,000	90,000
Credit Agricole CIB NY, 0.74%, 6/1/22, purchased on 5/31/22, with a maturity date of 6/1/22, with a value of $30,000 (collateralized by U.S. Treasury Bonds, 3.75%, due 11/15/43, with a value of $30,600)	30,000	30,000
Fixed Income Clearing Corporation-State Street Bank & Trust Co., 0.74%, 6/1/22, purchased on 5/31/22, with a maturity date of 6/1/22, with a value of $145,000 (collateralized by U.S. Treasury Notes, 0.38%, due 9/30/27, with a value of $147,900)	145,000	145,000
Total Repurchase Agreements (Cost $265,000)		265,000
Total Investments (Cost $515,250) — 99.1%		515,250
Other assets in excess of liabilities — 0.9%		4,731
NET ASSETS — 100.00%		$519,981

(a)  Rate represents the effective yield at May 31, 2022.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of May 31, 2022.

(c)  U.S. Treasury inflation-indexed notes — designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

bps — Basis points

USBMMY3M — 3 Month Treasury Bill Rate

See notes to financial statements.

7

USAA Mutual Funds Trust	Statement of Assets and Liabilities May 31, 2022

(Amounts in Thousands, Except Per Share Amounts)

	USAA Treasury Money Market Trust
Assets:
Investments, at value (Cost $250,250)	$250,250
Repurchase agreements, at value (Cost $265,000)	265,000
Cash	4,967
Receivables:
Interest	211
Capital shares issued	770
From Adviser	17
Prepaid expenses	22
Total Assets	521,237
Liabilities:
Payables:
Distributions	—	(a)
Capital shares redeemed	1,069
Accrued expenses and other payables:
Investment advisory fees	55
Administration fees	44
Custodian fees	1
Transfer agent fees	45
Compliance fees	—	(a)
Trustees' fees	—	(a)
Other accrued expenses	42
Total Liabilities	1,256
Net Assets:
Capital	519,981
Total accumulated earnings/(loss)	—	(a)
Net Assets	$519,981
Shares (unlimited number of shares authorized with no par value):	519,982
Net asset value, offering and redemption price per share: (b)	$1.00

(a)  Rounds to less than $1 thousand.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

8

USAA Mutual Funds Trust	Statement of Operations For the Year Ended May 31, 2022

(Amounts in Thousands)

USAA Treasury Money Market Trust
Investment Income:
Interest	$716
Total Income	716
Expenses:
Investment advisory fees	614
Administration fees	491
Sub-Administration fees	5
Custodian fees	13
Transfer agent fees	491
Trustees' fees	48
Compliance fees	3
Legal and audit fees	55
State registration and filing fees	35
Other expenses	61
Total Expenses	1,816
Expenses waived/reimbursed by Adviser	(1,298)
Net Expenses	518
Net Investment Income	198
Change in net assets resulting from operations	$198

See notes to financial statements.

9

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Treasury Money Market Trust
	Year Ended May 31, 2022	Year Ended May 31, 2021
From Investments:
Operations:
Net Investment Income	$198	$173
Net realized gains (losses)	—	— (a)
Change in net assets resulting from operations	198	173
Change in net assets resulting from distributions to shareholders	(198)	(173)
Change in net assets resulting from capital transactions	23,204	(47,136)
Change in net assets	23,204	(47,136)
Net Assets:
Beginning of period	496,777	543,913
End of period	$519,981	$496,777
Capital Transactions:
Proceeds from shares issued	$145,813	$161,288
Distributions reinvested	197	171
Cost of shares redeemed	(122,806)	(208,595)
Change in net assets resulting from capital transactions	$23,204	$(47,136)
Share Transactions:
Issued	145,813	161,289
Reinvested	197	171
Redeemed	(122,806)	(208,595)
Change in Shares	23,204	(47,135)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

10

This page is intentionally left blank.

11

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)		Total from Investment Activities		Net Investment Income	Total Distributions
USAA Treasury Money Market Trust
Year Ended May 31: 2022	$1.00	—	(c)(d)	—		—	(c)	— (c)	— (c)
2021	$1.00	—	(c)(d)	—	(c)	—	(c)	— (c)	— (c)
2020	$1.00	0.01	(d)	—		0.01		(0.01)	(0.01)
2019	$1.00	0.02		—		0.02		(0.02)	(0.02)
2018	$1.00	0.01		—		0.01		(0.01)	(0.01)

(a)  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the Lipper reported return.

(b)  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a period beginning July 1, 2019 and in effect through June 30, 2023, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 3 of the accompanying Notes to Financial Statements.

(c)  Amount is less than $0.005 per share.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Prior to August 1, 2017, USAA Asset Management Company ("AMCO") (previous Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

See notes to financial statements.

12

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return(a)		Net Expenses(b)		Net Investment Income	Gross Expenses	Net Assets, End of Period (000's)
USAA Treasury Money Market Trust
Year Ended May 31: 2022	$1.00	0.04%		0.11%		0.04%	0.37%	$519,981
2021	$1.00	0.03%		0.12%		0.03%	0.38%	$496,777
2020	$1.00	1.23%		0.33%		1.21%	0.34%	$543,913
2019	$1.00	1.88%		0.35%		1.88%	0.35%	$4,858,998
2018	$1.00	0.89	%(e)	0.35	%(e)	0.91%	0.35%	$3,732,359

See notes to financial statements.

13

USAA Mutual Funds Trust	Notes to Financial Statements May 31, 2022

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 45 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Treasury Money Market Trust (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a government money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act and as a government money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

The Fund has adopted policies and procedures permitting the Trust's Board of Trustees (the "Board") to impose a liquidity fee or to temporarily suspend redemptions from the Fund (impose a "redemption gate") if the Fund's weekly liquid assets fall below specific thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate would temporarily delay your ability to redeem your investments in the Fund.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

14

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Victory Capital Management Inc. ("VCM" or the "Adviser") has established the Pricing and Liquidity Committee (the "Committee"), and subject to the Board's oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to at least 102% of principal including accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as presented on the Schedule of Portfolio Investments are not net settlement amounts but gross. At May 31, 2022, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio Investments.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date or the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Federal Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of May 31.

For the year ended May 31, 2022, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain tax positions.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or an affiliated trust based upon net assets or another appropriate basis.

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Custodian fees.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by the Adviser, which is a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.125% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended May 31, 2022, are reflected on the Statement of Operations as Investment Advisory fees.

Administration and Servicing Fees:

VCM also serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid an administration and servicing fee that is accrued daily and paid monthly at an annualized rate of 0.10%, which is based on the Fund's average daily net assets. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Administration fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Sub-Administration fees.

The Fund (as part of the Trust) has entered into an agreement with the Adviser to provide compliance services, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. The funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Compliance fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), an affiliate of the Adviser, provides transfer agency services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA for the year ended May 31, 2022, are reflected on the Statement of Operations as Transfer agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust, and receives no fee or other compensation for these services.

Other Fees:

Citibank serves as the Fund's custodian. The Fund pays Citibank a fee for providing these services. Amounts incurred for the year ended May 31, 2022, are reflected on the Statement of Operations as Custodian fees.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2023. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limits for the Fund. Such excess amounts will be the liability of the Adviser. Acquired fund fees and expenses, interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limit. As of May 31, 2022, the expense limit (excluding voluntary waivers) was 0.35%.

Under the terms of the expense limitation agreement, as amended May 1, 2021, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years (thirty-six (36) months) after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Prior to May 1, 2021, the Adviser was permitted to recoup fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the limitations above. This change did not have any effect on the amounts previously reported for recoupment.

In addition, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit of 0.35%. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period of up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver.

As of May 31, 2022, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayments are not probable at May 31, 2022.

Expires 2023	Expires 2024	Expires 2025	Total
$745	$1,348	$1,298	$3,391

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, administrator, fund accountant, sub-administrator, sub-fund accountant, custodian, and Distributor.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Stable Net Asset Value Risk — You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. The Fund's sponsor

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Interest Rate Risk — When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund's yield will vary. A sharp and unexpected rise in interest rates could cause the Fund's share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund's ability to maintain a stable NAV.

Large-Shareholders Risk — The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax. To the extent a larger shareholder (including, for example, an Affiliated Fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, sanctions against a particular foreign country, its nationals, businesses or industries and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

5. Borrowing:

Line of Credit:

The Victory Funds Complex participates in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 28, 2021, with a termination date of June 27, 2022. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with Victory Floating Rate Fund paying the related commitment fees for that amount. The purpose of the Line of Credit is to meet temporary or emergency cash needs. For the six months ended April 30, 2022, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one-month London Interbank Offered Rate ("LIBOR") plus one percent, with LIBOR to be replaced by a different benchmark rate in accordance with the terms of the agreement) on amounts borrowed. Prior to June 28, 2021, the Victory Funds Complex paid an annual commitment fee of 0.15% and an upfront fee of 0.10%. Each fund in the Victory Funds Complex paid a pro-rata portion of the upfront fee. Effective with the June 27, 2022, agreement renewal, the interest rate formal on amounts borrowed based on the published 1-month LIBOR rate plus one percent was changed to an interest rate based on the published 1-month SOFR plus 1.10 percent. Interest charged to each fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended May 31, 2022.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued May 31, 2022

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of May 31, 2022, on the Statements of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended May 31, 2022		Year Ended May 31, 2021
Distributions Paid From		Distributions Paid From
Ordinary Income	Total Distributions Paid	Ordinary Income	Total Distributions Paid
$198	$198	$173	$173

As of May 31, 2022, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Earnings (Loss)	Total Accumulated Earnings (Loss)
$140	$(139)	$1	$(1)	$—

*  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

As of May 31, 2022, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$1	$1

As of May 31, 2022, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$515,250	$—	$—	$—

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Treasury Money Market Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Treasury Money Market Trust (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
July 29, 2022

20

USAA Mutual Funds Trust	Supplemental Information May 31, 2022

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their dates of birth, their positions with the Trust, their commencement of service, their principal occupations during the past five years, and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 45 portfolios in the Trust. Each Trustee's address is c/o Fund Administration, 15935 La Cantera Pkwy, San Antonio, TX 78256.

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Jefferson C. Boyce (September 1957)	Independent Chair	Trustee since September 2013, Independent Chair since January 2021	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Retired.	45	None

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USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Daniel S. McNamara (June 1966)	Trustee	Trustee since January 2012

Trustee, President, and Vice Chairman of USAA ETF Trust (6/17-6/19); President of Financial Advice & Solutions Group (FASG), USAA (02/13-03/21); Director of USAA Asset Management Company (AMCO), (08/11-06/19); Chairman of Board of AMCO (04/13-06/19); Director of USAA Investment Services Company (ISCO) (formerly USAA Investment Management Company) (09/09-03/21); Chairman of Board of ISCO (04/13-12/20); President and Director of USAA Shareholder Account Services (SAS) (10/09-06/19); Chairman of Board of SAS (04/13-06/19); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-03/21); Director and Vice Chairman of FPS (12/13-03/21); President and Director of USAA Investment Corporation (ICORP) (03/10-03/21); Chairman of Board of ICORP (12/13-03/21); Director of USAA Financial Advisors, Inc. (FAI) (12/13-03/21); Chairman of Board of FAI (3/15-03/21).

				45	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Retired.	45	None

22

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Richard Y. Newton, III (January 1956)	Trustee	Trustee since March 2017	Director, Elta North America (01/18-08/19), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.
Barbara B. Ostdiek, Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (February 1962)	Trustee	Trustee since July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Effective at the close of business on December 31, 2021, Robert L. Mason, Ph.D., retired from the Board of Trustees.

23

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustee
David C. Brown (May 1972)	Trustee	Trustee since July 2019

Chairman and Chief Executive Officer (2013-present), Victory Capital Management Inc.; Chief Executive Officer and Chairman (2013-present), Victory Capital Holdings, Inc.; Director, Victory Capital Services, Inc. (2013-present); Director, Victory Capital Transfer Agency, Inc. (2019-present).

				45 portfolios within the Trust; 40 portfolios within the Victory Portfolios, 25 series within the Victory Portfolios II, and 6 series within the Victory Variable Insurance Funds	None

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

24

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Officers:

The officers of the Trust, their dates of birth, their commencement of service, and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, San Antonio, TX 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Officers of the Trust
Christopher K. Dyer (February 1962)	President	July 2019

Director of Mutual Fund Administration, Victory Capital Management Inc. (2004-present). Chief Operating Officer, Victory Capital Services, Inc. (2020-present). Vice President, Victory Capital Transfer Agency, Inc. (2019-present).

Scott Stahorsky (July 1969)	Vice President	July 2019	Manager, Fund Administration, Victory Capital Management Inc. (2015-present).
Thomas Dusenberry (July 1977)	Secretary	June 2022

Manager, Fund Administration, Victory Capital Management Inc.; Treasurer and Principal Financial Officer (2020-2022), Assistant Treasurer (2019), Salient MF Trust, Salient Midstream, MLP Fund, and Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds and Endowment PMF Funds; Senior Vice President of Fund Accounting and Operations, Salient Partners (2020-2022); Director of Fund Operations, Salient Partners (2016-2019).

James K. De Vries (April 1969)	Treasurer	March 2018

Executive Director, Victory Capital Management Inc. (7/1/19-present); Executive Director, Investment and Financial Administration, USAA (2012-6/30/19); Assistant Treasurer, USAA Mutual Funds Trust (2013-2018). Mr. De Vries also serves as the Funds' Principal Financial Officer.

Allan Shaer (March 1965)	Assistant Treasurer	July 2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (2016-present); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).
Carol D. Trevino (October 1965)	Assistant Treasurer	September 2018	Director, Accounting and Finance, Victory Capital Management Inc. (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Charles Booth (April 1960)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	July 2019	Director, Regulatory Administration and CCO Support Services, City Fund Services Ohio, Inc. (2007-present).
*Colin Kinney (October 1973)	Chief Compliance Officer	July 2021	Chief Compliance Officer, the Adviser (since 2013), Chief Compliance Officer, Victory Funds (since 2017), and Chief Risk Officer, the Adviser (2009-2017).

*  Effective at the close of business on June 10, 2022, Colin Kinney resigned as the Chief Compliance Officer of the Trust.

25

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Sean Fox (September 1976)	Chief Compliance Officer	June 2022	Deputy Chief Compliance Officer (July 2021-June 2022), Senior Compliance Officer, the Adviser (2019-2021), Compliance Officer, the Adviser (2015-2019).

  Effective at the close of business on April 27, 2022, Erin Wagner resigned as the Secretary of the Trust.

26

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 235-8396. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Fund makes available on VCM.com a complete list of portfolio holdings no sooner than 5 business days after the end of each month. Form N-MFP is available on the SEC's website at www.sec.gov.

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021, through May 31, 2022.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expenses in the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 12/1/21	Actual Ending Account Value 5/31/22	Hypothetical Ending Account Value 5/31/22	Actual Expenses Paid During Period 12/1/21-5/31/22*	Hypothetical Expenses Paid During Period 12/1/21-5/31/22*	Annualized Expense Ratio During Period 12/1/21-5/31/22
$1,000.00	$1,000.30	$1,024.03	$0.90	$0.91	0.18%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

27

USAA Mutual Funds Trust	Supplemental Information — continued May 31, 2022

  (Unaudited)

Considerations of the Board in Continuing the Investment Advisory Agreement

USAA Treasury Money Market Trust (the "Fund")

At a meeting of the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust") held on December 9-10, 2021, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the "Independent Trustees"), approved for an annual period the continuance of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Victory Capital Management Inc. (the "Adviser") with respect to the Fund. Prior to the December 9-10, 2021 meeting at which the Advisory Agreement was approved, the Independent Trustees also discussed and considered information regarding the proposed continuation of the Advisory Agreement at a meeting held on November 19, 2021.

In advance of the foregoing meetings, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Adviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party of mutual fund data, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Adviser's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Adviser; and (iii) information about the Adviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel retained by the Independent Trustees ("Independent Counsel") and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Adviser. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Adviser's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings. The Board also recognized that the contractual arrangements for the Fund have been reviewed by the Board and discussed with the Adviser in prior years and that the Board's conclusions may be based, in part, on its consideration of these same arrangements in prior years.

Advisory Agreement

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

Nature, Extent, and Quality of Services — In considering the nature, extent, and quality of the services provided by the Adviser under the Advisory Agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel. The Board also took into account its knowledge of the Adviser's management and the quality of the performance of the Adviser's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Adviser and the services provided to the Fund by the Adviser under the Advisory Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Adviser and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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The Board considered the scope of services provided by, and the undertakings required of, the Adviser in connection with those services, including, among other things, maintaining (i) its own and the Fund's compliance programs, (ii) risk management programs, (iii) liquidity risk management programs, and (iv) cybersecurity programs, each of which had expanded over time as a result of regulatory, market, and other developments. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, litigation, regulatory and compliance risks.

The Board considered the Adviser's management style and the performance of the Adviser's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Adviser, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Adviser's process for monitoring "best execution," also was considered. The Adviser's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Adviser's risk management processes. The Board considered the Adviser's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Adviser and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Adviser and its affiliates, including the Adviser's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as Trustees of the Trust, also focused on the quality of the Adviser's compliance and administrative staff.

Expenses and Performance — In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type, asset size, and expense components (the "expense group") and (ii) a larger group of investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's net management fee rate — which includes advisory and administrative services, as well as any fee waivers and reimbursements — was below the medians of its expense group and expense universe. The data indicated that the Fund's total expenses, including after any reimbursements, were below the medians of its expense group and expense universe. The Board also took into account the Adviser's current undertakings to maintain expense limitations for the Fund, which included voluntary waiver support to preserve a minimum daily yield. The Board took into account the various other services provided to the Fund by the Adviser and its affiliates and noted the high quality of services received by the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns relative to its Lipper index and other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-year period ended September 30, 2021, and was above the average of its performance universe for the three-, five- and ten-year periods ended September 30, 2021, and was below its Lipper index for the one-, three-, five- and ten-year periods ended September 30, 2021. The Board noted the relatively narrow range of returns of the funds in the Fund's peer group.

Compensation and Profitability — The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Adviser's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees

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noted that the Adviser waived a portion of its management fees and/or reimbursed certain expenses with respect to the Fund. The Trustees reviewed the profitability of the Adviser's relationship with the Fund before tax expenses. The Board was also provided with a profitability analysis of other publicly traded asset managers prepared by an independent information service. In reviewing the overall profitability of the management fee to the Adviser, the Board also considered the fact that the Adviser and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Adviser from its relationship with the Trust, including that the Adviser may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Adviser.

Economies of Scale — The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also considered the fee waiver and expense reimbursement arrangements by the Adviser. The Board also considered the effect of the Fund's change in size, if any, on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionally more than expenses. The Board determined that the current investment management fee structure was reasonable.

Conclusions — The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Adviser: (i) the Adviser has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Adviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's investment approach; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Adviser; and (v) the Adviser's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Adviser and its affiliates and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic, and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
www.vcm.com	(800) 235-8396

23415-0722

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2022	2021
(a) Audit Fees (1)	$334,134	$329,388
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	31,534	46,446
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2) For the fiscal years ended May 31, 2022 and May 31, 2021, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with foreign tax compliance services and tax consulting services.

(4) For the fiscal years ended May 31, 2022 and May 31, 2021, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2022	$31,534	$132,342
2021	$46,446	$123,184

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, and the Funds' transfer agent, Victory Capital Transfer Agency Inc., which includes aggregate fees accrued or paid to Ernst & Young LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Funds Trust

By (Signature and Title)*	/s/ James De Vries
James K. De Vries, Principal Financial Officer

Date	July 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	July 29, 2022

By (Signature and Title)*	/s/ James De Vries
James K. De Vries, Principal Financial Officer

Date	July 29, 2022